Prospectus
December 20, 2018
RiverSource®
Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6).
The purpose of the policy is to provide life insurance protection on the life of the insured and to potentially build policy value. The policy is a long-term investment that provides a death benefit that we pay to the beneficiary upon the insured’s death. You may direct your net premiums or transfers to:
•	A fixed account to which we credit interest.
•	Indexed accounts to which we credit interest.
•	Subaccounts that invest in underlying funds.
Prospectuses are available for the funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations. All material state variations are disclosed in the prospectus.
Please note that your investments in a policy and its underlying funds:
•	Are NOT deposits or obligations of a bank or financial institution;
•	Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•	Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.

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Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy the policy or surrender the policy.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Premium Expense Charge	When you pay premium.	4% of each premium payment.

State Premium Taxes	When you pay premium.	Deducted from each premium payment. See discussion under “Premium Expense Chagre.”

Surrender Charge(a)	When you surrender your policy for its full cash surrender value, or the policy lapses, during the first ten years and for ten years after requesting an increase in the specified amount. The rates to the right are the initial surrender charge. These rates decrease monthly until it is zero at the end of year 10.	Rate per $1,000 of initial specified amount:
Minimum: $11.13 — Female, Standard NonTobacco, Age 0.
Maximum:$ 57.00 — Male, Standard Tobacco, Age 63.

Representative Insured: $18.17 — Male, Super Preferred Nontobacco, Age 35.

Partial Surrender Charge	When you surrender part of the value of your policy.	The lesser of:
• $25; or
• 2% of the amount surrendered.

Accelerated Benefit Rider for Terminal Illness Charge(ABRTI)	Upon payment of Accelerated Benefit.	0.25% (.0025) of the Accelerated Benefit lump sum advanced; however, for the first Accelerated Benefit payment advanced, the fee will not be less than $250. The maximum aggregate charge for all Accelerated Benefits advanced is $500.

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and proceeds are sent by express mail or electronic fund transfer.	• $30 — United States.
• $35 — International.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including fund fees and expenses.
Periodic Charges Other than Fund Operating Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of net amount at risk:
Minimum: $.005 — Female, Standard Nontobacco, Age 4: Duration 1.
Maximum: $83.333 — Male, Standard Nontobacco, attained age 112:

Representative Insured: Male, Super Preferred Nontobacco, Age 35: Duration 1.
Guaranteed: $.075 per month
Current: $.0075 per month

Policy Fee	Monthly.	$10.00 per month for initial specified amounts below $1,000,000; and
$0 per month for initial specified amounts of $1,000,000 and above.

Administrative Charge	Monthly.	Rate per $1,000 of initial specified amount:
Minimum: $.087 — Female, Standard Nontobacco, Age 0.
Maximum: $6.205 — Male, Standard Tobacco, Age 90.

Representative Insured: Male, Super Preferred Nontobacco, Age 35.
Guaranteed: $0.220 per month, years 1-20; $ 0.11 per month, years 21+.
Current: $0.156 per month, years 1-10; $0 per month, years 11+.

Mortality and Expense Risk Charge	Daily.	Annual rate of 0.60% applied monthly to the variable account value.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Interest Rate on Loans	Charged daily and due at the end of the policy year.	• 4% for policy years 1-10;
• 2% for policy years 11+.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)	The indexed account charge is equal to the sum of the charges for all indexed accounts. The charge for an indexed account is equal to the current indexed account charge for that indexed account multiplied by the sum of the segment values corresponding to that indexed account as of the monthly date. The indexed account charge will be taken out of policy value as part of the monthly deduction.

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Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.	• For that part of the accelerated benefit which does not exceed policy value available for policy loans when an accelerated benefit is requested, we will charge the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).
• For that part of the accelerated benefit which exceeds policy value available for policy loans when the accelerated benefit is requested, the greatest of:
• the current yield on 90-day Treasury bills, or
• the current maximum statutory adjustable policy loan interest rate, or
• the policy’s Guaranteed Loan Interest Rate shown under Policy Data (currently 4%).

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial specified amount:
Minimum: $.04 — Female, Age 5.
Maximum: $.16 — Male, Age 69.

Representative Insured: $.08 — Male, Super Preferred Nontobacco, Age 35.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR specified amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of Benefit.	3% of the policy value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of net amount at risk
Minimum: $.00692 — Female, Nontobacco, Age 20.
Maximum: $.34212 — Male, Standard Tobacco, Age 59.

Representative Insured: $0.01340 — Male, Super Preferred Nontobacco, Age 35.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $.03206 — Male, Nontobacco, Age 20.
Maximum: $.40219 — Female, Standard Tobacco, Age 59.

Representative Insured: $0.04009 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)	States in which the WP does not include waiver for involuntary unemployment include FL and MT.

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Periodic Charges Other than Fund Operating Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
AdvanceSource ® Accelerated Benefit Rider for Chronic Illness (ASR)(a)(b)(c)(d)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider specified amount:
Minimum: $0.0025, Male, Age 20, Super Preferred Nontobacco, Duration 1, 1% Monthly Benefit Percent.
Maximum: $24.41, Female, Age 20, Standard Tobacco, Duration 80, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Male, Super Preferred Nontobacco, Age 35, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of OIR specified amount:
Minimum: $.0325 — Male, Nontobacco, Age 85.
Maximum: $.0629 — Female, Tobacco, Age 35-55.

Representative Insured: $0.05 — Male, Super Preferred Nontobacco, Age 35.

(a)	This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)	The monthly cost of insurance rate is based on the accelerated benefit insured’s sex (except in Montana), risk class, issue age, duration and the monthly benefit percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(c)	This rider is only available for policies purchased under the Option 1 death benefit . This rider has a different name in some jurisdictions. (See Appendix B.)
(d)	In Colorado, Florida, Hawaii, North Carolina, Ohio, Tennessee and Vermont, the minimum, maximum and representative insured rates for the rider are 0.025 for Male, Age 25, Super Preferred Non-Tobacco, 1% Monthly Benefit; 4.3575, Female, Age 79, Standard Tobacco, 3% Monthly Benefit Percent; and 0.0575, Male, Age 35, Preferred Non-Tobacco, 2% Monthly Benefit for VUL 6, respectively and 0.025 for Male, Age 25, Super Preferred Non-Tobacco, 1% Monthly Benefit; 4.3575, Female, Age 79, Standard Tobacco, 3% Monthly Benefit Percent.

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Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the policy. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended Dec. 31, 2017, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum annual operating expenses for the funds
(Including management fees and other expenses)(1)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.28	1.36
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and policy owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and the Statement of Additional Information (“SAI”).

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Policy Benefits and Risks
This summary describes the policy’s important benefits and risks. The sections in the prospectus following this summary discuss the policy’s benefits, risks and other provisions in more detail. For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.
Policy Benefits
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Death Benefit	We will pay a benefit to the beneficiary of the policy when the insured dies. Your policy’s death benefit can never be less than the specified amount unless you change that amount or your policy has outstanding indebtedness.	The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date. You may choose either of the following death benefit options:
Option 1 (level amount): If death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the specified amount; or
• a percentage of the policy value.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 2 (variable amount): If death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
• the policy value plus the specified amount; or
• a percentage of the policy value.
You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges. We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Internal Revenue Code of 1986, as amended (Code).
This percentage is shown in the Death Benefit Percentage Table under Policy Data.
Option 3 (return of premium, subject to a limit): If death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
1. the lesser of:
• the specified amount plus premiums paid, less partial surrenders and any partial surrender fees; or
• the Death Benefit Option 3 Limit shown under Policy Data; or
2. a percentage of the policy value.
You may change the death benefit option or specified amount within certain limits, but doing so generally will affect policy charges. We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
Death Benefit after the insured’s attained insurance age 120 anniversary:
Under all Death Benefit Options, the death benefit upon death of the insured after the insured’s attained insurance age 120 anniversary will be the greater of:

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
• the death benefit on the insured’s attained insurance age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the insured’s attained insurance age 120 anniversary; or
• the policy value on the date of death.
This percentage is shown in the Death Benefit Percentage Table under Policy Data.

Minimum Initial Premium Guarantee and No Lapse Guarantee (NLG)	Your policy will not lapse (end without value) if the minimum initial premium guarantee or the NLG option is in effect, even if the cash surrender value is less than the amount needed to pay the monthly deduction.	Minimum Initial Premium Guarantee : A period of the first ten policy years during which you may choose to pay the minimum initial premium as long as the policy value minus indebtedness equals or exceeds the monthly deduction.
No Lapse Guarantee: Each policy has the following NLG option which remains in effect if you meet certain premium requirements and indebtedness does not exceed the policy value minus surrender charges:
• No Lapse Guarantee To Age 75 (NLG-75) guarantees the policy will not lapse before the insured’s attained insurance age 75 (or 10 years, if later).

Flexible Premiums	You choose when to pay premiums and how much premium to pay.	When you apply for your policy, you state how much you intend to pay and whether you will pay monthly, quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured’s attained insurance age 120. We reserve the right to refuse premiums to the extent necessary to qualify the policy as life insurance under the Code. Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and the length of time your policy will remain in force as well as affect whether any of the NLG options remain in effect.

Right to Examine Your Policy (“Free Look”)	You may return your policy for any reason and receive a full refund of all premiums paid.	If you exercise your right to examine your policy under the “Free Look” provision of the policy, you will receive a full refund of all premiums paid.
You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it (20th day in North Dakota). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
• The date we mail the policy from our Service Center.
• The policy date (only if the policy is issued in force).
• The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Investment Choices	You may direct your net premiums or transfer your policy’s value to:
	• The Variable Account, which consists of subaccounts, each of which invests in a fund with a particular investment objective.	• Under the Variable Account your policy’s value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed.
	• The Fixed Account, which is part of our general investment account.	• The Fixed Account earns interest rates that we adjust periodically. This rate will never be lower than 2%.
	• The Indexed Accounts, which are part of our general investment account.	• The Indexed Accounts earn interest based on a change in the value of one or more designated index(es), subject to a segment growth cap, segment floor and segment participation rate. Indexed interest will never be lower than 0% for the 1-year indexed account or 1% for the 2-year indexed account.

Policy Value Credit	We may periodically apply a policy value credit to your policy value. The requirements that must be met to receive any policy value credit are shown under Policy Data.	How it works: The amount of the policy value credit is determined by multiplying the policy value credit percentage times the policy value minus any indebtedness at the time the calculation is made.
We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable surrender charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.

Surrenders	You may cancel the policy while it is in force and receive its cash surrender value or take a partial surrender out of your policy.	The cash surrender value is the policy value minus indebtedness minus any applicable surrender charges. Partial surrenders are available within certain limits for a fee.

Loans	You may borrow against your policy’s cash surrender value.	Generally, you may access your policy’s cash surrender value through policy loans without incurring taxes or surrender charges associated with withdrawals. See discussion under “Policy Loans” and “Federal Taxes.”

Transfers	You may transfer your policy’s value.	You may transfer policy value from one subaccount to another or between subaccounts and the fixed account. You can also arrange for automated transfers among the fixed account and subaccounts. Certain restrictions may apply.

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits	You may add optional benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). Generally, the amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions and conditions apply and are clearly described in the applicable rider.	Available riders you may add:
• Accelerated Benefit Rider for Terminal Illness (ABRTI): If the insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
• Accidental Death Benefit Rider (ADB): ADB provides an additional death benefit if the insured’s death is caused by accidental injury.
• Automatic Increase Benefit Rider (AIBR): AIBR provides an increase in the specified amount at a designated percentage on each policy anniversary until the earliest of the insured’s attained insurance age 65 or the occurrence of certain other events, as described in the rider.
• Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
• Overloan Protection Benefit (OPB): Protects the policy from lapsing as a result of the loan balance exceeding the policy value.
• Waiver of Monthly Deduction Rider (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled before attained insurance age 60.
In addition:
• If total disability begins on or after attained insurance age 60 but before attained insurance age 65, the monthly deduction will be waived only for a limited period of time; and
• WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WMD for involuntary unemployment is not available in Florida or Montana.
Ask your sales representative about the terms of the WMD.
• Waiver of Premium Rider (WP): Under WP, if total disability begins before attained insurance age 60, prior to attained insurance age 65 we will add the specified premium shown under Policy Data in the policy to the policy value or waive the monthly deduction if higher. On or after attained insurance age 65, we will waive the monthly deduction.
In addition:
• If total disability begins on or after attained insurance age 60 but before attained insurance age 65, the monthly deduction will be waived for a limited period of time; and
• WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WP for involuntary unemployment is not available in Florida or Montana. Ask your sales representative about the terms of the WP.

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Policy Benefits (continued)
POLICY BENEFIT	WHAT IT MEANS	HOW IT WORKS
Optional Insurance Benefits (continued)		• AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR): ASR provides a rider payment to the accelerated benefit insured, as an acceleration of the policy’s death benefit, if the accelerated benefit insured becomes a chronically ill individual who receives qualified long-term care services. Please note the following about the ASR:
• This rider is only available for policies purchased under the Option 1 death benefit .
• This rider has a different name in some jurisdictions. (See Appendix B.)
• At the request of you or the accelerated benefit insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the accelerated benefit insured or to any individual authorized to act on behalf of the accelerated benefit insured.
• These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a licensed health care practitioner that certifies the accelerated benefit insured is a chronically ill individual; and 2) Proof that the accelerated benefit insured received or is receiving qualified long-term care services pursuant to a plan of care; and 3) Proof that the elimination period has been satisfied; and 4) Written notice of claim and proof of loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
• We will begin monthly benefit payments under this rider when the eligibility for the payment of benefits conditions are met and a claim for benefits has been approved by us. The ASR does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR may be adjusted.
• Monthly benefit payments paid will also change other values of the life insurance policy as provided in the rider such as policy value less indebtedness, surrender charges and monthly no-lapse guarantee premiums.
• Accounting Value Increase Rider (AVIR): If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the surrender change.
• The amount waived is a percentage of the surrender charge that would apply to the initial specified amount.
• The waiver does not apply to any surrender charge due to increases in specified amount, or to partial surrenders.
• Surrender charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.

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Policy Risks
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Investment Risk	You direct your net premiums or transfer your policy’s value to a subaccount that drops in value.	• You can lose cash values due to adverse investment experience. There is no minimum guaranteed cash value under the subaccounts of the variable account.
• Your death benefit under Option 2 may be lower due to adverse investment experience.
• Your policy could lapse due to adverse investment experience if neither the minimum initial premium gurantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.

	You transfer your policy’s value between subaccounts.	• The value of the subaccount from which you transferred could increase.
• The value of the subaccount to which you transferred could decrease.

Market Risk	Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.	• You may experience loss in policy value due to factors that affect the overall performance of the financial markets.

Risk of Limited Policy Values in Early Years	The policy is not suitable as a short-term investment.	• If you are unable to afford the premiums needed to keep the policy in force, your policy could lapse with no value.

	Your policy has little or no cash surrender value in the early policy years.	• Surrender charges apply to this policy for the first ten years. Surrender charges can significantly reduce policy values. Poor investment performance can also significantly reduce policy values. During early policy years the cash surrender value may be less than the premiums you pay for the policy.

	Your ability to take partial surrenders is limited.	• You cannot take partial surrenders during the first policy year.

Lapse Risk	You do not pay the premiums needed to maintain coverage.	• We will not pay a death benefit if your policy lapses.
• Also, the lapse may have adverse tax consequences. (See “Tax Risk.”)

	Your policy may lapse due to surrender charges.	• Surrender charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly lapse, which may have adverse tax consequences, see “Tax Risk”). A partial surrender will reduce the policy value and the death benefit, and may terminate the NLG. Additionally, for Option 1 policies, a partial surrender will reduce the specified amount.

	You take a loan against your policy.	• Taking a loan increases the risk of:
— policy lapse (which may have adverse tax consequences, see “Tax Risk”);
— a permanent reduction of policy value;
— reducing the death benefit.
• Taking a loan may also terminate the minimum initial premium guarantee or the NLG.

14    RiverSource Variable Universal Life 6 Insurance — Prospectus

Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Lapse Risk (continued)	Your policy can lapse due to poor investment performance.	• Your policy could lapse due to adverse investment experience if neither the minimum initial premium guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
• The lapse may have adverse tax consequences (See “Tax Risk”).

Exchange/Replacement Risk	You exchange or replace another policy to buy this one.	• You may pay surrender charges on the old policy.
• The new policy has surrender charges, which may extend beyond those in the old policy.
• You may be subject to new incontestability and suicide periods on the new policy.
• You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
• If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
• Also, the exchange may have adverse tax consequences. (See “Tax Risk.”)

	You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.	• If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Tax Risk.”)
• If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Tax Risk.”)

Tax Risk	A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, certain changes you make to the policy may cause it to become a MEC.	• Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.

	If you exchange or replace another policy to buy this one.	• If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total policy value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
• If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total policy value (before reductions for the outstanding loan) exceeds your investment in the old policy.
• The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.

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Policy Risks (continued)
POLICY RISK	WHAT IT MEANS	WHAT CAN HAPPEN
Tax Risk (continued)		• The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.

If your policy lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.	• You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
• For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon lapse or surrender of the policy.
• For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.

	You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.	• Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.

	You may buy this policy to fund a qualified tax-deferred retirement plan.	• The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.

	The investments in the subaccount are not adequately diversified.	• If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).

Congress may change how a life insurance policy is taxed at any time. The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.	• You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
• For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
• Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

	The IRS may determine that you are the owner of the fund shares held by our Variable Account.	• You may be taxed on the income of each subaccount to the extent of your interest in the subaccount.

16    RiverSource Variable Universal Life 6 Insurance — Prospectus

Fund Risks
A comprehensive discussion of the risks of each portfolio in which the subaccounts invest may be found in each fund’s prospectus. Please refer to the prospectuses for the funds for more information. The investment advisers cannot guarantee that the funds will meet their investment objectives.

RiverSource Variable Universal Life 6 Insurance — Prospectus    17

Loads, Fees and Charges
Policy charges primarily compensate us for:
•	providing the insurance benefits of the policy;
•	issuing the policy;
•	administering the policy;
•	assuming certain risks in connection with the policy; and
•	distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account, indexed accounts and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under “Surrender Charge” and the administrative charge, discussed under “Administrative charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.
Monthly Deduction
On each monthly date we deduct from the value of your policy in the fixed account, indexed accounts and/or subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the indexed account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:
•	you do not specify the accounts from which you want us to take the monthly deduction; or
•	the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the monthly deduction will be taken from the indexed accounts. See “Order of Deductions from Policy Value” for further discussion.
If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the NLG is in effect or the minimum initial premium guarantee is in effect and the premium payment requirements have been met. (See “no lapse guarantee,” “minimum initial premium guarantee,” “grace period” and “reinstatement” at the end of this section on policy costs.)
Components of the monthly deduction:
1.	Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•	the amount of the death benefit;
•	the policy value; and

18    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	the statistical risk that the insured will die in a given period.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”	is the monthly cost of insurance rate based on the insured’s insurance age, duration, sex (unless unisex rates are required by law), risk classification and election of WMD. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy. All rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”	is the death benefit on the monthly date divided by 1.0016515813 (which reduces our net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 2%).
“c”	is the policy value on the monthly date. At this point, the policy value has been reduced by the administrative charge, mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”	is any flat extra insurance charges we assess as a result of special underwriting considerations.
2.	Policy fee: $10.00 per month for initial specified amounts below $1,000,000 and $0.00 per month for initial specified amounts of $1,000,000 and above. This charge primarily reimburses us for expenses associated with issuing the policy, such as processing the application (mostly underwriting) and setting up computer records; and associated with administering and distributing the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $15.00 per month.
3.	Administrative charge: charged each month prior to the insured's attained insurance age 120 anniversary. This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency, expenses and/or federal and state tax assumptions. However, it will never exceed the guaranteed administrative charge shown in the “Policy Data” section of the policy.
4.	Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. (See “Mortality and Expense Risk Charge” for complete discussion.)
5.	Indexed account charge: compensates us for certain administrative, investment and other expenses we assume in making available the indexed account options. The charge is assessed as an asset-based charge and is based on the value of the segments of an indexed account on the monthly date.
6.	Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See “Fee Tables — Charges Other than Fund Operating Expenses.”)
Note for Montana residents: Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with a 70% male, 30% female blend of the 2017 CSO Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
Surrender Charge
If you surrender your policy or the policy lapses during the first ten policy years or in the ten years following an increase in specified amount, we will reduce your policy value, minus indebtedness, by the applicable surrender charge.
The surrender charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured’s insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. The additional maximum surrender charge in a revised policy will be based on the insured’s attained insurance age, sex (unless unisex rates are required by law), risk classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.

RiverSource Variable Universal Life 6 Insurance — Prospectus    19

The following table illustrates the maximum surrender charge for  VUL 6. For VUL 6, we assume a male, insurance age 35 qualifying for super preferred nontobacco rates and the specified amount to be $400,000.
Lapse or surrender at beginning of year	Maximum Surrender Charge
1	$ 7,263.67
2	7,211.68
3	7,159.70
4	7,107.72
5	7,055.73
6	6,891.20
7	5,489.60
8	4,088.00
9	2,686.40
10	1,284.80
11	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
If you have the AdvanceSource rider(1) on your policy, once notice of claim is received partial surrenders are no longer allowed.
Mortality and Expense Risk Charge
The mortality and expense risk charge is deducted monthly as part of the monthly deduction. It compensates us for assuming the mortality and expense risks under the policy. It is equal to:
(a) × (b)	where:
12
“a” is the variable account value; and
“b” is the mortality and expense risk charge shown in the “Chares Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•	Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•	Expense risk — the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, reinsurance costs, future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never exceed the guaranteed mortality and expense risk rate shown in the “Policy Data” section of the policy.
Total Annual Operating Expenses of the Funds
Any applicable management fees and other expenses of the funds are deducted from, and paid out of, the assets of the funds as described in each fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, policy values and cash surrender values may fluctuate due to an increase or decrease in the following charges:
•	cost of insurance charges;
•	surrender charges;
(1)	This rider has a different name in some jurisdictions. (See Appendix B.)

20    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	cost of optional insurance benefits;
•	policy fees;
•	administrative charges;
•	mortality and expense risk charges;
•	indexed account charges; and
•	annual operating expenses of the funds, including management fees and other expenses.
In addition, your death benefits, policy values and cash surrender values may change daily as a result of the investment experience of the subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
RiverSource Life
We are a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The variable account: The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. Income, gains and losses of each subaccount are credited to or charged against the assets of that subaccount alone. Therefore, the investment performance of each subaccount is independent of the investment performance of our company assets. We will not charge a subaccount with the liabilities of any other subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The funds: The policy currently offers subaccounts investing in shares of the funds listed in the table below.
•	Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•	Fund name and management: A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Funds available under the policy: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the policy charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a policy, which funds to add to a policy and which funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective

RiverSource Variable Universal Life 6 Insurance — Prospectus    21

factors include, but are not limited to, fund performance, fund expenses, classes of fund shares available, size of the fund, and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing expenses incurred with respect to the fund.
•	Money market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•	Risks and conflicts of interest with certain funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several fund of funds, including managed volatility funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and volatility management risk with the managed volatility funds: These funds invest in other registered mutual funds. In addition, managed volatility funds employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the policies and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your policy value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Although an investment in the managed volatility funds may mitigate declines in your policy value due to declining equity markets, the funds’ investment strategies may also curb or decrease your policy value during periods of positive performance by the equity markets. There is no guarantee that any of the funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the managed volatility funds, it provides no investment advice to you as whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are listed in the table below.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous policy owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual policy owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the

22    RiverSource Variable Universal Life 6 Insurance — Prospectus

variable account as subaccount options for policy owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the funds, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Training and educating sales representatives who sell the policies.
•	Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the funds available under the policies to policy owners, authorized selling firms and sales representatives.
•	Providing sub-transfer agency and shareholder servicing to policy owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the policies.
•	Furnishing personal services to policy owners, including education of policy owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
You can direct your net premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class I	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Energy Infrastructure Index (the "Index").	ALPS Advisors, Inc.

RiverSource Variable Universal Life 6 Insurance — Prospectus    23

Investing In	Investment Objective and Policies	Investment Adviser
American Century VP Value, Class I	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors, LLC
Columbia Variable Portfolio - Balanced Fund (Class 1)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 1)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC, adviser; Threadneedle International Limited, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., subadviser.
Columbia Variable Portfolio - Contrarian Core Fund (Class 1)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 1)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 1)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 1)	Seeks to provide shareholders with high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC

24    RiverSource Variable Universal Life 6 Insurance — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Value Fund (Class 1)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 1)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Strategic Income Fund (Class 1)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Equities Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
CTIVP sm - American Century Diversified Bond Fund (Class 1)	Seeks to provide shareholders with high level of current income.	Columbia Management Investment Advisers, LLC, adviser; Eaton Vance Management, subadviser.
CTIVP sm - AQR International Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP sm - AQR Managed Futures Strategy Fund (Class 1)	Seeks positive absolute returns.	Columbia Management Investment Advisers, LLC, adviser; AQR Capital Management, LLC, subadviser.
CTIVP sm - BlackRock Global Inflation-Protected Securities Fund (Class 1)	Seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser.
CTIVP sm - CenterSquare Real Estate Fund (Class 1)	Seeks to provide shareholders with current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management, Inc., subadviser.
CTIVP sm - DFA International Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Dimensional Fund Advisors, L.P., subadviser.
CTIVP sm - Lazard International Equity Advantage Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Lazard Asset Management LLC., subadviser.

RiverSource Variable Universal Life 6 Insurance — Prospectus    25

Investing In	Investment Objective and Policies	Investment Adviser
CTIVP sm - Loomis Sayles Growth Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP sm - Los Angeles Capital Large Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Los Angeles Capital Management and Equity Research, Inc., subadviser.
CTIVP sm - MFS® Blended Research® Core Equity Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP sm - MFS® Value Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP sm - Morgan Stanley Advantage Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.
CTIVP sm - Oppenheimer International Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; OppenheimerFunds, Inc., subadviser.
CTIVP sm - T. Rowe Price Large Cap Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.
CTIVP sm - TCW Core Plus Bond Fund (Class 1)	Seeks to provide shareholders with total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.
CTIVP sm - Victory Sycamore Established Value Fund (Class 1)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP sm - Wells Fargo Short Duration Government Fund (Class 1)	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
CTIVP sm - Westfield Mid Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.
DWS Alternative Asset Allocation VIP, Class A (previously Deutsche - Alternative Asset Allocation VIP, Class A)	Seeks capital appreciation.	DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Fidelity ® VIP Contrafund® Portfolio Initial Class	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.

26    RiverSource Variable Universal Life 6 Insurance — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Fidelity ® VIP Mid Cap Portfolio Initial Class	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund.
Fidelity ® VIP Strategic Income Portfolio Initial Class	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager. Fidelity Investments Money Management, Inc. (FIMM), FMR Co., Inc. (FMRC), FIL Investment Advisors (UK) Limited (FIA(UK)) and other investment advisers serve as sub-advisers for the fund.
Franklin Income VIP Fund - Class 1	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc. adviser; Templeton Investment Counsel, LLC, subadviser.
Franklin Mutual Shares VIP Fund - Class 1	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 1	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Advisory Services, LLC
Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Janus Henderson Balanced Portfolio: Institutional Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC
Janus Henderson Flexible Bond Portfolio: Institutional Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Institutional Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Utilities Series - Initial Class	Seeks total return.	MFS ® Investment Management
Morgan Stanley VIF Mid Cap Growth Portfolio, Class I Shares	Seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT Sustainable Equity Portfolio (Class I)	Seeks to invest primarily in common stocks of mid- to large- capitalization companies that meet the Fund's quality oriented financial and ESG criteria.	Neuberger Berman Investment Advisers LLC

RiverSource Variable Universal Life 6 Insurance — Prospectus    27

Investing In	Investment Objective and Policies	Investment Adviser
Oppenheimer Global Fund/VA	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Global Strategic Income Fund/VA	Seeks total return.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
Oppenheimer Main Street Small Cap Fund®/VA	Seeks capital appreciation.	OFI Global Asset Management, Inc., adviser; OppenheimerFunds, Inc., sub-adviser.
PIMCO VIT All Asset Portfolio, Institutional Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC
PIMCO VIT Total Return Portfolio, Institutional Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Templeton Global Bond VIP Fund - Class 1	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.	Franklin Advisers, Inc.
Variable Portfolio - Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Columbia Wanger International Equities Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Columbia Wanger Asset Management LLC, subadviser.
Variable Portfolio - Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)	Seeks total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 1)	Seeks total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC

28    RiverSource Variable Universal Life 6 Insurance — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Moderately Conservative Portfolio (Class 1)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Core Bond Fund (Class 1)	Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Small Cap Growth Fund (Class 1)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; BMO Asset Management Corp., Kennedy Capital Management, Inc., and Wells Capital Management Incorporated., subadvisers.
Variable Portfolio - Partners Small Cap Value Fund (Class 1)	Seeks long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Denver Investment Advisors LLC, Jacobs Levy Equity Management, Inc., Nuveen Asset Management, LLC and Segall Bryant & Hamill, LLC, subadvisers.
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wells Fargo VT Opportunity Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 1	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio – Share Class I	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisers.
Please refer to the prospectuses for the funds for more information. These prospectuses are available by contacting us at the address or telephone number shown on the first page of this prospectus.
Relationship Between Funds and Subaccounts
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge (unless the fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or

RiverSource Variable Universal Life 6 Insurance — Prospectus    29

•	in our judgment, the funds no longer are suitable (or are no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund). The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and
•	eliminate or close any subaccounts.
We will notify you of any substitution or change. If we notify you that a subaccount will be eliminated or closed, you will have a certain period of time to tell us where to reallocate premiums or policy value currently allocated to that subaccount. If we do not receive your reallocation instructions by the due date, we will reallocate amounts remaining in the fund being eliminated or closed to a different subaccount. We will notify you in advance of any such reallocation. You may then transfer this reallocated amount in accordance with the transfer provisions of your policy. A reallocation and subsequent transfer for this purpose will not count against any maximum number of transfers per year we may impose under the policy. (See “Transfers Between the Fixed Account and Subaccounts.”)
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will not make any substitution or change without receiving the required prior approval of the SEC or state insurance departments.
Voting Rights
As a policy owner with investments in the subaccounts, you may vote on important fund matters.  We calculate votes separately for each subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from policy owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy owners vote, their votes will have a greater impact and may even control the outcome.
Changes to the Variable Account
We reserve the right to do any of the following:
•	cease offering any subaccount;
•	add or remove variable accounts;
•	combine the assets of the variable account with the assets of any of our other separate accounts;
•	register or deregister the variable account;
•	operate the variable account as a management investment company, unit investment trust, or any other form permitted under securities or other law;
•	run the variable account under the direction of a committee, board, or other group; or
•	make any changes required by the Investment Company Act of 1940, other federal securities laws or state insurance laws.
We will give you any required notice and receive any required regulatory approval before we make any of these changes.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Company (“we”, “us”, “our” and “RiverSource Life” refer to RiverSource Life Insurance Company), other than those in the variable account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account and the indexed accounts are the options supported by our general account that we make available under the policy.

30    RiverSource Variable Universal Life 6 Insurance — Prospectus

We have not registered interests in the fixed account or the indexed accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. We believe these options are exempt from registration under the federal securities laws because the underlying values do not vary according to the performance of a separate account and satisfy state standard non-forfeiture laws. Accordingly, RiverSource Life has a reasonable basis for concluding that these options provide sufficient guarantees of principal and interest through the company’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933. With respect to the indexed accounts, RiverSource Life represents that the indexed accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with all applicable state standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate net premiums to the fixed account, transfer policy value from the subaccounts to the fixed account, or allocate the segment maturity value of an indexed account to the fixed account. Amounts allocated to the fixed account become part of our general account.
Placing policy value in the fixed account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 2%, independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the financial strength and claims-paying ability of RiverSource Life Insurance Company. We are not obligated to credit any interest in excess of the guaranteed rate of 2%, although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 2% on any portion of policy value in the fixed account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on policy value in the fixed account as well as the interest rate that will be credited on any new money allocated to the fixed account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Company at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
You can allocate net premiums to the indexed accounts, transfer policy value from the subaccounts or the fixed account to the indexed accounts or allocate the segment maturity value of an indexed account to the indexed accounts (with certain restrictions, explained in “Transfers Among the Fixed Account, Indexed Accounts and Subaccounts”). Amounts allocated to the indexed accounts become part of our general account.
Placing policy value in the indexed accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the policy value that you place in the indexed accounts is guaranteed an indexed interest rate of 0% for the 1-year point-to-point indexed account (considered a 0% “floor”), and 1% for the 2-year point-to-point indexed account (considered a 1% “floor”), independent of the actual investment experience of the general account. Keep in mind that this guarantee is based on the financial strength and claims-paying ability of RiverSource Life Insurance Company. We are not obligated to credit indexed interest at any rate higher than 0% for the 1-year point-to-point indexed account (considered a 0% “floor”), and 1% for the 2-year point-to-point indexed account (considered a 1% “floor”), although we may do so at our sole discretion. This means that you may never receive indexed interest on amounts invested in the 1-year point-to-point indexed account and you may receive only 1% for amounts invested in the 2-year point-to-point indexed account. Also, if fees and charges under the policy are deducted from the indexed accounts, you could lose more than the premiums you’ve paid into the indexed account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed interest rates credited in excess of the guaranteed rate will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-year and 2-year point-to-point indexed accounts); the segment participation rate (currently 100% for both the 1-year and 2-year point-to-point indexed accounts); and 3) the cap and floor rates in effect at the start of each segment. A segment is the portion of an indexed account that is associated with a particular segment start date. The segment participation rate is the percentage of the index growth rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an indexed interest period (1-year or 2-year period). The cap rate will never be lower than 3% for the 1-year point-to-point indexed account (considered a 3% “cap”), and 5% for the entire two years of the 2-year point-to-point indexed account (considered a 5% “cap”).

RiverSource Variable Universal Life 6 Insurance — Prospectus    31

When you apply for your policy you will receive an illustration showing the current indexed account cap and floor rates in effect at that time. Subsequently, your statement will include the current cap rate in effect for all indexed accounts. In addition, we will provide notification on your statement if a segment’s cap or floor rate has decreased since your last statement.
The portion of policy value allocated to the indexed accounts earns interest based on a change in the value of the S&P 500 Index. An indexed account includes a corresponding interim account and one or more segments. Any money allocated to an indexed account will first be deposited into the corresponding interim account. An interim account temporarily holds net premiums, loan repayments and other amounts you request to be allocated to an indexed account. An interim account earns interest at a fixed rate not less than the fixed account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the interim account is $25 or greater, it will be transferred to a segment of the corresponding indexed account. This will begin a new “segment”, which is the portion of an indexed account created each time a transfer is made from the interim account to the indexed account. A segment lasts for a 12- or 24-month term and is eligible for indexed interest at the segment maturity date (the last day of the 12- or 24-month term). Once money is transferred to a segment it cannot be transferred out of the segment until the segment maturity date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have policy value in multiple segments at any given time.
Indexed interest is credited to the segment at the end of the segment term and is equal to the average segment value multiplied by the indexed interest rate. For a given segment, the average segment value is the average of the values at the end of each segment month over the indexed interest period. A segment month ends on the same day each month as the segment start date. An indexed interest period is the length of time a segment in an indexed account is open. Currently, the segment term for an indexed account is equal to the indexed interest period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment growth cap:	12%
Segment floor:	0%
Segment participation rate:	100%
Average segment value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $600 for the segment term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The index growth rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The indexed interest rate is equal to the lesser of a) the index growth rate multiplied by the segment participation rate or b) the segment growth cap of 12%, but not less than the segment floor of 0%:
a)	20% (index growth rate) x 100% (segment participation rate) = 20%
b)	Segment growth cap of 12%, but not less than segment floor of 0%
Therefore, in this example the indexed interest rate is capped at 12%.
The indexed interest credited is the average segment value multiplied by the indexed interest rate:
$5,000 x 12% = $600
Example 2 – Down-market:
This example shows the policy was credited with $0 for the segment term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The index growth rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000

32    RiverSource Variable Universal Life 6 Insurance — Prospectus

The indexed interest rate is equal to the lesser of a) the index growth rate multiplied by the segment participation rate or b) the segment growth cap of 12%, but not less than the segment floor of 0%:
a)	-10% (index growth rate) x 100% (segment participation rate) = -10%
b)	Segment growth cap of 12%, but not less than segment floor of 0%
Therefore, in this example the indexed interest rate is 0%.
The indexed interest credited is the average segment value multiplied by the indexed interest rate:
$5,000 x 0% = $0
Example 3 – Semi up-market:
This example shows the policy was credited with $450 for the segment term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,090
The index growth rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1090	–1)	=	9%
1000
The indexed interest rate is equal to the lesser of a) the index growth rate multiplied by the segment participation rate or b) the segment growth cap of 12%, but not less than the segment floor of 0%:
a)	9% (index growth rate) x 100% (segment participation rate) = 9%
b)	Segment growth cap of 12%, but not less than floor of 0%
Therefore, in this example the indexed interest rate is 9%.
The indexed interest credited is the average segment value multiplied by the indexed interest rate:
$5,000 x 9% = $450
The segment growth cap, segment floor and participation rate are declared at the beginning of each segment. At segment maturity, the amount reallocated to the indexed account(s) along with any money in the interim account is combined to start a new segment, the segment growth cap is set and the process of crediting interest for that new segment starts over again. The segment growth cap is the limit on the index growth used in calculating the indexed interest. The segment floor provides protection when the performance of the index is less than the segment floor. The segment participation rate reflects how much of the index growth rate will be utilized in calculating the indexed interest. The guaranteed minimum segment growth cap, segment floor and segment participation rate is shown in the policy under Policy Data. Subsequent segment growth caps, segment floors and segment participation rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current segment growth cap, segment floor and segment participation rate for the indexed accounts available under the policy.
The indexed interest credited plus the segment value at the end of the segment result in the segment maturity value. The segment maturity value is reallocated to the fixed account, subaccounts, and/or indexed accounts according to the segment maturity reallocation percentages you have selected. The amount reallocated to the indexed accounts along with any money in the interim account is then combined to start a new segment. Each available indexed account has its own segment reallocation percentages that can be selected when you apply for the policy.  You may change the segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the segment reallocation percentages will be effective for all segments of an indexed account maturing after the receipt of the request.  In absence of a selection of the segment reallocation percentages, segment maturity value will be allocated to the same indexed account.
On the insured’s attained insurance age 119 anniversary, segment reallocation percentages will be set to allocate any segment maturity value to the fixed account and may not be changed.
Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the segment maturity reallocation percentages will be set to allocate all amounts to the fixed account. The segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the segment reallocation percentages.
The indexed account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the indexed account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If

RiverSource Variable Universal Life 6 Insurance — Prospectus    33

an index is discontinued or substantially changed, we may mature segments early. If we mature a segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new segments. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an indexed account. In this case, the value of the discontinued indexed account will be transferred to the fixed account.
It is not possible to invest directly in an index. An indexed account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Changes to the Policies
We reserve the right to do any of the following:
•	make any changes necessary to maintain the status of the policy as life insurance under the Code;
•	make other changes required under federal or state law relating to life insurance;
•	suspend or discontinue sale of the policies; and
•	comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it along with your initial premium payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•	select a specified amount of insurance;
•	select a death benefit option;
•	designate a beneficiary; and
•	state how premiums are to be allocated among the fixed account, the indexed accounts and the subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.
Risk classification: The risk classification is based on the insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the insured, you and the insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the insured’s lifetime for two years (varies by state) from the policy date, we cannot contest the truth of statements or representations in your application.

34    RiverSource Variable Universal Life 6 Insurance — Prospectus

Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Premiums
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, we require that you pay the minimum initial premium in effect in order to keep the policy in force.
The scheduled premium amount you pay is based on a number of factors including, but not limited to:
•	the specified amount;
•	the insured’s gender (unless unisex rates are required by law);
•	the insured’s issue age;
•	the insured’s risk classification;
•	premium frequency; and
•	the death benefit option.
You may schedule payments annually, semiannually or quarterly. (We must approve payment at any other interval.) We show this premium schedule in your policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of scheduled premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 120.
Allocation of premiums: Until the policy date, we hold premiums, if any, in the fixed account and we credit interest on any net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive notice of claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the fixed account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the insured’s attained insurance age 119 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the fixed account, and may not be changed.
Limitations on Use of the Policy
If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an owner’s access to policy values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

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Policy Value
The value of your policy is the sum of values in the fixed account, indexed account(s) and each subaccount of the variable account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The fixed account value equals:
•	the sum of your net premiums, transfer amounts (including loan transfers), segment maturity reallocations, and any applicable policy value credit allocated to the fixed account; plus
•	interest credited; minus
•	the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out of the fixed account (including loan transfers); minus
•	any portion of the monthly deduction for the coming month that is allocated to the fixed account.
Indexed Accounts
Amounts allocated to an indexed account will be held either in an interim account or the indexed account’s segments. We value the amounts you allocate to an indexed account directly in dollars. An indexed account’s value equals:
•	the sum of your net premiums, segment maturity reallocations, and any applicable policy value credit allocated to the indexed account; plus
•	indexed interest credited; minus
•	the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out (due to loans taken and interest charged on indebtedness), segment maturity reallocations allocated to the fixed account, any subaccounts, or another indexed account; minus
•	any portion of the monthly deduction for the coming month that is allocated to the indexed account.
Subaccounts
We convert amounts you allocate to the subaccounts into accumulation units. Each time you allocate a net premium, transfer amounts into one of the subaccounts from the fixed account or another subaccount, or transfer amounts from the indexed accounts at segment maturity, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a charge, we subtract a certain number of accumulation units from your policy value.
Accumulation units are the true measure of investment value in each subaccount. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: To calculate the number of accumulation units for a particular subaccount, we divide your investment by the current accumulation unit value.
Accumulation unit value: The current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends, to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.
Factors that affect subaccount accumulation units: Accumulation units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of accumulation units you own may fluctuate due to:
•	additional net premiums allocated to the subaccounts;
•	any applicable policy value credit allocated to the subaccounts;
•	transfers into or out of the subaccounts;
•	amounts transferred from indexed accounts at segment maturity;
•	partial surrenders and partial surrender fees;
•	surrender charges; and

36    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	monthly deductions.
Accumulation unit values will fluctuate due to:
•	changes in underlying fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses; and
•	fund operating expenses.
Order of Deductions from Policy Value
Any deductions from policy value will be taken from the fixed account, minus any indebtedness, and the subaccounts until exhausted.
When the fixed account, minus any indebtedness, and the subaccounts have been exhausted, any deductions from policy value will be taken in order from the following:
•	the interim accounts, proportionally, based on the interim account values until exhausted; then
•	the segments of the indexed accounts starting with the most recently opened segment(s); then
•	the next most recently opened segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple indexed account segments with the same start date, any deductions will be taken proportionally out of those segments based on the values in those segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to policy value as a result of exercising a policy provision or rider.
Keeping the Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium guarantee as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial premium guarantee as shown in your policy under “Policy Data,” if:
•	on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and
•	the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness, equals or exceeds the minimum initial premium, as shown in your policy under “Policy Data,” times the number of months since the policy date, including the current month.
The minimum initial premium guarantee is ten years.
No Lapse Guarantees
A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following NLG option:
No Lapse Guarantee to Age 75 (NLG-75): This option guarantees the policy will not lapse before the insured’s attained insurance age 75 (or 10 years, if later).
The NLG-75 will remain in effect as long as:
•	the sum of premiums paid; minus
•	partial surrenders; minus
•	outstanding indebtedness; equals or exceeds
•	the NLG-75 premiums due since the policy date.
The NLG-75 premium is shown in the policy.
If, on a monthly date, you have not paid enough premiums to keep the NLG-75 in effect, the NLG-75 will terminate. Your policy will also lapse if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium guarantee is not in effect. The NLG-75 may be reinstated within two years of its termination if the policy is in force.

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Grace Period
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the minimum initial premium guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.
We will then mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the policy value and allocate it in the same manner as other premium payments.  If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have the AdvanceSource rider(1) on your policy and the AdvanceSource rider terminates at the end of the grace period while the accelerated benefit insured is chronically ill, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are met. Certain conditions are listed in the rider. The reinstated rider will not provide monthly benefit payments during the period of lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the accelerated benefit insured’s request.
Reinstatement
Your policy may be reinstated within three years after it lapses, unless you surrendered it for cash. To reinstate, we will require:
•	a written request;
•	evidence satisfactory to us that the insured remains insurable;
•	payment of the premium we specify; and
•	payment or reinstatement of any indebtedness.
The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement. Surrender charges will also be reinstated.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Proceeds Payable Upon Death
If the insured dies while the policy is in force, we will pay a benefit to the beneficiary of the policy when the insured dies. The amount payable is the death benefit amount minus any indebtedness as of the death benefit valuation date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the specified amount; or
•	a percentage of the policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
•	the policy value plus the specified amount; or
•	a percentage of policy value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the insured’s attained insurance age 120, the death benefit amount is the greater of the following as determined on the death benefit valuation date:
1.	the lesser of:
•	the specified amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•	the Death Benefit Option 3 Limit shown under Policy Data; or
2.	a percentage of the policy value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the policy value for your policy to qualify as life insurance.

(1) This rider has a different name in some jurisdictions. (See Appendix B.)

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Example	Option 1	Option 2	Option 3
Specified amount	$100,000	$100,000	$100,000
Policy value	$ 5,000	$ 5,000	$ 5,000
Premiums Paid	$ 4,000	$ 4,000	$ 4,000
Death benefit	$100,000	$105,000	$104,000
Policy value increases to	$ 8,000	$ 8,000	$ 8,000
Death benefit	$100,000	$108,000	$104,000
Policy value decreases to	$ 3,000	$ 3,000	$ 3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy specified amount and policy value, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option 1. Under Option 1, the cost of insurance is lower because our net amount at risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.
Under all death benefit options, if death is on or after the insured’s attained insurance age 120 anniversary, the death benefit amount will be the greater of:
•	the death benefit on the insured's attained insurance age 120 anniversary, minus any partial surrenders and partial surrender fees occurring after the insured's attained insurance age 120 anniversary; or
•	the policy value on the date of death.
If you have the AdvanceSource rider(1) on your policy: The proceeds payable upon death of the accelerated benefit insured on or after the insured’s attained insurance age 120 anniversary is reduced by each AdvanceSource rider benefit paid.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the insured’s attained insurance age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated beneficiaries. If we are unable to locate a beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated death benefit proceeds, the state is obligated to pay any such proceeds it is holding.
Change in Death Benefit Option
Prior to the insured’s attained insurance age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.
(1) This rider has a different name in some jurisdictions. (See Appendix B.)

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If you change from Option 3 to Option 1: The specified amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3.
An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following:
•	Monthly deduction because the cost of insurance charges depends upon the specified amount.
•	Minimum initial premium.
•	Charges for certain optional insurance benefits.
The surrender charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource rider on your policy: Neither Option 2 nor Option 3 is available.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the specified amount.
Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the insured’s attained insurance age 85. We will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.
An increase in the specified amount will have the following effect on policy costs:
•	Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.
•	Charges for certain optional insurance benefits may increase.
•	The minimum initial premium and the NLG premiums will increase.
•	The administrative charge will increase.
•	The surrender charge will increase.
•	A new schedule of surrender charges will apply to the amount of any increase in the specified amount.
At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly date. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG option or the minimum initial premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the specified amount,(2) subject to all the following limitations:
•	Only one decrease per policy year is allowed.
•	We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•	After the decrease, the specified amount may not be less than the minimum amount shown in the policy.
•	In policy years 2-5, the specified amount remaining after the decrease may not be less than 75% of the initial specified amount.
•	In policy years 6 -10, the specified amount remaining after the decrease may not be less than 50% of the initial specified amount.
•	In policy years 11-15, the specified amount remaining after the decrease may not be less than 25% of the initial specified amount.
•	In policy years 16+, the specified amount remaining after the decrease must be at least $1,000.
•	The effective date of any decrease in specified amount is the monthly date on or next following the date we receive your request.
(2) If you have the AdvanceSource rider on your policy and request a decrease in the policy specified amount, including decreases due to partial surrenders, you may impact the AdvanceSource rider specified amount and the remaining amount to be accelerated. After a decrease in the policy specified amount, if the remaining amount to be accelerated divided by the new policy specified amount is greater than the maximum rider specified amount percent shown in the “Policy Data” section of the policy, then the rider specified amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

40    RiverSource Variable Universal Life 6 Insurance — Prospectus

Each increase in specified amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial specified amount of $100,000. In policy year 6, you increase the initial specified amount by $100,000. The current specified amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current specified amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the specified amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial specified amount in policy year 10:	$100,000 X .50 =	$ 50,000
Maximum reduction in increase in specified amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current specified amount:		$ 75,000
Current specified amount before reduction:		$ 200,000
Minus maximum permitted reduction in current specified amount:		–75,000
Specified amount after reduction		$ 125,000
A decrease in specified amount will affect your costs as follows:
•	Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.
•	Charges for certain optional insurance benefits may decrease.
•	The minimum initial premium and the NLG premiums will decrease.
•	The administrative charge will not change.
•	The surrender charge will not change.
No surrender charge is imposed when you request a decrease in the specified amount.
We will deduct decreases in the specified amount from the current specified amount in this order:
•	First from the initial specified amount when the policy was issued, and
•	Then from the increases successively following the initial specified amount.
This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.
Misstatement of Age or Sex
If the insured’s age or sex has been misstated, the proceeds payable upon death will be:
•	the policy value on the date of death; plus
•	the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•	the amount of any outstanding indebtedness on the date of death.
Suicide
Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.
In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, we must prove that the insured intended to commit suicide at the time he or she applied for coverage. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount. In North Dakota, the suicide period is shortened to one year from the effective date of an increase in specified amount.
Beneficiary
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you, if living. If you are not living, the beneficiary will be your estate.

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Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer policy value from one subaccount to another or between subaccounts and the fixed account or indexed accounts. Certain restrictions apply to transfers involving the fixed account and the indexed accounts. We will process your transfer on the valuation date we receive your request. If we receive your transfer request at our Service Center in good order before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request. If we receive your transfer request at our Service Center in good order at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have the AdvanceSource rider(1) on your policy, once benefit payments begin, any value in the subaccounts will be transferred to the fixed account. Transfers from the fixed account to the subaccounts or the indexed accounts will not be allowed. At the end of the period of coverage, the portion of the policy value in excess of indebtedness due to us will remain in the fixed account until written request is made to transfer to any subaccounts or indexed accounts. The request must be made within 30 days after the end of the period of coverage.
Restrictions on Transfers
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying fund to suffer, policy value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the policy and your beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the policy. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of policy value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
(1) This rider has a different name in some jurisdictions. (See Appendix B.)

42    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	not accepting telephone or electronic transfer requests;
•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower policy values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include, but not be limited to, providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of policy value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the policy in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, while we disregard transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable account are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, and the risks that market timing pose to that fund and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.
Fixed Account Transfer Policies
•	You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.
•	If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

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•	If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
•	We will not accept requests for transfers from the fixed account at any other time.
•	If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
Minimum Transfer Amounts
From a subaccount to another subaccount, the fixed account or an indexed account:
•	For mail and telephone transfers — $250 or the entire subaccount balance, whichever is less.
•	For automated transfers — $50.
From the fixed account to a subaccount:
•	For mail and telephone transfers — $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.
•	For automated transfers — $50.
Maximum Transfer Amounts
The maximum amount that may be transferred from the fixed account to one or more of the indexed accounts is the fixed account value minus any indebtedness minus the value of a transfer to one or more of the subaccounts occurring on the same day. The amount of any such transfer to an indexed account will be allocated to the corresponding interim account on the date it is received.
Transfer Restriction Period
A transfer restriction period is a 12-month period of time which begins on any date there is loan or withdrawal that is not part of a systematic distribution program from any indexed account, including the interim accounts. Any deduction from the indexed accounts due solely to an increase in indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•	no transfers from the fixed account or subaccounts to any indexed account will be allowed; and
•	indexed account premium allocation percentages will change to allocate all premium and loan repayments to the fixed account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written request to transfer any amount in the fixed account or subaccounts to any indexed account or to change the premium allocation percentage.
Maximum Number of Transfers Per Year
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a subaccount to one or more subaccounts or to the fixed account to five per policy year. We may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Automated Transfers
In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•	Only one automated transfer arrangement can be in effect at any time.
•	You may transfer all or part of the value of a subaccount to one or more of the other subaccounts, one or more of the indexed accounts and/or to the fixed account.
•	You may transfer all or part of the fixed account value, minus indebtedness, to one or more of the subaccounts and/or one or more of the indexed accounts.
•	Either the fixed account or one or more of the subaccounts can be used as the source of funds for any automated transfer arrangement. The indexed accounts may not be used as the source of funds for any automated transfer arrangement.
•	You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

44    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	The minimum transfer amount is $50.
•	You cannot make automated transfers from the fixed account to one or more subaccounts in an amount that, if continued, would deplete the fixed account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the fixed account to one or more of the indexed accounts only.
•	If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the fixed account or the subaccounts to any indexed account will not be allowed. Any dollar cost averaging arrangement that moves money to an indexed account will be terminated. Premiums and loan repayments allocated to an indexed account during this period will be redirected to the fixed account.
•	If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
•	If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•	If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the automated transfer arrangement automatically.
•	The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.
•	If we must suspend your automated transfer arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.
•	Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•	You may make automated transfers by choosing a schedule we provide.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•	from an indexed account segment prior to segment maturity, except transfers due to policy loans taken or interest charged on indebtedness;
•	from the fixed account or any subaccount to any indexed account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•	from the fixed account or any subaccount to any indexed account when the policy is in a transfer restriction period;
•	from the fixed account to any subaccount or indexed account after the insured’s attained insurance age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the insured’s attained insurance age 120 anniversary, any policy value in the subaccounts will be transferred to the fixed account and may not be transferred to any indexed account.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

RiverSource Variable Universal Life 6 Insurance — Prospectus    45

How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$ 100	$ 20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Asset Rebalancing
Subject to availability, you can ask us in writing to reallocate the variable subaccount portion of your policy value according to the percentages (in whole percentage amounts) that you choose. The policy value must be at least $2,000 at the time of the rebalance. Asset rebalancing does not apply to the fixed account. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. We rebalance by transferring policy value between subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.
Policy Loans
You may borrow against your policy by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in good order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $500. State variations may apply. Please see your policy for further details.
Maximum Loan Amounts
•	90% of the policy value minus surrender charges.
•	For phone requests, the maximum loan amount is $100,000.

46    RiverSource Variable Universal Life 6 Insurance — Prospectus

The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the fixed account and the subaccounts on a pro rata basis. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.
We redeem accumulation units to make loan amounts from the subaccounts. When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the loan will be taken from the indexed accounts. (See “Order of Deductions from Policy Value” for further discussion.) The amount of any loan or loan interest taken from the subaccounts and indexed accounts will be transferred from the subaccounts and indexed accounts to the fixed account.
Repayments
We will allocate loan repayments to subaccounts, indexed accounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the fixed account and the subaccounts with value on a pro rata basis. When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the additional loan interest will be taken from the indexed accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the fixed account, subaccounts and/or indexed accounts as collateral. The loan collateral does not participate in the investment performance of the subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate of the fixed account (See “The Fixed Account”). Payment of this interest is based on the strength and claims-paying ability of RiverSource Life Insurance Company. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy surrender value. If the loan causes the cash surrender value to drop to zero, the policy will lapse. The death benefit is reduced by loan indebtedness. A loan may also cause the NLG or minimum initial guarantee to terminate.
If you have the AdvanceSource rider(1) on your policy, upon notice of claim additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource rider monthly benefit payment, that benefit payment will be reduced to repay a portion of the policy loan. This rule does not apply in Massachusetts.
Policy Surrenders
You may take a full or a partial surrender by written request. We may, but are not required to, accept a full or partial surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our Service Center in good order before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our Service Center in good order at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may require you to return your policy. Generally, we will process your payment within seven days (for exceptions — see “Deferral of Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
(1) This rider has a different name in some jurisdictions. (See Appendix B.)

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Total Surrenders
If you surrender your policy, you receive its cash surrender value, which is the policy value minus outstanding indebtedness and applicable surrender charges. (See “Loads, Fees and Charges.”)
Partial Surrenders
After the first policy year, you may take a partial surrender of any amount from $500 up to 90% of the policy’s cash surrender value. Partial surrenders by telephone are limited to $100,000. Unless you specify otherwise, we will make partial surrenders from the fixed account and subaccounts on a pro rata basis. When the fixed account, minus any indebtedness, and the subaccounts are exhausted, the partial surrender will be made from the indexed accounts. See “Order of Deductions from Policy Value” for further discussion.
Effect of partial surrenders
•	A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•	A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.
•	A partial surrender may terminate the minimum initial premium guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the the minimum initial premium guarantee and/or the NLG in effect.
•	If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and charge. We will deduct this decrease from the current specified amount in this order:
First from the initial specified amount when the policy was issued;
Then from the increases successively following the initial specified amount.
Because they reduce the specified amount, partial surrenders may affect the cost of insurance. We will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
•	If Option 2 is in effect, a partial surrender does not affect the specified amount.
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.
1 1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
Regular mail:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Express mail:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By phone
1-800-862-7919
•	We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

48    RiverSource Variable Universal Life 6 Insurance — Prospectus

•	We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•	We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
dELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS
1 1 By regular or express mail
•	payable to you;
•	mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank account;
•	pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the policy owner or to an address other than the address of record. These requirements will be designed to ensure policy owner instructions are genuine and to prevent fraud.
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay proceeds when:
•	you surrender the policy; or
•	you take a policy loan; or
•	the insured dies.
We pay all death benefit proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 1% per year on lump sum death benefit proceeds from the date of the insured’s death to the settlement date (the date on which we pay proceeds in a lump sum or we first place them under a payment option).

RiverSource Variable Universal Life 6 Insurance — Prospectus    49

Payment Options
During the insured’s lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. The beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.
Option A — Interest Payments: We will pay interest on any proceeds placed under this option at a rate 1% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in good order. However, we reserve the right to postpone payments of cash surrender value, policy loans or variable death benefit proceeds in excess of the specified amount if:
•	the NYSE is closed, except for normal holiday and weekend closings;
•	trading on the NYSE is restricted according to SEC rules;
•	an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the fixed account for up to six months from the date we receive the request in good order. If we postpone the payment of the surrender proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 2% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the owner and the beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining

50    RiverSource Variable Universal Life 6 Insurance — Prospectus

whether the policy owner has sufficient incidents of ownership over assets invested in the subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccounts’ assets.
RiverSource Life’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which the subaccount invests and becomes part of the subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it.
Taxation of Policy Proceeds
Death benefit proceeds: The death benefit paid to the beneficiary generally is not considered income to the beneficiary and is not subject to federal income taxes. When the proceeds are paid on or after the insured’s attained insurance age 120, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit proceeds under Payment Option A: The death benefit proceeds generally are not subject to income tax, but payments of interest are taxable and may be reported to the IRS and a state, if applicable.
Death benefit proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the beneficiary’s investment in the policy and will not be taxed. The beneficiary’s investment in the policy is generally the death benefit proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death proceeds (See the following table.): Generally, part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, or payment options may be subject to federal (or state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death proceeds:
Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon surrender of the policy.
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earnings may be part of the policy cash value or part of loans previously taken. It could be the case that a policy with a relatively small existing cash surrender value could have significant earnings that will be taxed upon lapse of the policy.
Partial Surrenders:	Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

RiverSource Variable Universal Life 6 Insurance — Prospectus    51

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Policy loans and assignments and pledges:	None. (2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death proceeds:
Full surrender:	You will be taxed on the amount received, plus any indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.
Lapse:	You will be taxed on any indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of lapse — these earning may be part of the policy cash value or part of loans previously taken.
Partial Surrenders:	You will be taxed on the lesser of:
• the amount received; or
• policy value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
• the amount of the loan/assignment; or
• policy value minus your investment in the policy.(1)

Payment Options: Pre-death proceeds (applicable to non-modified endowment contracts and modified endowment contracts):	Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).
Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)	Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)	However, should the policy later be surrendered or lapse with outstanding indebtedness, see discussion related to “full surrender” or “lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)	Any taxable portion of pre-death proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

52    RiverSource Variable Universal Life 6 Insurance — Prospectus

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification, sex and age of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•	ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•	ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect for the entire applicable seven-year period. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death proceeds from a full surrender, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:
•	the distribution occurs on or after the date that the owner attains age 59½;
•	the distribution is attributable to the owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•	the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner’s beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

RiverSource Variable Universal Life 6 Insurance — Prospectus    53

owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within the either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•	The insured was an employee at any time during the 12-month period before the insured’s death;
•	The insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

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•	The death benefits are paid to a member of the family of the insured, any individual who is the designated beneficiary of the insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated beneficiary, or the estate of the insured; or
•	The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary, or the estate of the insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•	Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be insured at the time the contract was issued;
•	Provides written consent to being insured under the contract and that such coverage may continue after the insured terminates employment; and
•	Is informed in writing that an applicable policyholder will be a beneficiary of any proceeds payable upon the death of the employee.
AdvanceSource Rider:(1) This rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance policy will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the cash surrender value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance
(1) This rider has a different name in some jurisdictions. (See Appendix B.)

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contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the cash surrender value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•	Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the owner, is treated as transferred from the owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the cash surrender value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•	Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit proceeds or its cash surrender value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the insured is paid to a family member of the insured, an individual who is a designated beneficiary, a trust established for the benefit of a family member or designated beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

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Taxation — Determined by Policy ownership
The regulations provide rules for determining the owner and the non-owner of the life insurance contract. The general rule is that the owner is the person named as the policy owner. If two or more persons are designated as the policy owners, the first-named person generally is treated as the owner of the entire contract, however, if two or more persons are named as the policy owners and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as owners of separate contracts. The general rule that the person named as the policy owner is treated as the owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the owner of the life insurance contract if the owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•	Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•	The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
•	We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium when the policy is sold, plus up to 2.50% of all premiums in excess of the target premium. We determine the target premium, which varies by age, gender, and risk classification of the insured at the time of issue as well as by the specified amount of the policy. Each year we also pay up to 1.00% of the policy value, less indebtedness, for servicing the policy, depending on the compensation option chosen by the selling firm. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the subaccounts.
•	We may utilize other or additional compensation plans, including compensation plans that pay additional compensation when volume goals we set are achieved. These goals may be based on total sales in a period we establish and may include sales of other insurance and investment products we or an affiliate offer. As noted below, compensation plans which vary with the volume of sales may create conflicts of interest.

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•	In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—	marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—	providing services to policy owners; and
—	funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.
Sources of Payments to Selling Firms
•	We pay the commissions and other compensation described above from our assets.
•	Our assets may include:
—	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—	compensation we or an affiliate receive from a fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The funds”); and
—	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•	You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—	fees and expenses we collect from policy owners, including surrender charges; and
—	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•	The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•	To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
Life insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. With regard to an industry-wide investigation of unclaimed property and escheatment practices and procedures, RiverSource Life is responding to regulatory audits,

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market conduct examinations and other inquiries (including a multistate insurance department examination and a market conduct examination by the State of Minnesota). RiverSource Life has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

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(1) This rider has a different name in some jurisdictions. (See Appendix B.)

Key Terms
These terms can help you understand details about your policy.
1-year point-to-point indexed account:  An indexed account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a segment growth cap, segment floor and segment participation rate).
2-year point-to-point indexed account:  An indexed account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a segment growth cap, segment floor and segment participation rate).
Accelerated benefit insured: This person is the insured of the policy to which the AdvanceSource rider(1) is attached.
Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured’s death.
Adult day care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult day care center: A place that is licensed to provide adult day care by the state. If not licensed, it must meet certain criteria listed in the AdvanceSource rider.(1)
AdvanceSource rider: In this prospectus, “AdvanceSource rider” refers to the AdvanceSource Accelerated Benefit Rider for Chronic Illness.(1)
AdvanceSource rider specified amount: The maximum death benefit amount that may be accelerated under the AdvanceSource rider.(1) This amount is chosen in your application for the rider and is shown in the “Policy Data” section of the policy.
Assisted living facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in the AdvanceSource rider.(1)
Attained insurance age: The insured’s insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.
Average segment value: For a given segment, the average of the values at the end of each segment month over the indexed interest period. A segment month ends on the same day each month as the segment start date.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit proceeds.
Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured’s death occurs on or after the insured has attained insurance age 120. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.
Chronically ill individual: An individual who has been certified by a licensed health care practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring substantial supervision to protect such individual from threats to health and safety due to cognitive impairment.
Close of business: The time the New York Stock Exchange (NYSE) closes, 4 p.m., Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Cognitive impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Cumulative guaranteed indexed interest rate: The segment guaranteed annual interest rate compounded annually for the number of years of the indexed interest period.
Death benefit valuation date: The date of the insured’s death when death occurs on a valuation date. If the insured does not die on a valuation date, then the death benefit valuation date is the next valuation date following the date of the insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Eligibility for the payment of benefits conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a licensed health care practitioner that certifies the accelerated benefit insured is a chronically ill individual; and 2) Proof that the accelerated benefit insured received or is receiving qualified long-term care services pursuant to a plan of care; and 3) Proof that the elimination period has been satisfied; and 4) Written notice of claim and proof of loss, as described in the “Claim Provisions” section of the rider.
Elimination period: The number of days of qualified long-term care services that are required while the AdvanceSource(1) rider is in force before any benefit is available under this rider. The elimination period is shown in the “Policy Data” section of the policy. The dates of service need not be continuous; however, the elimination period must be satisfied within a period of 730 consecutive days. The elimination period must be

(1)	This rider has a different name in some jurisdictions. (See Appendix B.)

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satisfied only once while this rider is in force. Benefits will not be retroactively paid for the elimination period. The elimination period may vary by state. Please see your rider for further details.
Fixed account: The portion of the policy value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the subaccounts of the variable account invests in a specific one of these funds.
Good order: We cannot process your transaction request relating to the policy until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts, the indexed accounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Home health care: Personal assistance and care provided by a home health care provider in a private home or by an adult day care center.
Home health care provider: An agency or person who provides home health care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed account: The portion of the policy value that earns interest based on a change in the value of one or more designated indexes.
Indexed account value: The sum of the values of the segments of an indexed account plus the value of the indexed account’s corresponding interim account.
Index growth rate: The index growth rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the indexed interest period; and
B = the final value of the index as of the day before the end of the indexed interest period.
The final value of an index used in calculating the index growth rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The index growth rate does not include gains in the index that come from dividends.
Indexed interest period: The length of time a segment in an indexed account is open. Currently, the segment term for an indexed account is equal to the indexed interest period for that account.
Indexed interest rate: The indexed interest rate reflects any growth in the value of the index, subject to the segment growth cap and segment floor. The indexed interest rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the index growth rate;
(b) is the segment participation rate;
(c) is the segment growth cap;
(d) is the cumulative guaranteed indexed interest rate; and
(e) is the segment floor.
Insurance age: The age of the insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Interim account: An interim account corresponds to an indexed account. The interim account temporarily holds net premiums, loan repayments and other amounts you request to be allocated or transferred to its corresponding indexed account.
Interim account value: On the start date of a new segment of an indexed account, the value of the corresponding interim account equals zero. On any subsequent date, the interim account value equals:
1.	the interim account value as of the prior day, plus
2. any interest earned since the prior day, plus
3.	net premiums allocated to the corresponding indexed account and received since the prior day, plus
4. any portion of the segment maturity values of any indexed account reallocated to the indexed account since the prior day, plus

RiverSource Variable Universal Life 6 Insurance — Prospectus    61

5. the amount of any transfers from the fixed account and the subaccounts to the indexed account, including loan repayment transfers, since the prior day, minus
6. the amount of any transfers from the interim account to the fixed account due to loans taken or loan interest charged since the prior day, minus
7. the amount of any partial surrender and partial surrender fees taken from the interim account since the prior day, minus,
8.	if the date is a monthly date, the portion of the monthly deduction taken from the interim account.
Lapse: The policy ends without value and no death benefit is paid.
Licensed health care practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term care facility: A facility, other than the acute care unit of a hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider(1) for further details.
Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.
Minimum initial premium period: A period of time during the first policy year when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
Monthly benefit payment: The amount paid to the accelerated benefit insured, or to any individual authorized to act on behalf of the accelerated benefit insured, for a calendar month of qualified long-term care services.
Monthly benefit percent: The percentage (1%, 2% or 3%) which is elected at issue and shown in the “Policy Data” section of the policy.
Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.
Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net premium: The premium paid minus the premium expense charge.
No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.
•	No lapse guarantee to age 75 (NLG-75) guarantees the policy will not lapse before the insured’s attained insurance age 75 (or 10 policy years, if later).
NLG-75 premium: The premium required to keep the NLG-75 in effect. The NLG-75 premium is shown in your policy. It depends on the insured’s insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.
Notice of claim: The written notice required to be submitted in order to start a claim.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The owner is authorized to make changes to the policy and request transactions involving policy value. In the prospectus “you” and “your” refer to the owner.
Period of coverage: The period of time during which the accelerated benefit insured receives services that are covered under AdvanceSource rider.(1)
Plan of care: A written plan for long-term care services designed especially for the accelerated benefit insured.
Policy anniversary: The same day and month as the policy date each year the policy remains in force.
Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.
Policy value: The sum of the fixed account value plus the variable account value plus the values of the indexed account(s).
Proceeds: The amount payable under the policy as follows:
•	Upon death of the insured prior to the date the insured has attained insurance age 120, proceeds will be the death benefit in effect as of the date of the insured’s death, minus any indebtedness.
•	Upon death of the insured on or after the insured has attained insurance age 120, proceeds will be the greater of:
—	the policy value on the date of the insured’s death minus any indebtedness on the date of the insured’s death; or
(1) This rider has a different name in some jurisdictions. (See Appendix B.)

62    RiverSource Variable Universal Life 6 Insurance — Prospectus

—	the policy value at the insured’s attained insurance age 120 minus any indebtedness on the date of the insured’s death.
•	On surrender of the policy, the proceeds will be the cash surrender value.
Proof of loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under the AdvanceSource rider(1) to the accelerated benefit insured.
Pro rata basis: Method for allocating amounts to the fixed account and to each of the subaccounts. It is proportional to the value (minus indebtedness in the fixed account) that each bears to the total policy value (minus indebtedness and minus the values of the indexed accounts).
Qualified long-term care services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a chronically ill individual; and
2. provided pursuant to a plan of care prescribed by a licensed health care practitioner; and
3. provided in a long-term care facility, an assisted living facility, an adult day care center, or by a home health care provider.
Risk classification: A group of insureds that RiverSource Life expects will have similar mortality experience.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Segment: A segment is the portion of an indexed account that is associated with a particular segment start date.
Segment floor: The minimum total interest rate for a segment over the indexed interest period, including both the segment guaranteed annual interest rate and the indexed interest rate.
Segment growth cap: The maximum total interest rate for a segment over the indexed interest period, including both the segment guaranteed annual interest rate and the indexed interest rate.
Segment maturity date: The last day of a segment term.
Segment participation rate: The percentage of the index growth rate that is used to calculate indexed interest.
Segment start date: The date on which amounts are transferred or reallocated to an indexed account. Segment months, segment years and segment terms are all measured from this date.
Segment term: The length of time a segment is open. Each segment begins on its segment start date and ends on its segment maturity date, which is determined by the segment term. The segment term for each indexed account is shown in the policy under Policy Data. Currently, the segment term for an indexed account is equal to the indexed interest period for that account.
Segment value: The value of a segment on the segment start date equals the amount transferred to the segment from the interim account on the sweep date, plus any amounts reallocated to that indexed account from any segment maturing on the same date. On any subsequent date, the segment value equals:
1.	the segment value as of the prior day, plus
2.	any segment guaranteed interest earned since the prior day, plus
3.	any indexed interest credited since the prior day, minus
4.	the amount of any transfers from the segment to the fixed account due to loans taken or loan interest charged since the prior day, minus
5.	the amount of any partial surrender and partial surrender fees taken from the segment since the prior day, minus,
6.	if the date is a monthly date, the amount of any monthly deduction taken from the segment.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured’s attained insurance age 120. We show the initial specified amount in your policy.
Subaccounts: Each subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or fund.
Substantial supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Sweep dates: The dates on which amounts in the interim account are transferred into a new segment of the corresponding indexed account. The initial sweep dates as of the issue date of the policy are shown under Policy Data. We reserve the right to change the day and frequency of the sweep dates; however, sweep dates will not occur less frequently than once per calendar quarter.

RiverSource Variable Universal Life 6 Insurance — Prospectus    63

Valuation date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If we receive your transaction request at our Service Center before the close of business, we will process your transaction using the accumulation unit value we calculate on the valuation date we received your transaction request in good order. On the other hand, if we receive your transaction request in good order at our Service Center at or after the close of business, we will process your transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Valuation period: The interval that commences at the close of business on each valuation date and goes up to the close of business on the next valuation date.
Variable account: RiverSource Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.
Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

64    RiverSource Variable Universal Life 6 Insurance — Prospectus

Appendix A: Alternate Names for the AdvanceSource Accelerated Benefit Rider for Chronic Illness
Alternate Rider Name	Name is Used in
Long-Term Care Rider for Chronic Illness	Connecticut, Indiana, Kansas, Kentucky
Long Term Care Rider	Oregon
Accelerated Benefit Rider for Long-Term Care	Virginia
Qualified Long Term Care Insurance Rider	Florida
Accelerated Benefit Rider for Long-Term Care	Texas
Accelerated Benefit Rider for Qualified Long-Term Care	Washington
Accelerated Benefit Rider for Comprehensive Long-Term Care Insurance	California

RiverSource Variable Universal Life 6 Insurance — Prospectus    65

Appendix B: S&P Disclaimer
The S&P 500 Index (the “Index”) is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by RiverSource Life Insurance Company (“RiverSource Life”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life. It is not possible to invest directly in an index. RiverSource Life’s indexed accounts (collectively, the “Indexed Accounts”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of an Indexed Account or any member of the public regarding the advisability of investing in securities generally or in Indexed Accounts particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S& P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life or the Indexed Accounts. S&P Dow Jones Indices has no obligation to take the needs of RiverSource Life or the owners of the Index Accounts into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Indexed Accounts or the timing of the issuance or sale of the Index Accounts or in the determination or calculation of the equation by which the Indexed Accounts are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Indexed Accounts. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE, OWNERS OF THE INDEXED ACCOUNTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

66    RiverSource Variable Universal Life 6 Insurance — Prospectus

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Additional information about RiverSource Variable Life Separate Account (Registrant) is included in the SAI. The SAI and personal illustrations of death benefits, cash surrender values, and policy values are available, without charge, upon request. To request the SAI or a personal illustration, or for other inquiries about the policies, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The SAI dated the same date as this prospectus, is incorporated by reference into this prospectus.
You may review and copy information about the Registrant, including the SAI, at the SEC’s Public Reference Room in Washington, D.C. (for information about the public reference room call 1-202-942-8090). Reports and other information about the Registrant are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, 100 F St. N.E., Washington, D.C. 20549-8629.
Investment Company Act File #811-4298
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, Inc.
© 2008-2018 RiverSource Life Insurance Company. All rights reserved.
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
S-6700 A (12/18)

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE SUCCESSION SELECT® VARIABLE LIFE INSURANCE (SUCCESSION SELECT)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE (VUL)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE III (VUL III)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV (VUL IV)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES (VUL IV – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 (VUL 5)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES (VUL 5 – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE (VUL 6)

December 20, 2018

Issued by:	RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

Telephone: 1-800-862-7919

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource Variable Life Separate Account

RiverSource Variable Life Separate Account is a separate account of RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

This SAI contains financial information for all the subaccounts of RiverSource Variable Life Separate Account. Not all subaccounts of RiverSource Variable Life Separate Account apply to your specific contract.

S-6333 CE (12/18)

2	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Information about RiverSource Life

We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

We are a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate. We file an annual statement in a prescribed form with Minnesota’s Department of Commerce and in each state in which we do business. Our books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life for the variable accounts in 2017 was $399,726,740, in 2016 was $403,351,214 and in 2015 was $425,969,636. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Service Providers

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided a significant amount of services to RiverSource Life in 2017, and the compensation paid for such services are listed in the table below.

Name of Service Provider	Services Provided	Principal Business Address	Compensation Paid (2017)
Ameriprise Financial, Inc. (“AFI”)	Business affairs management and administrative support related to existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA	$23,506,861

Ameriprise India Private Limited (“Amp India”)	Administrative support related to new business and servicing of existing contracts and policies	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India	$ 2,011,469

Sykes Enterprises Incorporated	Administrative support related to new business and servicing of existing contracts and policies	10th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines	$ 1,914,158

Affiliated entities that provide a significant amount of services to RiverSource Life are listed in the table below, along with a description of the services provided and the basis for remuneration.

Name of Service Provider	Services Provided	Basis for Remuneration
Ameriprise Financial, Inc.	Business affairs management and administrative support related to existing contracts and policies	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses).

Ameriprise India Private Limited	Administrative support related to new business and servicing of existing contracts and policies	Head count

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2017 was $23,506,861, in 2016 was $25,131,033 and in 2015 was $36,662,615.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2017 was $2,011,469, in 2016 was $1,717,767 and in 2015 was $0.

Custodian

RiverSource Life is the custodian of the assets of RiverSource Variable Life Separate Account. RiverSource Life holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life’s principal offices are located at 70100 Ameriprise Financial Center, Minneapolis MN 55474.

The Variable Account

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the variable account’s management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the variable account.

4	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR SUCCESSION SELECT, VUL, VUL III, VUL IV, VUL IV – ES, VUL 5, VUL 5 – ES AND VUL 6

SUCCESSION SELECT

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 5, 10 or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex (no sex requirement in Montana) and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49
VUL

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
5	$18.32

10	10.06

15	7.34

20	6.00

25	5.22

30	4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	5

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for
	10 Years		15 Years		20 Years
Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL III

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

6	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C Table

	Life Income per $1,000 with Payments Guaranteed for
	10 Years		15 Years		20 Years
Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL IV/VUL IV – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	$5.11	$4.55	$5.01	$4.51	$4.84	$4.43

	2020	5.03	4.49	4.94	4.45	4.78	4.39

	2025	4.95	4.43	4.87	4.40	4.73	4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

70	2015	5.92	5.19	5.70	5.10	5.36	4.94

	2020	5.81	5.10	5.61	5.03	5.30	4.88

	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

75	2015	6.99	6.10	6.52	5.89	5.90	5.54

	2020	6.84	5.99	6.42	5.79	5.84	5.47

	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

85	2015	10.22	9.19	8.36	7.93	6.70	6.59

	2020	10.00	8.98	8.27	7.83	6.68	6.57

	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

The table above is based on the “1983 Individual Annuitant Mortality Table A” at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	7

VUL 5/VUL 5 – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	9.18

15	6.42

20	5.04

25	4.22

30	3.68

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2015	4.54	4.10	4.46	4.06	4.31	3.99

	2025	4.39	3.97	4.32	3.94	4.19	3.88

	2035	4.25	3.86	4.19	3.84	4.08	3.79

75	2015	6.41	5.77	5.99	5.53	5.39	5.14

	2025	6.13	5.52	5.78	5.33	5.27	5.01

	2035	5.88	5.30	5.59	5.15	5.16	4.88

85	2015	9.63	9.02	7.85	7.61	6.22	6.16

	2025	9.20	8.56	7.68	7.40	6.18	6.10

	2035	8.81	8.16	7.50	7.20	6.14	6.05

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 2.00% annual effective interest rate. Settlement rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

VUL 6

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	8.44
15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

8	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for
Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2020	$3.67	$3.27	$3.61	$3.25	$3.50	$3.19

	2025	3.60	3.21	3.55	3.19	3.44	3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

70	2020	4.44	3.93	4.30	3.86	4.05	3.73

	2025	4.34	3.84	4.21	3.79	3.99	3.67

	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

75	2020	5.46	4.85	5.13	4.68	4.63	4.36

	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

85	2020	8.61	7.99	7.07	6.81	5.54	5.47

	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2017 and December 31, 2016 and for each of the three years in the period ended December 31, 2017 and the financial statements of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2017 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2016 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis MN 55402.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	9

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the divisions of RiverSource Variable Life Separate Account, as indicated in Note 1, sponsored by RiverSource Life Insurance Company, as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions as of December 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on the divisions’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the divisions in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2018

We have served as the auditor of one or more investment companies in the Separate Accounts of both RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York since 2010.

10	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Assets
Investments, at fair value(1),(2)	$363,277	$25,513,073	$48,929,946	$21,733,101	$8,003,100
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	323	—	2,322	1,113	8,511
Receivable for share redemptions	99	12,072	23,510	11,438	3,409
Total assets	363,699	25,525,145	48,955,778	21,745,652	8,015,020

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	99	9,509	18,275	8,652	2,982
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	2,563	5,235	2,786	427
Payable for investments purchased	323	—	2,322	1,113	8,511
Total liabilities	422	12,072	25,832	12,551	11,920
Net assets applicable to Variable Life contracts in accumulation period	363,190	25,513,073	48,929,946	21,733,101	8,002,977
Net assets applicable to seed money	87	—	—	—	123
Total net assets	$363,277	$25,513,073	$48,929,946	$21,733,101	$8,003,100
(1) Investment shares	27,987	775,945	3,029,718	404,713	839,780
(2) Investments, at cost	$339,273	$21,926,732	$43,876,261	$18,855,650	$8,050,737

Dec. 31, 2017 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Assets
Investments, at fair value(1),(2)	$14,003,179	$9,814,924	$60,279,913	$33,211,519	$11,792,460
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,897	688	—	7,375	8,770
Receivable for share redemptions	7,493	3,488	29,029	18,205	4,551
Total assets	14,013,569	9,819,100	60,308,942	33,237,099	11,805,781

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,272	3,422	27,762	11,183	4,551
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,221	66	1,267	7,022	—
Payable for investments purchased	2,897	688	—	7,375	8,770
Total liabilities	10,390	4,176	29,029	25,580	13,321
Net assets applicable to Variable Life contracts in accumulation period	14,003,179	9,814,924	60,279,913	33,211,519	11,792,375
Net assets applicable to seed money	—	—	—	—	85
Total net assets	$14,003,179	$9,814,924	$60,279,913	$33,211,519	$11,792,460
(1) Investment shares	1,149,686	807,148	5,377,334	2,960,028	794,640
(2) Investments, at cost	$9,795,334	$8,358,999	$36,291,691	$27,399,873	$11,285,131

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	11

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Assets
Investments, at fair value(1),(2)	$7,092,529	$195,459,204	$74,071	$2,310,878	$1,317,294
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	214	16,564	—	1,310	—
Receivable for share redemptions	3,092	147,661	—	—	78
Total assets	7,095,835	195,623,429	74,071	2,312,188	1,317,372

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	3,073	111,664	—	—	—
Minimum death benefit guarantee risk charge	—	904	—	—	—
Contract terminations	19	35,093	—	—	78
Payable for investments purchased	214	16,564	—	1,310	—
Total liabilities	3,306	164,225	—	1,310	78
Net assets applicable to Variable Life contracts in accumulation period	7,092,529	195,459,204	74,071	2,310,878	1,317,294
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$7,092,529	$195,459,204	$74,071	$2,310,878	$1,317,294
(1) Investment shares	3,180,506	7,287,815	12,345	106,150	27,593
(2) Investments, at cost	$6,357,156	$120,062,247	$77,438	$1,941,403	$977,781

Dec. 31, 2017 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$307,464,754	$27,960	$2,076,488	$209,233,972	$369,900
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	470	—	3,611
Receivable for share redemptions	284,028	—	—	136,203	—
Total assets	307,748,782	27,960	2,076,958	209,370,175	373,511

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	177,277	—	—	87,480	—
Minimum death benefit guarantee risk charge	336	—	—	—	—
Contract terminations	106,415	—	—	48,723	—
Payable for investments purchased	—	—	470	—	3,611
Total liabilities	284,028	—	470	136,203	3,611
Net assets applicable to Variable Life contracts in accumulation period	307,464,754	27,960	2,076,488	209,233,972	369,900
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$307,464,754	$27,960	$2,076,488	$209,233,972	$369,900
(1) Investment shares	6,384,235	2,943	83,696	8,352,654	36,443
(2) Investments, at cost	$134,914,160	$27,797	$1,681,733	$135,126,156	$357,736

See accompanying notes to financial statements.

12	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Assets
Investments, at fair value(1),(2)	$4,508,424	$56,003,080	$217,042	$20,797,563	$1,999,075
Dividends receivable	—	—	—	—	32
Accounts receivable from RiverSource Life for contract purchase payments	6,504	—	52	9,873	—
Receivable for share redemptions	—	46,896	—	8,986	905
Total assets	4,514,928	56,049,976	217,094	20,816,422	2,000,012

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	23,668	—	8,762	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	23,228	—	224	905
Payable for investments purchased	6,504	—	52	9,873	—
Total liabilities	6,504	46,896	52	18,859	905
Net assets applicable to Variable Life contracts in accumulation period	4,508,424	56,003,080	217,042	20,797,563	1,999,107
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$4,508,424	$56,003,080	$217,042	$20,797,563	$1,999,107
(1) Investment shares	216,647	2,677,011	24,359	2,315,987	1,999,075
(2) Investments, at cost	$3,636,203	$42,551,658	$238,138	$24,364,149	$1,999,075

Dec. 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Assets
Investments, at fair value(1),(2)	$42,161,449	$1,373,475	$57,289,639	$783,294	$23,429,512
Dividends receivable	811	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	32,700	—	15,943	238	2,657
Receivable for share redemptions	33,394	457	24,370	—	14,658
Total assets	42,228,354	1,373,932	57,329,952	783,532	23,446,827

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	18,700	—	24,370	—	10,978
Minimum death benefit guarantee risk charge	35	—	—	—	—
Contract terminations	14,659	457	—	—	3,680
Payable for investments purchased	32,700	—	15,943	238	2,657
Total liabilities	66,094	457	40,313	238	17,315
Net assets applicable to Variable Life contracts in accumulation period	42,160,256	1,373,475	57,289,639	783,294	23,429,512
Net assets applicable to seed money	2,004	—	—	—	—
Total net assets	$42,162,260	$1,373,475	$57,289,639	$783,294	$23,429,512
(1) Investment shares	42,161,449	202,577	8,387,941	104,300	3,082,831
(2) Investments, at cost	$42,160,473	$1,381,361	$57,523,686	$831,229	$25,970,212

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	13

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Assets
Investments, at fair value(1),(2)	$850,737	$94,676,423	$2,192,762	$58,878,158	$96,908,822
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	249	58,948	226	—	12,462
Receivable for share redemptions	—	43,270	—	53,038	58,713
Total assets	850,986	94,778,641	2,192,988	58,931,196	96,979,997

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	43,133	—	24,070	40,288
Minimum death benefit guarantee risk charge	—	111	—	—	—
Contract terminations	—	26	—	28,968	18,425
Payable for investments purchased	249	58,948	226	—	12,462
Total liabilities	249	102,218	226	53,038	71,175
Net assets applicable to Variable Life contracts in accumulation period	850,737	94,676,423	2,192,762	58,878,158	96,908,822
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$850,737	$94,676,423	$2,192,762	$58,878,158	$96,908,822
(1) Investment shares	82,436	9,129,838	133,380	3,542,609	4,711,173
(2) Investments, at cost	$849,253	$96,395,047	$1,704,759	$35,158,755	$62,221,238

Dec. 31, 2017 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$3,869,016	$126,059	$873,815	$16,552,461	$1,676,546
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,440	—	2,197	1,155	219
Receivable for share redemptions	1,622	—	—	6,956	—
Total assets	3,874,078	126,059	876,012	16,560,572	1,676,765

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,607	—	—	6,863	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	15	—	—	93	—
Payable for investments purchased	3,440	—	2,197	1,155	219
Total liabilities	5,062	—	2,197	8,111	219
Net assets applicable to Variable Life contracts in accumulation period	3,868,939	126,059	873,815	16,552,461	1,676,546
Net assets applicable to seed money	77	—	—	—	—
Total net assets	$3,869,016	$126,059	$873,815	$16,552,461	$1,676,546
(1) Investment shares	411,597	11,892	34,511	648,099	75,013
(2) Investments, at cost	$3,909,137	$119,952	$728,860	$11,096,767	$1,341,195

See accompanying notes to financial statements.

14	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$15,927,486	$1,271,018	$73,431,575	$1,424,516	$14,543,101
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	42	836	—	334	—
Receivable for share redemptions	8,622	—	86,011	—	11,535
Total assets	15,936,150	1,271,854	73,517,586	1,424,850	14,554,636

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,972	—	42,520	—	6,627
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,650	—	43,491	—	4,908
Payable for investments purchased	42	836	—	334	—
Total liabilities	8,664	836	86,011	334	11,535
Net assets applicable to Variable Life contracts in accumulation period	15,927,486	1,271,018	73,431,575	1,424,516	14,543,101
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$15,927,486	$1,271,018	$73,431,575	$1,424,516	$14,543,101
(1) Investment shares	706,946	81,371	4,683,136	58,334	590,703
(2) Investments, at cost	$12,072,951	$1,116,597	$49,179,114	$1,062,301	$10,266,951

Dec. 31, 2017 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Assets
Investments, at fair value(1),(2)	$820,512	$17,913,042	$1,154,794	$809,847	$224,299
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	117	—	5,259	137	79
Receivable for share redemptions	—	17,380	—	—	—
Total assets	820,629	17,930,422	1,160,053	809,984	224,378

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	7,591	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	9,789	—	—	—
Payable for investments purchased	117	—	5,259	137	79
Total liabilities	117	17,380	5,259	137	79
Net assets applicable to Variable Life contracts in accumulation period	820,512	17,913,042	1,154,794	809,847	224,299
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$820,512	$17,913,042	$1,154,794	$809,847	$224,299
(1) Investment shares	34,374	743,280	278,936	35,866	21,734
(2) Investments, at cost	$679,408	$11,536,301	$1,249,615	$659,049	$226,540

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	15

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Assets
Investments, at fair value(1),(2)	$23,459,789	$6,247,078	$138,312	$294,235	$395,391
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,090	4,177	—	298	111
Receivable for share redemptions	13,532	4,456	—	—	—
Total assets	23,476,411	6,255,711	138,312	294,533	395,502

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,272	2,741	—	—	—
Minimum death benefit guarantee risk charge	56	—	—	—	—
Contract terminations	3,204	1,715	—	—	—
Payable for investments purchased	3,090	4,177	—	298	111
Total liabilities	16,622	8,633	—	298	111
Net assets applicable to Variable Life contracts in accumulation period	23,459,789	6,247,078	138,312	294,235	395,391
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$23,459,789	$6,247,078	$138,312	$294,235	$395,391
(1) Investment shares	2,266,646	1,550,144	12,449	38,015	73,630
(2) Investments, at cost	$23,598,639	$9,075,682	$136,705	$339,884	$412,468

Dec. 31, 2017 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Assets
Investments, at fair value(1),(2)	$11,277,389	$1,524,541	$1,239,814	$962,977	$1,315,808
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,092	2,576	637	—	2,501
Receivable for share redemptions	6,193	—	—	741	—
Total assets	11,286,674	1,527,117	1,240,451	963,718	1,318,309

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,052	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,141	—	—	741	—
Payable for investments purchased	3,092	2,576	637	—	2,501
Total liabilities	9,285	2,576	637	741	2,501
Net assets applicable to Variable Life contracts in accumulation period	11,277,389	1,524,541	1,239,814	962,977	1,315,808
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$11,277,389	$1,524,541	$1,239,814	$962,977	$1,315,808
(1) Investment shares	2,069,246	177,479	108,375	127,378	110,017
(2) Investments, at cost	$13,404,793	$1,706,667	$1,103,671	$1,019,574	$1,196,959

See accompanying notes to financial statements.

16	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Assets
Investments, at fair value(1),(2)	$744,144	$283,002	$163,759	$6,207,416	$1,724,626
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,716	157	64	62	6,873
Receivable for share redemptions	—	—	—	8,255	—
Total assets	751,860	283,159	163,823	6,215,733	1,731,499

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	2,815	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	5,440	—
Payable for investments purchased	7,716	157	64	62	6,873
Total liabilities	7,716	157	64	8,317	6,873
Net assets applicable to Variable Life contracts in accumulation period	744,144	283,002	163,759	6,207,416	1,724,626
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$744,144	$283,002	$163,759	$6,207,416	$1,724,626
(1) Investment shares	25,965	10,868	8,139	305,935	70,393
(2) Investments, at cost	$625,988	$224,564	$130,087	$4,120,952	$1,440,447

Dec. 31, 2017 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$306,659	$2,514,904	$507,604	$436,530	$48,250
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	185	7,367	870	257	—
Receivable for share redemptions	—	—	—	—	—
Total assets	306,844	2,522,271	508,474	436,787	48,250

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	185	7,367	870	257	—
Total liabilities	185	7,367	870	257	—
Net assets applicable to Variable Life contracts in accumulation period	306,659	2,514,904	507,604	436,530	48,250
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$306,659	$2,514,904	$507,604	$436,530	$48,250
(1) Investment shares	11,498	205,466	42,872	19,505	4,561
(2) Investments, at cost	$219,798	$2,416,901	$463,664	$358,873	$47,767

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	17

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Assets
Investments, at fair value(1),(2)	$2,847,287	$20,582,951	$159,288	$810,466	$1,614,185
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,134	—	268	103
Receivable for share redemptions	601	14,987	—	—	536
Total assets	2,847,888	20,599,072	159,288	810,734	1,614,824

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	9,384	—	—	536
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	601	5,603	—	—	—
Payable for investments purchased	—	1,134	—	268	103
Total liabilities	601	16,121	—	268	639
Net assets applicable to Variable Life contracts in accumulation period	2,847,287	20,582,951	159,288	810,466	1,614,109
Net assets applicable to seed money	—	—	—	—	76
Total net assets	$2,847,287	$20,582,951	$159,288	$810,466	$1,614,185
(1) Investment shares	110,403	790,132	15,913	35,299	118,777
(2) Investments, at cost	$2,379,449	$16,438,488	$160,716	$667,247	$1,579,088

Dec. 31, 2017 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Assets
Investments, at fair value(1),(2)	$23,188,983	$96,717,768	$54,838,196	$33,838,439	$111,279,744
Dividends receivable	66,296	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,216	13,971	—	—	—
Receivable for share redemptions	23,563	41,027	37,472	14,877	67,944
Total assets	23,282,058	96,772,766	54,875,668	33,853,316	111,347,688

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,653	41,018	24,727	11,980	51,282
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	12,910	9	12,745	2,897	16,662
Payable for investments purchased	69,512	13,971	—	—	—
Total liabilities	93,075	54,998	37,472	14,877	67,944
Net assets applicable to Variable Life contracts in accumulation period	23,188,983	96,717,768	54,838,196	33,838,439	111,279,744
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$23,188,983	$96,717,768	$54,838,196	$33,838,439	$111,279,744
(1) Investment shares	2,501,508	2,610,466	2,435,089	1,522,882	2,882,895
(2) Investments, at cost	$23,205,080	$75,840,910	$35,454,225	$28,787,441	$86,640,618

See accompanying notes to financial statements.

18	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Assets
Investments, at fair value(1),(2)	$84,966,264	$19,897,662	$16,887,897	$906,130	$47,464,750
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,576	2,496	1,780	52	16,260
Receivable for share redemptions	65,340	9,175	7,124	—	19,323
Total assets	85,034,180	19,909,333	16,896,801	906,182	47,500,333

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	29,457	9,042	6,126	—	19,323
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	35,883	133	998	—	—
Payable for investments purchased	2,576	2,496	1,780	52	16,260
Total liabilities	67,916	11,671	8,904	52	35,583
Net assets applicable to Variable Life contracts in accumulation period	84,966,264	19,897,662	16,887,897	906,130	47,464,750
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$84,966,264	$19,897,662	$16,887,897	$906,130	$47,464,750
(1) Investment shares	2,248,380	873,854	745,273	79,485	2,873,169
(2) Investments, at cost	$76,087,773	$15,035,657	$14,703,267	$902,168	$43,424,943

Dec. 31, 2017 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Assets
Investments, at fair value(1),(2)	$5,300,160	$20,910,995	$41,034,755	$90,571,949	$1,139,173
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,117	7,627	3,442	2,835	85
Receivable for share redemptions	2,081	8,294	18,179	41,403	517
Total assets	5,304,358	20,926,916	41,056,376	90,616,187	1,139,775

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,050	7,937	16,083	37,833	512
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	31	357	2,096	3,570	5
Payable for investments purchased	2,117	7,627	3,442	2,835	85
Total liabilities	4,198	15,921	21,621	44,238	602
Net assets applicable to Variable Life contracts in accumulation period	5,300,077	20,910,995	41,034,755	90,571,949	1,139,100
Net assets applicable to seed money	83	—	—	—	73
Total net assets	$5,300,160	$20,910,995	$41,034,755	$90,571,949	$1,139,173
(1) Investment shares	327,777	1,027,063	2,072,462	5,352,952	121,707
(2) Investments, at cost	$5,117,864	$20,578,621	$37,572,948	$83,902,767	$1,143,943
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	19

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Assets
Investments, at fair value(1),(2)	$6,122,850	$50,655,271	$11,250,349	$10,951,983	$6,609,872
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	991	—	6,607	2,470	231
Receivable for share redemptions	2,838	33,234	5,288	3,962	7,627
Total assets	6,126,679	50,688,505	11,262,244	10,958,415	6,617,730

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,761	21,635	4,982	3,962	2,676
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	77	11,599	306	—	4,951
Payable for investments purchased	991	—	6,607	2,470	231
Total liabilities	3,829	33,234	11,895	6,432	7,858
Net assets applicable to Variable Life contracts in accumulation period	6,122,850	50,655,271	11,250,349	10,951,983	6,609,785
Net assets applicable to seed money	—	—	—	—	87
Total net assets	$6,122,850	$50,655,271	$11,250,349	$10,951,983	$6,609,872
(1) Investment shares	448,232	2,609,751	178,662	180,131	591,752
(2) Investments, at cost	$5,679,560	$41,004,746	$7,975,354	$9,656,670	$6,714,370

Dec. 31, 2017 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Assets
Investments, at fair value(1),(2)	$9,519,030	$109,639,007	$23,160,154	$27,061,669	$11,364,321
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	464	527	3,630	298
Receivable for share redemptions	7,353	89,550	31,922	11,742	7,148
Total assets	9,526,383	109,729,021	23,192,603	27,077,041	11,371,767

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,218	61,503	10,289	11,731	4,715
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	3,135	28,047	21,633	11	2,433
Payable for investments purchased	—	464	527	3,630	298
Total liabilities	7,353	90,014	32,449	15,372	7,446
Net assets applicable to Variable Life contracts in accumulation period	9,519,030	109,639,007	23,160,154	27,061,669	11,364,321
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$9,519,030	$109,639,007	$23,160,154	$27,061,669	$11,364,321
(1) Investment shares	463,439	2,985,812	852,103	688,067	2,022,121
(2) Investments, at cost	$7,656,040	$81,884,754	$20,358,919	$21,686,773	$9,958,670

See accompanying notes to financial statements.

20	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Assets
Investments, at fair value(1),(2)	$9,529,763	$1,736,424	$16,846,827	$417,100	$405,703
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	565	502	7,593	168	1,774
Receivable for share redemptions	7,464	544	7,666	—	—
Total assets	9,537,792	1,737,470	16,862,086	417,268	407,477

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,084	544	7,268	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	3,380	—	398	—	—
Payable for investments purchased	565	502	7,593	168	1,774
Total liabilities	8,029	1,046	15,259	168	1,774
Net assets applicable to Variable Life contracts in accumulation period	9,529,763	1,736,349	16,846,827	417,100	405,703
Net assets applicable to seed money	—	75	—	—	—
Total net assets	$9,529,763	$1,736,424	$16,846,827	$417,100	$405,703
(1) Investment shares	414,879	185,361	252,690	32,765	31,597
(2) Investments, at cost	$8,019,845	$1,785,072	$12,043,171	$423,108	$378,005

Dec. 31, 2017 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Assets
Investments, at fair value(1),(2)	$24,273,625	$38,146,878	$11,178,386	$2,025,857	$35,688,314
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	2,460	6,987	615	—
Receivable for share redemptions	14,934	21,549	7,213	915	24,159
Total assets	24,288,559	38,170,887	11,192,586	2,027,387	35,712,473

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,526	16,051	4,831	915	14,938
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	4,408	5,498	2,382	—	9,221
Payable for investments purchased	—	2,460	6,987	615	—
Total liabilities	14,934	24,009	14,200	1,530	24,159
Net assets applicable to Variable Life contracts in accumulation period	24,273,625	38,146,878	11,178,386	2,025,766	35,688,314
Net assets applicable to seed money	—	—	—	91	—
Total net assets	$24,273,625	$38,146,878	$11,178,386	$2,025,857	$35,688,314
(1) Investment shares	2,099,795	1,240,952	313,296	150,175	1,941,693
(2) Investments, at cost	$16,188,094	$44,925,182	$9,134,262	$1,861,904	$33,462,215

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	21

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Assets
Investments, at fair value(1),(2)	$22,793,887	$22,958,627	$10,114,779	$7,486,953	$230,695
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	5,584	4,315	656	43
Receivable for share redemptions	19,163	9,373	4,558	5,508	—
Total assets	22,813,050	22,973,584	10,123,652	7,493,117	230,738

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	9,501	9,373	4,480	2,775	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	9,662	—	78	2,733	—
Payable for investments purchased	—	5,584	4,315	656	43
Total liabilities	19,163	14,957	8,873	6,164	43
Net assets applicable to Variable Life contracts in accumulation period	22,793,887	22,958,627	10,114,779	7,486,953	230,695
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$22,793,887	$22,958,627	$10,114,779	$7,486,953	$230,695
(1) Investment shares	1,227,458	792,223	912,063	631,810	8,980
(2) Investments, at cost	$19,363,044	$22,683,229	$8,743,090	$7,091,847	$211,788

Dec. 31, 2017 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Assets
Investments, at fair value(1),(2)	$519,400	$22,586,064	$42,335,162	$24,088,479	$17,223,816
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	192	36,292	66,386	12,143	1,062
Receivable for share redemptions	214	12,754	25,376	12,871	8,835
Total assets	519,806	22,635,110	42,426,924	24,113,493	17,233,713

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	214	9,146	18,361	9,597	7,590
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	3,608	7,015	3,274	1,245
Payable for investments purchased	192	36,292	66,386	12,143	1,062
Total liabilities	406	49,046	91,762	25,014	9,897
Net assets applicable to Variable Life contracts in accumulation period	519,326	22,586,064	42,335,162	24,088,479	17,223,816
Net assets applicable to seed money	74	—	—	—	—
Total net assets	$519,400	$22,586,064	$42,335,162	$24,088,479	$17,223,816
(1) Investment shares	52,465	481,785	8,033,238	947,619	1,570,084
(2) Investments, at cost	$509,093	$18,462,344	$43,045,160	$22,016,497	$17,054,138

See accompanying notes to financial statements.

22	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Assets
Investments, at fair value(1),(2)	$133,176	$3,743,290	$18,569,868	$7,329,746	$5,891,648
Dividends receivable	—	5,575	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	2,920	15,124	5,088	251
Receivable for share redemptions	—	1,656	8,415	3,272	4,437
Total assets	133,176	3,753,441	18,593,407	7,338,106	5,896,336

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	1,656	8,415	3,272	2,469
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	1,968
Payable for investments purchased	—	8,495	15,124	5,088	251
Total liabilities	—	10,151	23,539	8,360	4,688
Net assets applicable to Variable Life contracts in accumulation period	133,176	3,741,125	18,569,868	7,329,746	5,891,648
Net assets applicable to seed money	—	2,165	—	—	—
Total net assets	$133,176	$3,743,290	$18,569,868	$7,329,746	$5,891,648
(1) Investment shares	10,332	342,165	1,129,554	1,129,391	386,338
(2) Investments, at cost	$122,638	$3,737,421	$19,390,763	$7,419,682	$5,222,163

Dec. 31, 2017 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Assets
Investments, at fair value(1),(2)	$112,418,630	$2,550,033	$32,584,471	$3,754,335	$32,021,400
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	9,337	2,721	14,169	1,815	1,636
Receivable for share redemptions	81,264	1,418	14,797	65,654	16,085
Total assets	112,509,231	2,554,172	32,613,437	3,821,804	32,039,121

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	61,103	985	14,797	1,490	14,719
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	20,161	433	—	64,164	1,366
Payable for investments purchased	9,337	2,721	14,169	1,815	1,636
Total liabilities	90,601	4,139	28,966	67,469	17,721
Net assets applicable to Variable Life contracts in accumulation period	112,418,630	2,550,033	32,584,471	3,754,261	32,021,400
Net assets applicable to seed money	—	—	—	74	—
Total net assets	$112,418,630	$2,550,033	$32,584,471	$3,754,335	$32,021,400
(1) Investment shares	2,830,278	65,520	3,139,159	227,398	1,732,760
(2) Investments, at cost	$69,249,136	$1,999,227	$32,726,200	$3,823,826	$25,754,970

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	23

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$2,999,628	$244,723,961	$363,470,781	$2,974,490	$13,766,457
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	145	91,208	81,819	804	—
Receivable for share redemptions	1,493	88,661	159,858	—	40,690
Total assets	3,001,266	244,903,830	363,712,458	2,975,294	13,807,147

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,157	88,661	159,858	—	6,697
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	336	—	—	—	33,993
Payable for investments purchased	145	91,208	81,819	804	—
Total liabilities	1,638	179,869	241,677	804	40,690
Net assets applicable to Variable Life contracts in accumulation period	2,999,500	244,723,961	363,470,781	2,974,490	13,766,457
Net assets applicable to seed money	128	—	—	—	—
Total net assets	$2,999,628	$244,723,961	$363,470,781	$2,974,490	$13,766,457
(1) Investment shares	394,687	12,353,557	18,320,100	510,204	990,393
(2) Investments, at cost	$3,021,002	$183,823,448	$260,047,095	$3,457,272	$12,432,625

Dec. 31, 2017 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$20,895,312	$1,408,815	$4,286,538	$39,993,166	$28,788,773
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	117	—	—	4,103	4,363
Receivable for share redemptions	11,458	764	2,515	17,558	12,728
Total assets	20,906,887	1,409,579	4,289,053	40,014,827	28,805,864

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	10,301	609	1,885	13,548	11,890
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	1,157	155	630	4,010	838
Payable for investments purchased	117	—	—	4,103	4,363
Total liabilities	11,575	764	2,515	21,661	17,091
Net assets applicable to Variable Life contracts in accumulation period	20,895,312	1,408,793	4,286,516	39,993,143	28,788,750
Net assets applicable to seed money	—	22	22	23	23
Total net assets	$20,895,312	$1,408,815	$4,286,538	$39,993,166	$28,788,773
(1) Investment shares	1,504,342	121,136	347,933	2,917,080	2,028,807
(2) Investments, at cost	$18,471,574	$1,302,760	$3,873,650	$35,249,513	$25,504,005

See accompanying notes to financial statements.

24	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Assets
Investments, at fair value(1),(2)	$366,198,353	$629,937,623	$591,249,300	$1,105,955,402	$52,960,127
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	20,902	35,294	51,604	—	2,322
Receivable for share redemptions	271,827	323,000	341,495	854,402	25,490
Total assets	366,491,082	630,295,917	591,642,399	1,106,809,804	52,987,939

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	161,183	301,114	223,202	505,664	24,724
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	110,644	21,886	118,293	348,738	766
Payable for investments purchased	20,902	35,294	51,604	—	2,322
Total liabilities	292,729	358,294	393,099	854,402	27,812
Net assets applicable to Variable Life contracts in accumulation period	366,198,353	629,937,623	591,249,300	1,105,955,402	52,960,127
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$366,198,353	$629,937,623	$591,249,300	$1,105,955,402	$52,960,127
(1) Investment shares	21,707,075	37,296,484	32,238,239	60,204,431	3,465,977
(2) Investments, at cost	$281,436,580	$456,372,613	$448,066,869	$791,322,148	$44,393,791

Dec. 31, 2017 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$80,158,459	$278,867	$262,764	$340,816	$15,419,825
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,456	100	29	29	2,441
Receivable for share redemptions	93,948	—	—	—	5,794
Total assets	80,255,863	278,967	262,793	340,845	15,428,060

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	37,570	—	—	—	5,693
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	56,378	—	—	—	101
Payable for investments purchased	3,456	100	29	29	2,441
Total liabilities	97,404	100	29	29	8,235
Net assets applicable to Variable Life contracts in accumulation period	80,158,459	278,867	262,764	340,816	15,419,825
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$80,158,459	$278,867	$262,764	$340,816	$15,419,825
(1) Investment shares	5,239,115	25,608	12,205	12,402	556,070
(2) Investments, at cost	$64,817,969	$279,173	$228,876	$287,629	$11,753,634

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	25

Statements of Assets and Liabilities

Dec. 31, 2017 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Assets
Investments, at fair value(1),(2)	$97,743,182	$107,471,853	$11,595,194	$25,133,410	$15,483,156
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	372	10,376	6,003	—	—
Receivable for share redemptions	47,024	52,288	4,934	32,881	14,759
Total assets	97,790,578	107,534,517	11,606,131	25,166,291	15,497,915

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	40,727	43,358	4,650	11,361	6,327
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	6,297	8,930	284	21,520	8,432
Payable for investments purchased	372	10,376	6,003	—	—
Total liabilities	47,396	62,664	10,937	32,881	14,759
Net assets applicable to Variable Life contracts in accumulation period	97,743,182	107,471,853	11,595,194	25,133,410	15,483,156
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$97,743,182	$107,471,853	$11,595,194	$25,133,410	$15,483,156
(1) Investment shares	3,169,364	4,019,142	567,002	4,671,638	570,492
(2) Investments, at cost	$91,584,766	$116,879,778	$10,407,240	$22,722,406	$13,313,458

Dec. 31, 2017 (continued)				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)				$17,216,596	$166,894
Dividends receivable				—	—
Accounts receivable from RiverSource Life for contract purchase payments				7,919	114
Receivable for share redemptions				7,993	—
Total assets				17,232,508	167,008

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee				6,617	—
Minimum death benefit guarantee risk charge				—	—
Contract terminations				1,376	—
Payable for investments purchased				7,919	114
Total liabilities				15,912	114
Net assets applicable to Variable Life contracts in accumulation period				17,216,596	166,894
Net assets applicable to seed money				—	—
Total net assets				$17,216,596	$166,894
(1) Investment shares				1,691,218	22,193
(2) Investments, at cost				$15,399,020	$166,472

See accompanying notes to financial statements.

26	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Operations

Year ended Dec. 31, 2017	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Investment income
Dividend income	$6,640	$299,866	$906,798	$—	$151,937
Variable account expenses	1,378	130,158	248,866	98,100	44,288
Investment income (loss) — net	5,262	169,708	657,932	(98,100)	107,649

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	146,899	9,124,069	16,359,545	5,411,450	3,882,681
Cost of investments sold	140,216	6,929,896	16,261,129	4,725,423	3,899,993
Net realized gain (loss) on sales of investments	6,683	2,194,173	98,416	686,027	(17,312)
Distributions from capital gains	—	2,077,275	—	1,070,077	—
Net change in unrealized appreciation or depreciation of investments	23,779	(401,653)	9,057,091	2,822,159	(248,135)
Net gain (loss) on investments	30,462	3,869,795	9,155,507	4,578,263	(265,447)
Net increase (decrease) in net assets resulting from operations	$35,724	$4,039,503	$9,813,439	$4,480,163	$(157,798)

Year ended Dec. 31, 2017 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Investment income
Dividend income	$115,470	$64,331	$989,735	$486,469	$140,874
Variable account expenses	74,477	46,749	348,175	162,118	54,343
Investment income (loss) — net	40,993	17,582	641,560	324,351	86,531

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,984,992	3,824,574	7,432,784	12,250,045	3,483,491
Cost of investments sold	1,529,640	3,087,819	4,748,438	8,848,290	3,398,396
Net realized gain (loss) on sales of investments	455,352	736,755	2,684,346	3,401,755	85,095
Distributions from capital gains	—	—	—	—	135,367
Net change in unrealized appreciation or depreciation of investments	2,952,629	1,552,845	1,313,548	(1,226,568)	870,514
Net gain (loss) on investments	3,407,981	2,289,600	3,997,894	2,175,187	1,090,976
Net increase (decrease) in net assets resulting from operations	$3,448,974	$2,307,182	$4,639,454	$2,499,538	$1,177,507

Year ended Dec. 31, 2017 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Investment income
Dividend income	$149,775	$—	$4,403	$—	$—
Variable account expenses	43,269	1,395,019	—	—	—
Investment income (loss) — net	106,506	(1,395,019)	4,403	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,941,120	24,304,607	63,953	353,988	243,370
Cost of investments sold	2,645,414	15,055,304	68,966	301,247	201,113
Net realized gain (loss) on sales of investments	295,706	9,249,303	(5,013)	52,741	42,257
Distributions from capital gains	76,223	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	334,136	16,041,753	(237)	276,519	214,847
Net gain (loss) on investments	706,065	25,291,056	(5,250)	329,260	257,104
Net increase (decrease) in net assets resulting from operations	$812,571	$23,896,037	$(847)	$329,260	$257,104

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	27

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$12,332
Variable account expenses	2,108,770	—	—	1,176,100	—
Investment income (loss) — net	(2,108,770)	—	—	(1,176,100)	12,332

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	34,301,110	5,143	429,691	59,878,466	70,422
Cost of investments sold	16,871,072	5,147	370,210	34,925,378	67,860
Net realized gain (loss) on sales of investments	17,430,038	(4)	59,481	24,953,088	2,562
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	45,430,662	566	193,897	2,336,394	14,613
Net gain (loss) on investments	62,860,700	562	253,378	27,289,482	17,175
Net increase (decrease) in net assets resulting from operations	$60,751,930	$562	$253,378	$26,113,382	$29,507

Year ended Dec. 31, 2017 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Investment income
Dividend income	$353	$41,962	$—	$—	$6,618
Variable account expenses	—	276,882	—	120,150	—
Investment income (loss) — net	353	(234,920)	—	(120,150)	6,618

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	230,053	12,704,212	37,704	5,735,922	7,535,715
Cost of investments sold	193,184	10,333,900	43,079	7,037,865	7,535,714
Net realized gain (loss) on sales of investments	36,869	2,370,312	(5,375)	(1,301,943)	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	951,967	15,197,151	16,053	2,489,851	—
Net gain (loss) on investments	988,836	17,567,463	10,678	1,187,908	1
Net increase (decrease) in net assets resulting from operations	$989,189	$17,332,543	$10,678	$1,067,758	$6,619

Year ended Dec. 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Investment income
Dividend income	$132,891	$69,708	$3,118,744	$44,299	$1,450,270
Variable account expenses	269,589	—	335,323	—	152,573
Investment income (loss) — net	(136,698)	69,708	2,783,421	44,299	1,297,697

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	21,401,755	388,403	15,172,777	185,648	8,023,771
Cost of investments sold	21,400,581	384,137	14,550,513	196,133	8,888,154
Net realized gain (loss) on sales of investments	1,174	4,266	622,264	(10,485)	(864,383)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,175)	6,459	(138,917)	10,457	889,498
Net gain (loss) on investments	(1)	10,725	483,347	(28)	25,115
Net increase (decrease) in net assets resulting from operations	$(136,699)	$80,433	$3,266,768	$44,271	$1,322,812

See accompanying notes to financial statements.

28	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Investment income
Dividend income	$17,978	$2,549,052	$—	$—	$—
Variable account expenses	—	585,896	—	309,139	489,722
Investment income (loss) — net	17,978	1,963,156	—	(309,139)	(489,722)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	233,603	22,349,942	247,440	14,982,084	18,410,359
Cost of investments sold	231,481	22,309,538	204,134	7,760,689	11,657,057
Net realized gain (loss) on sales of investments	2,122	40,404	43,306	7,221,395	6,753,302
Distributions from capital gains	5,972	806,100	—	—	—
Net change in unrealized appreciation or depreciation of investments	214	110,257	378,164	6,145,628	10,156,919
Net gain (loss) on investments	8,308	956,761	421,470	13,367,023	16,910,221
Net increase (decrease) in net assets resulting from operations	$26,286	$2,919,917	$421,470	$13,057,884	$16,420,499

Year ended Dec. 31, 2017 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Investment income
Dividend income	$73,770	$3,330	$—	$—	$—
Variable account expenses	19,431	—	—	87,309	—
Investment income (loss) — net	54,339	3,330	—	(87,309)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,845,828	14,196	131,179	3,761,077	108,178
Cost of investments sold	1,853,923	14,161	115,097	2,465,707	91,731
Net realized gain (loss) on sales of investments	(8,095)	35	16,082	1,295,370	16,447
Distributions from capital gains	—	412	—	—	—
Net change in unrealized appreciation or depreciation of investments	(6,168)	7,440	130,238	1,859,633	168,881
Net gain (loss) on investments	(14,263)	7,887	146,320	3,155,003	185,328
Net increase (decrease) in net assets resulting from operations	$40,076	$11,217	$146,320	$3,067,694	$185,328

Year ended Dec. 31, 2017 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Investment income
Dividend income	$—	$17,949	$1,349,856	$—	$—
Variable account expenses	100,255	—	513,692	—	75,958
Investment income (loss) — net	(100,255)	17,949	836,164	—	(75,958)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,823,469	158,819	11,124,911	181,878	3,849,282
Cost of investments sold	5,191,858	156,579	7,870,752	149,671	2,690,524
Net realized gain (loss) on sales of investments	2,631,611	2,240	3,254,159	32,207	1,158,758
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(679,516)	219,752	11,997,740	197,009	1,247,122
Net gain (loss) on investments	1,952,095	221,992	15,251,899	229,216	2,405,880
Net increase (decrease) in net assets resulting from operations	$1,851,840	$239,941	$16,088,063	$229,216	$2,329,922

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	29

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Investment income
Dividend income	$—	$—	$24,409	$—	$5,866
Variable account expenses	—	99,069	—	—	—
Investment income (loss) — net	—	(99,069)	24,409	—	5,866

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	57,592	4,082,349	215,259	46,349	83,116
Cost of investments sold	50,566	2,664,939	244,061	39,309	83,981
Net realized gain (loss) on sales of investments	7,026	1,417,410	(28,802)	7,040	(865)
Distributions from capital gains	—	—	—	—	148
Net change in unrealized appreciation or depreciation of investments	74,577	633,151	53,592	64,121	619
Net gain (loss) on investments	81,603	2,050,561	24,790	71,161	(98)
Net increase (decrease) in net assets resulting from operations	$81,603	$1,951,492	$49,199	$71,161	$5,768

Year ended Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Investment income
Dividend income	$666,551	$566,243	$2,613	$999	$8,716
Variable account expenses	138,326	37,942	—	—	—
Investment income (loss) — net	528,225	528,301	2,613	999	8,716

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,143,618	2,335,268	8,834	364,795	112,539
Cost of investments sold	7,094,535	3,916,374	8,807	433,307	118,500
Net realized gain (loss) on sales of investments	49,083	(1,581,106)	27	(68,512)	(5,961)
Distributions from capital gains	16,089	—	772	—	3,463
Net change in unrealized appreciation or depreciation of investments	19,893	1,098,615	2,208	62,420	3,751
Net gain (loss) on investments	85,065	(482,491)	3,007	(6,092)	1,253
Net increase (decrease) in net assets resulting from operations	$613,290	$45,810	$5,620	$(5,093)	$9,969

Year ended Dec. 31, 2017 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Investment income
Dividend income	$269,724	$25,027	$17,613	$34,168	$8,401
Variable account expenses	70,605	—	—	—	—
Investment income (loss) — net	199,119	25,027	17,613	34,168	8,401

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,580,861	267,982	48,776	291,331	30,886
Cost of investments sold	5,714,439	309,410	45,460	310,049	28,475
Net realized gain (loss) on sales of investments	(1,133,578)	(41,428)	3,316	(18,718)	2,411
Distributions from capital gains	101,723	40,623	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,046,775	54,677	187,113	12,046	119,486
Net gain (loss) on investments	14,920	53,872	190,429	(6,672)	121,897
Net increase (decrease) in net assets resulting from operations	$214,039	$78,899	$208,042	$27,496	$130,298

See accompanying notes to financial statements.

30	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Operations

Year ended Dec. 31, 2017 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	36,118	—
Investment income (loss) — net	—	—	—	(36,118)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	83,712	39,549	22,734	1,705,523	173,803
Cost of investments sold	71,689	33,380	19,441	1,092,583	149,616
Net realized gain (loss) on sales of investments	12,023	6,169	3,293	612,940	24,187
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	108,587	54,008	21,644	476,340	172,381
Net gain (loss) on investments	120,610	60,177	24,937	1,089,280	196,568
Net increase (decrease) in net assets resulting from operations	$120,610	$60,177	$24,937	$1,053,162	$196,568

Year ended Dec. 31, 2017 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Investment income
Dividend income	$—	$8,654	$7,362	$—	$827
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	8,654	7,362	—	827

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	30,930	124,251	54,866	63,160	46,327
Cost of investments sold	24,459	126,243	53,764	54,870	45,877
Net realized gain (loss) on sales of investments	6,471	(1,992)	1,102	8,290	450
Distributions from capital gains	—	147,400	—	—	204
Net change in unrealized appreciation or depreciation of investments	65,697	221,275	74,451	45,323	496
Net gain (loss) on investments	72,168	366,683	75,553	53,613	1,150
Net increase (decrease) in net assets resulting from operations	$72,168	$375,337	$82,915	$53,613	$1,977

Year ended Dec. 31, 2017 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Investment income
Dividend income	$—	$—	$1,096	$—	$29,449
Variable account expenses	—	113,221	—	—	6,811
Investment income (loss) — net	—	(113,221)	1,096	—	22,638

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	465,606	5,115,645	6,437	113,198	549,229
Cost of investments sold	409,747	4,234,378	6,477	103,403	553,828
Net realized gain (loss) on sales of investments	55,859	881,267	(40)	9,795	(4,599)
Distributions from capital gains	—	—	8	—	—
Net change in unrealized appreciation or depreciation of investments	284,400	1,780,521	(654)	125,717	75,571
Net gain (loss) on investments	340,259	2,661,788	(686)	135,512	70,972
Net increase (decrease) in net assets resulting from operations	$340,259	$2,548,567	$410	$135,512	$93,610
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	31

Statements of Operations

Year ended Dec. 31, 2017 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Investment income
Dividend income	$776,518	$711,906	$618,042	$350,032	$652,954
Variable account expenses	148,561	536,478	301,143	161,521	619,524
Investment income (loss) — net	627,957	175,428	316,899	188,511	33,430

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,224,194	23,226,255	6,591,178	10,139,294	12,208,013
Cost of investments sold	7,187,375	17,539,973	4,530,718	7,636,401	10,198,199
Net realized gain (loss) on sales of investments	36,819	5,686,282	2,060,460	2,502,893	2,009,814
Distributions from capital gains	—	4,936,983	1,281,219	790,093	4,870,229
Net change in unrealized appreciation or depreciation of investments	(9,820)	6,506,752	4,265,907	1,332,351	12,557,520
Net gain (loss) on investments	26,999	17,130,017	7,607,586	4,625,337	19,437,563
Net increase (decrease) in net assets resulting from operations	$654,956	$17,305,445	$7,924,485	$4,813,848	$19,470,993

Year ended Dec. 31, 2017 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Investment income
Dividend income	$387,303	$246,101	$189,350	$26,496	$1,465,644
Variable account expenses	406,494	106,904	80,798	—	261,733
Investment income (loss) — net	(19,191)	139,197	108,552	26,496	1,203,911

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	28,974,632	2,376,806	5,848,885	39,386	12,680,918
Cost of investments sold	25,311,484	1,953,423	5,057,677	39,283	13,843,028
Net realized gain (loss) on sales of investments	3,663,148	423,383	791,208	103	(1,162,110)
Distributions from capital gains	3,599,942	17,331	14,735	4,581	—
Net change in unrealized appreciation or depreciation of investments	7,097,985	4,055,658	2,891,225	14,251	4,381,651
Net gain (loss) on investments	14,361,075	4,496,372	3,697,168	18,935	3,219,541
Net increase (decrease) in net assets resulting from operations	$14,341,884	$4,635,569	$3,805,720	$45,431	$4,423,452

Year ended Dec. 31, 2017 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Investment income
Dividend income	$211,497	$474,259	$201,990	$651,553	$22,344
Variable account expenses	25,909	117,711	214,435	502,736	6,538
Investment income (loss) — net	185,588	356,548	(12,445)	148,817	15,806

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,968,378	9,028,580	11,557,072	21,121,122	480,805
Cost of investments sold	1,983,147	7,924,724	10,368,791	18,701,787	479,833
Net realized gain (loss) on sales of investments	(14,769)	1,103,856	1,188,281	2,419,335	972
Distributions from capital gains	—	860,060	2,762,588	4,892,954	—
Net change in unrealized appreciation or depreciation of investments	221,216	(745,388)	(152,332)	1,417,257	28,054
Net gain (loss) on investments	206,447	1,218,528	3,798,537	8,729,546	29,026
Net increase (decrease) in net assets resulting from operations	$392,035	$1,575,076	$3,786,092	$8,878,363	$44,832

See accompanying notes to financial statements.

32	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Operations

Year ended Dec. 31, 2017 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Investment income
Dividend income	$32,430	$657,191	$8,863	$—	$244,416
Variable account expenses	33,611	271,545	60,041	55,626	33,665
Investment income (loss) — net	(1,181)	385,646	(51,178)	(55,626)	210,751

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	767,434	11,878,237	1,530,265	4,597,026	2,405,262
Cost of investments sold	671,735	8,462,260	1,080,003	3,269,792	2,402,286
Net realized gain (loss) on sales of investments	95,699	3,415,977	450,262	1,327,234	2,976
Distributions from capital gains	664,079	5,143,630	864,462	859,580	350,604
Net change in unrealized appreciation or depreciation of investments	(133,528)	853,038	1,218,538	279,299	(25,775)
Net gain (loss) on investments	626,250	9,412,645	2,533,262	2,466,113	327,805
Net increase (decrease) in net assets resulting from operations	$625,069	$9,798,291	$2,482,084	$2,410,487	$538,556

Year ended Dec. 31, 2017 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Investment income
Dividend income	$173,605	$1,127,263	$402,450	$328,929	$—
Variable account expenses	54,735	776,825	143,166	152,565	61,293
Investment income (loss) — net	118,870	350,438	259,284	176,364	(61,293)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,981,256	13,375,368	9,244,542	7,031,338	2,865,830
Cost of investments sold	2,387,489	9,883,155	7,793,501	5,744,749	2,536,721
Net realized gain (loss) on sales of investments	593,767	3,492,213	1,451,041	1,286,589	329,109
Distributions from capital gains	380,329	5,646,454	824,918	—	693,141
Net change in unrealized appreciation or depreciation of investments	321,265	3,334,715	(740,065)	3,660,878	1,171,250
Net gain (loss) on investments	1,295,361	12,473,382	1,535,894	4,947,467	2,193,500
Net increase (decrease) in net assets resulting from operations	$1,414,231	$12,823,820	$1,795,178	$5,123,831	$2,132,207

Year ended Dec. 31, 2017 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Investment income
Dividend income	$—	$27,960	$22,125	$9,882	$2,716
Variable account expenses	54,612	8,811	83,608	—	—
Investment income (loss) — net	(54,612)	19,149	(61,483)	9,882	2,716

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,796,344	1,158,437	1,951,638	215,113	9,871
Cost of investments sold	3,033,505	1,303,899	1,467,349	218,387	9,629
Net realized gain (loss) on sales of investments	762,839	(145,462)	484,289	(3,274)	242
Distributions from capital gains	479,719	—	1,011,383	—	—
Net change in unrealized appreciation or depreciation of investments	1,418,177	433,889	2,111,048	6,881	45,688
Net gain (loss) on investments	2,660,735	288,427	3,606,720	3,607	45,930
Net increase (decrease) in net assets resulting from operations	$2,606,123	$307,576	$3,545,237	$13,489	$48,646

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	33

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Investment income
Dividend income	$—	$569,485	$25,936	$—	$138,830
Variable account expenses	122,365	205,560	62,990	10,055	188,335
Investment income (loss) — net	(122,365)	363,925	(37,054)	(10,055)	(49,505)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,994,357	9,479,548	3,369,204	601,071	8,075,227
Cost of investments sold	3,257,515	12,043,302	2,796,446	565,468	8,011,966
Net realized gain (loss) on sales of investments	1,736,842	(2,563,754)	572,758	35,603	63,261
Distributions from capital gains	1,265,039	—	103,547	105,470	1,734,663
Net change in unrealized appreciation or depreciation of investments	4,436,714	11,408,835	1,853,270	161,684	6,222,881
Net gain (loss) on investments	7,438,595	8,845,081	2,529,575	302,757	8,020,805
Net increase (decrease) in net assets resulting from operations	$7,316,230	$9,209,006	$2,492,521	$292,702	$7,971,300

Year ended Dec. 31, 2017 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Investment income
Dividend income	$—	$963,150	$244,877	$—	$748
Variable account expenses	116,444	136,889	62,086	35,668	—
Investment income (loss) — net	(116,444)	826,261	182,791	(35,668)	748

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,152,464	9,514,153	3,776,796	2,749,492	67,322
Cost of investments sold	3,768,395	9,077,343	3,223,538	2,888,539	62,303
Net realized gain (loss) on sales of investments	384,069	436,810	553,258	(139,047)	5,019
Distributions from capital gains	434,626	—	—	—	8,033
Net change in unrealized appreciation or depreciation of investments	4,164,817	1,777,818	139,371	2,225,295	17,732
Net gain (loss) on investments	4,983,512	2,214,628	692,629	2,086,248	30,784
Net increase (decrease) in net assets resulting from operations	$4,867,068	$3,040,889	$875,420	$2,050,580	$31,532

Year ended Dec. 31, 2017 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Investment income
Dividend income	$—	$132,458	$826,612	$143,965	$762,656
Variable account expenses	2,922	108,384	256,380	128,112	100,326
Investment income (loss) — net	(2,922)	24,074	570,232	15,853	662,330

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	270,464	6,731,729	14,368,267	7,802,130	4,821,483
Cost of investments sold	276,139	5,632,867	14,781,940	6,865,579	4,882,690
Net realized gain (loss) on sales of investments	(5,675)	1,098,862	(413,673)	936,551	(61,207)
Distributions from capital gains	—	—	—	1,200,625	—
Net change in unrealized appreciation or depreciation of investments	34,750	4,362,358	2,040,721	631,851	1,420,125
Net gain (loss) on investments	29,075	5,461,220	1,627,048	2,769,027	1,358,918
Net increase (decrease) in net assets resulting from operations	$26,153	$5,485,294	$2,197,280	$2,784,880	$2,021,248

See accompanying notes to financial statements.

34	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Operations

Year ended Dec. 31, 2017 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Investment income
Dividend income	$2,555	$55,651	$99,379	$454,254	$112,762
Variable account expenses	—	16,673	116,124	43,105	30,113
Investment income (loss) — net	2,555	38,978	(16,745)	411,149	82,649

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	9,951	794,185	6,388,806	1,411,426	1,591,827
Cost of investments sold	9,543	796,100	6,685,850	1,463,978	1,531,448
Net realized gain (loss) on sales of investments	408	(1,915)	(297,044)	(52,552)	60,379
Distributions from capital gains	—	—	1,611,042	—	—
Net change in unrealized appreciation or depreciation of investments	12,041	70,023	1,242,451	113,375	1,043,691
Net gain (loss) on investments	12,449	68,108	2,556,449	60,823	1,104,070
Net increase (decrease) in net assets resulting from operations	$15,004	$107,086	$2,539,704	$471,972	$1,186,719

Year ended Dec. 31, 2017 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Investment income
Dividend income	$892,186	$12,562	$215,780	$—	$263,448
Variable account expenses	728,134	11,519	188,489	18,172	182,959
Investment income (loss) — net	164,052	1,043	27,291	(18,172)	80,489

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,442,285	674,242	3,976,374	1,167,826	3,222,536
Cost of investments sold	7,722,179	547,195	3,689,906	1,179,286	2,795,735
Net realized gain (loss) on sales of investments	3,720,106	127,047	286,468	(11,460)	426,801
Distributions from capital gains	7,252,522	142,421	3,380,746	10,827	—
Net change in unrealized appreciation or depreciation of investments	15,222,156	259,225	(2,242,364)	46,177	3,317,568
Net gain (loss) on investments	26,194,784	528,693	1,424,850	45,544	3,744,369
Net increase (decrease) in net assets resulting from operations	$26,358,836	$529,736	$1,452,141	$27,372	$3,824,858

Year ended Dec. 31, 2017 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Investment income
Dividend income	$131,404	$—	$—	$16,026	$—
Variable account expenses	16,959	1,068,322	2,176,505	—	90,221
Investment income (loss) — net	114,445	(1,068,322)	(2,176,505)	16,026	(90,221)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,756,453	35,815,279	120,585,257	179,170	8,004,569
Cost of investments sold	1,846,933	26,686,343	73,460,415	243,516	7,367,810
Net realized gain (loss) on sales of investments	(90,480)	9,128,936	47,124,842	(64,346)	636,759
Distributions from capital gains	—	—	—	196,632	—
Net change in unrealized appreciation or depreciation of investments	265,803	28,463,936	12,333,376	409,809	397,128
Net gain (loss) on investments	175,323	37,592,872	59,458,218	542,095	1,033,887
Net increase (decrease) in net assets resulting from operations	$289,768	$36,524,550	$57,281,713	$558,121	$943,666

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	35

Statements of Operations

Year ended Dec. 31, 2017 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	148,697	8,192	27,935	163,822	149,855
Investment income (loss) — net	(148,697)	(8,192)	(27,935)	(163,822)	(149,855)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	11,035,797	512,291	2,350,566	10,394,185	8,813,637
Cost of investments sold	9,623,677	491,017	2,201,773	9,652,060	8,194,649
Net realized gain (loss) on sales of investments	1,412,120	21,274	148,793	742,125	618,988
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	162,449	87,035	328,189	4,555,100	2,900,853
Net gain (loss) on investments	1,574,569	108,309	476,982	5,297,225	3,519,841
Net increase (decrease) in net assets resulting from operations	$1,425,872	$100,117	$449,047	$5,133,403	$3,369,986

Year ended Dec. 31, 2017 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	2,071,949	4,074,117	2,804,053	6,899,950	325,293
Investment income (loss) — net	(2,071,949)	(4,074,117)	(2,804,053)	(6,899,950)	(325,293)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	72,041,005	181,009,489	91,360,929	349,806,404	21,890,994
Cost of investments sold	54,951,307	120,690,044	67,451,604	214,696,466	18,906,422
Net realized gain (loss) on sales of investments	17,089,698	60,319,445	23,909,325	135,109,938	2,984,572
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,604,567	17,037,333	57,034,272	25,227,389	2,194,829
Net gain (loss) on investments	43,694,265	77,356,778	80,943,597	160,337,327	5,179,401
Net increase (decrease) in net assets resulting from operations	$41,622,316	$73,282,661	$78,139,544	$153,437,377	$4,854,108

Year ended Dec. 31, 2017 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$2,113	$—	$—	$—
Variable account expenses	507,141	—	—	—	79,993
Investment income (loss) — net	(507,141)	2,113	—	—	(79,993)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	29,173,602	113,463	54,370	60,537	5,151,310
Cost of investments sold	23,150,376	115,516	50,478	52,549	3,001,415
Net realized gain (loss) on sales of investments	6,023,226	(2,053)	3,892	7,988	2,149,895
Distributions from capital gains	—	82	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,631,671	4,163	29,320	15,387	(1,120,311)
Net gain (loss) on investments	7,654,897	2,192	33,212	23,375	1,029,584
Net increase (decrease) in net assets resulting from operations	$7,147,756	$4,305	$33,212	$23,375	$949,591

See accompanying notes to financial statements.

36	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Operations

Year ended Dec. 31, 2017 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Investment income
Dividend income	$1,076,153	$—	$83,649	$604,704	$102,192
Variable account expenses	510,383	568,557	63,589	127,564	84,409
Investment income (loss) — net	565,770	(568,557)	20,060	477,140	17,783

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	22,786,131	26,605,490	4,121,765	2,469,512	5,490,583
Cost of investments sold	21,904,041	29,530,212	3,483,923	2,346,634	4,321,873
Net realized gain (loss) on sales of investments	882,090	(2,924,722)	637,842	122,878	1,168,710
Distributions from capital gains	638,936	16,271,070	477,491	—	1,228,558
Net change in unrealized appreciation or depreciation of investments	22,159,427	4,984,371	82,887	3,967,920	307,536
Net gain (loss) on investments	23,680,453	18,330,719	1,198,220	4,090,798	2,704,804
Net increase (decrease) in net assets resulting from operations	$24,246,223	$17,762,162	$1,218,280	$4,567,938	$2,722,587

Year ended Dec. 31, 2017 (continued)				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income				$—	$7,830
Variable account expenses				85,402	—
Investment income (loss) — net				(85,402)	7,830

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales				4,984,966	9,957
Cost of investments sold				4,562,478	9,649
Net realized gain (loss) on sales of investments				422,488	308
Distributions from capital gains				474,913	—
Net change in unrealized appreciation or depreciation of investments				2,664,046	1,151
Net gain (loss) on investments				3,561,447	1,459
Net increase (decrease) in net assets resulting from operations				$3,476,045	$9,289

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	37

Statements of Changes in Net Assets

Year ended Dec. 31, 2017	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$5,262	$169,708	$657,932	$(98,100)	$107,649
Net realized gain (loss) on sales of investments	6,683	2,194,173	98,416	686,027	(17,312)
Distributions from capital gains	—	2,077,275	—	1,070,077	—
Net change in unrealized appreciation or depreciation of investments	23,779	(401,653)	9,057,091	2,822,159	(248,135)
Net increase (decrease) in net assets resulting from operations	35,724	4,039,503	9,813,439	4,480,163	(157,798)

Contract transactions
Contract purchase payments	26,243	973,659	2,736,091	886,798	876,094
Net transfers(1)	116,816	(1,313,390)	(408,527)	5,155,988	(401,485)
Transfers for policy loans	(1,952)	(160,224)	(205,808)	(48,045)	(129,654)
Policy charges	(8,296)	(552,593)	(1,295,679)	(279,080)	(177,761)
Contract terminations:
Surrender benefits	(692)	(1,593,715)	(2,727,395)	(1,004,507)	(295,698)
Death benefits	—	(18,902)	(28,725)	(1,072)	—
Increase (decrease) from contract transactions	132,119	(2,665,165)	(1,930,043)	4,710,082	(128,504)
Net assets at beginning of year	195,434	24,138,735	41,046,550	12,542,856	8,289,402
Net assets at end of year	$363,277	$25,513,073	$48,929,946	$21,733,101	$8,003,100

Accumulation unit activity
Units outstanding at beginning of year	189,498	10,271,419	26,378,203	6,071,789	9,479,104
Contract purchase payments	22,555	373,901	1,560,279	373,316	939,941
Net transfers(1)	101,850	(638,243)	84,969	1,727,944	(466,070)
Transfers for policy loans	(1,718)	(54,380)	(118,269)	(8,659)	(150,901)
Policy charges	(7,255)	(215,765)	(737,316)	(115,148)	(201,101)
Contract terminations:
Surrender benefits	(531)	(640,093)	(1,558,827)	(420,810)	(351,707)
Death benefits	—	(6,275)	(14,377)	(517)	—
Units outstanding at end of year	304,399	9,090,564	25,594,662	7,627,915	9,249,266

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

38	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$40,993	$17,582	$641,560	$324,351	$86,531
Net realized gain (loss) on sales of investments	455,352	736,755	2,684,346	3,401,755	85,095
Distributions from capital gains	—	—	—	—	135,367
Net change in unrealized appreciation or depreciation of investments	2,952,629	1,552,845	1,313,548	(1,226,568)	870,514
Net increase (decrease) in net assets resulting from operations	3,448,974	2,307,182	4,639,454	2,499,538	1,177,507

Contract transactions
Contract purchase payments	409,777	428,773	1,765,295	1,734,810	799,467
Net transfers(1)	(473,838)	107,369	(1,380,641)	255,408	2,494,639
Transfers for policy loans	(116,451)	(17,834)	(279,745)	(242,338)	(41,973)
Policy charges	(344,820)	(246,944)	(1,863,231)	(782,938)	(184,438)
Contract terminations:
Surrender benefits	(756,840)	(463,396)	(2,996,139)	(1,592,061)	(312,620)
Death benefits	(23,000)	—	(54,245)	—	(87,930)
Increase (decrease) from contract transactions	(1,305,172)	(192,032)	(4,808,706)	(627,119)	2,667,145
Net assets at beginning of year	11,859,377	7,699,774	60,449,165	31,339,100	7,947,808
Net assets at end of year	$14,003,179	$9,814,924	$60,279,913	$33,211,519	$11,792,460

Accumulation unit activity
Units outstanding at beginning of year	7,582,840	5,856,875	20,776,336	16,039,158	7,723,496
Contract purchase payments	224,204	315,305	594,862	958,000	660,416
Net transfers(1)	(319,170)	712,574	(440,313)	1,950,660	2,255,128
Transfers for policy loans	(51,022)	(3,454)	(95,694)	(129,003)	(39,212)
Policy charges	(200,140)	(183,013)	(624,481)	(447,221)	(160,815)
Contract terminations:
Surrender benefits	(442,762)	(299,772)	(1,006,998)	(815,209)	(294,492)
Death benefits	(9,926)	—	(17,492)	—	(79,627)
Units outstanding at end of year	6,784,024	6,398,515	19,186,220	17,556,385	10,064,894

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	39

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$106,506	$(1,395,019)	$4,403	$—	$—
Net realized gain (loss) on sales of investments	295,706	9,249,303	(5,013)	52,741	42,257
Distributions from capital gains	76,223	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	334,136	16,041,753	(237)	276,519	214,847
Net increase (decrease) in net assets resulting from operations	812,571	23,896,037	(847)	329,260	257,104

Contract transactions
Contract purchase payments	286,220	9,420,427	17,524	372,246	157,434
Net transfers(1)	(767,083)	7,816,387	(54,742)	524,976	(114,663)
Transfers for policy loans	(67,041)	(346,395)	(524)	(14,044)	3,367
Policy charges	(231,973)	(10,786,644)	(3,812)	(72,268)	(44,468)
Contract terminations:
Surrender benefits	(384,402)	(9,976,085)	(2,453)	(72,144)	(21,095)
Death benefits	(48,729)	(309,471)	—	—	—
Increase (decrease) from contract transactions	(1,213,008)	(4,181,781)	(44,007)	738,766	(19,425)
Net assets at beginning of year	7,492,966	175,744,948	118,925	1,242,852	1,079,615
Net assets at end of year	$7,092,529	$195,459,204	$74,071	$2,310,878	$1,317,294

Accumulation unit activity
Units outstanding at beginning of year	4,001,368	95,608,336	178,480	903,010	644,806
Contract purchase payments	138,132	4,903,448	26,953	243,852	85,040
Net transfers(1)	(425,349)	3,381,079	(85,587)	335,906	(62,390)
Transfers for policy loans	(31,125)	(184,555)	(870)	(9,263)	2,185
Policy charges	(118,249)	(5,644,276)	(5,875)	(46,914)	(24,046)
Contract terminations:
Surrender benefits	(175,932)	(5,070,614)	(3,802)	(44,521)	(11,439)
Death benefits	(20,807)	(147,588)	—	—	—
Units outstanding at end of year	3,368,038	92,845,830	109,299	1,382,070	634,156

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

40	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(2,108,770)	$—	$—	$(1,176,100)	$12,332
Net realized gain (loss) on sales of investments	17,430,038	(4)	59,481	24,953,088	2,562
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	45,430,662	566	193,897	2,336,394	14,613
Net increase (decrease) in net assets resulting from operations	60,751,930	562	253,378	26,113,382	29,507

Contract transactions
Contract purchase payments	12,988,657	8,533	318,947	8,785,171	36,615
Net transfers(1)	(6,812,468)	2,660	(21,601)	(8,731,877)	91,012
Transfers for policy loans	(965,427)	(1,454)	(20,821)	(1,524,927)	(4,056)
Policy charges	(16,024,643)	(1,300)	(82,592)	(6,203,910)	(11,727)
Contract terminations:
Surrender benefits	(17,055,121)	(364)	(78,396)	(11,876,681)	(7,330)
Death benefits	(239,779)	—	—	(342,995)	—
Increase (decrease) from contract transactions	(28,108,781)	8,075	115,537	(19,895,219)	104,514
Net assets at beginning of year	274,821,605	19,323	1,707,573	203,015,809	235,879
Net assets at end of year	$307,464,754	$27,960	$2,076,488	$209,233,972	$369,900

Accumulation unit activity
Units outstanding at beginning of year	160,720,444	20,198	1,087,919	81,381,537	211,195
Contract purchase payments	6,990,213	8,764	192,535	3,541,960	30,230
Net transfers(1)	(4,594,707)	2,728	(10,851)	(101,175)	74,346
Transfers for policy loans	(411,346)	(1,493)	(12,426)	(603,791)	(3,343)
Policy charges	(9,162,862)	(1,335)	(49,701)	(2,427,914)	(9,737)
Contract terminations:
Surrender benefits	(9,117,884)	(372)	(48,223)	(4,669,771)	(6,169)
Death benefits	(122,099)	—	—	(124,316)	—
Units outstanding at end of year	144,301,759	28,490	1,159,253	76,996,530	296,522

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	41

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$353	$(234,920)	$—	$(120,150)	$6,618
Net realized gain (loss) on sales of investments	36,869	2,370,312	(5,375)	(1,301,943)	1
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	951,967	15,197,151	16,053	2,489,851	—
Net increase (decrease) in net assets resulting from operations	989,189	17,332,543	10,678	1,067,758	6,619

Contract transactions
Contract purchase payments	630,219	2,397,602	33,575	1,056,395	1,297,192
Net transfers(1)	1,638,181	3,358,860	(2,099)	(452,991)	(414,111)
Transfers for policy loans	5,555	(495,425)	236	(166,402)	7,358
Policy charges	(80,636)	(1,204,652)	(8,421)	(744,909)	(982,163)
Contract terminations:
Surrender benefits	(21,570)	(2,282,322)	(1,136)	(1,343,877)	(2,504)
Death benefits	—	(10,212)	—	(33,352)	—
Increase (decrease) from contract transactions	2,171,749	1,763,851	22,155	(1,685,136)	(94,228)
Net assets at beginning of year	1,347,486	36,906,686	184,209	21,414,941	2,086,716
Net assets at end of year	$4,508,424	$56,003,080	$217,042	$20,797,563	$1,999,107

Accumulation unit activity
Units outstanding at beginning of year	1,292,540	19,190,771	211,016	17,191,388	2,083,981
Contract purchase payments	472,947	1,171,104	37,374	877,628	1,296,182
Net transfers(1)	1,252,160	4,243,250	(2,623)	816,677	(410,536)
Transfers for policy loans	4,172	(215,890)	248	(119,098)	7,355
Policy charges	(61,045)	(553,106)	(9,330)	(603,486)	(981,777)
Contract terminations:
Surrender benefits	(16,717)	(1,006,142)	(1,452)	(1,068,208)	(425)
Death benefits	—	(4,279)	—	(19,887)	—
Units outstanding at end of year	2,944,057	22,825,708	235,233	17,075,014	1,994,780

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

42	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(136,698)	$69,708	$2,783,421	$44,299	$1,297,697
Net realized gain (loss) on sales of investments	1,174	4,266	622,264	(10,485)	(864,383)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,175)	6,459	(138,917)	10,457	889,498
Net increase (decrease) in net assets resulting from operations	(136,699)	80,433	3,266,768	44,271	1,322,812

Contract transactions
Contract purchase payments	8,086,122	227,009	2,402,883	84,944	978,368
Net transfers(1)	(2,273,804)	(93,389)	(964,589)	50,070	(180,451)
Transfers for policy loans	435,381	(18,405)	(413,673)	(14,181)	(343,433)
Policy charges	(5,365,558)	(60,305)	(1,909,300)	(39,053)	(736,345)
Contract terminations:
Surrender benefits	(5,623,644)	(45,945)	(3,083,386)	(1,398)	(1,173,866)
Death benefits	(352,273)	—	(52,942)	—	(22,984)
Increase (decrease) from contract transactions	(5,093,776)	8,965	(4,021,007)	80,382	(1,478,711)
Net assets at beginning of year	47,392,735	1,284,077	58,043,878	658,641	23,585,411
Net assets at end of year	$42,162,260	$1,373,475	$57,289,639	$783,294	$23,429,512

Accumulation unit activity
Units outstanding at beginning of year	46,641,125	1,014,481	25,516,915	528,324	12,080,452
Contract purchase payments	7,959,198	172,735	1,056,644	65,445	505,969
Net transfers(1)	(1,520,369)	(70,583)	1,083,919	40,153	397,037
Transfers for policy loans	452,239	(14,003)	(172,284)	(10,958)	(166,719)
Policy charges	(5,318,499)	(45,836)	(831,826)	(30,110)	(370,556)
Contract terminations:
Surrender benefits	(5,616,825)	(34,746)	(1,316,423)	(1,197)	(590,362)
Death benefits	(331,200)	—	(20,832)	—	(11,718)
Units outstanding at end of year	42,265,669	1,022,048	25,316,113	591,657	11,844,103

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	43

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$17,978	$1,963,156	$—	$(309,139)	$(489,722)
Net realized gain (loss) on sales of investments	2,122	40,404	43,306	7,221,395	6,753,302
Distributions from capital gains	5,972	806,100	—	—	—
Net change in unrealized appreciation or depreciation of investments	214	110,257	378,164	6,145,628	10,156,919
Net increase (decrease) in net assets resulting from operations	26,286	2,919,917	421,470	13,057,884	16,420,499

Contract transactions
Contract purchase payments	95,944	4,811,025	309,222	2,043,350	4,255,290
Net transfers(1)	44,962	895,819	177,823	(319,527)	8,186,759
Transfers for policy loans	(6,120)	(457,939)	(7,866)	(540,985)	(339,757)
Policy charges	(29,439)	(4,349,661)	(73,899)	(1,533,529)	(2,059,050)
Contract terminations:
Surrender benefits	(40,553)	(5,685,194)	(27,404)	(2,980,436)	(4,961,166)
Death benefits	—	(30,583)	—	(116,812)	(9,020)
Increase (decrease) from contract transactions	64,794	(4,816,533)	377,876	(3,447,939)	5,073,056
Net assets at beginning of year	759,657	96,573,039	1,393,416	49,268,213	75,415,267
Net assets at end of year	$850,737	$94,676,423	$2,192,762	$58,878,158	$96,908,822

Accumulation unit activity
Units outstanding at beginning of year	697,148	60,870,307	845,045	30,115,270	34,341,616
Contract purchase payments	86,211	3,069,512	161,213	811,528	1,886,337
Net transfers(1)	38,298	4,068,876	90,817	(5,313,496)	2,807,052
Transfers for policy loans	(5,481)	(305,355)	(3,276)	(271,869)	(84,305)
Policy charges	(26,420)	(2,689,196)	(38,425)	(705,446)	(864,371)
Contract terminations:
Surrender benefits	(36,265)	(3,614,401)	(15,115)	(1,384,003)	(2,146,905)
Death benefits	—	(16,259)	—	(56,740)	(3,682)
Units outstanding at end of year	753,491	61,383,484	1,040,259	23,195,244	35,935,742

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

44	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$54,339	$3,330	$—	$(87,309)	$—
Net realized gain (loss) on sales of investments	(8,095)	35	16,082	1,295,370	16,447
Distributions from capital gains	—	412	—	—	—
Net change in unrealized appreciation or depreciation of investments	(6,168)	7,440	130,238	1,859,633	168,881
Net increase (decrease) in net assets resulting from operations	40,076	11,217	146,320	3,067,694	185,328

Contract transactions
Contract purchase payments	151,529	21,869	138,627	666,555	264,517
Net transfers(1)	685,293	4,698	121,078	262,243	134,611
Transfers for policy loans	(65,524)	(24)	(1,933)	(147,857)	(2,312)
Policy charges	(60,284)	(7,579)	(36,860)	(452,749)	(66,649)
Contract terminations:
Surrender benefits	(138,337)	(2)	(6,639)	(914,563)	(62,204)
Death benefits	(6,146)	—	—	(7,338)	—
Increase (decrease) from contract transactions	566,531	18,962	214,273	(593,709)	267,963
Net assets at beginning of year	3,262,409	95,880	513,222	14,078,476	1,223,255
Net assets at end of year	$3,869,016	$126,059	$873,815	$16,552,461	$1,676,546

Accumulation unit activity
Units outstanding at beginning of year	3,365,143	89,104	338,396	5,657,615	686,386
Contract purchase payments	149,276	19,454	82,900	238,021	140,857
Net transfers(1)	691,377	3,678	74,694	115,764	73,074
Transfers for policy loans	(68,179)	(20)	(985)	(52,430)	(1,180)
Policy charges	(60,535)	(6,667)	(21,656)	(162,492)	(35,456)
Contract terminations:
Surrender benefits	(142,091)	—	(3,678)	(334,573)	(33,238)
Death benefits	(6,416)	—	—	(2,618)	—
Units outstanding at end of year	3,928,575	105,549	469,671	5,459,287	830,443

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	45

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(100,255)	$17,949	$836,164	$—	$(75,958)
Net realized gain (loss) on sales of investments	2,631,611	2,240	3,254,159	32,207	1,158,758
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(679,516)	219,752	11,997,740	197,009	1,247,122
Net increase (decrease) in net assets resulting from operations	1,851,840	239,941	16,088,063	229,216	2,329,922

Contract transactions
Contract purchase payments	796,742	178,160	3,528,160	165,396	396,980
Net transfers(1)	(478,805)	83,648	(1,800,417)	190,341	2,100,281
Transfers for policy loans	(206,360)	(17,632)	(102,555)	(1,165)	(14,821)
Policy charges	(315,700)	(35,924)	(3,649,478)	(46,225)	(241,225)
Contract terminations:
Surrender benefits	(744,234)	(42,009)	(4,441,237)	(51,989)	(648,641)
Death benefits	(28,775)	—	(35,206)	—	(96,676)
Increase (decrease) from contract transactions	(977,132)	166,243	(6,500,733)	256,358	1,495,898
Net assets at beginning of year	15,052,778	864,834	63,844,245	938,942	10,717,281
Net assets at end of year	$15,927,486	$1,271,018	$73,431,575	$1,424,516	$14,543,101

Accumulation unit activity
Units outstanding at beginning of year	6,497,813	723,321	54,426,258	504,519	4,452,847
Contract purchase payments	325,486	131,416	2,659,624	82,010	155,892
Net transfers(1)	(462,201)	50,030	(1,946,297)	97,469	729,176
Transfers for policy loans	(78,888)	(12,421)	(103,581)	(445)	(8,497)
Policy charges	(123,992)	(26,268)	(2,863,011)	(23,122)	(92,555)
Contract terminations:
Surrender benefits	(302,859)	(30,211)	(3,352,746)	(26,333)	(225,169)
Death benefits	(8,887)	—	(22,962)	—	(27,074)
Units outstanding at end of year	5,846,472	835,867	48,797,285	634,098	4,984,620

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

46	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$(99,069)	$24,409	$—	$5,866
Net realized gain (loss) on sales of investments	7,026	1,417,410	(28,802)	7,040	(865)
Distributions from capital gains	—	—	—	—	148
Net change in unrealized appreciation or depreciation of investments	74,577	633,151	53,592	64,121	619
Net increase (decrease) in net assets resulting from operations	81,603	1,951,492	49,199	71,161	5,768

Contract transactions
Contract purchase payments	130,093	662,709	225,914	134,397	21,536
Net transfers(1)	49,634	(538,818)	352,761	55,214	1,567
Transfers for policy loans	(1,652)	(177,688)	4,979	(3,746)	367
Policy charges	(28,350)	(496,088)	(67,339)	(31,016)	(8,906)
Contract terminations:
Surrender benefits	(6,466)	(1,175,663)	(21,084)	(13,223)	(14,167)
Death benefits	—	(3,343)	—	—	—
Increase (decrease) from contract transactions	143,259	(1,728,891)	495,231	141,626	397
Net assets at beginning of year	595,650	17,690,441	610,364	597,060	218,134
Net assets at end of year	$820,512	$17,913,042	$1,154,794	$809,847	$224,299

Accumulation unit activity
Units outstanding at beginning of year	321,639	5,874,421	532,984	371,233	202,386
Contract purchase payments	66,749	211,253	190,840	80,647	19,600
Net transfers(1)	25,557	(180,363)	298,529	33,237	613
Transfers for policy loans	(837)	(57,922)	4,298	(2,212)	334
Policy charges	(14,626)	(157,921)	(56,752)	(18,617)	(8,098)
Contract terminations:
Surrender benefits	(3,135)	(375,680)	(17,655)	(8,036)	(12,771)
Death benefits	—	(872)	—	—	—
Units outstanding at end of year	395,347	5,312,916	952,244	456,252	202,064

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	47

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Operations
Investment income (loss) — net	$528,225	$528,301	$2,613	$999	$8,716
Net realized gain (loss) on sales of investments	49,083	(1,581,106)	27	(68,512)	(5,961)
Distributions from capital gains	16,089	—	772	—	3,463
Net change in unrealized appreciation or depreciation of investments	19,893	1,098,615	2,208	62,420	3,751
Net increase (decrease) in net assets resulting from operations	613,290	45,810	5,620	(5,093)	9,969

Contract transactions
Contract purchase payments	1,336,773	361,359	25,156	53,512	45,962
Net transfers(1)	(76,144)	(281,693)	7,349	(320,430)	135,355
Transfers for policy loans	257,309	(42,357)	(42)	(4,216)	(3,484)
Policy charges	(1,265,136)	(166,079)	(6,963)	(10,189)	(12,231)
Contract terminations:
Surrender benefits	(1,437,656)	(310,141)	(425)	(3,418)	(14,108)
Death benefits	(74,111)	—	—	—	—
Increase (decrease) from contract transactions	(1,258,965)	(438,911)	25,075	(284,741)	151,494
Net assets at beginning of year	24,105,464	6,640,179	107,617	584,069	233,928
Net assets at end of year	$23,459,789	$6,247,078	$138,312	$294,235	$395,391

Accumulation unit activity
Units outstanding at beginning of year	19,608,146	10,897,399	100,652	545,284	211,663
Contract purchase payments	1,071,529	609,043	23,007	51,060	41,430
Net transfers(1)	355,445	(1,024,501)	6,879	(302,035)	122,906
Transfers for policy loans	255,059	(65,386)	(43)	(3,890)	(3,119)
Policy charges	(1,005,241)	(269,501)	(6,341)	(9,728)	(10,994)
Contract terminations:
Surrender benefits	(1,157,787)	(490,859)	(542)	(3,270)	(12,720)
Death benefits	(52,918)	—	—	—	—
Units outstanding at end of year	19,074,233	9,656,195	123,612	277,421	349,166

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

48	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Operations
Investment income (loss) — net	$199,119	$25,027	$17,613	$34,168	$8,401
Net realized gain (loss) on sales of investments	(1,133,578)	(41,428)	3,316	(18,718)	2,411
Distributions from capital gains	101,723	40,623	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,046,775	54,677	187,113	12,046	119,486
Net increase (decrease) in net assets resulting from operations	214,039	78,899	208,042	27,496	130,298

Contract transactions
Contract purchase payments	560,710	294,256	230,406	148,731	156,124
Net transfers(1)	115,867	(105,902)	201,919	74,377	801,190
Transfers for policy loans	(79,795)	(28)	1,439	(3,100)	4,759
Policy charges	(326,105)	(56,480)	(28,919)	(34,723)	(22,833)
Contract terminations:
Surrender benefits	(651,612)	(17,512)	(9,104)	(15,151)	(121)
Death benefits	(42,675)	—	—	—	—
Increase (decrease) from contract transactions	(423,610)	114,334	395,741	170,134	939,119
Net assets at beginning of year	11,486,960	1,331,308	636,031	765,347	246,391
Net assets at end of year	$11,277,389	$1,524,541	$1,239,814	$962,977	$1,315,808

Accumulation unit activity
Units outstanding at beginning of year	8,297,119	1,007,110	519,990	660,468	239,698
Contract purchase payments	411,634	217,691	168,009	126,032	131,830
Net transfers(1)	318,108	(79,333)	149,089	65,661	679,091
Transfers for policy loans	(58,707)	12	1,131	(2,617)	3,937
Policy charges	(240,524)	(41,733)	(20,997)	(29,480)	(19,191)
Contract terminations:
Surrender benefits	(482,022)	(13,035)	(6,512)	(13,025)	(95)
Death benefits	(29,757)	—	—	—	—
Units outstanding at end of year	8,215,851	1,090,712	810,710	807,039	1,035,270

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	49

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$(36,118)	$—
Net realized gain (loss) on sales of investments	12,023	6,169	3,293	612,940	24,187
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	108,587	54,008	21,644	476,340	172,381
Net increase (decrease) in net assets resulting from operations	120,610	60,177	24,937	1,053,162	196,568

Contract transactions
Contract purchase payments	147,047	53,753	27,217	259,999	216,548
Net transfers(1)	245,224	8,056	(3,078)	(332,369)	351,528
Transfers for policy loans	(3,902)	(314)	140	(46,504)	(9,529)
Policy charges	(19,468)	(10,463)	(4,133)	(133,028)	(43,658)
Contract terminations:
Surrender benefits	(1,936)	122	(384)	(212,213)	(34,567)
Death benefits	—	—	—	(1,145)	—
Increase (decrease) from contract transactions	366,965	51,154	19,762	(465,260)	480,322
Net assets at beginning of year	256,569	171,671	119,060	5,619,514	1,047,736
Net assets at end of year	$744,144	$283,002	$163,759	$6,207,416	$1,724,626

Accumulation unit activity
Units outstanding at beginning of year	151,919	110,453	74,493	3,187,042	603,653
Contract purchase payments	71,668	29,519	15,690	130,846	114,478
Net transfers(1)	121,076	5,139	(2,381)	(348,191)	174,223
Transfers for policy loans	(1,960)	(130)	84	(29,166)	(5,068)
Policy charges	(9,602)	(5,720)	(2,374)	(68,298)	(23,102)
Contract terminations:
Surrender benefits	(1,020)	(42)	(213)	(103,279)	(17,357)
Death benefits	—	—	—	(373)	—
Units outstanding at end of year	332,081	139,219	85,299	2,768,581	846,827

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

50	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Operations
Investment income (loss) — net	$—	$8,654	$7,362	$—	$827
Net realized gain (loss) on sales of investments	6,471	(1,992)	1,102	8,290	450
Distributions from capital gains	—	147,400	—	—	204
Net change in unrealized appreciation or depreciation of investments	65,697	221,275	74,451	45,323	496
Net increase (decrease) in net assets resulting from operations	72,168	375,337	82,915	53,613	1,977

Contract transactions
Contract purchase payments	33,765	343,559	74,904	64,308	11,209
Net transfers(1)	2,090	741,769	31,243	45,678	(32,300)
Transfers for policy loans	(5,347)	(3,841)	(9,095)	(8,452)	(2,120)
Policy charges	(9,865)	(65,610)	(14,651)	(16,688)	(3,466)
Contract terminations:
Surrender benefits	238	(30,546)	(4,645)	(1,802)	(284)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	20,881	985,331	77,756	83,044	(26,961)
Net assets at beginning of year	213,610	1,154,236	346,933	299,873	73,234
Net assets at end of year	$306,659	$2,514,904	$507,604	$436,530	$48,250

Accumulation unit activity
Units outstanding at beginning of year	138,629	977,145	291,397	201,052	70,079
Contract purchase payments	18,953	252,145	55,598	40,404	10,550
Net transfers(1)	1,438	526,541	23,539	27,927	(30,372)
Transfers for policy loans	(2,970)	(3,227)	(6,841)	(5,457)	(1,982)
Policy charges	(5,495)	(47,921)	(10,908)	(10,432)	(3,247)
Contract terminations:
Surrender benefits	(43)	(22,487)	(3,670)	(1,098)	(267)
Death benefits	—	—	—	—	—
Units outstanding at end of year	150,512	1,682,196	349,115	252,396	44,761

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	51

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$—	$(113,221)	$1,096	$—	$22,638
Net realized gain (loss) on sales of investments	55,859	881,267	(40)	9,795	(4,599)
Distributions from capital gains	—	—	8	—	—
Net change in unrealized appreciation or depreciation of investments	284,400	1,780,521	(654)	125,717	75,571
Net increase (decrease) in net assets resulting from operations	340,259	2,548,567	410	135,512	93,610

Contract transactions
Contract purchase payments	408,063	822,796	15,693	129,454	106,259
Net transfers(1)	705,690	4,923,116	46,775	(9,574)	172,923
Transfers for policy loans	(14,302)	(59,073)	60	9,164	298
Policy charges	(65,287)	(326,843)	(3,683)	(25,727)	(29,152)
Contract terminations:
Surrender benefits	(67,210)	(830,420)	(1)	(2,478)	(39,956)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	966,954	4,529,576	58,844	100,839	210,372
Net assets at beginning of year	1,540,074	13,504,808	100,034	574,115	1,310,203
Net assets at end of year	$2,847,287	$20,582,951	$159,288	$810,466	$1,614,185

Accumulation unit activity
Units outstanding at beginning of year	807,835	4,969,087	98,587	402,673	1,345,218
Contract purchase payments	199,344	282,314	15,397	84,372	101,593
Net transfers(1)	355,963	1,737,365	45,856	(8,380)	176,541
Transfers for policy loans	(6,225)	(16,797)	59	5,878	(143)
Policy charges	(31,914)	(116,417)	(3,612)	(16,106)	(28,362)
Contract terminations:
Surrender benefits	(32,334)	(300,767)	—	(4,966)	(41,328)
Death benefits	—	—	—	—	—
Units outstanding at end of year	1,292,669	6,554,785	156,287	463,471	1,553,519

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

52	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$627,957	$175,428	$316,899	$188,511	$33,430
Net realized gain (loss) on sales of investments	36,819	5,686,282	2,060,460	2,502,893	2,009,814
Distributions from capital gains	—	4,936,983	1,281,219	790,093	4,870,229
Net change in unrealized appreciation or depreciation of investments	(9,820)	6,506,752	4,265,907	1,332,351	12,557,520
Net increase (decrease) in net assets resulting from operations	654,956	17,305,445	7,924,485	4,813,848	19,470,993

Contract transactions
Contract purchase payments	838,956	4,236,330	1,581,109	1,499,581	2,900,219
Net transfers(1)	108,125	(2,718,486)	(2,097,327)	(919,825)	(3,848,634)
Transfers for policy loans	(165,451)	(606,761)	(400,328)	(214,888)	(753,140)
Policy charges	(567,302)	(2,268,818)	(1,580,479)	(804,682)	(3,239,974)
Contract terminations:
Surrender benefits	(1,201,842)	(4,300,788)	(2,605,120)	(1,936,892)	(6,038,327)
Death benefits	—	(64,049)	(1,636)	(11,067)	(25,290)
Increase (decrease) from contract transactions	(987,514)	(5,722,572)	(5,103,781)	(2,387,773)	(11,005,146)
Net assets at beginning of year	23,521,541	85,134,895	52,017,492	31,412,364	102,813,897
Net assets at end of year	$23,188,983	$96,717,768	$54,838,196	$33,838,439	$111,279,744

Accumulation unit activity
Units outstanding at beginning of year	15,959,042	42,055,068	19,497,489	17,750,065	31,366,783
Contract purchase payments	553,404	1,984,895	554,867	873,686	812,723
Net transfers(1)	68,839	(2,486,230)	(901,126)	772,960	(1,009,085)
Transfers for policy loans	(114,279)	(242,672)	(137,087)	(118,190)	(217,057)
Policy charges	(371,188)	(1,021,819)	(580,086)	(465,295)	(880,892)
Contract terminations:
Surrender benefits	(805,576)	(1,876,425)	(949,577)	(1,074,069)	(1,685,125)
Death benefits	—	(29,949)	(516)	(6,489)	(7,059)
Units outstanding at end of year	15,290,242	38,382,868	17,483,964	17,732,668	28,380,288

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	53

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$(19,191)	$139,197	$108,552	$26,496	$1,203,911
Net realized gain (loss) on sales of investments	3,663,148	423,383	791,208	103	(1,162,110)
Distributions from capital gains	3,599,942	17,331	14,735	4,581	—
Net change in unrealized appreciation or depreciation of investments	7,097,985	4,055,658	2,891,225	14,251	4,381,651
Net increase (decrease) in net assets resulting from operations	14,341,884	4,635,569	3,805,720	45,431	4,423,452

Contract transactions
Contract purchase payments	3,991,940	716,118	826,562	151,498	2,294,549
Net transfers(1)	131,929	374,073	875,618	295,875	(1,720,059)
Transfers for policy loans	(630,074)	(57,386)	(105,564)	828	(64,398)
Policy charges	(1,937,749)	(598,206)	(375,063)	(30,637)	(1,445,887)
Contract terminations:
Surrender benefits	(4,166,258)	(1,016,212)	(910,742)	(10,155)	(2,420,006)
Death benefits	(20,286)	—	—	—	(49,747)
Increase (decrease) from contract transactions	(2,630,498)	(581,613)	310,811	407,409	(3,405,548)
Net assets at beginning of year	73,254,878	15,843,706	12,771,366	453,290	46,446,846
Net assets at end of year	$84,966,264	$19,897,662	$16,887,897	$906,130	$47,464,750

Accumulation unit activity
Units outstanding at beginning of year	36,227,566	9,938,175	9,498,806	408,836	20,873,923
Contract purchase payments	2,269,552	384,196	577,674	130,732	1,080,409
Net transfers(1)	7,685,314	95,889	1,397,583	254,707	730,428
Transfers for policy loans	(319,709)	(34,495)	(64,281)	714	(31,514)
Policy charges	(1,120,877)	(337,496)	(263,328)	(26,361)	(651,857)
Contract terminations:
Surrender benefits	(2,075,657)	(539,627)	(601,185)	(8,694)	(1,074,164)
Death benefits	(9,880)	—	—	—	(20,248)
Units outstanding at end of year	42,656,309	9,506,642	10,545,269	759,934	20,906,977

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$185,588	$356,548	$(12,445)	$148,817	$15,806
Net realized gain (loss) on sales of investments	(14,769)	1,103,856	1,188,281	2,419,335	972
Distributions from capital gains	—	860,060	2,762,588	4,892,954	—
Net change in unrealized appreciation or depreciation of investments	221,216	(745,388)	(152,332)	1,417,257	28,054
Net increase (decrease) in net assets resulting from operations	392,035	1,575,076	3,786,092	8,878,363	44,832

Contract transactions
Contract purchase payments	331,242	1,154,428	1,707,492	3,573,582	55,395
Net transfers(1)	1,716,424	(647,651)	(1,548,351)	(3,206,042)	147,211
Transfers for policy loans	(47,735)	(153,709)	(351,591)	(693,899)	(18,173)
Policy charges	(110,606)	(601,060)	(1,098,611)	(2,699,371)	(17,403)
Contract terminations:
Surrender benefits	(256,894)	(1,283,454)	(1,989,598)	(4,611,378)	(17,486)
Death benefits	—	(7,147)	—	(25,380)	—
Increase (decrease) from contract transactions	1,632,431	(1,538,593)	(3,280,659)	(7,662,488)	149,544
Net assets at beginning of year	3,275,694	20,874,512	40,529,322	89,356,074	944,797
Net assets at end of year	$5,300,160	$20,910,995	$41,034,755	$90,571,949	$1,139,173

Accumulation unit activity
Units outstanding at beginning of year	3,209,120	9,712,495	12,265,923	28,413,991	1,036,331
Contract purchase payments	299,119	547,557	614,572	1,251,715	58,689
Net transfers(1)	1,624,676	(68,124)	737,576	1,857,843	153,648
Transfers for policy loans	(44,936)	(71,593)	(111,394)	(218,918)	(19,188)
Policy charges	(101,943)	(278,974)	(354,391)	(881,532)	(18,440)
Contract terminations:
Surrender benefits	(244,145)	(610,927)	(607,940)	(1,478,230)	(18,524)
Death benefits	—	(2,753)	—	(7,921)	—
Units outstanding at end of year	4,741,891	9,227,681	12,544,346	28,936,948	1,192,516

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	55

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$(1,181)	$385,646	$(51,178)	$(55,626)	$210,751
Net realized gain (loss) on sales of investments	95,699	3,415,977	450,262	1,327,234	2,976
Distributions from capital gains	664,079	5,143,630	864,462	859,580	350,604
Net change in unrealized appreciation or depreciation of investments	(133,528)	853,038	1,218,538	279,299	(25,775)
Net increase (decrease) in net assets resulting from operations	625,069	9,798,291	2,482,084	2,410,487	538,556

Contract transactions
Contract purchase payments	196,111	1,612,163	371,736	551,172	415,048
Net transfers(1)	(68,846)	(6,783)	72,475	(155,721)	1,574,718
Transfers for policy loans	(23,122)	(308,582)	(33,184)	(140,996)	(77,825)
Policy charges	(170,464)	(1,244,495)	(381,771)	(274,464)	(166,772)
Contract terminations:
Surrender benefits	(199,440)	(2,553,780)	(767,927)	(746,100)	(114,763)
Death benefits	—	(10,523)	(3,937)	(2,036)	(163,840)
Increase (decrease) from contract transactions	(265,761)	(2,512,000)	(742,608)	(768,145)	1,466,566
Net assets at beginning of year	5,763,542	43,368,980	9,510,873	9,309,641	4,604,750
Net assets at end of year	$6,122,850	$50,655,271	$11,250,349	$10,951,983	$6,609,872

Accumulation unit activity
Units outstanding at beginning of year	1,700,266	19,038,958	6,133,618	6,045,970	4,342,005
Contract purchase payments	56,465	588,483	202,746	301,399	372,360
Net transfers(1)	(11,414)	(1,146,091)	43,483	(157,363)	1,449,370
Transfers for policy loans	(7,592)	(105,964)	(15,603)	(74,902)	(70,577)
Policy charges	(50,009)	(468,879)	(210,547)	(150,149)	(150,449)
Contract terminations:
Surrender benefits	(58,484)	(974,810)	(422,535)	(405,105)	(103,346)
Death benefits	—	(3,041)	(2,157)	(1,063)	(148,346)
Units outstanding at end of year	1,629,232	16,928,656	5,729,005	5,558,787	5,691,017

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$118,870	$350,438	$259,284	$176,364	$(61,293)
Net realized gain (loss) on sales of investments	593,767	3,492,213	1,451,041	1,286,589	329,109
Distributions from capital gains	380,329	5,646,454	824,918	—	693,141
Net change in unrealized appreciation or depreciation of investments	321,265	3,334,715	(740,065)	3,660,878	1,171,250
Net increase (decrease) in net assets resulting from operations	1,414,231	12,823,820	1,795,178	5,123,831	2,132,207

Contract transactions
Contract purchase payments	322,356	4,669,372	868,728	1,042,273	485,073
Net transfers(1)	(542,856)	(2,857,417)	622,398	(797,429)	(167,882)
Transfers for policy loans	(83,620)	(452,585)	(184,478)	(247,996)	(99,990)
Policy charges	(192,257)	(5,554,536)	(445,095)	(521,554)	(324,001)
Contract terminations:
Surrender benefits	(277,111)	(7,367,974)	(1,676,592)	(1,260,729)	(569,450)
Death benefits	(48)	(139,448)	(40,355)	(7,588)	—
Increase (decrease) from contract transactions	(773,536)	(11,702,588)	(855,394)	(1,793,023)	(676,250)
Net assets at beginning of year	8,878,335	108,517,775	22,220,370	23,730,861	9,908,364
Net assets at end of year	$9,519,030	$109,639,007	$23,160,154	$27,061,669	$11,364,321

Accumulation unit activity
Units outstanding at beginning of year	4,392,723	40,314,835	12,201,164	16,524,002	6,846,043
Contract purchase payments	155,833	1,624,750	460,911	645,733	297,211
Net transfers(1)	(453,804)	(977,398)	375,990	(1,229,717)	(124,404)
Transfers for policy loans	(46,609)	(156,830)	(97,118)	(114,573)	(59,242)
Policy charges	(93,811)	(1,910,189)	(236,887)	(314,231)	(198,669)
Contract terminations:
Surrender benefits	(130,141)	(2,546,496)	(890,643)	(798,291)	(346,938)
Death benefits	(14)	(46,108)	(20,879)	(4,256)	—
Units outstanding at end of year	3,824,177	36,302,564	11,792,538	14,708,667	6,414,001

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	57

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Operations
Investment income (loss) — net	$(54,612)	$19,149	$(61,483)	$9,882	$2,716
Net realized gain (loss) on sales of investments	762,839	(145,462)	484,289	(3,274)	242
Distributions from capital gains	479,719	—	1,011,383	—	—
Net change in unrealized appreciation or depreciation of investments	1,418,177	433,889	2,111,048	6,881	45,688
Net increase (decrease) in net assets resulting from operations	2,606,123	307,576	3,545,237	13,489	48,646

Contract transactions
Contract purchase payments	465,811	147,345	413,985	55,699	66,442
Net transfers(1)	(196,428)	(397,868)	740,148	(115,221)	49,497
Transfers for policy loans	(55,768)	(41,382)	(163,575)	(557)	(166)
Policy charges	(296,469)	(64,019)	(370,120)	(13,459)	(20,902)
Contract terminations:
Surrender benefits	(666,037)	(303,627)	(793,483)	(17,108)	(2,980)
Death benefits	(16,488)	(2,142)	(1,760)	—	—
Increase (decrease) from contract transactions	(765,379)	(661,693)	(174,805)	(90,646)	91,891
Net assets at beginning of year	7,689,019	2,090,541	13,476,395	494,257	265,166
Net assets at end of year	$9,529,763	$1,736,424	$16,846,827	$417,100	$405,703

Accumulation unit activity
Units outstanding at beginning of year	3,552,973	2,418,568	4,849,435	458,724	214,343
Contract purchase payments	195,464	151,903	141,213	50,559	49,704
Net transfers(1)	(156,308)	(436,503)	215,247	(106,704)	35,840
Transfers for policy loans	(18,043)	(43,965)	(43,521)	(510)	(121)
Policy charges	(116,375)	(68,174)	(125,392)	(12,166)	(15,502)
Contract terminations:
Surrender benefits	(237,864)	(327,516)	(277,928)	(15,347)	(2,166)
Death benefits	(4,575)	(2,433)	(1,068)	—	—
Units outstanding at end of year	3,215,272	1,691,880	4,757,986	374,556	282,098

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(122,365)	$363,925	$(37,054)	$(10,055)	$(49,505)
Net realized gain (loss) on sales of investments	1,736,842	(2,563,754)	572,758	35,603	63,261
Distributions from capital gains	1,265,039	—	103,547	105,470	1,734,663
Net change in unrealized appreciation or depreciation of investments	4,436,714	11,408,835	1,853,270	161,684	6,222,881
Net increase (decrease) in net assets resulting from operations	7,316,230	9,209,006	2,492,521	292,702	7,971,300

Contract transactions
Contract purchase payments	735,936	1,985,867	411,217	93,703	1,181,101
Net transfers(1)	1,489,109	(1,395,229)	(514,556)	115,503	(980,014)
Transfers for policy loans	(331,961)	(150,040)	(81,952)	(11,253)	(300,641)
Policy charges	(470,631)	(1,164,977)	(238,941)	(17,098)	(797,787)
Contract terminations:
Surrender benefits	(869,669)	(1,933,250)	(618,333)	(61,484)	(1,375,404)
Death benefits	(5,247)	(4,381)	—	—	(155,191)
Increase (decrease) from contract transactions	547,537	(2,662,010)	(1,042,565)	119,371	(2,427,936)
Net assets at beginning of year	16,409,858	31,599,882	9,728,430	1,613,784	30,144,950
Net assets at end of year	$24,273,625	$38,146,878	$11,178,386	$2,025,857	$35,688,314

Accumulation unit activity
Units outstanding at beginning of year	8,958,672	24,228,602	5,160,899	1,587,221	29,259,914
Contract purchase payments	299,712	1,307,911	191,961	80,084	1,001,889
Net transfers(1)	(592,856)	(960,258)	(478,070)	60,327	(888,673)
Transfers for policy loans	(114,712)	(78,003)	(35,527)	(9,473)	(255,685)
Policy charges	(180,006)	(763,384)	(109,718)	(14,973)	(676,211)
Contract terminations:
Surrender benefits	(325,874)	(1,261,541)	(295,197)	(55,226)	(1,163,049)
Death benefits	(978)	(2,309)	—	—	(128,731)
Units outstanding at end of year	8,043,958	22,471,018	4,434,348	1,647,960	27,149,454

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	59

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$(116,444)	$826,261	$182,791	$(35,668)	$748
Net realized gain (loss) on sales of investments	384,069	436,810	553,258	(139,047)	5,019
Distributions from capital gains	434,626	—	—	—	8,033
Net change in unrealized appreciation or depreciation of investments	4,164,817	1,777,818	139,371	2,225,295	17,732
Net increase (decrease) in net assets resulting from operations	4,867,068	3,040,889	875,420	2,050,580	31,532

Contract transactions
Contract purchase payments	798,242	1,176,266	401,934	380,103	54,996
Net transfers(1)	(766,013)	(1,675,520)	(528,269)	556,260	30,248
Transfers for policy loans	(219,237)	(341,104)	(74,837)	(69,351)	(160)
Policy charges	(579,506)	(691,463)	(209,482)	(195,634)	(18,470)
Contract terminations:
Surrender benefits	(1,252,928)	(1,311,056)	(559,336)	(695,261)	—
Death benefits	(4,450)	(12,859)	(26,263)	(29,404)	—
Increase (decrease) from contract transactions	(2,023,892)	(2,855,736)	(996,253)	(53,287)	66,614
Net assets at beginning of year	19,950,711	22,773,474	10,235,612	5,489,660	132,549
Net assets at end of year	$22,793,887	$22,958,627	$10,114,779	$7,486,953	$230,695

Accumulation unit activity
Units outstanding at beginning of year	7,476,050	8,643,471	6,975,166	3,387,474	77,929
Contract purchase payments	261,841	546,751	252,821	198,650	30,444
Net transfers(1)	(314,335)	1,108,641	(993,363)	132,654	16,491
Transfers for policy loans	(66,971)	(137,227)	(58,337)	(28,645)	(84)
Policy charges	(196,780)	(289,787)	(130,112)	(98,998)	(9,943)
Contract terminations:
Surrender benefits	(392,349)	(508,873)	(338,764)	(364,646)	—
Death benefits	(1,053)	(4,824)	(9,295)	(8,793)	—
Units outstanding at end of year	6,766,403	9,358,152	5,698,116	3,217,696	114,837

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(2,922)	$24,074	$570,232	$15,853	$662,330
Net realized gain (loss) on sales of investments	(5,675)	1,098,862	(413,673)	936,551	(61,207)
Distributions from capital gains	—	—	—	1,200,625	—
Net change in unrealized appreciation or depreciation of investments	34,750	4,362,358	2,040,721	631,851	1,420,125
Net increase (decrease) in net assets resulting from operations	26,153	5,485,294	2,197,280	2,784,880	2,021,248

Contract transactions
Contract purchase payments	16,826	1,012,954	1,823,036	1,097,296	828,893
Net transfers(1)	124,301	2,517,640	985,506	3,037,597	(656,303)
Transfers for policy loans	(5,209)	(152,467)	(99,741)	(191,322)	(147,015)
Policy charges	(11,037)	(395,290)	(1,316,198)	(420,320)	(479,457)
Contract terminations:
Surrender benefits	(29,335)	(641,355)	(2,760,626)	(1,061,216)	(845,613)
Death benefits	—	337	(36,732)	—	—
Increase (decrease) from contract transactions	95,546	2,341,819	(1,404,755)	2,462,035	(1,299,495)
Net assets at beginning of year	397,701	14,758,951	41,542,637	18,841,564	16,502,063
Net assets at end of year	$519,400	$22,586,064	$42,335,162	$24,088,479	$17,223,816

Accumulation unit activity
Units outstanding at beginning of year	433,184	7,750,722	27,638,858	7,408,782	11,364,560
Contract purchase payments	17,520	474,362	1,240,299	442,810	555,318
Net transfers(1)	127,619	852,464	1,615,636	1,128,067	(406,933)
Transfers for policy loans	(5,417)	(59,498)	(63,607)	(65,311)	(93,937)
Policy charges	(11,691)	(174,568)	(873,198)	(160,968)	(312,067)
Contract terminations:
Surrender benefits	(30,766)	(278,091)	(1,839,488)	(401,377)	(520,873)
Death benefits	—	—	(26,899)	—	—
Units outstanding at end of year	530,449	8,565,391	27,691,601	8,352,003	10,586,068

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	61

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$2,555	$38,978	$(16,745)	$411,149	$82,649
Net realized gain (loss) on sales of investments	408	(1,915)	(297,044)	(52,552)	60,379
Distributions from capital gains	—	—	1,611,042	—	—
Net change in unrealized appreciation or depreciation of investments	12,041	70,023	1,242,451	113,375	1,043,691
Net increase (decrease) in net assets resulting from operations	15,004	107,086	2,539,704	471,972	1,186,719

Contract transactions
Contract purchase payments	28,991	118,781	924,844	195,440	239,040
Net transfers(1)	(1,451)	1,688,450	(792,704)	(399,847)	262,324
Transfers for policy loans	(4,105)	(16,362)	(193,057)	(76,837)	(49,043)
Policy charges	(4,013)	(52,361)	(518,675)	(252,484)	(109,172)
Contract terminations:
Surrender benefits	—	(274,142)	(973,563)	(416,249)	(269,660)
Death benefits	—	—	(12,847)	(11,471)	—
Increase (decrease) from contract transactions	19,422	1,464,366	(1,566,002)	(961,448)	73,489
Net assets at beginning of year	98,750	2,171,838	17,596,166	7,819,222	4,631,440
Net assets at end of year	$133,176	$3,743,290	$18,569,868	$7,329,746	$5,891,648

Accumulation unit activity
Units outstanding at beginning of year	96,242	2,096,561	7,099,318	3,440,942	2,908,413
Contract purchase payments	26,399	110,862	377,876	83,013	132,160
Net transfers(1)	(1,449)	1,584,331	(62,413)	(167,746)	189,084
Transfers for policy loans	(3,679)	(15,302)	(68,801)	(32,446)	(30,421)
Policy charges	(3,653)	(48,970)	(192,924)	(106,936)	(61,106)
Contract terminations:
Surrender benefits	—	(260,219)	(371,249)	(176,607)	(148,054)
Death benefits	—	—	(4,760)	(5,038)	—
Units outstanding at end of year	113,860	3,467,263	6,777,047	3,035,182	2,990,076

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Operations
Investment income (loss) — net	$164,052	$1,043	$27,291	$(18,172)	$80,489
Net realized gain (loss) on sales of investments	3,720,106	127,047	286,468	(11,460)	426,801
Distributions from capital gains	7,252,522	142,421	3,380,746	10,827	—
Net change in unrealized appreciation or depreciation of investments	15,222,156	259,225	(2,242,364)	46,177	3,317,568
Net increase (decrease) in net assets resulting from operations	26,358,836	529,736	1,452,141	27,372	3,824,858

Contract transactions
Contract purchase payments	4,021,052	84,242	1,313,042	197,388	1,414,942
Net transfers(1)	(1,995,794)	249,367	(1,539,134)	849,611	(1,024,218)
Transfers for policy loans	(690,184)	(6,234)	(67,205)	(26,897)	(23,898)
Policy charges	(4,683,016)	(39,331)	(1,203,861)	(77,630)	(1,243,898)
Contract terminations:
Surrender benefits	(6,271,496)	(26,452)	(1,638,294)	(114,054)	(1,642,303)
Death benefits	(124,024)	—	(63,131)	—	(25)
Increase (decrease) from contract transactions	(9,743,462)	261,592	(3,198,583)	828,418	(2,519,400)
Net assets at beginning of year	95,803,256	1,758,705	34,330,913	2,898,545	30,715,942
Net assets at end of year	$112,418,630	$2,550,033	$32,584,471	$3,754,335	$32,021,400

Accumulation unit activity
Units outstanding at beginning of year	34,472,031	906,537	12,678,204	2,998,966	12,933,356
Contract purchase payments	1,253,713	37,907	482,200	195,076	560,072
Net transfers(1)	(640,262)	116,237	(532,722)	841,817	(392,074)
Transfers for policy loans	(213,830)	(3,253)	(24,708)	(27,100)	(11,335)
Policy charges	(1,474,633)	(17,356)	(426,352)	(77,619)	(477,714)
Contract terminations:
Surrender benefits	(1,963,377)	(11,535)	(597,524)	(115,999)	(642,760)
Death benefits	(38,031)	—	(25,982)	—	(10)
Units outstanding at end of year	31,395,611	1,028,537	11,553,116	3,815,141	11,969,535

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	63

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$114,445	$(1,068,322)	$(2,176,505)	$16,026	$(90,221)
Net realized gain (loss) on sales of investments	(90,480)	9,128,936	47,124,842	(64,346)	636,759
Distributions from capital gains	—	—	—	196,632	—
Net change in unrealized appreciation or depreciation of investments	265,803	28,463,936	12,333,376	409,809	397,128
Net increase (decrease) in net assets resulting from operations	289,768	36,524,550	57,281,713	558,121	943,666

Contract transactions
Contract purchase payments	157,520	20,607,957	17,150,438	388,971	796,159
Net transfers(1)	227,830	6,820,501	(4,766,133)	707,182	(1,321,979)
Transfers for policy loans	(62,658)	(1,206,804)	(2,516,537)	675	(229,500)
Policy charges	(69,024)	(4,757,717)	(6,002,404)	(70,843)	(616,129)
Contract terminations:
Surrender benefits	(138,932)	(6,878,790)	(20,271,558)	(50,305)	(1,905,832)
Death benefits	—	—	(24,727)	—	—
Increase (decrease) from contract transactions	114,736	14,585,147	(16,430,921)	975,680	(3,277,281)
Net assets at beginning of year	2,595,124	193,614,264	322,619,989	1,440,689	16,100,072
Net assets at end of year	$2,999,628	$244,723,961	$363,470,781	$2,974,490	$13,766,457

Accumulation unit activity
Units outstanding at beginning of year	3,062,907	126,807,438	205,807,332	1,161,623	13,191,305
Contract purchase payments	163,261	12,855,550	10,210,001	266,945	635,057
Net transfers(1)	234,219	4,969,172	796,166	470,573	(1,086,193)
Transfers for policy loans	(68,499)	(742,714)	(1,508,028)	637	(176,959)
Policy charges	(73,367)	(2,937,713)	(3,564,989)	(48,423)	(488,659)
Contract terminations:
Surrender benefits	(147,935)	(4,047,490)	(11,968,706)	(33,451)	(1,487,978)
Death benefits	—	—	(14,538)	—	—
Units outstanding at end of year	3,170,586	136,904,243	199,757,238	1,817,904	10,586,573

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(148,697)	$(8,192)	$(27,935)	$(163,822)	$(149,855)
Net realized gain (loss) on sales of investments	1,412,120	21,274	148,793	742,125	618,988
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	162,449	87,035	328,189	4,555,100	2,900,853
Net increase (decrease) in net assets resulting from operations	1,425,872	100,117	449,047	5,133,403	3,369,986

Contract transactions
Contract purchase payments	1,130,416	3,824	164,624	3,038,989	1,569,388
Net transfers(1)	(1,521,758)	(158,512)	(481,660)	5,890,803	1,830,203
Transfers for policy loans	(66,059)	(28,991)	(178,415)	(381,525)	(628,753)
Policy charges	(1,054,999)	(49,053)	(157,856)	(600,831)	(746,106)
Contract terminations:
Surrender benefits	(2,344,403)	(59,542)	(198,013)	(1,474,699)	(1,168,777)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(3,856,803)	(292,274)	(851,320)	6,472,737	855,955
Net assets at beginning of year	23,326,243	1,600,972	4,688,811	28,387,026	24,562,832
Net assets at end of year	$20,895,312	$1,408,815	$4,286,538	$39,993,166	$28,788,773

Accumulation unit activity
Units outstanding at beginning of year	19,023,221	1,574,127	4,651,380	28,477,938	24,415,419
Contract purchase payments	894,353	3,553	154,327	2,779,377	1,443,647
Net transfers(1)	(1,208,941)	(157,676)	(472,211)	5,234,292	1,612,036
Transfers for policy loans	(51,221)	(27,664)	(169,310)	(387,683)	(595,282)
Policy charges	(831,564)	(46,580)	(148,297)	(551,692)	(691,734)
Contract terminations:
Surrender benefits	(1,832,096)	(56,736)	(184,263)	(1,374,751)	(1,095,604)
Death benefits	—	—	—	—	—
Units outstanding at end of year	15,993,752	1,289,024	3,831,626	34,177,481	25,088,482

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	65

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(2,071,949)	$(4,074,117)	$(2,804,053)	$(6,899,950)	$(325,293)
Net realized gain (loss) on sales of investments	17,089,698	60,319,445	23,909,325	135,109,938	2,984,572
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	26,604,567	17,037,333	57,034,272	25,227,389	2,194,829
Net increase (decrease) in net assets resulting from operations	41,622,316	73,282,661	78,139,544	153,437,377	4,854,108

Contract transactions
Contract purchase payments	23,242,209	27,267,566	48,737,096	52,993,329	2,836,983
Net transfers(1)	(950,630)	(19,395,203)	12,716,636	(24,196,785)	(9,878,576)
Transfers for policy loans	(2,088,457)	(5,570,150)	(3,903,100)	(6,460,848)	(216,841)
Policy charges	(12,082,309)	(21,154,254)	(14,677,909)	(23,802,721)	(2,433,385)
Contract terminations:
Surrender benefits	(19,445,839)	(42,133,465)	(26,163,305)	(73,183,010)	(3,185,505)
Death benefits	(195,768)	(829,654)	(111,289)	(202,751)	(133,999)
Increase (decrease) from contract transactions	(11,520,794)	(61,815,160)	16,598,129	(74,852,786)	(13,011,323)
Net assets at beginning of year	336,096,831	618,470,122	496,511,627	1,027,370,811	61,117,342
Net assets at end of year	$366,198,353	$629,937,623	$591,249,300	$1,105,955,402	$52,960,127

Accumulation unit activity
Units outstanding at beginning of year	241,303,154	438,779,925	342,835,456	691,921,957	46,630,922
Contract purchase payments	16,087,524	18,327,980	32,269,802	33,643,445	2,100,437
Net transfers(1)	369,325	(10,129,434)	10,570,557	(6,217,417)	(7,418,729)
Transfers for policy loans	(1,401,364)	(3,920,262)	(2,466,486)	(3,984,962)	(156,165)
Policy charges	(8,215,486)	(14,150,118)	(9,581,840)	(15,023,920)	(1,773,888)
Contract terminations:
Surrender benefits	(13,002,689)	(28,275,902)	(16,598,250)	(46,209,517)	(2,309,977)
Death benefits	(131,212)	(534,870)	(64,672)	(122,214)	(100,735)
Units outstanding at end of year	235,009,252	400,097,319	356,964,567	654,007,372	36,971,865

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(507,141)	$2,113	$—	$—	$(79,993)
Net realized gain (loss) on sales of investments	6,023,226	(2,053)	3,892	7,988	2,149,895
Distributions from capital gains	—	82	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,631,671	4,163	29,320	15,387	(1,120,311)
Net increase (decrease) in net assets resulting from operations	7,147,756	4,305	33,212	23,375	949,591

Contract transactions
Contract purchase payments	3,760,143	33,045	59,386	56,747	639,296
Net transfers(1)	(8,156,894)	66,686	35,251	44,161	(313,917)
Transfers for policy loans	(764,680)	(3,011)	—	(63)	(182,121)
Policy charges	(3,407,299)	(4,838)	(8,485)	(16,429)	(388,903)
Contract terminations:
Surrender benefits	(4,128,227)	(3,460)	(402)	(5,906)	(829,633)
Death benefits	(158,682)	—	—	—	(2,104)
Increase (decrease) from contract transactions	(12,855,639)	88,422	85,750	78,510	(1,077,382)
Net assets at beginning of year	85,866,342	186,140	143,802	238,931	15,547,616
Net assets at end of year	$80,158,459	$278,867	$262,764	$340,816	$15,419,825

Accumulation unit activity
Units outstanding at beginning of year	65,124,475	175,257	100,906	144,881	5,872,668
Contract purchase payments	2,741,040	30,517	37,295	34,237	248,514
Net transfers(1)	(5,592,432)	58,794	23,145	27,634	289,917
Transfers for policy loans	(557,446)	(2,821)	—	(38)	(73,561)
Policy charges	(2,475,033)	(4,465)	(5,475)	(9,843)	(154,774)
Contract terminations:
Surrender benefits	(2,958,135)	(3,192)	(264)	(3,520)	(316,649)
Death benefits	(114,661)	—	—	—	(731)
Units outstanding at end of year	56,167,808	254,090	155,607	193,351	5,865,384

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	67

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Operations
Investment income (loss) — net	$565,770	$(568,557)	$20,060	$477,140	$17,783
Net realized gain (loss) on sales of investments	882,090	(2,924,722)	637,842	122,878	1,168,710
Distributions from capital gains	638,936	16,271,070	477,491	—	1,228,558
Net change in unrealized appreciation or depreciation of investments	22,159,427	4,984,371	82,887	3,967,920	307,536
Net increase (decrease) in net assets resulting from operations	24,246,223	17,762,162	1,218,280	4,567,938	2,722,587

Contract transactions
Contract purchase payments	3,720,049	4,067,173	558,157	909,886	649,774
Net transfers(1)	232,103	(2,772,961)	374,603	2,433,800	(778,034)
Transfers for policy loans	(586,958)	(847,898)	(54,096)	(63,243)	(242,801)
Policy charges	(2,245,926)	(2,594,808)	(232,212)	(664,391)	(377,774)
Contract terminations:
Surrender benefits	(4,498,446)	(5,691,615)	(422,671)	(993,182)	(764,919)
Death benefits	(82,880)	(63,150)	—	(2,635)	—
Increase (decrease) from contract transactions	(3,462,058)	(7,903,259)	223,781	1,620,235	(1,513,754)
Net assets at beginning of year	76,959,017	97,612,950	10,153,133	18,945,237	14,274,323
Net assets at end of year	$97,743,182	$107,471,853	$11,595,194	$25,133,410	$15,483,156

Accumulation unit activity
Units outstanding at beginning of year	37,287,718	31,191,168	5,780,504	11,216,377	5,353,938
Contract purchase payments	1,614,250	1,283,784	332,466	484,237	241,909
Net transfers(1)	1,656,194	1,241,540	796,671	1,365,566	(160,450)
Transfers for policy loans	(265,811)	(255,395)	(25,787)	(32,942)	(77,500)
Policy charges	(960,130)	(817,997)	(143,596)	(351,121)	(133,844)
Contract terminations:
Surrender benefits	(1,933,400)	(1,679,009)	(259,162)	(523,718)	(254,612)
Death benefits	(30,729)	(17,204)	—	(1,369)	—
Units outstanding at end of year	37,368,092	30,946,887	6,481,096	12,157,030	4,969,441

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2017 (continued)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(85,402)	$7,830
Net realized gain (loss) on sales of investments	422,488	308
Distributions from capital gains	474,913	—
Net change in unrealized appreciation or depreciation of investments	2,664,046	1,151
Net increase (decrease) in net assets resulting from operations	3,476,045	9,289

Contract transactions
Contract purchase payments	791,272	26,122
Net transfers(1)	304,009	49,769
Transfers for policy loans	(42,840)	(10)
Policy charges	(397,696)	(4,237)
Contract terminations:
Surrender benefits	(616,252)	16
Death benefits	(6,694)	—
Increase (decrease) from contract transactions	31,799	71,660
Net assets at beginning of year	13,708,752	85,945
Net assets at end of year	$17,216,596	$166,894

Accumulation unit activity
Units outstanding at beginning of year	5,264,059	78,498
Contract purchase payments	321,187	22,502
Net transfers(1)	363,490	43,259
Transfers for policy loans	(20,071)	(8)
Policy charges	(149,377)	(3,664)
Contract terminations:
Surrender benefits	(197,550)	—
Death benefits	(1,952)	—
Units outstanding at end of year	5,579,786	140,587

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	69

Statements of Changes in Net Assets

Year ended Dec. 31, 2016	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
Operations
Investment income (loss) — net	$(310)	$49,519	$189,323	$(69,280)	$122,062
Net realized gain (loss) on sales of investments	(12,584)	530,625	(663,808)	175,305	(154,252)
Distributions from capital gains	47	1,407,380	—	1,343,847	—
Net change in unrealized appreciation or depreciation of investments	28,817	351,025	(203,166)	(1,176,213)	2,093,800
Net increase (decrease) in net assets resulting from operations	15,970	2,338,549	(677,651)	273,659	2,061,610

Contract transactions
Contract purchase payments	31,870	1,145,180	2,999,226	575,271	525,947
Net transfers(1)	32,902	(515,897)	(1,421,486)	2,721,753	2,637,250
Transfers for policy loans	(3,340)	(173,738)	(413,961)	(94,643)	(85,595)
Policy charges	(6,526)	(583,374)	(1,344,276)	(210,633)	(136,348)
Contract terminations:
Surrender benefits	(516,035)	(1,261,188)	(2,574,472)	(474,042)	(336,259)
Death benefits	—	—	(15,982)	(936)	(4,495)
Increase (decrease) from contract transactions	(461,129)	(1,389,017)	(2,770,951)	2,516,770	2,600,500
Net assets at beginning of year	640,593	23,189,203	44,495,152	9,752,427	3,627,292
Net assets at end of year	$195,434	$24,138,735	$41,046,550	$12,542,856	$8,289,402

Accumulation unit activity
Units outstanding at beginning of year	645,604	10,896,231	28,186,734	4,798,971	5,851,503
Contract purchase payments	31,188	531,538	1,973,147	303,216	721,273
Net transfers(1)	33,513	(225,257)	(924,707)	1,369,574	3,661,059
Transfers for policy loans	(3,250)	(85,873)	(276,511)	(55,013)	(115,544)
Policy charges	(6,336)	(271,804)	(883,452)	(108,657)	(179,678)
Contract terminations:
Surrender benefits	(511,221)	(573,416)	(1,687,195)	(235,994)	(453,770)
Death benefits	—	—	(9,813)	(308)	(5,739)
Units outstanding at end of year	189,498	10,271,419	26,378,203	6,071,789	9,479,104

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
Operations
Investment income (loss) — net	$63,018	$24,368	$636,808	$277,539	$50,185
Net realized gain (loss) on sales of investments	246,695	9,685	1,981,360	524,916	(129,459)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,110,713)	(555,124)	7,501,737	4,251,682	346,056
Net increase (decrease) in net assets resulting from operations	(801,000)	(521,071)	10,119,905	5,054,137	266,782

Contract transactions
Contract purchase payments	482,909	455,494	1,782,805	1,464,666	685,034
Net transfers(1)	(564,232)	(214,953)	(350,096)	545,651	930,166
Transfers for policy loans	(22,224)	(45,804)	(352,432)	(207,280)	(61,586)
Policy charges	(371,005)	(255,236)	(1,909,292)	(757,288)	(237,051)
Contract terminations:
Surrender benefits	(656,457)	(361,808)	(2,991,038)	(1,448,290)	(210,727)
Death benefits	(1,189)	(10,581)	(30,008)	(38,413)	—
Increase (decrease) from contract transactions	(1,132,198)	(432,888)	(3,850,061)	(440,954)	1,105,836
Net assets at beginning of year	13,792,575	8,653,733	54,179,321	26,725,917	6,575,190
Net assets at end of year	$11,859,377	$7,699,774	$60,449,165	$31,339,100	$7,947,808

Accumulation unit activity
Units outstanding at beginning of year	8,429,739	6,163,347	22,284,857	16,239,305	6,591,670
Contract purchase payments	327,645	341,417	691,591	839,540	632,282
Net transfers(1)	(496,085)	(140,607)	(174,183)	381,688	1,000,883
Transfers for policy loans	(1,608)	(29,573)	(137,375)	(102,455)	(62,712)
Policy charges	(251,045)	(190,589)	(734,528)	(436,312)	(231,784)
Contract terminations:
Surrender benefits	(425,201)	(277,731)	(1,142,620)	(864,308)	(206,843)
Death benefits	(605)	(9,389)	(11,406)	(18,300)	—
Units outstanding at end of year	7,582,840	5,856,875	20,776,336	16,039,158	7,723,496

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	71

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
Operations
Investment income (loss) — net	$90,671	$(1,306,873)	$—	$—	$—
Net realized gain (loss) on sales of investments	62,651	4,478,342	(5,899)	4,612	10,331
Distributions from capital gains	207,662	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	151,396	6,008,545	14,449	75,052	62,938
Net increase (decrease) in net assets resulting from operations	512,380	9,180,014	8,550	79,664	73,269

Contract transactions
Contract purchase payments	322,960	9,241,777	29,691	206,643	160,282
Net transfers(1)	(214,081)	14,467,269	48,749	295,677	(197,199)
Transfers for policy loans	(53,122)	(234,993)	(11,925)	(1,153)	2,511
Policy charges	(241,064)	(10,956,068)	(3,250)	(42,219)	(38,455)
Contract terminations:
Surrender benefits	(324,358)	(9,469,291)	(1,660)	(4,935)	(2,293)
Death benefits	—	(192,016)	—	—	—
Increase (decrease) from contract transactions	(509,665)	2,856,678	61,605	454,013	(75,154)
Net assets at beginning of year	7,490,251	163,708,256	48,770	709,175	1,081,500
Net assets at end of year	$7,492,966	$175,744,948	$118,925	$1,242,852	$1,079,615

Accumulation unit activity
Units outstanding at beginning of year	4,295,256	94,601,764	82,242	558,587	696,420
Contract purchase payments	177,547	5,360,303	46,252	158,687	103,228
Net transfers(1)	(128,144)	7,593,386	75,273	222,651	(130,914)
Transfers for policy loans	(28,388)	(142,077)	(17,546)	(849)	2,108
Policy charges	(134,968)	(6,374,894)	(5,126)	(32,388)	(24,574)
Contract terminations:
Surrender benefits	(179,935)	(5,329,645)	(2,615)	(3,678)	(1,462)
Death benefits	—	(100,501)	—	—	—
Units outstanding at end of year	4,001,368	95,608,336	178,480	903,010	644,806

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$(1,998,160)	$—	$—	$(1,258,375)	$3,259
Net realized gain (loss) on sales of investments	13,516,823	(170)	19,511	7,209,394	(193)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	7,014,673	(207)	153,505	17,792,542	3,544
Net increase (decrease) in net assets resulting from operations	18,533,336	(377)	173,016	23,743,561	6,610

Contract transactions
Contract purchase payments	14,250,111	8,168	246,263	9,420,075	11,402
Net transfers(1)	(8,995,222)	28	303,153	(5,070,912)	138,002
Transfers for policy loans	(783,313)	—	(3,187)	(1,825,904)	—
Policy charges	(16,723,988)	(1,107)	(63,230)	(6,722,209)	(4,822)
Contract terminations:
Surrender benefits	(15,234,749)	—	(15,323)	(11,612,537)	—
Death benefits	(101,886)	—	—	(43,623)	—
Increase (decrease) from contract transactions	(27,589,047)	7,089	467,676	(15,855,110)	144,582
Net assets at beginning of year	283,877,316	12,611	1,066,881	195,127,358	84,687
Net assets at end of year	$274,821,605	$19,323	$1,707,573	$203,015,809	$235,879

Accumulation unit activity
Units outstanding at beginning of year	178,449,347	12,836	770,867	88,079,763	84,222
Contract purchase payments	9,083,348	8,463	166,305	4,027,040	10,446
Net transfers(1)	(5,466,089)	41	206,274	(2,181,672)	120,945
Transfers for policy loans	(383,513)	—	(2,102)	(729,948)	—
Policy charges	(11,258,567)	(1,142)	(42,820)	(2,843,037)	(4,418)
Contract terminations:
Surrender benefits	(9,643,678)	—	(10,605)	(4,952,843)	—
Death benefits	(60,404)	—	—	(17,766)	—
Units outstanding at end of year	160,720,444	20,198	1,087,919	81,381,537	211,195

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	73

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
Operations
Investment income (loss) — net	$751	$(203,016)	$—	$(144,336)	$170
Net realized gain (loss) on sales of investments	(18,161)	(304,112)	(6,723)	(778,248)	—
Distributions from capital gains	—	—	5,776	632,965	—
Net change in unrealized appreciation or depreciation of investments	67,054	2,068,779	(1,987)	(33,815)	—
Net increase (decrease) in net assets resulting from operations	49,644	1,561,651	(2,934)	(323,434)	170

Contract transactions
Contract purchase payments	278,849	2,254,380	37,309	1,246,544	1,169,452
Net transfers(1)	95,723	(841,365)	(16,989)	(1,077,778)	(367,266)
Transfers for policy loans	(13,782)	(251,028)	(2,800)	(338,735)	61,767
Policy charges	(49,439)	(1,148,055)	(8,567)	(883,656)	(212,752)
Contract terminations:
Surrender benefits	(7,229)	(2,070,608)	(154)	(1,354,333)	269
Death benefits	—	(2,296)	—	(44,459)	—
Increase (decrease) from contract transactions	304,122	(2,058,972)	8,799	(2,452,417)	651,470
Net assets at beginning of year	993,720	37,404,007	178,344	24,190,792	1,435,076
Net assets at end of year	$1,347,486	$36,906,686	$184,209	$21,414,941	$2,086,716

Accumulation unit activity
Units outstanding at beginning of year	999,044	20,223,582	201,541	18,895,464	1,432,643
Contract purchase payments	271,663	1,154,304	40,755	917,006	1,169,213
Net transfers(1)	89,674	(405,013)	(18,741)	(682,987)	(367,190)
Transfers for policy loans	(13,174)	(112,920)	(3,042)	(239,007)	61,756
Policy charges	(48,050)	(583,596)	(9,331)	(644,449)	(212,710)
Contract terminations:
Surrender benefits	(6,617)	(1,084,488)	(166)	(1,022,583)	269
Death benefits	—	(1,098)	—	(32,056)	—
Units outstanding at end of year	1,292,540	19,190,771	211,016	17,191,388	2,083,981

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
Operations
Investment income (loss) — net	$(296,050)	$69,014	$3,119,384	$50,580	$2,356,473
Net realized gain (loss) on sales of investments	688	(5,781)	(134,174)	(647,725)	(543,162)
Distributions from capital gains	—	—	—	28,815	1,055,401
Net change in unrealized appreciation or depreciation of investments	(688)	57,234	3,055,225	963,459	(1,013,942)
Net increase (decrease) in net assets resulting from operations	(296,050)	120,467	6,040,435	395,129	1,854,770

Contract transactions
Contract purchase payments	7,580,354	217,701	2,529,973	242,172	918,988
Net transfers(1)	4,436,413	252,840	(1,081,635)	(7,214,163)	7,763,529
Transfers for policy loans	587,454	(6,756)	(547,125)	(4,581)	(211,498)
Policy charges	(5,663,023)	(52,551)	(2,028,457)	(114,351)	(688,818)
Contract terminations:
Surrender benefits	(6,971,584)	(12,398)	(3,508,427)	(113,991)	(1,052,608)
Death benefits	(600,664)	—	(36,706)	—	(24,841)
Increase (decrease) from contract transactions	(631,050)	398,836	(4,672,377)	(7,204,914)	6,704,752
Net assets at beginning of year	48,319,835	764,774	56,675,820	7,468,426	15,025,889
Net assets at end of year	$47,392,735	$1,284,077	$58,043,878	$658,641	$23,585,411

Accumulation unit activity
Units outstanding at beginning of year	47,210,218	674,611	27,649,505	8,131,314	8,419,345
Contract purchase payments	7,342,785	182,052	1,152,070	238,952	492,827
Net transfers(1)	4,271,709	216,737	(470,875)	(7,600,329)	4,194,140
Transfers for policy loans	620,508	(5,449)	(254,951)	(2,840)	(104,858)
Policy charges	(5,501,609)	(43,556)	(922,188)	(116,117)	(365,987)
Contract terminations:
Surrender benefits	(6,740,990)	(9,914)	(1,621,348)	(122,656)	(543,464)
Death benefits	(561,496)	—	(15,298)	—	(11,551)
Units outstanding at end of year	46,641,125	1,014,481	25,516,915	528,324	12,080,452

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	75

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
Operations
Investment income (loss) — net	$10,282	$1,000,673	$—	$(317,142)	$(404,267)
Net realized gain (loss) on sales of investments	499	(149,661)	21,836	3,702,167	2,127,046
Distributions from capital gains	407	60,504	—	—	—
Net change in unrealized appreciation or depreciation of investments	10,750	2,887,401	(4,536)	(3,246,246)	5,392,441
Net increase (decrease) in net assets resulting from operations	21,938	3,798,917	17,300	138,779	7,115,220

Contract transactions
Contract purchase payments	110,396	5,900,116	255,937	2,176,819	3,486,999
Net transfers(1)	302,302	359,143	(132,609)	(4,930,298)	5,101,915
Transfers for policy loans	(4,485)	(610,484)	154	(583,158)	(427,780)
Policy charges	(31,646)	(5,031,829)	(63,727)	(1,598,517)	(1,915,078)
Contract terminations:
Surrender benefits	(1,166)	(5,690,420)	(13,774)	(2,878,235)	(3,808,484)
Death benefits	—	(287,675)	—	—	(140)
Increase (decrease) from contract transactions	375,401	(5,361,149)	45,981	(7,813,389)	2,437,432
Net assets at beginning of year	362,318	98,135,271	1,330,135	56,942,823	65,862,615
Net assets at end of year	$759,657	$96,573,039	$1,393,416	$49,268,213	$75,415,267

Accumulation unit activity
Units outstanding at beginning of year	347,236	63,913,499	814,901	36,404,589	33,129,500
Contract purchase payments	101,431	3,561,911	161,533	1,470,528	1,821,471
Net transfers(1)	282,728	577,610	(83,074)	(4,267,404)	2,472,661
Transfers for policy loans	(4,137)	(373,684)	210	(572,133)	(247,000)
Policy charges	(29,053)	(3,039,605)	(40,191)	(1,073,767)	(980,559)
Contract terminations:
Surrender benefits	(1,057)	(3,575,081)	(8,334)	(1,846,543)	(1,854,409)
Death benefits	—	(194,343)	—	—	(48)
Units outstanding at end of year	697,148	60,870,307	845,045	30,115,270	34,341,616

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
Operations
Investment income (loss) — net	$80,278	$1,415	$—	$(88,354)	$—
Net realized gain (loss) on sales of investments	(31,037)	1,261	(9,860)	736,803	9,565
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	78,247	(705)	7,821	(458,098)	133,510
Net increase (decrease) in net assets resulting from operations	127,488	1,971	(2,039)	190,351	143,075

Contract transactions
Contract purchase payments	99,165	15,497	85,267	772,723	231,618
Net transfers(1)	1,948,552	33,074	(227,587)	(1,455,431)	34,192
Transfers for policy loans	(64,317)	—	(1,031)	(91,254)	(723)
Policy charges	(45,860)	(7,477)	(28,643)	(493,592)	(57,906)
Contract terminations:
Surrender benefits	(643,318)	—	(72,344)	(801,040)	(46,275)
Death benefits	—	—	—	(21,735)	—
Increase (decrease) from contract transactions	1,294,222	41,094	(244,338)	(2,090,329)	160,906
Net assets at beginning of year	1,840,699	52,815	759,599	15,978,454	919,274
Net assets at end of year	$3,262,409	$95,880	$513,222	$14,078,476	$1,223,255

Accumulation unit activity
Units outstanding at beginning of year	1,985,697	50,449	511,007	6,587,021	587,262
Contract purchase payments	101,111	14,174	58,512	335,443	143,567
Net transfers(1)	2,064,376	31,226	(156,096)	(667,772)	18,672
Transfers for policy loans	(66,750)	—	(679)	(41,587)	(411)
Policy charges	(47,961)	(6,745)	(19,581)	(209,436)	(35,951)
Contract terminations:
Surrender benefits	(671,330)	—	(54,767)	(335,772)	(26,753)
Death benefits	—	—	—	(10,282)	—
Units outstanding at end of year	3,365,143	89,104	338,396	5,657,615	686,386

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	77

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
Operations
Investment income (loss) — net	$(100,950)	$13,058	$499,866	$—	$(65,379)
Net realized gain (loss) on sales of investments	611,468	(42,424)	1,705,813	7,653	437,037
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,185,992	(33,968)	(7,331,966)	143,048	1,346,540
Net increase (decrease) in net assets resulting from operations	1,696,510	(63,334)	(5,126,287)	150,701	1,718,198

Contract transactions
Contract purchase payments	673,317	162,501	3,965,175	142,751	386,133
Net transfers(1)	(688,207)	(164,697)	(2,752,590)	(34,247)	(841,897)
Transfers for policy loans	(59,313)	(4,562)	(146,651)	(1,420)	(83,958)
Policy charges	(327,487)	(31,219)	(3,884,143)	(34,474)	(227,451)
Contract terminations:
Surrender benefits	(525,574)	(39,891)	(3,557,532)	(524)	(348,365)
Death benefits	—	—	(27,866)	—	—
Increase (decrease) from contract transactions	(927,264)	(77,868)	(6,403,607)	72,086	(1,115,538)
Net assets at beginning of year	14,283,532	1,006,036	75,374,139	716,155	10,114,621
Net assets at end of year	$15,052,778	$864,834	$63,844,245	$938,942	$10,717,281

Accumulation unit activity
Units outstanding at beginning of year	6,935,229	788,646	60,009,657	460,361	4,990,072
Contract purchase payments	329,273	136,855	3,422,888	87,889	199,314
Net transfers(1)	(348,376)	(138,086)	(2,299,695)	(21,091)	(429,118)
Transfers for policy loans	(22,949)	(3,815)	(141,241)	(808)	(34,485)
Policy charges	(157,396)	(26,223)	(3,491,913)	(21,373)	(111,238)
Contract terminations:
Surrender benefits	(237,968)	(34,056)	(3,045,823)	(459)	(161,698)
Death benefits	—	—	(27,615)	—	—
Units outstanding at end of year	6,497,813	723,321	54,426,258	504,519	4,452,847

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
Operations
Investment income (loss) — net	$—	$(96,342)	$48,330	$—	$4,006
Net realized gain (loss) on sales of investments	(109)	724,092	(26,859)	3,837	(96)
Distributions from capital gains	—	—	25,654	—	1,140
Net change in unrealized appreciation or depreciation of investments	65,952	1,470,098	(8,191)	85,505	(1,817)
Net increase (decrease) in net assets resulting from operations	65,843	2,097,848	38,934	89,342	3,233

Contract transactions
Contract purchase payments	108,304	684,483	121,699	110,435	48,501
Net transfers(1)	86,258	(346,950)	103,977	(115,689)	72,217
Transfers for policy loans	(1,529)	(116,382)	(69)	(4,105)	(2,706)
Policy charges	(23,071)	(537,087)	(44,470)	(27,805)	(7,903)
Contract terminations:
Surrender benefits	(2,423)	(1,004,975)	(2,216)	37	33
Death benefits	—	(2,019)	—	—	—
Increase (decrease) from contract transactions	167,539	(1,322,930)	178,921	(37,127)	110,142
Net assets at beginning of year	362,268	16,915,523	392,509	544,845	104,759
Net assets at end of year	$595,650	$17,690,441	$610,364	$597,060	$218,134

Accumulation unit activity
Units outstanding at beginning of year	222,354	6,354,084	373,752	397,427	99,580
Contract purchase payments	65,769	255,442	109,948	79,559	45,043
Net transfers(1)	49,772	(131,556)	91,712	(82,787)	67,618
Transfers for policy loans	(845)	(42,744)	(69)	(2,927)	(2,516)
Policy charges	(14,017)	(202,399)	(40,354)	(20,033)	(7,339)
Contract terminations:
Surrender benefits	(1,394)	(357,800)	(2,005)	(6)	—
Death benefits	—	(606)	—	—	—
Units outstanding at end of year	321,639	5,874,421	532,984	371,233	202,386

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	79

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
Operations
Investment income (loss) — net	$552,252	$(42,303)	$1,029	$26,785	$—
Net realized gain (loss) on sales of investments	43,153	(1,161,330)	105	(13,206)	(6,102)
Distributions from capital gains	191,822	—	37	—	—
Net change in unrealized appreciation or depreciation of investments	(294,953)	1,911,321	(46)	(72,541)	18,004
Net increase (decrease) in net assets resulting from operations	492,274	707,688	1,125	(58,962)	11,902

Contract transactions
Contract purchase payments	1,604,695	385,127	21,142	99,297	74,927
Net transfers(1)	965,189	(427,734)	39,348	290,930	52,912
Transfers for policy loans	(346,218)	46,931	761	(1,314)	(3,443)
Policy charges	(1,395,217)	(179,092)	(6,004)	(15,731)	(10,003)
Contract terminations:
Surrender benefits	(1,683,596)	(345,849)	(147)	(783)	(110)
Death benefits	(95,492)	—	—	—	—
Increase (decrease) from contract transactions	(950,639)	(520,617)	55,100	372,399	114,283
Net assets at beginning of year	24,563,829	6,453,108	51,392	270,632	107,743
Net assets at end of year	$24,105,464	$6,640,179	$107,617	$584,069	$233,928

Accumulation unit activity
Units outstanding at beginning of year	20,295,931	11,699,915	49,708	229,792	105,695
Contract purchase payments	1,284,834	700,176	19,566	85,613	67,670
Net transfers(1)	863,097	(736,285)	36,339	245,175	50,942
Transfers for policy loans	(318,183)	88,043	732	(1,079)	(3,255)
Policy charges	(1,107,917)	(314,719)	(5,594)	(13,544)	(9,291)
Contract terminations:
Surrender benefits	(1,328,196)	(539,731)	(99)	(673)	(98)
Death benefits	(81,420)	—	—	—	—
Units outstanding at end of year	19,608,146	10,897,399	100,652	545,284	211,663

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
Operations
Investment income (loss) — net	$(74,257)	$18,774	$13,978	$52,779	$1,699
Net realized gain (loss) on sales of investments	(806,508)	(42,413)	(28,003)	(26,872)	(4,302)
Distributions from capital gains	—	72,071	2,273	—	—
Net change in unrealized appreciation or depreciation of investments	1,721,180	2,623	57,039	30,144	7,850
Net increase (decrease) in net assets resulting from operations	840,415	51,055	45,287	56,051	5,247

Contract transactions
Contract purchase payments	499,114	273,746	135,065	102,458	37,561
Net transfers(1)	602,739	(82,420)	(78,519)	141,520	105,231
Transfers for policy loans	(15,984)	(7,182)	342	(5,260)	(16,724)
Policy charges	(359,453)	(53,329)	(19,246)	(20,850)	(4,382)
Contract terminations:
Surrender benefits	(891,084)	(11,707)	(5,896)	(11,503)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(164,668)	119,108	31,746	206,365	121,686
Net assets at beginning of year	10,811,213	1,161,145	558,998	502,931	119,458
Net assets at end of year	$11,486,960	$1,331,308	$636,031	$765,347	$246,391

Accumulation unit activity
Units outstanding at beginning of year	8,421,067	920,204	493,916	478,669	120,706
Contract purchase payments	368,892	209,616	121,246	92,450	37,363
Net transfers(1)	453,007	(68,662)	(73,074)	123,092	102,723
Transfers for policy loans	(11,276)	(4,997)	312	(4,679)	(16,717)
Policy charges	(264,964)	(40,928)	(17,294)	(18,845)	(4,377)
Contract terminations:
Surrender benefits	(669,607)	(8,123)	(5,116)	(10,219)	—
Death benefits	—	—	—	—	—
Units outstanding at end of year	8,297,119	1,007,110	519,990	660,468	239,698

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	81

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$—	$(36,137)	$—
Net realized gain (loss) on sales of investments	3,226	3,914	4,681	272,880	7,126
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	2,763	(5,634)	9,046	244,965	89,625
Net increase (decrease) in net assets resulting from operations	5,989	(1,720)	13,727	481,708	96,751

Contract transactions
Contract purchase payments	68,487	60,418	31,723	299,302	169,067
Net transfers(1)	108,133	(19,717)	421	(316,395)	338,881
Transfers for policy loans	(2,353)	(1,215)	(144)	(10,140)	(27,745)
Policy charges	(8,513)	(8,040)	(5,319)	(148,317)	(27,445)
Contract terminations:
Surrender benefits	(12,182)	(1,503)	(142)	(327,316)	(1,171)
Death benefits	—	—	—	(822)	—
Increase (decrease) from contract transactions	153,572	29,943	26,539	(503,688)	451,587
Net assets at beginning of year	97,008	143,448	78,794	5,641,494	499,398
Net assets at end of year	$256,569	$171,671	$119,060	$5,619,514	$1,047,736

Accumulation unit activity
Units outstanding at beginning of year	60,641	89,901	54,007	3,491,856	327,221
Contract purchase payments	40,750	39,333	21,338	186,288	104,703
Net transfers(1)	64,500	(11,811)	2,887	(203,026)	206,551
Transfers for policy loans	(1,400)	(781)	(122)	(12,890)	(17,124)
Policy charges	(5,237)	(5,244)	(3,525)	(94,198)	(16,975)
Contract terminations:
Surrender benefits	(7,335)	(945)	(92)	(180,671)	(723)
Death benefits	—	—	—	(317)	—
Units outstanding at end of year	151,919	110,453	74,493	3,187,042	603,653

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
Operations
Investment income (loss) — net	$—	$11,249	$5,546	$—	$650
Net realized gain (loss) on sales of investments	2,295	(28,868)	(9,131)	202	60
Distributions from capital gains	—	9,837	—	—	281
Net change in unrealized appreciation or depreciation of investments	2,467	(31,987)	(6,945)	33,641	(237)
Net increase (decrease) in net assets resulting from operations	4,762	(39,769)	(10,530)	33,843	754

Contract transactions
Contract purchase payments	40,454	241,074	72,167	52,039	16,602
Net transfers(1)	(34,211)	73,689	50,303	21,311	18,650
Transfers for policy loans	2,862	(16,220)	(3,904)	(2,092)	(989)
Policy charges	(11,138)	(42,298)	(13,612)	(11,610)	(2,442)
Contract terminations:
Surrender benefits	(111)	(8,485)	(151)	(1,732)	(131)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(2,144)	247,760	104,803	57,916	31,690
Net assets at beginning of year	210,992	946,245	252,660	208,114	40,790
Net assets at end of year	$213,610	$1,154,236	$346,933	$299,873	$73,234

Accumulation unit activity
Units outstanding at beginning of year	141,127	771,730	204,820	159,159	39,879
Contract purchase payments	26,834	201,605	61,177	37,754	15,692
Net transfers(1)	(24,052)	59,612	40,341	15,365	17,886
Transfers for policy loans	2,220	(13,392)	(3,260)	(1,542)	(936)
Policy charges	(7,429)	(35,286)	(11,555)	(8,414)	(2,316)
Contract terminations:
Surrender benefits	(71)	(7,124)	(126)	(1,270)	(126)
Death benefits	—	—	—	—	—
Units outstanding at end of year	138,629	977,145	291,397	201,052	70,079

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	83

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
Operations
Investment income (loss) — net	$—	$(59,625)	$593	$—	$16,108
Net realized gain (loss) on sales of investments	9,414	119,510	(67)	(1,814)	(18,457)
Distributions from capital gains	—	—	343	—	—
Net change in unrealized appreciation or depreciation of investments	171,665	1,662,324	(375)	19,386	50,997
Net increase (decrease) in net assets resulting from operations	181,079	1,722,209	494	17,572	48,648

Contract transactions
Contract purchase payments	136,919	407,490	20,429	136,448	97,926
Net transfers(1)	639,673	6,348,948	13,795	(20,168)	176,683
Transfers for policy loans	(28,624)	(26,950)	(367)	(17,360)	(20,885)
Policy charges	(18,736)	(174,369)	(3,937)	(24,340)	(26,166)
Contract terminations:
Surrender benefits	(7,049)	(434,853)	—	(4,784)	(45,104)
Death benefits	—	(4,495)	—	—	—
Increase (decrease) from contract transactions	722,183	6,115,771	29,920	69,796	182,454
Net assets at beginning of year	636,812	5,666,828	69,620	486,747	1,079,101
Net assets at end of year	$1,540,074	$13,504,808	$100,034	$574,115	$1,310,203

Accumulation unit activity
Units outstanding at beginning of year	402,494	2,511,001	69,152	353,089	1,157,264
Contract purchase payments	77,613	171,030	20,095	99,776	97,787
Net transfers(1)	359,184	2,552,625	13,571	(16,431)	185,567
Transfers for policy loans	(16,483)	(10,067)	(359)	(12,486)	(21,496)
Policy charges	(10,891)	(72,230)	(3,872)	(17,799)	(26,697)
Contract terminations:
Surrender benefits	(4,082)	(181,319)	—	(3,476)	(47,207)
Death benefits	—	(1,953)	—	—	—
Units outstanding at end of year	807,835	4,969,087	98,587	402,673	1,345,218

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
Operations
Investment income (loss) — net	$630,644	$(17,661)	$507,947	$293,408	$(174,374)
Net realized gain (loss) on sales of investments	(183,185)	1,801,817	1,346,927	176,910	798,395
Distributions from capital gains	—	7,053,194	2,956,367	1,792,726	6,369,574
Net change in unrealized appreciation or depreciation of investments	1,304,650	(3,189,483)	2,194,088	1,923,788	3,784,093
Net increase (decrease) in net assets resulting from operations	1,752,109	5,647,867	7,005,329	4,186,832	10,777,688

Contract transactions
Contract purchase payments	822,396	4,170,589	1,697,772	1,601,512	3,295,540
Net transfers(1)	(5,677)	(6,490,817)	(1,669,399)	(1,099,717)	(6,463,869)
Transfers for policy loans	(296,791)	(660,473)	(360,194)	(276,699)	(583,846)
Policy charges	(572,128)	(2,284,991)	(1,672,062)	(854,014)	(3,361,394)
Contract terminations:
Surrender benefits	(1,428,037)	(4,379,184)	(2,364,567)	(1,668,049)	(6,037,016)
Death benefits	—	(5,053)	(17,968)	—	(41,612)
Increase (decrease) from contract transactions	(1,480,237)	(9,649,929)	(4,386,418)	(2,296,967)	(13,192,197)
Net assets at beginning of year	23,249,669	89,136,957	49,398,581	29,522,499	105,228,406
Net assets at end of year	$23,521,541	$85,134,895	$52,017,492	$31,412,364	$102,813,897

Accumulation unit activity
Units outstanding at beginning of year	17,113,811	46,977,752	21,530,397	19,139,210	35,534,041
Contract purchase payments	595,003	2,377,246	724,180	999,514	1,097,366
Net transfers(1)	(133,678)	(3,469,128)	(874,764)	(649,580)	(1,973,110)
Transfers for policy loans	(219,670)	(348,155)	(147,586)	(155,088)	(198,335)
Policy charges	(413,105)	(1,251,253)	(744,592)	(534,208)	(1,085,828)
Contract terminations:
Surrender benefits	(983,319)	(2,229,533)	(983,263)	(1,049,783)	(1,994,328)
Death benefits	—	(1,861)	(6,883)	—	(13,023)
Units outstanding at end of year	15,959,042	42,055,068	19,497,489	17,750,065	31,366,783

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	85

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
Operations
Investment income (loss) — net	$(201,351)	$122,927	$82,975	$15,165	$285,496
Net realized gain (loss) on sales of investments	(342,363)	219,440	(33,694)	(508)	(166,357)
Distributions from capital gains	4,357,012	28,184	22,913	—	—
Net change in unrealized appreciation or depreciation of investments	3,666,034	(1,413,830)	(905,633)	10,527	(80,214)
Net increase (decrease) in net assets resulting from operations	7,479,332	(1,043,279)	(833,439)	25,184	38,925

Contract transactions
Contract purchase payments	4,093,248	750,367	922,575	73,877	2,568,863
Net transfers(1)	(2,258,362)	(1,200,244)	(546,080)	91,711	(969,294)
Transfers for policy loans	(770,146)	(58,267)	(168,912)	808	(250,850)
Policy charges	(1,958,157)	(593,291)	(385,342)	(20,309)	(1,624,790)
Contract terminations:
Surrender benefits	(3,570,852)	(913,988)	(796,048)	(276)	(2,497,986)
Death benefits	(22,898)	(5,008)	(568)	—	(23,586)
Increase (decrease) from contract transactions	(4,487,167)	(2,020,431)	(974,375)	145,811	(2,797,643)
Net assets at beginning of year	70,262,713	18,907,416	14,579,180	282,295	49,205,564
Net assets at end of year	$73,254,878	$15,843,706	$12,771,366	$453,290	$46,446,846

Accumulation unit activity
Units outstanding at beginning of year	38,232,411	11,247,630	10,115,723	275,023	21,919,210
Contract purchase payments	2,156,980	467,850	668,234	68,139	1,116,954
Net transfers(1)	(851,278)	(775,551)	(323,126)	83,961	(288,532)
Transfers for policy loans	(340,423)	(32,081)	(102,183)	748	(93,697)
Policy charges	(1,043,557)	(391,960)	(279,878)	(18,769)	(698,829)
Contract terminations:
Surrender benefits	(1,915,579)	(575,041)	(579,494)	(266)	(1,071,809)
Death benefits	(10,988)	(2,672)	(470)	—	(9,374)
Units outstanding at end of year	36,227,566	9,938,175	9,498,806	408,836	20,873,923

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$120,328	$261,903	$73,923	$631,691	$1,350
Net realized gain (loss) on sales of investments	(76,012)	122,132	37,952	(328,770)	(9,025)
Distributions from capital gains	—	1,608,345	5,169,956	46,897	—
Net change in unrealized appreciation or depreciation of investments	310,493	862,055	3,901,519	10,071,187	8,588
Net increase (decrease) in net assets resulting from operations	354,809	2,854,435	9,183,350	10,421,005	913

Contract transactions
Contract purchase payments	203,107	1,179,107	1,664,663	3,895,549	47,794
Net transfers(1)	247,240	(952,503)	756,672	(6,558,652)	276,858
Transfers for policy loans	1,150	(399,276)	(251,634)	(730,091)	(7,566)
Policy charges	(95,632)	(622,555)	(1,097,533)	(2,873,696)	(15,548)
Contract terminations:
Surrender benefits	(148,014)	(1,374,194)	(2,067,814)	(5,371,570)	(12,356)
Death benefits	—	—	(25,148)	(38,133)	—
Increase (decrease) from contract transactions	207,851	(2,169,421)	(1,020,794)	(11,676,593)	289,182
Net assets at beginning of year	2,713,034	20,189,498	32,366,766	90,611,662	654,702
Net assets at end of year	$3,275,694	$20,874,512	$40,529,322	$89,356,074	$944,797

Accumulation unit activity
Units outstanding at beginning of year	3,020,323	10,835,165	12,473,549	32,228,326	715,457
Contract purchase payments	204,393	629,579	612,891	1,327,651	52,838
Net transfers(1)	240,585	(500,387)	359,057	(2,032,652)	307,186
Transfers for policy loans	1,231	(208,046)	(88,557)	(240,008)	(8,377)
Policy charges	(101,116)	(325,772)	(383,004)	(960,295)	(17,155)
Contract terminations:
Surrender benefits	(156,296)	(718,044)	(701,456)	(1,898,027)	(13,618)
Death benefits	—	—	(6,557)	(11,004)	—
Units outstanding at end of year	3,209,120	9,712,495	12,265,923	28,413,991	1,036,331

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	87

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
Operations
Investment income (loss) — net	$31,274	$287,826	$(52,973)	$(55,850)	$(11,651)
Net realized gain (loss) on sales of investments	(19,829)	1,024,196	390,154	198,556	(66,818)
Distributions from capital gains	143,082	1,480,158	836,790	848,231	—
Net change in unrealized appreciation or depreciation of investments	907,659	1,223,944	(1,044,570)	(897,516)	346,181
Net increase (decrease) in net assets resulting from operations	1,062,186	4,016,124	129,401	93,421	267,712

Contract transactions
Contract purchase payments	197,218	1,685,913	370,313	539,528	259,355
Net transfers(1)	(176,597)	(1,232,901)	(514,476)	(326,350)	1,913,211
Transfers for policy loans	(50,410)	(351,561)	(35,892)	(57,194)	(10,246)
Policy charges	(161,498)	(1,257,865)	(373,146)	(278,368)	(70,625)
Contract terminations:
Surrender benefits	(234,645)	(2,410,176)	(453,971)	(535,667)	(139,247)
Death benefits	(1,818)	(1,095)	(3,908)	(11,653)	—
Increase (decrease) from contract transactions	(427,750)	(3,567,685)	(1,011,080)	(669,704)	1,952,448
Net assets at beginning of year	5,129,106	42,920,541	10,392,552	9,885,924	2,384,590
Net assets at end of year	$5,763,542	$43,368,980	$9,510,873	$9,309,641	$4,604,750

Accumulation unit activity
Units outstanding at beginning of year	1,852,443	20,819,443	6,817,607	6,514,044	2,493,866
Contract purchase payments	69,038	825,853	249,676	368,371	244,333
Net transfers(1)	(68,335)	(757,611)	(344,909)	(240,366)	1,824,243
Transfers for policy loans	(15,894)	(156,753)	(24,861)	(39,907)	(9,608)
Policy charges	(57,152)	(614,702)	(252,195)	(189,161)	(67,858)
Contract terminations:
Surrender benefits	(79,242)	(1,076,827)	(309,045)	(359,571)	(142,971)
Death benefits	(592)	(445)	(2,655)	(7,440)	—
Units outstanding at end of year	1,700,266	19,038,958	6,133,618	6,045,970	4,342,005

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
Operations
Investment income (loss) — net	$53,976	$44,366	$136,121	$135,369	$(53,917)
Net realized gain (loss) on sales of investments	342,156	3,257,617	322,837	250,044	128,072
Distributions from capital gains	664,149	7,332,319	—	—	1,022,493
Net change in unrealized appreciation or depreciation of investments	224,495	(782,764)	1,658,328	(728,285)	(969,095)
Net increase (decrease) in net assets resulting from operations	1,284,776	9,851,538	2,117,286	(342,872)	127,553

Contract transactions
Contract purchase payments	361,122	5,124,220	696,882	1,099,128	426,811
Net transfers(1)	(1,828,073)	(4,106,028)	9,379,124	594,196	2,888,312
Transfers for policy loans	(6,740)	(322,213)	(232,199)	(93,145)	(73,192)
Policy charges	(198,403)	(5,930,420)	(367,567)	(545,416)	(313,575)
Contract terminations:
Surrender benefits	(356,105)	(6,664,034)	(797,325)	(1,060,271)	(554,526)
Death benefits	(6,688)	(52,380)	—	(8,543)	—
Increase (decrease) from contract transactions	(2,034,887)	(11,950,855)	8,678,915	(14,051)	2,373,830
Net assets at beginning of year	9,628,446	110,617,092	11,424,169	24,087,784	7,406,981
Net assets at end of year	$8,878,335	$108,517,775	$22,220,370	$23,730,861	$9,908,364

Accumulation unit activity
Units outstanding at beginning of year	5,513,397	44,944,607	7,156,654	16,531,999	5,135,310
Contract purchase payments	225,210	2,012,389	412,935	798,810	302,918
Net transfers(1)	(1,037,177)	(1,608,312)	5,450,269	324,870	2,070,171
Transfers for policy loans	10,644	(125,793)	(137,969)	(52,917)	(50,672)
Policy charges	(121,480)	(2,292,883)	(216,421)	(383,893)	(222,806)
Contract terminations:
Surrender benefits	(195,318)	(2,595,928)	(464,304)	(690,378)	(388,878)
Death benefits	(2,553)	(19,245)	—	(4,489)	—
Units outstanding at end of year	4,392,723	40,314,835	12,201,164	16,524,002	6,846,043

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	89

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
Operations
Investment income (loss) — net	$(55,246)	$86	$(65,073)	$10,985	$3,024
Net realized gain (loss) on sales of investments	20,537	(371,812)	316,787	273	(1,703)
Distributions from capital gains	356,344	—	1,015,931	—	6,052
Net change in unrealized appreciation or depreciation of investments	(551,848)	274,655	82,960	(8,643)	431
Net increase (decrease) in net assets resulting from operations	(230,213)	(97,071)	1,350,605	2,615	7,804

Contract transactions
Contract purchase payments	454,418	215,095	383,955	82,463	68,596
Net transfers(1)	(1,774,155)	(697,469)	937,535	268,681	15,255
Transfers for policy loans	(94,232)	(36,149)	570	(13,234)	(149)
Policy charges	(257,925)	(91,851)	(353,132)	(8,134)	(18,676)
Contract terminations:
Surrender benefits	(418,849)	(158,311)	(577,481)	(273)	(20,553)
Death benefits	(74)	—	(783)	—	—
Increase (decrease) from contract transactions	(2,090,817)	(768,685)	390,664	329,503	44,473
Net assets at beginning of year	10,010,049	2,956,297	11,735,126	162,139	212,889
Net assets at end of year	$7,689,019	$2,090,541	$13,476,395	$494,257	$265,166

Accumulation unit activity
Units outstanding at beginning of year	4,675,953	3,334,939	4,708,050	153,825	177,157
Contract purchase payments	240,177	240,729	148,073	75,379	56,265
Net transfers(1)	(982,757)	(821,185)	378,697	249,194	12,351
Transfers for policy loans	(39,350)	(42,648)	(2,271)	(11,970)	(117)
Policy charges	(130,986)	(106,203)	(142,417)	(7,458)	(15,365)
Contract terminations:
Surrender benefits	(210,039)	(187,064)	(240,467)	(246)	(15,948)
Death benefits	(25)	—	(230)	—	—
Units outstanding at end of year	3,552,973	2,418,568	4,849,435	458,724	214,343

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
Operations
Investment income (loss) — net	$(82,324)	$1,321,132	$(25,998)	$(8,587)	$(68,023)
Net realized gain (loss) on sales of investments	500,534	(2,603,218)	87,839	(21,710)	(320,256)
Distributions from capital gains	569,897	1,052,997	616,023	6,108	3,486,252
Net change in unrealized appreciation or depreciation of investments	981,125	(2,516,177)	(731,484)	85,394	(1,579,198)
Net increase (decrease) in net assets resulting from operations	1,969,232	(2,745,266)	(53,620)	61,205	1,518,775

Contract transactions
Contract purchase payments	679,493	2,220,519	439,301	112,663	1,207,191
Net transfers(1)	(124,005)	(2,068,895)	(427,812)	107,164	(1,116,448)
Transfers for policy loans	(149,546)	(125,001)	(38,234)	(9,627)	(23,792)
Policy charges	(420,973)	(1,202,007)	(247,838)	(13,286)	(813,696)
Contract terminations:
Surrender benefits	(809,670)	(1,655,554)	(534,888)	(716,734)	(1,250,531)
Death benefits	(415)	(6,566)	(943)	—	—
Increase (decrease) from contract transactions	(825,116)	(2,837,504)	(810,414)	(519,820)	(1,997,276)
Net assets at beginning of year	15,265,742	37,182,652	10,592,464	2,072,399	30,623,451
Net assets at end of year	$16,409,858	$31,599,882	$9,728,430	$1,613,784	$30,144,950

Accumulation unit activity
Units outstanding at beginning of year	9,428,024	26,524,434	5,636,266	2,094,728	31,276,621
Contract purchase payments	448,153	1,781,720	250,912	108,468	1,197,386
Net transfers(1)	(71,584)	(1,737,686)	(258,707)	117,201	(1,154,694)
Transfers for policy loans	(90,178)	(83,442)	(22,542)	(9,594)	(24,407)
Policy charges	(253,589)	(953,941)	(138,013)	(13,074)	(806,753)
Contract terminations:
Surrender benefits	(502,045)	(1,297,868)	(306,675)	(710,508)	(1,228,239)
Death benefits	(109)	(4,615)	(342)	—	—
Units outstanding at end of year	8,958,672	24,228,602	5,160,899	1,587,221	29,259,914

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	91

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$(111,066)	$689,514	$74,992	$(37,059)	$549
Net realized gain (loss) on sales of investments	(227,526)	(311,226)	387,792	(432,436)	(289)
Distributions from capital gains	932,627	531,994	—	288,846	4,038
Net change in unrealized appreciation or depreciation of investments	912,453	1,281,085	(180,290)	(445,918)	4,792
Net increase (decrease) in net assets resulting from operations	1,506,488	2,191,367	282,494	(626,567)	9,090

Contract transactions
Contract purchase payments	823,290	1,328,863	462,843	361,400	35,394
Net transfers(1)	(1,180,201)	(846,998)	(1,599,990)	(823,784)	30,473
Transfers for policy loans	(26,241)	(103,076)	(64,483)	25,480	(129)
Policy charges	(598,067)	(720,228)	(253,289)	(191,670)	(10,472)
Contract terminations:
Surrender benefits	(1,114,855)	(1,160,107)	(519,395)	(252,236)	(350)
Death benefits	(14,410)	(865)	—	—	—
Increase (decrease) from contract transactions	(2,110,484)	(1,502,411)	(1,974,314)	(880,810)	54,916
Net assets at beginning of year	20,554,707	22,084,518	11,927,432	6,997,037	68,543
Net assets at end of year	$19,950,711	$22,773,474	$10,235,612	$5,489,660	$132,549

Accumulation unit activity
Units outstanding at beginning of year	8,493,373	9,245,884	8,383,513	3,874,014	44,184
Contract purchase payments	348,406	578,782	343,405	235,906	22,160
Net transfers(1)	(627,751)	(421,673)	(1,219,512)	(471,632)	18,474
Transfers for policy loans	(3,219)	(28,835)	(63,447)	10,308	(79)
Policy charges	(253,702)	(276,290)	(182,558)	(120,591)	(6,594)
Contract terminations:
Surrender benefits	(476,747)	(454,167)	(286,235)	(140,531)	(216)
Death benefits	(4,310)	(230)	—	—	—
Units outstanding at end of year	7,476,050	8,643,471	6,975,166	3,387,474	77,929

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
Operations
Investment income (loss) — net	$(3,235)	$17,692	$1,710,411	$(65,298)	$304,840
Net realized gain (loss) on sales of investments	(13,045)	(119,372)	(578,679)	(142,236)	(571,312)
Distributions from capital gains	2,139	1,012,233	—	609,505	—
Net change in unrealized appreciation or depreciation of investments	9,967	(1,092,047)	1,242,935	2,213,705	2,168,708
Net increase (decrease) in net assets resulting from operations	(4,174)	(181,494)	2,374,667	2,615,676	1,902,236

Contract transactions
Contract purchase payments	10,780	929,699	1,960,535	851,737	899,068
Net transfers(1)	1,166	(916,297)	(3,237,771)	1,282,270	(2,028,400)
Transfers for policy loans	(27,692)	(235,561)	(863,515)	(188,750)	36,207
Policy charges	(12,304)	(375,415)	(1,459,537)	(337,660)	(500,604)
Contract terminations:
Surrender benefits	(48,373)	(754,165)	(2,937,386)	(646,104)	(1,375,038)
Death benefits	—	(581)	(1,160)	(227)	(101)
Increase (decrease) from contract transactions	(76,423)	(1,352,320)	(6,538,834)	961,266	(2,968,868)
Net assets at beginning of year	478,298	16,292,765	45,706,804	15,264,622	17,568,695
Net assets at end of year	$397,701	$14,758,951	$41,542,637	$18,841,564	$16,502,063

Accumulation unit activity
Units outstanding at beginning of year	513,659	8,416,755	32,054,866	6,893,972	13,718,582
Contract purchase payments	11,685	544,402	1,351,520	417,128	667,202
Net transfers(1)	4,176	(464,304)	(2,189,209)	616,262	(1,541,507)
Transfers for policy loans	(30,103)	(140,450)	(595,651)	(93,677)	27,651
Policy charges	(13,460)	(210,903)	(994,349)	(158,035)	(365,579)
Contract terminations:
Surrender benefits	(52,773)	(394,538)	(1,987,553)	(266,800)	(1,141,703)
Death benefits	—	(240)	(766)	(68)	(86)
Units outstanding at end of year	433,184	7,750,722	27,638,858	7,408,782	11,364,560

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	93

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
Operations
Investment income (loss) — net	$2,432	$28,708	$(140,723)	$439,921	$124,183
Net realized gain (loss) on sales of investments	(1,740)	(4,853)	(408,847)	(122,929)	(81,898)
Distributions from capital gains	—	—	2,718,305	—	—
Net change in unrealized appreciation or depreciation of investments	2,898	7,706	(5,061,987)	733,140	(187,344)
Net increase (decrease) in net assets resulting from operations	3,590	31,561	(2,893,252)	1,050,132	(145,059)

Contract transactions
Contract purchase payments	34,830	77,996	1,173,902	256,778	237,667
Net transfers(1)	(27,593)	1,014,555	(5,029,962)	(318,014)	55,005
Transfers for policy loans	(918)	(21,569)	(221,893)	(59,905)	(16,526)
Policy charges	(3,909)	(40,214)	(628,867)	(287,037)	(110,405)
Contract terminations:
Surrender benefits	12	(130,178)	(1,089,756)	(301,273)	(160,039)
Death benefits	—	—	(2,667)	(1,480)	—
Increase (decrease) from contract transactions	2,422	900,590	(5,799,243)	(710,931)	5,702
Net assets at beginning of year	92,738	1,239,687	26,288,661	7,480,021	4,770,797
Net assets at end of year	$98,750	$2,171,838	$17,596,166	$7,819,222	$4,631,440

Accumulation unit activity
Units outstanding at beginning of year	93,925	1,218,579	9,324,488	3,778,986	2,896,112
Contract purchase payments	35,429	74,449	460,222	121,736	151,690
Net transfers(1)	(28,200)	987,474	(1,921,846)	(152,811)	42,042
Transfers for policy loans	(942)	(20,606)	(84,444)	(29,542)	(9,492)
Policy charges	(3,970)	(38,500)	(245,565)	(135,240)	(71,664)
Contract terminations:
Surrender benefits	—	(124,835)	(432,496)	(141,510)	(100,275)
Death benefits	—	—	(1,041)	(677)	—
Units outstanding at end of year	96,242	2,096,561	7,099,318	3,440,942	2,908,413

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
Operations
Investment income (loss) — net	$212,920	$34,028	$36,581	$(16,658)	$66,855
Net realized gain (loss) on sales of investments	2,665,363	1,252,724	(397,070)	(83,593)	1,283
Distributions from capital gains	8,370,914	744,261	—	2,512	—
Net change in unrealized appreciation or depreciation of investments	(4,562,750)	(2,038,929)	5,924,803	166,690	3,183,694
Net increase (decrease) in net assets resulting from operations	6,686,447	(7,916)	5,564,314	68,951	3,251,832

Contract transactions
Contract purchase payments	4,170,247	153,077	1,428,576	186,831	1,452,236
Net transfers(1)	3,415,187	(5,973,527)	(2,363,806)	(6,405)	(1,889,330)
Transfers for policy loans	(472,688)	(46,067)	(146,296)	3,450	(135,507)
Policy charges	(4,651,303)	(102,378)	(1,246,903)	(75,289)	(1,301,734)
Contract terminations:
Surrender benefits	(5,346,819)	(233,075)	(1,559,541)	(154,738)	(2,081,357)
Death benefits	(5,668)	(2,247)	(5,933)	—	(3,028)
Increase (decrease) from contract transactions	(2,891,044)	(6,204,217)	(3,893,903)	(46,151)	(3,958,720)
Net assets at beginning of year	92,007,853	7,970,838	32,660,502	2,875,745	31,422,830
Net assets at end of year	$95,803,256	$1,758,705	$34,330,913	$2,898,545	$30,715,942

Accumulation unit activity
Units outstanding at beginning of year	35,708,231	4,259,939	14,317,576	3,042,627	14,735,767
Contract purchase payments	1,613,783	84,479	613,758	198,501	668,031
Net transfers(1)	1,222,107	(3,227,449)	(996,180)	1,434	(856,386)
Transfers for policy loans	(186,678)	(25,100)	(68,917)	3,498	(64,376)
Policy charges	(1,809,945)	(56,930)	(515,521)	(80,698)	(582,479)
Contract terminations:
Surrender benefits	(2,073,080)	(127,219)	(669,773)	(166,396)	(965,744)
Death benefits	(2,387)	(1,183)	(2,739)	—	(1,457)
Units outstanding at end of year	34,472,031	906,537	12,678,204	2,998,966	12,933,356

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	95

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
Operations
Investment income (loss) — net	$(8,646)	$(1,005,524)	$(2,247,629)	$19,521	$(107,632)
Net realized gain (loss) on sales of investments	(8,854)	2,980,093	9,362,106	(64,151)	446,339
Distributions from capital gains	—	—	—	750,610	—
Net change in unrealized appreciation or depreciation of investments	(84,573)	8,129,629	9,102,533	(718,707)	80,763
Net increase (decrease) in net assets resulting from operations	(102,073)	10,104,198	16,217,010	(12,727)	419,470

Contract transactions
Contract purchase payments	367,347	20,395,989	19,382,235	294,459	713,157
Net transfers(1)	1,899,384	(6,457,535)	(17,895,122)	(91,581)	3,421,176
Transfers for policy loans	(12,684)	(1,059,796)	(3,365,917)	(6,807)	(174,846)
Policy charges	(41,936)	(4,462,108)	(6,342,208)	(60,670)	(756,582)
Contract terminations:
Surrender benefits	(117,537)	(6,683,487)	(16,590,506)	(22,142)	(2,679,705)
Death benefits	—	(6,741)	(6,333)	—	—
Increase (decrease) from contract transactions	2,094,574	1,726,322	(24,817,851)	113,259	523,200
Net assets at beginning of year	602,623	181,783,744	331,220,830	1,340,157	15,157,402
Net assets at end of year	$2,595,124	$193,614,264	$322,619,989	$1,440,689	$16,100,072

Accumulation unit activity
Units outstanding at beginning of year	1,044,129	124,746,096	222,488,895	1,072,171	12,778,426
Contract purchase payments	416,576	14,493,153	12,931,393	235,154	585,062
Net transfers(1)	1,778,380	(4,008,977)	(11,850,282)	(75,371)	2,779,436
Transfers for policy loans	(12,588)	(727,644)	(2,321,475)	(5,005)	(153,629)
Policy charges	(44,120)	(3,116,291)	(4,228,245)	(48,271)	(620,993)
Contract terminations:
Surrender benefits	(119,470)	(4,574,579)	(11,208,959)	(17,055)	(2,176,997)
Death benefits	—	(4,320)	(3,995)	—	—
Units outstanding at end of year	3,062,907	126,807,438	205,807,332	1,161,623	13,191,305

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(174,385)	$(8,227)	$(29,290)	$(169,456)	$(158,522)
Net realized gain (loss) on sales of investments	651,576	6,182	(7,097)	(151,032)	1,897
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	148,571	25,276	130,532	1,152,581	846,146
Net increase (decrease) in net assets resulting from operations	625,762	23,231	94,145	832,093	689,521

Contract transactions
Contract purchase payments	1,200,218	238	167,311	2,991,956	1,502,799
Net transfers(1)	2,664,241	1,103,522	1,442,829	(1,844,376)	1,401,896
Transfers for policy loans	(7,971)	(55,445)	(30,714)	(461,302)	(93,272)
Policy charges	(1,108,964)	(48,088)	(144,373)	(532,560)	(689,005)
Contract terminations:
Surrender benefits	(2,234,060)	(39,620)	(85,000)	(2,269,396)	(1,023,423)
Death benefits	(9,475)	(16,018)	—	—	—
Increase (decrease) from contract transactions	503,989	944,589	1,350,053	(2,115,678)	1,098,995
Net assets at beginning of year	22,196,492	633,152	3,244,613	29,670,611	22,774,316
Net assets at end of year	$23,326,243	$1,600,972	$4,688,811	$28,387,026	$24,562,832

Accumulation unit activity
Units outstanding at beginning of year	18,599,807	639,103	3,300,265	30,601,747	23,281,338
Contract purchase payments	982,773	232	169,757	3,079,208	1,517,612
Net transfers(1)	2,197,549	1,090,105	1,440,476	(1,885,794)	1,433,537
Transfers for policy loans	(10,130)	(53,962)	(30,114)	(463,288)	(91,254)
Policy charges	(907,214)	(47,464)	(144,402)	(548,080)	(696,708)
Contract terminations:
Surrender benefits	(1,831,904)	(38,432)	(84,602)	(2,305,855)	(1,029,106)
Death benefits	(7,660)	(15,455)	—	—	—
Units outstanding at end of year	19,023,221	1,574,127	4,651,380	28,477,938	24,415,419

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	97

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
Operations
Investment income (loss) — net	$(2,074,501)	$(4,422,762)	$(2,716,907)	$(7,329,439)	$(364,792)
Net realized gain (loss) on sales of investments	5,281,829	17,594,871	6,653,026	27,633,366	1,375,651
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	9,669,569	10,996,567	18,419,612	25,637,516	606,465
Net increase (decrease) in net assets resulting from operations	12,876,897	24,168,676	22,355,731	45,941,443	1,617,324

Contract transactions
Contract purchase payments	23,950,120	30,297,479	49,702,413	60,155,985	3,769,209
Net transfers(1)	7,033,410	(19,596,479)	(7,323,593)	(50,629,806)	11,037,513
Transfers for policy loans	(607,098)	(2,346,189)	(3,480,896)	(9,089,919)	(631,598)
Policy charges	(12,295,090)	(22,497,498)	(13,877,044)	(25,125,300)	(2,545,348)
Contract terminations:
Surrender benefits	(20,026,539)	(39,285,678)	(18,979,452)	(57,680,372)	(2,152,618)
Death benefits	(40,997)	(243,326)	(159,225)	(130,311)	—
Increase (decrease) from contract transactions	(1,986,194)	(53,671,691)	5,882,203	(82,499,723)	9,477,158
Net assets at beginning of year	325,206,128	647,973,137	468,273,693	1,063,929,091	50,022,860
Net assets at end of year	$336,096,831	$618,470,122	$496,511,627	$1,027,370,811	$61,117,342

Accumulation unit activity
Units outstanding at beginning of year	242,400,448	477,668,801	337,000,595	748,667,118	39,242,016
Contract purchase payments	17,926,770	21,967,461	36,472,262	41,871,522	2,970,817
Net transfers(1)	5,062,391	(14,283,911)	(4,776,500)	(34,722,503)	8,511,191
Transfers for policy loans	(485,545)	(1,762,560)	(2,426,928)	(6,300,571)	(477,616)
Policy charges	(9,063,966)	(16,307,514)	(10,018,085)	(17,429,634)	(1,967,504)
Contract terminations:
Surrender benefits	(14,508,005)	(28,323,134)	(13,293,496)	(40,076,371)	(1,647,982)
Death benefits	(28,939)	(179,218)	(122,392)	(87,604)	—
Units outstanding at end of year	241,303,154	438,779,925	342,835,456	691,921,957	46,630,922

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$(553,267)	$2,707	$—	$—	$(81,780)
Net realized gain (loss) on sales of investments	2,298,323	892	(1,449)	(587)	391,080
Distributions from capital gains	—	241	—	—	—
Net change in unrealized appreciation or depreciation of investments	849,442	(4,017)	7,221	44,219	2,843,098
Net increase (decrease) in net assets resulting from operations	2,594,498	(177)	5,772	43,632	3,152,398

Contract transactions
Contract purchase payments	4,135,061	21,345	16,237	43,448	721,222
Net transfers(1)	11,146,615	130,799	68,406	41,675	(595,600)
Transfers for policy loans	(3,882)	10	—	—	(119,964)
Policy charges	(3,728,547)	(4,680)	(4,732)	(11,294)	(401,470)
Contract terminations:
Surrender benefits	(5,991,483)	—	—	(479)	(748,707)
Death benefits	(97,006)	—	—	—	(126)
Increase (decrease) from contract transactions	5,460,758	147,474	79,911	73,350	(1,144,645)
Net assets at beginning of year	77,811,086	38,843	58,119	121,949	13,539,863
Net assets at end of year	$85,866,342	$186,140	$143,802	$238,931	$15,547,616

Accumulation unit activity
Units outstanding at beginning of year	60,935,555	37,388	43,384	92,694	6,410,715
Contract purchase payments	3,186,463	19,849	12,281	31,283	318,335
Net transfers(1)	8,544,754	122,362	48,770	29,311	(272,351)
Transfers for policy loans	(1,739)	9	—	—	(57,755)
Policy charges	(2,859,323)	(4,351)	(3,529)	(8,053)	(180,701)
Contract terminations:
Surrender benefits	(4,606,921)	—	—	(354)	(345,525)
Death benefits	(74,314)	—	—	—	(50)
Units outstanding at end of year	65,124,475	175,257	100,906	144,881	5,872,668

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	99

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
Operations
Investment income (loss) — net	$434,035	$(548,435)	$22,566	$420,219	$195,148
Net realized gain (loss) on sales of investments	(1,327,788)	(1,595,933)	209,696	(295,073)	263,817
Distributions from capital gains	6,637,608	24,988,822	244,188	1,448,012	1,398,105
Net change in unrealized appreciation or depreciation of investments	(7,339,401)	(11,502,202)	111,528	(1,181,811)	(336,487)
Net increase (decrease) in net assets resulting from operations	(1,595,546)	11,342,252	587,978	391,347	1,520,583

Contract transactions
Contract purchase payments	4,041,015	4,159,777	475,829	858,772	671,730
Net transfers(1)	(3,564,572)	(3,668,881)	2,031,776	(1,993,732)	(893,514)
Transfers for policy loans	(627,764)	(854,145)	(203,464)	(35,949)	(75,655)
Policy charges	(2,360,375)	(2,620,310)	(226,285)	(672,500)	(382,492)
Contract terminations:
Surrender benefits	(4,531,968)	(4,958,960)	(352,925)	(1,182,150)	(600,872)
Death benefits	(36,387)	(61,024)	(146)	—	(368)
Increase (decrease) from contract transactions	(7,080,051)	(8,003,543)	1,724,785	(3,025,559)	(1,281,171)
Net assets at beginning of year	85,634,614	94,274,241	7,840,370	21,579,449	14,034,911
Net assets at end of year	$76,959,017	$97,612,950	$10,153,133	$18,945,237	$14,274,323

Accumulation unit activity
Units outstanding at beginning of year	40,569,148	33,872,475	4,767,145	13,121,515	5,829,827
Contract purchase payments	1,936,536	1,499,944	265,786	541,138	280,449
Net transfers(1)	(1,648,774)	(1,159,254)	1,200,122	(1,262,683)	(324,258)
Transfers for policy loans	(289,390)	(286,465)	(112,968)	(21,979)	(35,258)
Policy charges	(1,123,627)	(933,256)	(128,867)	(423,622)	(156,689)
Contract terminations:
Surrender benefits	(2,140,163)	(1,782,703)	(210,614)	(737,992)	(240,013)
Death benefits	(16,012)	(19,573)	(100)	—	(120)
Units outstanding at end of year	37,287,718	31,191,168	5,780,504	11,216,377	5,353,938

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statements of Changes in Net Assets

Year ended Dec. 31, 2016 (continued)	WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$(82,154)	$4,629
Net realized gain (loss) on sales of investments	(521,875)	(132)
Distributions from capital gains	1,307,158	—
Net change in unrealized appreciation or depreciation of investments	77,164	4,418
Net increase (decrease) in net assets resulting from operations	780,293	8,915

Contract transactions
Contract purchase payments	826,064	17,263
Net transfers(1)	(2,496,395)	30,829
Transfers for policy loans	(72,668)	—
Policy charges	(396,209)	(2,051)
Contract terminations:
Surrender benefits	(781,489)	—
Death benefits	(12,096)	—
Increase (decrease) from contract transactions	(2,932,793)	46,041
Net assets at beginning of year	15,861,252	30,989
Net assets at end of year	$13,708,752	$85,945

Accumulation unit activity
Units outstanding at beginning of year	6,422,363	32,651
Contract purchase payments	393,188	16,667
Net transfers(1)	(1,017,431)	31,169
Transfers for policy loans	(29,344)	—
Policy charges	(174,376)	(1,989)
Contract terminations:
Surrender benefits	(326,780)	—
Death benefits	(3,561)	—
Units outstanding at end of year	5,264,059	78,498

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	101

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life. The following is a list of each variable life insurance product funded through the Account.

RiverSource® Single Premium Variable Life Insurance*

RiverSource Succession Select® Variable Life Insurance

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance

RiverSource® Variable Universal Life Insurance III

RiverSource® Variable Universal Life IV

RiverSource® Variable Universal Life IV – Estate Series

RiverSource® Variable Universal Life 5

RiverSource® Variable Universal Life 5 – Estate Series

RiverSource® Single Premium Variable Life Insurance Policy (RVS SPVL)*

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of Dec. 31, 2017, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Div Abs Return, Cl 2	Columbia Variable Portfolio – Diversified Absolute Return Fund (Class 2)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Bond, Cl 2	Columbia Variable Portfolio – Global Bond Fund (Class 2)
Col VP Global Bond, Cl 3	Columbia Variable Portfolio – Global Bond Fund (Class 3)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)

102	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)
Col VP Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3)
Col VP Mid Cap Val, Cl 2	Columbia Variable Portfolio – Mid Cap Value Fund (Class 2)
Col VP Mid Cap Val, Cl 3	Columbia Variable Portfolio – Mid Cap Value Fund (Class 3)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)(1) (previously Columbia Variable Portfolio – Select International Equity Fund (Class 2))
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3) (previously Columbia Variable Portfolio – Select International Equity Fund (Class 3))
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large-Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 3)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Eq, Cl 2	Columbia Variable Portfolio – U.S. Equities Fund (Class 2)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP AC Div Bond, Cl 2	CTIVPSM – American Century Diversified Bond Fund (Class 2) (previously Variable Portfolio – American Century Diversified Bond Fund (Class 2))
CTIVP AQR Man Fut Strategy, Cl 2	CTIVPSM – AQR Managed Futures Strategy Fund (Class 2) (previously Variable Portfolio – AQR Managed Futures Strategy Fund (Class 2))
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVPSM – BlackRock Global Inflation-Protected Securities Fund (Class 2) (previously Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 2))
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVPSM – BlackRock Global Inflation-Protected Securities Fund (Class 3) (previously Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund (Class 3))
CTIVP CenterSquare Real Est, Cl 2	CTIVPSM – CenterSquare Real Estate Fund (Class 2) (previously Variable Portfolio – CenterSquare Real Estate Fund (Class 2))
CTIVP DFA Intl Val, Cl 2	CTIVPSM – DFA International Value Fund (Class 2) (previously Variable Portfolio – DFA International Value Fund (Class 2))
CTIVP EV Floating Rate Inc, Cl 2	CTIVPSM – Eaton Vance Floating-Rate Income Fund (Class 2)(2) (previously Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2))
CTIVP Lazard Intl Eq Adv, Cl 2	CTIVPSM – Lazard International Equity Advantage Fund (Class 2) (previously Variable Portfolio – Lazard International Equity Advantage Fund (Class 2))
CTIVP Loomis Sayles Gro, Cl 2	CTIVPSM – Loomis Sayles Growth Fund (Class 2) (previously Variable Portfolio – Loomis Sayles Growth Fund (Class 2))
CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVPSM – Los Angeles Capital Large Cap Growth Fund (Class 2) (previously Variable Portfolio – Los Angeles Capital Large Cap Growth Fund (Class 2))
CTIVP MFS Blend Res Core Eq, Cl 2	CTIVPSM – MFS® Blended Research® Core Equity Fund (Class 2) (previously Variable Portfolio – MFS® Blended Research® Core Equity Fund (Class 2))
CTIVP MFS Blend Res Core Eq, Cl 3	CTIVPSM – MFS® Blended Research® Core Equity Fund (Class 3) (previously Variable Portfolio – MFS® Blended Research® Core Equity Fund (Class 3))
CTIVP MFS Val, Cl 2	CTIVPSM – MFS® Value Fund (Class 2) (previously Variable Portfolio – MFS® Value Fund (Class 2))
CTIVP MS Adv, Cl 2	CTIVPSM – Morgan Stanley Advantage Fund (Class 2) (previously Variable Portfolio – Morgan Stanley Advantage Fund (Class 2))
CTIVP Oppen Intl Gro, Cl 2	CTIVPSM – Oppenheimer International Growth Fund (Class 2) (previously Variable Portfolio – Oppenheimer International Growth Fund (Class 2))
CTIVP Pyramis Intl Eq, Cl 2	CTIVPSM – Pyramis® International Equity Fund (Class 2)(4) (previously Variable Portfolio – Pyramis® International Equity Fund (Class 2))

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	103

Division	Fund
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVPSM – T. Rowe Price Large Cap Value Fund (Class 2) (previously Variable Portfolio – T. Rowe Price Large Cap Value Fund (Class 2))
CTIVP TCW Core Plus Bond, Cl 2	CTIVPSM – TCW Core Plus Bond Fund (Class 2) (previously Variable Portfolio – TCW Core Plus Bond Fund (Class 2))
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVPSM – Victory Sycamore Established Value Fund (Class 2) (previously Variable Portfolio – Victory Sycamore Established Value Fund (Class 2))
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVPSM – Victory Sycamore Established Value Fund (Class 3) (previously Variable Portfolio – Victory Sycamore Established Value Fund (Class 3))
CTIVP WF Short Duration Govt, Cl 2	CTIVPSM – Wells Fargo Short Duration Government Fund (Class 2) (previously Variable Portfolio – Wells Fargo Short Duration Government Fund (Class 2))
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVPSM – Westfield Mid Cap Growth Fund (Class 2) (previously Variable Portfolio – Jennison Mid Cap Growth Fund (Class 2))
Deutsche Alt Asset Alloc VIP, Cl B	Deutsche Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI Intl Gro, Ser II	Invesco V.I. International Growth Fund, Series II Shares
Invesco VI Mid Cap Gro, Ser I	Invesco V.I. Mid Cap Growth Fund, Series I Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Ivy VIP Asset Strategy	Ivy VIP Asset Strategy
Janus Henderson Enterprise, Serv	Janus Henderson Enterprise Portfolio: Service Shares (previously Janus Aspen Series Enterprise Portfolio: Service Shares)
Janus Henderson Flex Bond, Serv	Janus Henderson Flexible Bond Portfolio: Service Shares (previously Janus Aspen Series Flexible Bond Portfolio: Service Shares)
Janus Henderson Gbl Alloc Mod, Srv	Janus Henderson Global Allocation Portfolio – Moderate: Service Shares(3) (previously Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares)
Janus Henderson Global Tech, Serv	Janus Henderson Global Technology Portfolio: Service Shares (previously Janus Aspen Series Global Technology Portfolio: Service Shares)
Janus Henderson Overseas, Serv	Janus Henderson Overseas Portfolio: Service Shares (previously Janus Aspen Series Overseas Portfolio: Service Shares)
Janus Henderson Res, Serv	Janus Henderson Research Portfolio: Service Shares (previously Janus Aspen Series Research Portfolio: Service Shares)
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
MS VIF Mid Cap Gro, Cl II	Morgan Stanley VIF Mid Cap Growth Portfolio, Class II Shares
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (previously Neuberger Berman AMT Socially Responsive Portfolio (Class S))

104	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
Oppen Global VA, Serv	Oppenheimer Global Fund/VA, Service Shares
Oppen Global Strategic Inc VA, Srv	Oppenheimer Global Strategic Income Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv	Oppenheimer Main Street Small Cap Fund®/VA, Service Shares
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares (previously Putnam VT Multi-Cap Growth Fund – Class IA Shares)
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares (previously Putnam VT Multi-Cap Growth Fund – Class IB Shares)
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave Val	Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)
VP Col Wanger Intl Eq, Cl 2	Variable Portfolio – Columbia Wanger International Equities Fund (Class 2)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Conservative Fund (Class 2))
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2))
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Growth Fund (Class 2))
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (previously Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2))
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
Wanger Intl	Wanger International
Wanger USA	Wanger USA
WF VT Index Asset Alloc, Cl 2	Wells Fargo VT Index Asset Allocation Fund – Class 2
WF VT Intl Eq, Cl 2	Wells Fargo VT International Equity Fund – Class 2
WF VT Opp, Cl 2	Wells Fargo VT Opportunity Fund – Class 2
WF VT Sm Cap Gro, Cl 2	Wells Fargo VT Small Cap Growth Fund – Class 2
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)

Columbia Variable Portfolio – International Opportunities Fund (Class 2) merged into Columbia Variable Portfolio – Overseas Core Fund (Class 2) (previously Columbia Variable Portfolio – Select International Equity Fund (Class 2)) on April 29, 2016.

(2)	CTIVPSM – Eaton Vance Floating-Rate Income Fund (Class 2) (previously Variable Portfolio – Eaton Vance Floating-Rate Income Fund (Class 2)) liquidated on April 27, 2018.
(3)

Janus Henderson Global Allocation Portfolio – Moderate: Service Shares (previously Janus Aspen Series Global Allocation Portfolio – Moderate: Service Shares) merged into Janus Henderson Balanced Portfolio: Service Shares on April 27, 2018.

(4)	Effective May 21, 2018, CTIVPSM – Pyramis® International Equity Fund (Class 2) was renamed to CTIVPSM – AQR International Core Equity Fund (Class 2).

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as the issuer of the variable life insurance policies.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	105

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended Dec. 31, 2017.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45%, 0.50% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

RiverSource Life also deducts a daily minimum death benefit guarantee risk charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount offered by the RVS SPVL product. This charge compensates RiverSource Life for the risk it assumes by providing a guaranteed minimum death benefit.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee may be deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing

106	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

Additional information can be found in the applicable product’s prospectus.

5.  SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the product’s prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates. Additional details about these asset based charges can be found in the respective Fund’s annual report or prospectus.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement(1)	Columbia Management Investment Services Corp.
Transfer and Dividend Disbursing Agent Agreement(2)	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

(1)	Effective July 1, 2017.
(2)	Eliminated effective July 1, 2017.

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2017 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$284,280
AB VPS Gro & Inc, Cl B	8,705,887
AB VPS Intl Val, Cl B	15,087,434
AB VPS Lg Cap Gro, Cl B	11,093,509
ALPS Alerian Engy Infr, Class III	3,861,827
AC VP Intl, Cl I	720,813
AC VP Intl, Cl II	3,650,124
AC VP Val, Cl I	3,265,638
AC VP Val, Cl II	11,947,277
BlackRock Global Alloc, Cl III	6,372,534
Calvert VP SRI Bal, Cl I	1,910,841
Col VP Bal, Cl 3	18,727,807
Col VP Commodity Strategy, Cl 2	24,349
Col VP Contrarian Core, Cl 2	1,092,754
Col VP Disciplined Core, Cl 2	223,945
Col VP Disciplined Core, Cl 3	4,083,559
Col VP Div Abs Return, Cl 2	13,218
Col VP Divd Opp, Cl 2	545,228
Col VP Divd Opp, Cl 3	38,807,147
Col VP Emerg Mkts Bond, Cl 2	187,268
Col VP Emer Mkts, Cl 2	2,402,155
Col VP Emer Mkts, Cl 3	14,233,143
Col VP Global Bond, Cl 2	59,859
Col VP Global Bond, Cl 3	3,930,636
Col VP Govt Money Mkt, Cl 2	7,448,074

Division	Purchases
Col VP Govt Money Mkt, Cl 3	$16,170,483
Col VP Hi Yield Bond, Cl 2	467,076
Col VP Hi Yield Bond, Cl 3	13,935,191
Col VP Inc Opp, Cl 2	310,329
Col VP Inc Opp, Cl 3	7,842,757
Col VP Inter Bond, Cl 2	322,347
Col VP Inter Bond, Cl 3	20,302,665
Col VP Lg Cap Gro, Cl 2	625,316
Col VP Lg Cap Gro, Cl 3	11,225,006
Col VP Lg Cap Index, Cl 3	22,993,693
Col VP Limited Duration Cr, Cl 2	2,466,698
Col VP Long Govt/Cr Bond, Cl 2	36,900
Col VP Mid Cap Gro, Cl 2	345,452
Col VP Mid Cap Gro, Cl 3	3,080,059
Col VP Mid Cap Val, Cl 2	376,141
Col VP Mid Cap Val, Cl 3	6,746,082
Col VP Overseas Core, Cl 2	343,011
Col VP Overseas Core, Cl 3	5,460,342
Col VP Select Lg Cap Val, Cl 2	438,236
Col VP Select Lg Cap Val, Cl 3	5,269,222
Col VP Select Sm Cap Val, Cl 2	200,851
Col VP Select Sm Cap Val, Cl 3	2,254,389
Col VP Strategic Inc, Cl 2	734,899
Col VP US Eq, Cl 2	187,975
Col VP US Govt Mtge, Cl 2	89,527

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	107

Division	Purchases
Col VP US Govt Mtge, Cl 3	$6,428,967
CS Commodity Return	2,424,658
CTIVP AC Div Bond, Cl 2	37,294
CTIVP AQR Man Fut Strategy, Cl 2	81,053
CTIVP BR Gl Infl Prot Sec, Cl 2	276,212
CTIVP BR Gl Infl Prot Sec, Cl 3	4,458,093
CTIVP CenterSquare Real Est, Cl 2	447,966
CTIVP DFA Intl Val, Cl 2	462,130
CTIVP EV Floating Rate Inc, Cl 2	495,633
CTIVP Lazard Intl Eq Adv, Cl 2	978,406
CTIVP Loomis Sayles Gro, Cl 2	450,677
CTIVP LA Capital Lg Cap Gro, Cl 2	90,703
CTIVP MFS Blend Res Core Eq, Cl 2	42,496
CTIVP MFS Blend Res Core Eq, Cl 3	1,204,145
CTIVP MFS Val, Cl 2	654,125
CTIVP MS Adv, Cl 2	51,811
CTIVP Oppen Intl Gro, Cl 2	1,265,636
CTIVP Pyramis Intl Eq, Cl 2	139,985
CTIVP T Rowe Price LgCap Val, Cl 2	146,204
CTIVP TCW Core Plus Bond, Cl 2	20,397
CTIVP Vty Sycamore Estb Val, Cl 2	1,432,560
CTIVP Vty Sycamore Estb Val, Cl 3	9,532,000
CTIVP WF Short Duration Govt, Cl 2	66,385
CTIVP Westfield Mid Cap Gro, Cl 2	214,037
Deutsche Alt Asset Alloc VIP, Cl B	782,239
EV VT Floating-Rate Inc, Init Cl	6,864,637
Fid VIP Contrafund, Serv Cl 2	22,616,094
Fid VIP Gro & Inc, Serv Cl	3,085,515
Fid VIP Gro & Inc, Serv Cl 2	8,730,125
Fid VIP Mid Cap, Serv Cl	6,106,526
Fid VIP Mid Cap, Serv Cl 2	29,924,885
Fid VIP Overseas, Serv Cl	1,951,721
Fid VIP Overseas, Serv Cl 2	6,282,983
Fid VIP Strategic Inc, Serv Cl 2	477,872
Frank Global Real Est, Cl 2	10,479,281
Frank Inc, Cl 2	3,786,397
Frank Mutual Shares, Cl 2	8,706,595
Frank Sm Cap Val, Cl 2	11,026,556
GS VIT Mid Cap Val, Inst	18,500,405
GS VIT Multi-Strategy Alt, Advisor	646,155
GS VIT Sm Cap Eq Insights, Inst	1,164,571
GS VIT U.S. Eq Insights, Inst	14,895,513
Invesco VI Am Fran, Ser I	1,600,941
Invesco VI Am Fran, Ser II	4,632,835
Invesco VI Bal Risk Alloc, Ser II	4,433,183
Invesco VI Comstock, Ser II	2,706,919
Invesco VI Core Eq, Ser I	7,669,672
Invesco VI Div Divd, Ser I	9,473,350
Invesco VI Intl Gro, Ser II	5,414,680
Invesco VI Mid Cap Gro, Ser I	2,821,427
Invesco VI Tech, Ser I	3,456,072
Ivy VIP Asset Strategy	515,893
Janus Henderson Enterprise, Serv	2,726,733
Janus Henderson Flex Bond, Serv	134,349

Division	Purchases
Janus Henderson Gbl Alloc Mod, Srv	$104,478
Janus Henderson Global Tech, Serv	6,684,568
Janus Henderson Overseas, Serv	7,181,463
Janus Henderson Res, Serv	2,393,132
Lazard Ret Global Dyn MA, Serv	815,857
MFS Mass Inv Gro Stock, Serv Cl	7,332,449
MFS New Dis, Serv Cl	2,446,754
MFS Utilities, Serv Cl	7,484,678
MS VIF Global Real Est, Cl II	2,963,334
MS VIF Mid Cap Gro, Cl II	2,660,537
NB AMT Sus Eq, Cl S	142,717
NB AMT US Eq Index PW Strat, Cl S	363,088
Oppen Global VA, Serv	9,097,621
Oppen Global Strategic Inc VA, Srv	13,533,744
Oppen Main St Sm Cap VA, Serv	11,480,643
PIMCO VIT All Asset, Advisor Cl	4,184,318
PIMCO VIT Glb MA Man Alloc, Adv Cl	31,928
PIMCO VIT Tot Return, Advisor Cl	2,297,529
Put VT Global Hlth Care, Cl IB	6,417,101
Put VT Hi Yield, Cl IB	861,127
Put VT Intl Eq, Cl IB	1,747,965
Put VT Sus Leaders, Cl IA	9,115,397
Put VT Sus Leaders, Cl IB	1,079,298
Royce Micro-Cap, Invest Cl	4,185,828
Temp Global Bond, Cl 2	1,988,899
Third Ave Val	783,625
VanEck VIP Global Gold, Cl S	1,985,634
VP Aggr, Cl 2	49,332,105
VP Aggr, Cl 4	101,977,831
VP Col Wanger Intl Eq, Cl 2	1,367,508
VP Conserv, Cl 2	4,637,067
VP Conserv, Cl 4	7,030,297
VP Man Vol Conserv, Cl 2	211,825
VP Man Vol Conserv Gro, Cl 2	1,471,311
VP Man Vol Gro, Cl 2	16,703,100
VP Man Vol Mod Gro, Cl 2	9,519,737
VP Mod, Cl 2	58,448,262
VP Mod, Cl 4	115,120,212
VP Mod Aggr, Cl 2	105,155,006
VP Mod Aggr, Cl 4	268,053,668
VP Mod Conserv, Cl 2	8,554,378
VP Mod Conserv, Cl 4	15,810,822
VP Ptnrs Core Bond, Cl 2	204,080
VP Ptnrs Sm Cap Gro, Cl 2	140,120
VP Ptnrs Sm Cap Val, Cl 2	139,047
VP Ptnrs Sm Cap Val, Cl 3	3,993,935
Wanger Intl	20,528,779
Wanger USA	34,404,744
WF VT Index Asset Alloc, Cl 2	4,843,097
WF VT Intl Eq, Cl 2	4,566,888
WF VT Opp, Cl 2	5,223,170
WF VT Sm Cap Gro, Cl 2	5,406,276
WA Var Global Hi Yd Bond, Cl II	89,447

108	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

8.  ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS

The following is a summary of accumulation unit values at Dec. 31, 2017:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$1.26	$—	$—	$2.35	$1.05
0.20%	1.17	—	—	—	0.84
0.30%	1.16	1.94	1.53	2.32	0.84
0.45%	1.16	3.33	2.09	4.01	0.84
0.65%	—	—	—	—	—
0.90%	1.14	2.53	1.90	2.31	0.82

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$1.93	$1.41
0.20%	—	—	—	—	1.15
0.30%	—	1.49	—	1.85	1.15
0.45%	2.48	1.48	3.09	1.81	1.14
0.65%	—	—	—	—	—
0.90%	1.35	2.13	3.29	2.77	1.12

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$1.70	$0.68	$1.67	$2.08
0.20%	—	—	—	—	—
0.30%	1.51	1.64	—	—	—
0.45%	2.45	2.76	—	—	—
0.65%	—	2.29	—	—	—
0.90%	1.77	1.94	—	—	—

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$0.98	$1.79	$—	$1.25
0.20%	—	—	—	—	—
0.30%	2.04	—	—	1.74	—
0.45%	3.89	—	—	3.01	—
0.65%	2.59	—	—	—	—
0.90%	1.69	—	—	2.89	—

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$1.53	$—	$0.92	$—	$1.00
0.20%	—	—	—	—	—
0.30%	—	1.41	—	0.90	—
0.45%	—	2.88	—	1.19	—
0.65%	—	—	—	—	—
0.90%	—	3.31	—	1.75	—

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	109

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$1.34	$—	$1.32	$—
0.20%	1.00	—	—	—	—
0.30%	0.99	—	1.30	—	1.28
0.45%	0.96	—	2.55	—	2.28
0.65%	1.06	—	—	—	—
0.90%	1.09	—	2.65	—	2.02

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$1.13	$—	$2.11	$—	$2.07
0.20%	—	—	—	—	—
0.30%	—	1.10	—	2.08	2.01
0.45%	—	1.52	—	3.98	3.62
0.65%	—	1.58	—	—	—
0.90%	—	1.91	—	1.20	2.05

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	$1.08	$1.19	$1.86	$—	$2.02
0.20%	0.99	—	—	—	—
0.30%	0.99	—	—	1.85	—
0.45%	0.98	—	—	3.71	—
0.65%	—	—	—	—	—
0.90%	0.96	—	—	2.51	—

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	$—	$1.52	$—	$2.25	$—
0.20%	—	—	—	—	—
0.30%	1.92	—	1.45	—	2.13
0.45%	3.69	—	2.27	—	3.98
0.65%	—	—	—	—	—
0.90%	2.36	—	1.29	—	2.47

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	$2.08	$—	$1.21	$1.78	$1.11
0.20%	—	—	—	—	—
0.30%	—	2.00	—	—	—
0.45%	—	3.91	—	—	—
0.65%	—	—	—	—	—
0.90%	—	2.97	—	—	—

110	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
0.00%	$—	$—	$1.12	$1.06	$1.13
0.20%	—	—	—	—	—
0.30%	1.10	0.61	—	—	—
0.45%	1.19	0.77	—	—	—
0.65%	1.24	—	—	—	—
0.90%	1.43	0.51	—	—	—

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	$—	$1.40	$1.53	$1.19	$1.27
0.20%	—	—	—	—	—
0.30%	1.12	—	—	—	—
0.45%	1.41	—	—	—	—
0.65%	—	—	—	—	—
0.90%	1.44	—	—	—	—

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	$2.24	$2.03	$1.92	$—	$2.04
0.20%	—	—	—	—	—
0.30%	—	—	—	1.86	—
0.45%	—	—	—	3.20	—
0.65%	—	—	—	—	—
0.90%	—	—	—	1.62	—

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
0.00%	$2.04	$1.50	$1.45	$1.73	$1.08
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.65%	—	—	—	—	—
0.90%	—	—	—	—	—

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
0.00%	$2.20	$—	$1.02	$1.75	$1.12
0.20%	—	—	—	—	1.03
0.30%	—	2.12	—	—	1.02
0.45%	—	4.02	—	—	1.02
0.65%	—	—	—	—	—
0.90%	—	2.68	—	—	1.00

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	111

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
0.00%	$—	$1.96	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1.15	1.90	—	1.91	—
0.45%	1.83	3.60	3.60	1.87	3.61
0.65%	—	—	—	—	—
0.90%	1.32	1.95	2.28	2.69	5.03

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
0.00%	$1.99	$—	$—	$1.19	$—
0.20%	—	—	—	—	—
0.30%	1.92	—	1.57	—	1.36
0.45%	1.88	2.39	1.54	—	2.53
0.65%	—	—	—	—	—
0.90%	4.17	1.55	2.14	—	2.78

Subaccount	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
0.00%	$1.28	$1.69	$2.06	$—	$0.97
0.20%	1.11	—	—	—	0.97
0.30%	1.11	1.63	1.89	1.74	0.96
0.45%	1.10	2.65	3.73	3.27	0.96
0.65%	—	—	—	—	—
0.90%	1.08	2.26	4.72	4.83	0.94

Subaccount	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
0.00%	$—	$—	$—	$—	$1.24
0.20%	—	—	—	—	1.17
0.30%	—	2.18	—	2.05	1.17
0.45%	4.01	3.75	1.98	1.95	1.16
0.65%	—	—	—	—	—
0.90%	3.18	2.12	1.93	1.90	1.14

Subaccount	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1.91	—	1.87	1.44	1.85
0.45%	3.57	2.73	2.00	2.38	1.77
0.65%	—	—	—	—	—
0.90%	1.77	3.29	1.94	1.29	1.73

112	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
0.00%	$—	$1.09	$—	$1.11	$1.44
0.20%	—	1.01	—	—	—
0.30%	2.02	1.01	—	—	—
0.45%	4.06	1.00	4.68	—	—
0.65%	—	—	—	—	—
0.90%	2.47	0.99	1.80	—	—

Subaccount	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
0.00%	$—	$—	$2.01	$1.36	$—
0.20%	—	—	—	1.23	—
0.30%	2.59	1.19	1.98	1.22	1.32
0.45%	5.48	1.94	3.45	1.22	1.32
0.65%	—	—	—	—	—
0.90%	1.50	1.48	1.95	1.20	1.30

Subaccount	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
0.00%	$—	$1.54	$—	$1.74	$2.01
0.20%	—	—	—	—	—
0.30%	1.75	1.46	1.35	1.69	—
0.45%	4.41	2.66	2.96	3.58	—
0.65%	—	—	—	—	—
0.90%	2.35	4.40	1.16	1.84	—

Subaccount	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
0.00%	$1.00	$2.02	$1.14	$2.07	$1.21
0.20%	0.99	—	—	—	—
0.30%	0.99	1.88	1.12	2.01	1.18
0.45%	0.98	3.44	1.69	4.13	1.88
0.65%	—	—	—	—	—
0.90%	0.97	2.35	1.57	2.54	1.52

Subaccount	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
0.00%	$1.17	$1.12	$—	$—	$—
0.20%	—	1.09	—	—	—
0.30%	—	1.09	1.97	—	1.52
0.45%	—	1.08	3.01	2.39	2.25
0.65%	—	—	—	—	—
0.90%	—	1.07	2.84	2.50	1.89

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	113

Subaccount	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
0.00%	$—	$—	$—	$1.04	$—
0.20%	—	—	—	0.99	—
0.30%	—	2.16	—	0.98	—
0.45%	3.87	2.61	2.59	0.98	2.51
0.65%	—	—	—	—	—
0.90%	3.34	2.53	3.76	0.96	3.20

Subaccount	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
0.00%	$1.02	$1.65	$—	$1.64	$1.21
0.20%	0.95	—	—	—	—
0.30%	0.95	1.60	1.60	—	1.18
0.45%	0.94	1.91	1.92	—	1.34
0.65%	—	—	—	—	—
0.90%	0.93	1.85	1.85	—	1.30

Subaccount	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
0.00%	$—	$1.11	$1.14	$1.19	$1.17
0.20%	—	1.11	1.13	1.18	1.16
0.30%	1.18	1.10	1.13	1.18	1.16
0.45%	1.34	1.10	1.12	1.17	1.15
0.65%	—	—	—	—	—
0.90%	1.30	1.08	1.10	1.15	1.13

Subaccount	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
0.00%	$1.42	$—	$1.53	$—	$1.31
0.20%	—	—	—	—	—
0.30%	1.38	1.37	1.48	1.48	1.27
0.45%	1.63	1.63	1.77	1.77	1.48
0.65%	—	—	—	—	—
0.90%	1.57	1.58	1.71	1.71	1.43

Subaccount	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
0.00%	$—	$1.10	$1.69	$1.76	$—
0.20%	—	—	—	—	—
0.30%	1.27	—	—	—	1.70
0.45%	1.48	—	—	—	3.25
0.65%	—	—	—	—	—
0.90%	1.43	—	—	—	2.98

114	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
0.00%	$—	$—	$—	$—	$2.01
0.20%	—	—	—	—	—
0.30%	1.55	1.94	1.70	1.54	1.92
0.45%	3.10	3.97	1.65	2.13	3.85
0.65%	—	—	—	—	—
0.90%	2.63	4.18	2.53	2.04	3.13

Subaccount				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%				$1.93	$1.19
0.20%				—	—
0.30%				1.90	—
0.45%				4.18	—
0.65%				—	—
0.90%				3.46	—

The following is a summary of units outstanding at Dec. 31, 2017:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	122,422	—	—	1,276,757	1,418,011
0.20%	—	—	—	—	—
0.30%	21,081	2,787,889	7,237,290	1,201,827	1,285,009
0.45%	94,363	5,192,963	15,310,741	2,392,471	3,903,454
0.65%	—	—	—	—	—
0.90%	66,533	1,109,712	3,046,631	2,756,860	2,642,792
Total	304,399	9,090,564	25,594,662	7,627,915	9,249,266

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	—	—	—	1,146,675	1,303,998
0.20%	—	—	—	—	—
0.30%	—	2,578,481	—	4,910,492	1,702,496
0.45%	4,285,850	3,340,736	13,958,775	10,325,099	3,929,701
0.65%	—	—	—	—	—
0.90%	2,498,174	479,298	5,227,445	1,174,119	3,128,699
Total	6,784,024	6,398,515	19,186,220	17,556,385	10,064,894

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	—	2,964,101	109,299	1,382,070	634,156
0.20%	—	—	—	—	—
0.30%	522,642	4,029,262	—	—	—
0.45%	1,859,793	19,501,210	—	—	—
0.65%	—	3,305,968	—	—	—
0.90%	985,603	63,045,289	—	—	—
Total	3,368,038	92,845,830	109,299	1,382,070	634,156

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	115

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	—	28,490	1,159,253	—	296,522
0.20%	—	—	—	—	—
0.30%	3,538,820	—	—	16,228,706	—
0.45%	28,069,977	—	—	45,730,398	—
0.65%	1,087,967	—	—	—	—
0.90%	111,604,995	—	—	15,037,426	—
Total	144,301,759	28,490	1,159,253	76,996,530	296,522

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	2,944,057	—	235,233	—	1,994,780
0.20%	—	—	—	—	—
0.30%	—	7,820,573	—	3,598,366	—
0.45%	—	10,845,193	—	10,738,421	—
0.65%	—	—	—	—	—
0.90%	—	4,159,942	—	2,738,227	—
Total	2,944,057	22,825,708	235,233	17,075,014	1,994,780

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	—	1,022,048	—	591,657	—
0.20%	—	—	—	—	—
0.30%	4,593,373	—	6,166,196	—	2,535,775
0.45%	27,152,862	—	14,196,498	—	5,247,921
0.65%	277,506	—	—	—	—
0.90%	10,241,928	—	4,953,419	—	4,060,407
Total	42,265,669	1,022,048	25,316,113	591,657	11,844,103

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	753,491	—	1,040,259	—	3,104,574
0.20%	—	—	—	—	—
0.30%	—	10,826,792	—	4,351,909	5,596,582
0.45%	—	34,644,226	—	9,788,453	14,968,317
0.65%	—	584,587	—	—	—
0.90%	—	15,327,879	—	9,054,882	12,266,269
Total	753,491	61,383,484	1,040,259	23,195,244	35,935,742

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	354,732	105,549	469,671	—	830,443
0.20%	—	—	—	—	—
0.30%	785,554	—	—	1,171,036	—
0.45%	1,501,626	—	—	3,000,845	—
0.65%	—	—	—	—	—
0.90%	1,286,663	—	—	1,287,406	—
Total	3,928,575	105,549	469,671	5,459,287	830,443

116	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	—	835,867	—	634,098	—
0.20%	—	—	—	—	—
0.30%	1,788,600	—	2,542,344	—	1,216,997
0.45%	2,199,714	—	10,275,222	—	1,751,623
0.65%	—	—	—	—	—
0.90%	1,858,158	—	35,979,719	—	2,016,000
Total	5,846,472	835,867	48,797,285	634,098	4,984,620

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	395,347	—	952,244	456,252	202,064
0.20%	—	—	—	—	—
0.30%	—	863,146	—	—	—
0.45%	—	3,167,513	—	—	—
0.65%	—	—	—	—	—
0.90%	—	1,282,257	—	—	—
Total	395,347	5,312,916	952,244	456,252	202,064

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
0.00%	—	—	123,612	277,421	349,166
0.20%	—	—	—	—	—
0.30%	3,568,478	1,935,298	—	—	—
0.45%	10,679,304	4,249,343	—	—	—
0.65%	375,643	—	—	—	—
0.90%	4,450,808	3,471,554	—	—	—
Total	19,074,233	9,656,195	123,612	277,421	349,166

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	—	1,090,712	810,710	807,039	1,035,270
0.20%	—	—	—	—	—
0.30%	1,381,598	—	—	—	—
0.45%	4,524,197	—	—	—	—
0.65%	—	—	—	—	—
0.90%	2,310,056	—	—	—	—
Total	8,215,851	1,090,712	810,710	807,039	1,035,270

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	332,081	139,219	85,299	—	846,827
0.20%	—	—	—	—	—
0.30%	—	—	—	554,559	—
0.45%	—	—	—	1,009,348	—
0.65%	—	—	—	—	—
0.90%	—	—	—	1,204,674	—
Total	332,081	139,219	85,299	2,768,581	846,827

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	117

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
0.00%	150,512	1,682,196	349,115	252,396	44,761
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.65%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	150,512	1,682,196	349,115	252,396	44,761

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
0.00%	1,292,669	—	156,287	463,471	367,809
0.20%	—	—	—	—	—
0.30%	—	1,297,810	—	—	224,465
0.45%	—	2,789,757	—	—	586,914
0.65%	—	—	—	—	—
0.90%	—	2,467,218	—	—	374,331
Total	1,292,669	6,554,785	156,287	463,471	1,553,519

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
0.00%	—	2,938,987	—	—	—
0.20%	—	—	—	—	—
0.30%	2,804,546	7,635,216	—	3,676,941	—
0.45%	6,740,599	13,468,684	11,334,634	13,348,862	22,126,776
0.65%	—	—	—	—	—
0.90%	5,745,097	14,339,981	6,149,330	706,865	6,253,512
Total	15,290,242	38,382,868	17,483,964	17,732,668	28,380,288

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
0.00%	1,652,393	—	—	759,934	—
0.20%	—	—	—	—	—
0.30%	11,408,052	—	3,226,668	—	5,297,838
0.45%	27,763,873	6,128,959	6,436,509	—	12,395,707
0.65%	—	—	—	—	—
0.90%	1,831,991	3,377,683	882,092	—	3,213,432
Total	42,656,309	9,506,642	10,545,269	759,934	20,906,977

Subaccount	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
0.00%	523,735	431,434	662,694	—	122,410
0.20%	—	—	—	—	—
0.30%	1,149,469	2,532,443	3,349,015	6,614,558	253,216
0.45%	1,692,486	4,831,860	6,982,865	18,455,274	294,651
0.65%	—	—	—	—	—
0.90%	1,376,201	1,431,944	1,549,772	3,867,116	522,239
Total	4,741,891	9,227,681	12,544,346	28,936,948	1,192,516

118	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
0.00%	—	—	—	—	341,561
0.20%	—	—	—	—	—
0.30%	—	2,575,406	—	1,328,136	912,073
0.45%	1,133,678	8,948,043	4,433,483	3,726,344	2,987,176
0.65%	—	—	—	—	—
0.90%	495,554	5,405,207	1,295,522	504,307	1,450,207
Total	1,629,232	16,928,656	5,729,005	5,558,787	5,691,017

Subaccount	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
0.00%	—	—	—	—	—
0.20%	—	—	—	—	—
0.30%	804,257	—	1,792,209	2,351,862	744,074
0.45%	1,468,910	17,535,888	6,749,796	7,104,276	4,372,300
0.65%	—	—	—	—	—
0.90%	1,551,010	18,766,676	3,250,533	5,252,529	1,297,627
Total	3,824,177	36,302,564	11,792,538	14,708,667	6,414,001

Subaccount	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
0.00%	—	514,361	—	374,556	282,098
0.20%	—	—	—	—	—
0.30%	932,520	148,794	—	—	—
0.45%	1,264,178	630,957	2,874,230	—	—
0.65%	—	—	—	—	—
0.90%	1,018,574	397,768	1,883,756	—	—
Total	3,215,272	1,691,880	4,757,986	374,556	282,098

Subaccount	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
0.00%	—	—	238,064	249,612	—
0.20%	—	—	—	—	—
0.30%	1,286,504	3,848,415	844,252	55,304	3,186,125
0.45%	2,715,288	13,152,942	1,661,326	574,114	18,255,186
0.65%	—	—	—	—	—
0.90%	4,042,166	5,469,661	1,690,706	768,930	5,708,143
Total	8,043,958	22,471,018	4,434,348	1,647,960	27,149,454

Subaccount	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
0.00%	—	750,103	—	626,716	114,837
0.20%	—	—	—	—	—
0.30%	1,212,540	2,729,186	1,368,316	697,608	—
0.45%	3,696,017	4,624,793	1,802,173	995,528	—
0.65%	—	—	—	—	—
0.90%	1,857,846	1,254,070	2,527,627	897,844	—
Total	6,766,403	9,358,152	5,698,116	3,217,696	114,837

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	119

Subaccount	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
0.00%	35,782	917,568	233,308	1,011,146	341,794
0.20%	—	—	—	—	—
0.30%	114,913	1,863,781	5,991,872	2,118,881	1,784,190
0.45%	217,314	3,324,263	14,181,474	2,803,722	5,150,492
0.65%	—	—	—	—	—
0.90%	162,440	2,459,779	7,284,947	2,418,254	3,309,592
Total	530,449	8,565,391	27,691,601	8,352,003	10,586,068

Subaccount	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
0.00%	113,860	160,108	—	—	—
0.20%	—	—	—	—	—
0.30%	—	184,065	1,426,590	—	785,612
0.45%	—	2,014,434	3,320,866	2,310,525	1,467,703
0.65%	—	—	—	—	—
0.90%	—	1,108,656	2,029,591	724,657	736,761
Total	113,860	3,467,263	6,777,047	3,035,182	2,990,076

Subaccount	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
0.00%	—	—	—	503,511	—
0.20%	—	—	—	—	—
0.30%	—	278,825	—	404,507	—
0.45%	14,141,426	592,629	9,269,565	1,846,354	9,155,620
0.65%	—	—	—	—	—
0.90%	17,254,185	157,083	2,283,551	1,060,769	2,813,915
Total	31,395,611	1,028,537	11,553,116	3,815,141	11,969,535

Subaccount	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
0.00%	237,371	37,695,555	—	1,817,904	636,640
0.20%	—	—	—	—	—
0.30%	494,962	14,962,601	48,816,072	—	989,062
0.45%	1,773,441	44,505,665	93,535,428	—	4,415,300
0.65%	—	—	—	—	—
0.90%	664,812	39,740,422	57,405,738	—	4,545,571
Total	3,170,586	136,904,243	199,757,238	1,817,904	10,586,573

Subaccount	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
0.00%	—	117,928	274,334	7,637,459	3,637,008
0.20%	—	—	—	—	—
0.30%	1,727,561	111,040	651,300	5,864,443	1,975,355
0.45%	7,947,093	637,755	1,522,833	12,476,487	11,034,057
0.65%	—	—	—	—	—
0.90%	6,319,098	422,301	1,383,159	8,199,092	8,442,062
Total	15,993,752	1,289,024	3,831,626	34,177,481	25,088,482

120	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
0.00%	33,356,804	—	98,945,264	—	2,967,672
0.20%	—	—	—	—	—
0.30%	18,799,110	57,282,342	34,604,306	141,773,980	1,921,918
0.45%	94,159,729	196,156,552	105,436,230	298,564,451	17,699,459
0.65%	—	—	—	—	—
0.90%	88,693,609	146,658,425	117,978,767	213,668,941	14,382,816
Total	235,009,252	400,097,319	356,964,567	654,007,372	36,971,865

Subaccount	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
0.00%	—	254,090	155,607	193,351	—
0.20%	—	—	—	—	—
0.30%	9,078,727	—	—	—	2,259,389
0.45%	27,530,454	—	—	—	3,034,102
0.65%	—	—	—	—	—
0.90%	19,558,627	—	—	—	571,893
Total	56,167,808	254,090	155,607	193,351	5,865,384

Subaccount	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
0.00%	—	—	—	—	212,309
0.20%	—	—	—	—	—
0.30%	9,303,552	7,999,962	1,719,599	750,708	1,304,785
0.45%	20,259,045	18,601,435	3,836,491	7,858,803	2,425,499
0.65%	—	—	—	—	—
0.90%	7,805,495	4,345,490	925,006	3,547,519	1,026,848
Total	37,368,092	30,946,887	6,481,096	12,157,030	4,969,441

Subaccount				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%				980,030	140,587
0.20%				—	—
0.30%				1,340,092	—
0.45%				2,091,935	—
0.65%				—	—
0.90%				1,167,729	—
Total				5,579,786	140,587

The following is a summary of net assets at Dec. 31, 2017:

Subaccount	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl B	ALPS Alerian Engy Infr, Class III
0.00%	$153,796	$—	$—	$2,997,473	$1,484,774
0.20%	87	—	—	—	123
0.30%	24,512	5,415,889	11,066,537	2,792,165	1,080,047
0.45%	109,144	17,284,732	32,061,382	9,583,914	3,263,513
0.65%	—	—	—	—	—
0.90%	75,738	2,812,452	5,802,027	6,359,549	2,174,643
Total	$363,277	$25,513,073	$48,929,946	$21,733,101	$8,003,100

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	121

Subaccount	AC VP Intl, Cl I	AC VP Intl, Cl II	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl III
0.00%	$—	$—	$—	$2,216,490	$1,837,799
0.20%	—	—	—	—	85
0.30%	—	3,837,614	—	9,066,287	1,953,711
0.45%	10,628,514	4,954,670	43,077,009	18,677,806	4,485,921
0.65%	—	—	—	—	—
0.90%	3,374,665	1,022,640	17,202,904	3,250,936	3,514,944
Total	$14,003,179	$9,814,924	$60,279,913	$33,211,519	$11,792,460

Subaccount	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 2
0.00%	$—	$5,050,883	$74,071	$2,310,878	$1,317,294
0.20%	—	—	—	—	—
0.30%	789,123	6,613,719	—	—	—
0.45%	4,557,333	53,889,048	—	—	—
0.65%	—	7,563,456	—	—	—
0.90%	1,746,073	122,342,098	—	—	—
Total	$7,092,529	$195,459,204	$74,071	$2,310,878	$1,317,294

Subaccount	Col VP Disciplined Core, Cl 3	Col VP Div Abs Return, Cl 2	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 2
0.00%	$—	$27,960	$2,076,488	$—	$369,900
0.20%	—	—	—	—	—
0.30%	7,218,460	—	—	28,232,563	—
0.45%	109,254,658	—	—	137,521,927	—
0.65%	2,814,898	—	—	—	—
0.90%	188,176,738	—	—	43,479,482	—
Total	$307,464,754	$27,960	$2,076,488	$209,233,972	$369,900

Subaccount	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Bond, Cl 2	Col VP Global Bond, Cl 3	Col VP Govt Money Mkt, Cl 2
0.00%	$4,508,424	$—	$217,042	$—	$1,999,107
0.20%	—	—	—	—	—
0.30%	—	11,024,644	—	3,247,199	—
0.45%	—	31,196,526	—	12,770,802	—
0.65%	—	—	—	—	—
0.90%	—	13,781,910	—	4,779,562	—
Total	$4,508,424	$56,003,080	$217,042	$20,797,563	$1,999,107

Subaccount	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3
0.00%	$—	$1,373,475	$—	$783,294	$—
0.20%	2,004	—	—	—	—
0.30%	4,538,295	—	8,033,945	—	3,247,887
0.45%	26,201,664	—	36,142,178	—	11,964,763
0.65%	294,983	—	—	—	—
0.90%	11,125,314	—	13,113,516	—	8,216,862
Total	$42,162,260	$1,373,475	$57,289,639	$783,294	$23,429,512

122	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 3
0.00%	$850,737	$—	$2,192,762	$—	$6,437,290
0.20%	—	—	—	—	—
0.30%	—	11,916,804	—	9,050,556	11,257,612
0.45%	—	52,611,329	—	38,945,398	54,129,043
0.65%	—	926,451	—	—	—
0.90%	—	29,221,839	—	10,882,204	25,084,877
Total	$850,737	$94,676,423	$2,192,762	$58,878,158	$96,908,822

Subaccount	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 2	Col VP Mid Cap Gro, Cl 2	Col VP Mid Cap Gro, Cl 3	Col VP Mid Cap Val, Cl 2
0.00%	$382,424	$126,059	$873,815	$—	$1,676,546
0.20%	77	—	—	—	—
0.30%	773,899	—	—	2,170,283	—
0.45%	1,471,683	—	—	11,146,613	—
0.65%	—	—	—	—	—
0.90%	1,240,933	—	—	3,235,565	—
Total	$3,869,016	$126,059	$873,815	$16,552,461	$1,676,546

Subaccount	Col VP Mid Cap Val, Cl 3	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3
0.00%	$—	$1,271,018	$—	$1,424,516	$—
0.20%	—	—	—	—	—
0.30%	3,426,779	—	3,688,224	—	2,588,119
0.45%	8,115,778	—	23,374,319	—	6,977,555
0.65%	—	—	—	—	—
0.90%	4,384,929	—	46,369,032	—	4,977,427
Total	$15,927,486	$1,271,018	$73,431,575	$1,424,516	$14,543,101

Subaccount	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3	Col VP Strategic Inc, Cl 2	Col VP US Eq, Cl 2	Col VP US Govt Mtge, Cl 2
0.00%	$820,512	$—	$1,154,794	$809,847	$224,299
0.20%	—	—	—	—	—
0.30%	—	1,722,735	—	—	—
0.45%	—	12,382,577	—	—	—
0.65%	—	—	—	—	—
0.90%	—	3,807,730	—	—	—
Total	$820,512	$17,913,042	$1,154,794	$809,847	$224,299

Subaccount	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 2	CTIVP AQR Man Fut Strategy, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 2
0.00%	$—	$—	$138,312	$294,235	$395,391
0.20%	—	—	—	—	—
0.30%	3,916,632	1,176,883	—	—	—
0.45%	12,723,113	3,284,974	—	—	—
0.65%	467,236	—	—	—	—
0.90%	6,352,808	1,785,221	—	—	—
Total	$23,459,789	$6,247,078	$138,312	$294,235	$395,391

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	123

Subaccount	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 2	CTIVP DFA Intl Val, Cl 2	CTIVP EV Floating Rate Inc, Cl 2	CTIVP Lazard Intl Eq Adv, Cl 2
0.00%	$—	$1,524,541	$1,239,814	$962,977	$1,315,808
0.20%	—	—	—	—	—
0.30%	1,551,564	—	—	—	—
0.45%	6,393,340	—	—	—	—
0.65%	—	—	—	—	—
0.90%	3,332,485	—	—	—	—
Total	$11,277,389	$1,524,541	$1,239,814	$962,977	$1,315,808

Subaccount	CTIVP Loomis Sayles Gro, Cl 2	CTIVP LA Capital Lg Cap Gro, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 2	CTIVP MFS Blend Res Core Eq, Cl 3	CTIVP MFS Val, Cl 2
0.00%	$744,144	$283,002	$163,759	$—	$1,724,626
0.20%	—	—	—	—	—
0.30%	—	—	—	1,029,764	—
0.45%	—	—	—	3,226,063	—
0.65%	—	—	—	—	—
0.90%	—	—	—	1,951,589	—
Total	$744,144	$283,002	$163,759	$6,207,416	$1,724,626

Subaccount	CTIVP MS Adv, Cl 2	CTIVP Oppen Intl Gro, Cl 2	CTIVP Pyramis Intl Eq, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 2
0.00%	$306,659	$2,514,904	$507,604	$436,530	$48,250
0.20%	—	—	—	—	—
0.30%	—	—	—	—	—
0.45%	—	—	—	—	—
0.65%	—	—	—	—	—
0.90%	—	—	—	—	—
Total	$306,659	$2,514,904	$507,604	$436,530	$48,250

Subaccount	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP WF Short Duration Govt, Cl 2	CTIVP Westfield Mid Cap Gro, Cl 2	Deutsche Alt Asset Alloc VIP, Cl B
0.00%	$2,847,287	$—	$159,288	$810,466	$412,690
0.20%	—	—	—	—	76
0.30%	—	2,751,442	—	—	229,560
0.45%	—	11,226,510	—	—	597,062
0.65%	—	—	—	—	—
0.90%	—	6,604,999	—	—	374,797
Total	$2,847,287	$20,582,951	$159,288	$810,466	$1,614,185

124	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Serv Cl
0.00%	$—	$5,773,718	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	3,238,441	14,526,773	—	7,023,939	—
0.45%	12,366,194	48,470,864	40,788,329	24,912,712	79,849,808
0.65%	—	—	—	—	—
0.90%	7,584,348	27,946,413	14,049,867	1,901,788	31,429,936
Total	$23,188,983	$96,717,768	$54,838,196	$33,838,439	$111,279,744

Subaccount	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2
0.00%	$3,292,361	$—	$—	$906,130	$—
0.20%	—	—	—	—	—
0.30%	21,921,580	—	5,064,528	—	7,205,444
0.45%	52,116,887	14,650,413	9,932,165	—	31,327,077
0.65%	—	—	—	—	—
0.90%	7,635,436	5,247,249	1,891,204	—	8,932,229
Total	$84,966,264	$19,897,662	$16,887,897	$906,130	$47,464,750

Subaccount	Frank Inc, Cl 2	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
0.00%	$669,332	$730,178	$1,362,273	$—	$119,295
0.20%	83	—	—	—	73
0.30%	1,273,400	4,138,276	6,337,444	11,519,317	244,169
0.45%	1,865,060	12,807,583	26,020,283	60,387,637	282,621
0.65%	—	—	—	—	—
0.90%	1,492,285	3,234,958	7,314,755	18,664,995	493,015
Total	$5,300,160	$20,910,995	$41,034,755	$90,571,949	$1,139,173

Subaccount	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser II
0.00%	$—	$—	$—	$—	$424,159
0.20%	—	—	—	—	87
0.30%	—	5,602,439	—	2,728,024	1,063,786
0.45%	4,545,031	33,575,758	8,756,064	7,266,697	3,465,798
0.65%	—	—	—	—	—
0.90%	1,577,819	11,477,074	2,494,285	957,262	1,656,042
Total	$6,122,850	$50,655,271	$11,250,349	$10,951,983	$6,609,872

Subaccount	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Div Divd, Ser I	Invesco VI Intl Gro, Ser II	Invesco VI Mid Cap Gro, Ser I
0.00%	$—	$—	$—	$—	$—
0.20%	—	—	—	—	—
0.30%	1,533,064	—	3,346,166	3,375,611	1,379,217
0.45%	5,240,082	47,878,821	13,503,674	16,884,853	7,744,550
0.65%	—	—	—	—	—
0.90%	2,745,884	61,760,186	6,310,314	6,801,205	2,240,554
Total	$9,519,030	$109,639,007	$23,160,154	$27,061,669	$11,364,321

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	125

Subaccount	Invesco VI Tech, Ser I	Ivy VIP Asset Strategy	Janus Henderson Enterprise, Serv	Janus Henderson Flex Bond, Serv	Janus Henderson Gbl Alloc Mod, Srv
0.00%	$—	$560,634	$—	$417,100	$405,703
0.20%	—	75	—	—	—
0.30%	1,881,484	150,059	—	—	—
0.45%	5,127,915	632,971	13,450,425	—	—
0.65%	—	—	—	—	—
0.90%	2,520,364	392,685	3,396,402	—	—
Total	$9,529,763	$1,736,424	$16,846,827	$417,100	$405,703

Subaccount	Janus Henderson Global Tech, Serv	Janus Henderson Overseas, Serv	Janus Henderson Res, Serv	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl
0.00%	$—	$—	$478,383	$339,297	$—
0.20%	—	—	—	91	—
0.30%	3,335,298	4,582,842	1,667,821	67,625	4,214,359
0.45%	14,880,235	25,489,527	5,729,491	698,318	24,047,392
0.65%	—	—	—	—	—
0.90%	6,058,092	8,074,509	3,302,691	920,526	7,426,563
Total	$24,273,625	$38,146,878	$11,178,386	$2,025,857	$35,688,314

Subaccount	MFS New Dis, Serv Cl	MFS Utilities, Serv Cl	MS VIF Global Real Est, Cl II	MS VIF Mid Cap Gro, Cl II	NB AMT Sus Eq, Cl S
0.00%	$—	$1,155,618	$—	$1,090,406	$230,695
0.20%	—	—	—	—	—
0.30%	2,120,314	3,980,721	1,847,528	1,182,327	—
0.45%	16,315,331	12,301,910	5,327,058	3,562,132	—
0.65%	—	—	—	—	—
0.90%	4,358,242	5,520,378	2,940,193	1,652,088	—
Total	$22,793,887	$22,958,627	$10,114,779	$7,486,953	$230,695

Subaccount	NB AMT US Eq Index PW Strat, Cl S	Oppen Global VA, Serv	Oppen Global Strategic Inc VA, Srv	Oppen Main St Sm Cap VA, Serv	PIMCO VIT All Asset, Advisor Cl
0.00%	$35,686	$1,849,129	$265,626	$2,094,813	$414,226
0.20%	74	—	—	—	—
0.30%	113,393	3,510,763	6,736,543	4,259,795	2,099,426
0.45%	213,323	11,433,675	23,920,073	11,583,675	9,686,556
0.65%	—	—	—	—	—
0.90%	156,924	5,792,497	11,412,920	6,150,196	5,023,608
Total	$519,400	$22,586,064	$42,335,162	$24,088,479	$17,223,816

126	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Subaccount	PIMCO VIT Glb MA Man Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB
0.00%	$133,176	$179,528	$—	$—	$—
0.20%	—	2,165	—	—	—
0.30%	—	200,277	2,813,380	—	1,195,734
0.45%	—	2,180,303	9,985,793	5,518,354	3,302,751
0.65%	—	—	—	—	—
0.90%	—	1,181,017	5,770,695	1,811,392	1,393,163
Total	$133,176	$3,743,290	$18,569,868	$7,329,746	$5,891,648

Subaccount	Put VT Sus Leaders, Cl IA	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 2	Third Ave Val
0.00%	$—	$—	$—	$524,977	$—
0.20%	—	—	—	74	—
0.30%	—	603,583	—	398,322	—
0.45%	54,718,444	1,548,891	23,995,434	1,808,501	23,007,349
0.65%	—	—	—	—	—
0.90%	57,700,186	397,559	8,589,037	1,022,461	9,014,051
Total	$112,418,630	$2,550,033	$32,584,471	$3,754,335	$32,021,400

Subaccount	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Col Wanger Intl Eq, Cl 2	VP Conserv, Cl 2
0.00%	$241,007	$62,230,807	$—	$2,974,490	$772,858
0.20%	128	—	—	—	—
0.30%	469,209	23,866,844	77,920,218	—	1,170,099
0.45%	1,672,298	85,189,184	179,310,578	—	5,929,938
0.65%	—	—	—	—	—
0.90%	616,986	73,437,126	106,239,985	—	5,893,562
Total	$2,999,628	$244,723,961	$363,470,781	$2,974,490	$13,766,457

Subaccount	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 2
0.00%	$—	$131,370	$312,945	$9,073,765	$4,251,234
0.20%	—	22	22	23	23
0.30%	2,042,341	122,413	735,183	6,894,179	2,284,702
0.45%	10,666,102	699,301	1,709,868	14,590,183	12,695,278
0.65%	—	—	—	—	—
0.90%	8,186,869	455,709	1,528,520	9,435,016	9,557,536
Total	$20,895,312	$1,408,815	$4,286,538	$39,993,166	$28,788,773

Subaccount	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 2	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 2
0.00%	$47,289,018	$—	$151,348,383	$—	$3,882,438
0.20%	—	—	—	—	—
0.30%	25,853,805	78,742,573	51,226,905	209,878,160	2,446,668
0.45%	153,486,258	320,130,935	186,843,320	529,941,190	26,131,822
0.65%	—	—	—	—	—
0.90%	139,569,272	231,064,115	201,830,692	366,136,052	20,499,199
Total	$366,198,353	$629,937,623	$591,249,300	$1,105,955,402	$52,960,127

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	127

Subaccount	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
0.00%	$—	$278,867	$262,764	$340,816	$—
0.20%	—	—	—	—	—
0.30%	11,543,772	—	—	—	3,851,001
0.45%	40,701,373	—	—	—	9,862,040
0.65%	—	—	—	—	—
0.90%	27,913,314	—	—	—	1,706,784
Total	$80,158,459	$278,867	$262,764	$340,816	$15,419,825

Subaccount	Wanger Intl	Wanger USA	WF VT Index Asset Alloc, Cl 2	WF VT Intl Eq, Cl 2	WF VT Opp, Cl 2
0.00%	$—	$—	$—	$—	$426,653
0.20%	—	—	—	—	—
0.30%	14,451,335	15,525,980	2,924,011	1,156,237	2,504,570
0.45%	62,731,381	73,783,224	6,334,669	16,724,351	9,340,642
0.65%	—	—	—	—	—
0.90%	20,560,466	18,162,649	2,336,514	7,252,822	3,211,291
Total	$97,743,182	$107,471,853	$11,595,194	$25,133,410	$15,483,156

Subaccount				WF VT Sm Cap Gro, Cl 2	WA Var Global Hi Yd Bond, Cl II
0.00%				$1,890,585	$166,894
0.20%				—	—
0.30%				2,545,470	—
0.45%				8,735,257	—
0.65%				—	—
0.90%				4,045,284	—
Total				$17,216,596	$166,894

9.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2017	304	$1.26	to	$1.14	$363	2.28%	0.00%	to	0.90%	14.32%		to	13.30%
2016	189	$1.10	to	$1.00	$195	0.35%	0.00%	to	0.90%	3.37%		to	2.44%
2015	646	$1.06	to	$0.98	$641	0.72%	0.00%	to	0.90%	(1.30%)		to	(2.19%)
2014	482	$1.08	to	$1.00	$486	0.99%	0.00%	to	0.90%	4.21%		to	(0.44	%)(7)
2013	—	$1.03	to	$1.03	$0	—	0.00%	to	0.00%	1.30	%(6)	to	1.30	%(6)
AB VPS Gro & Inc, Cl B
2017	9,091	$1.94	to	$2.53	$25,513	1.24%	0.30%	to	0.90%	18.24%		to	17.54%
2016	10,271	$1.64	to	$2.16	$24,139	0.82%	0.30%	to	0.90%	10.74%		to	10.08%
2015	10,896	$1.48	to	$1.96	$23,189	1.18%	0.30%	to	0.90%	1.12%		to	0.52%
2014	11,965	$1.47	to	$1.95	$24,910	1.12%	0.30%	to	0.90%	8.96%		to	8.31%
2013	12,846	$1.35	to	$1.80	$23,933	1.10%	0.30%	to	0.90%	34.19%		to	33.39%
AB VPS Intl Val, Cl B
2017	25,595	$1.53	to	$1.90	$48,930	1.99%	0.30%	to	0.90%	24.72%		to	23.98%
2016	26,378	$1.23	to	$1.54	$41,047	1.08%	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2015	28,187	$1.24	to	$1.56	$44,495	2.23%	0.30%	to	0.90%	2.10%		to	1.48%
2014	28,888	$1.21	to	$1.54	$44,936	3.37%	0.30%	to	0.90%	(6.74%)		to	(7.30%)
2013	29,802	$1.30	to	$1.66	$49,998	5.92%	0.30%	to	0.90%	22.36%		to	21.63%

128	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Lg Cap Gro, Cl B
2017	7,628	$2.35	to	$2.31	$21,733	—	0.00%	to	0.90%	31.67%		to	30.50%
2016	6,072	$1.78	to	$1.77	$12,543	—	0.00%	to	0.90%	2.35%		to	1.44%
2015	4,799	$1.74	to	$1.74	$9,752	—	0.00%	to	0.90%	10.86%		to	9.86%
2014	2,760	$1.57	to	$1.59	$5,115	—	0.00%	to	0.90%	13.84%		to	12.82%
2013	2,444	$1.38	to	$1.41	$3,893	—	0.00%	to	0.90%	37.00%		to	35.77%
ALPS Alerian Engy Infr, Class III
2017	9,249	$1.05	to	$0.82	$8,003	1.80%	0.00%	to	0.90%	(0.84%)		to	(1.73%)
2016	9,479	$1.06	to	$0.84	$8,289	2.58%	0.00%	to	0.90%	40.79%		to	39.54%
2015	5,852	$0.75	to	$0.60	$3,627	0.85%	0.00%	to	0.90%	(37.92%)		to	(38.48%)
2014	3,221	$1.21	to	$0.98	$3,232	0.38%	0.00%	to	0.90%	11.91%		to	(5.82	%)(7)
2013	5	$1.08	to	$1.08	$5	—	0.00%	to	0.00%	3.37	%(6)	to	3.37	%(6)
AC VP Intl, Cl I
2017	6,784	$2.48	to	$1.35	$14,003	0.88%	0.45%	to	0.90%	30.62%		to	30.03%
2016	7,583	$1.90	to	$1.04	$11,859	1.08%	0.45%	to	0.90%	(5.92%)		to	(6.34%)
2015	8,430	$2.02	to	$1.11	$13,793	0.37%	0.45%	to	0.90%	0.31%		to	(0.14%)
2014	9,148	$2.01	to	$1.11	$14,662	1.68%	0.45%	to	0.90%	(5.93%)		to	(6.35%)
2013	9,612	$2.14	to	$1.19	$16,286	1.68%	0.45%	to	0.90%	21.86%		to	21.31%
AC VP Intl, Cl II
2017	6,399	$1.49	to	$2.13	$9,815	0.72%	0.30%	to	0.90%	30.54%		to	29.76%
2016	5,857	$1.14	to	$1.64	$7,700	0.92%	0.30%	to	0.90%	(5.83%)		to	(6.40%)
2015	6,163	$1.21	to	$1.76	$8,654	0.21%	0.30%	to	0.90%	0.21%		to	(0.39%)
2014	5,877	$1.21	to	$1.76	$8,723	1.53%	0.30%	to	0.90%	(5.94%)		to	(6.50%)
2013	5,391	$1.28	to	$1.89	$9,534	1.53%	0.30%	to	0.90%	21.89%		to	21.16%
AC VP Val, Cl I
2017	19,186	$3.09	to	$3.29	$60,280	1.66%	0.45%	to	0.90%	8.26%		to	7.77%
2016	20,776	$2.85	to	$3.05	$60,449	1.75%	0.45%	to	0.90%	19.94%		to	19.40%
2015	22,285	$2.38	to	$2.56	$54,179	2.12%	0.45%	to	0.90%	(4.31%)		to	(4.75%)
2014	24,588	$2.48	to	$2.68	$62,619	1.54%	0.45%	to	0.90%	12.57%		to	12.07%
2013	26,851	$2.21	to	$2.40	$60,881	1.65%	0.45%	to	0.90%	31.14%		to	30.55%
AC VP Val, Cl II
2017	17,556	$1.93	to	$2.77	$33,212	1.51%	0.00%	to	0.90%	8.58%		to	7.60%
2016	16,039	$1.78	to	$2.57	$31,339	1.60%	0.00%	to	0.90%	20.28%		to	19.20%
2015	16,239	$1.48	to	$2.16	$26,726	1.97%	0.00%	to	0.90%	(4.02%)		to	(4.88%)
2014	16,399	$1.54	to	$2.27	$30,399	1.39%	0.00%	to	0.90%	12.89%		to	11.88%
2013	15,793	$1.37	to	$2.03	$29,107	1.50%	0.00%	to	0.90%	31.48%		to	30.30%
BlackRock Global Alloc, Cl III
2017	10,065	$1.41	to	$1.12	$11,792	1.43%	0.00%	to	0.90%	13.71%		to	12.69%
2016	7,723	$1.24	to	$1.00	$7,948	1.30%	0.00%	to	0.90%	3.81%		to	2.88%
2015	6,592	$1.19	to	$0.97	$6,575	1.62%	0.00%	to	0.90%	(1.00%)		to	(1.89%)
2014	1,347	$1.21	to	$0.99	$1,435	5.02%	0.00%	to	0.90%	1.93%		to	(2.06	%)(7)
2013	171	$1.18	to	$1.18	$203	1.81%	0.00%	to	0.00%	14.41%		to	14.41%
Calvert VP SRI Bal, Cl I
2017	3,368	$1.51	to	$1.77	$7,093	1.99%	0.30%	to	0.90%	11.66%		to	10.99%
2016	4,001	$1.35	to	$1.60	$7,493	1.85%	0.30%	to	0.90%	7.53%		to	6.89%
2015	4,295	$1.26	to	$1.49	$7,490	0.11%	0.30%	to	0.90%	(2.48%)		to	(3.07%)
2014	4,583	$1.29	to	$1.54	$8,143	1.61%	0.30%	to	0.90%	9.33%		to	8.68%
2013	4,601	$1.18	to	$1.42	$7,428	1.06%	0.30%	to	0.90%	17.65%		to	16.95%
Col VP Bal, Cl 3
2017	92,846	$1.70	to	$1.94	$195,459	—	0.00%	to	0.90%	14.52%		to	13.50%
2016	95,608	$1.49	to	$1.71	$175,745	—	0.00%	to	0.90%	6.41%		to	5.45%
2015	94,602	$1.40	to	$1.62	$163,708	—	0.00%	to	0.90%	1.71%		to	0.79%
2014	99,006	$1.37	to	$1.61	$169,156	—	0.00%	to	0.90%	10.13%		to	9.14%
2013	106,368	$1.25	to	$1.47	$164,893	—	0.00%	to	0.90%	21.44%		to	20.35%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	129

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Commodity Strategy, Cl 2
2017	109	$0.68	to	$0.68	$74	4.96%	0.00%	to	0.00%	1.71%		to	1.71%
2016	178	$0.67	to	$0.67	$119	—	0.00%	to	0.00%	12.36%		to	12.36%
2015	82	$0.59	to	$0.59	$49	—	0.00%	to	0.00%	(23.77%)		to	(23.77%)
2014	24	$0.78	to	$0.78	$18	—	0.00%	to	0.00%	(21.46%)		to	(21.46%)
2013	0	$0.99	to	$0.99	$0	—	0.00%	to	0.00%	(2.10	%)(6)	to	(2.10	%)(6)
Col VP Contrarian Core, Cl 2
2017	1,382	$1.67	to	$1.67	$2,311	—	0.00%	to	0.00%	21.48%		to	21.48%
2016	903	$1.38	to	$1.38	$1,243	—	0.00%	to	0.00%	8.41%		to	8.41%
2015	559	$1.27	to	$1.27	$709	—	0.00%	to	0.00%	2.73%		to	2.73%
2014	159	$1.24	to	$1.24	$196	—	0.00%	to	0.00%	12.83%		to	12.83%
2013	8	$1.10	to	$1.10	$9	—	0.00%	to	0.00%	6.66	%(6)	to	6.66	%(6)
Col VP Disciplined Core, Cl 2
2017	634	$2.08	to	$2.08	$1,317	—	0.00%	to	0.00%	24.06%		to	24.06%
2016	645	$1.67	to	$1.67	$1,080	—	0.00%	to	0.00%	7.82%		to	7.82%
2015	696	$1.55	to	$1.55	$1,081	—	0.00%	to	0.00%	0.62%		to	0.62%
2014	588	$1.54	to	$1.54	$907	—	0.00%	to	0.00%	15.09%		to	15.09%
2013	106	$1.34	to	$1.34	$142	—	0.00%	to	0.00%	33.48%		to	33.48%
Col VP Disciplined Core, Cl 3
2017	144,302	$2.04	to	$1.69	$307,465	—	0.30%	to	0.90%	23.85%		to	23.11%
2016	160,720	$1.65	to	$1.37	$274,822	—	0.30%	to	0.90%	7.61%		to	6.97%
2015	178,449	$1.53	to	$1.28	$283,877	—	0.30%	to	0.90%	0.46%		to	(0.15%)
2014	194,264	$1.52	to	$1.28	$306,433	—	0.30%	to	0.90%	14.88%		to	14.19%
2013	215,895	$1.33	to	$1.12	$292,032	—	0.30%	to	0.90%	33.26%		to	32.45%
Col VP Div Abs Return, Cl 2
2017	28	$0.98	to	$0.98	$28	—	0.00%	to	0.00%	2.59%		to	2.59%
2016	20	$0.96	to	$0.96	$19	—	0.00%	to	0.00%	(2.63%)		to	(2.63%)
2015	13	$0.98	to	$0.98	$13	—	0.00%	to	0.00%	(0.83%)		to	(0.83%)
2014	5	$0.99	to	$0.99	$5	—	0.00%	to	0.00%	(1.94%)		to	(1.94%)
2013	1	$1.01	to	$1.01	$1	—	0.00%	to	0.00%	0.41	%(6)	to	0.41	%(6)
Col VP Divd Opp, Cl 2
2017	1,159	$1.79	to	$1.79	$2,076	—	0.00%	to	0.00%	14.12%		to	14.12%
2016	1,088	$1.57	to	$1.57	$1,708	—	0.00%	to	0.00%	13.41%		to	13.41%
2015	771	$1.38	to	$1.38	$1,067	—	0.00%	to	0.00%	(2.89%)		to	(2.89%)
2014	704	$1.43	to	$1.43	$1,003	—	0.00%	to	0.00%	9.79%		to	9.79%
2013	410	$1.30	to	$1.30	$532	—	0.00%	to	0.00%	26.53%		to	26.53%
Col VP Divd Opp, Cl 3
2017	76,997	$1.74	to	$2.89	$209,234	—	0.30%	to	0.90%	13.94%		to	13.26%
2016	81,382	$1.53	to	$2.55	$203,016	—	0.30%	to	0.90%	13.18%		to	12.50%
2015	88,080	$1.35	to	$2.27	$195,127	—	0.30%	to	0.90%	(3.06%)		to	(3.64%)
2014	97,068	$1.39	to	$2.36	$225,344	—	0.30%	to	0.90%	9.58%		to	8.92%
2013	103,365	$1.27	to	$2.16	$222,854	—	0.30%	to	0.90%	26.34%		to	25.58%
Col VP Emerg Mkts Bond, Cl 2
2017	297	$1.25	to	$1.25	$370	4.39%	0.00%	to	0.00%	11.69%		to	11.69%
2016	211	$1.12	to	$1.12	$236	2.65%	0.00%	to	0.00%	11.08%		to	11.08%
2015	84	$1.01	to	$1.01	$85	1.79%	0.00%	to	0.00%	(1.31%)		to	(1.31%)
2014	82	$1.02	to	$1.02	$83	6.57%	0.00%	to	0.00%	1.44%		to	1.44%
2013	5	$1.00	to	$1.00	$5	18.96%	0.00%	to	0.00%	(2.03	%)(6)	to	(2.03	%)(6)
Col VP Emer Mkts, Cl 2
2017	2,944	$1.53	to	$1.53	$4,508	0.01%	0.00%	to	0.00%	46.89%		to	46.89%
2016	1,293	$1.04	to	$1.04	$1,347	0.06%	0.00%	to	0.00%	4.81%		to	4.81%
2015	999	$0.99	to	$0.99	$994	0.11%	0.00%	to	0.00%	(9.06%)		to	(9.06%)
2014	698	$1.09	to	$1.09	$763	0.17%	0.00%	to	0.00%	(2.40%)		to	(2.40%)
2013	360	$1.12	to	$1.12	$403	0.45%	0.00%	to	0.00%	(1.87%)		to	(1.87%)

130	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Emer Mkts, Cl 3
2017	22,826	$1.41	to	$3.31	$56,003	0.09%	0.30%	to	0.90%	46.62%		to	45.74%
2016	19,191	$0.96	to	$2.27	$36,907	0.10%	0.30%	to	0.90%	4.66%		to	4.03%
2015	20,224	$0.92	to	$2.19	$37,404	0.12%	0.30%	to	0.90%	(9.27%)		to	(9.82%)
2014	21,008	$1.01	to	$2.42	$44,780	0.24%	0.30%	to	0.90%	(2.56%)		to	(3.15%)
2013	20,895	$1.04	to	$2.50	$48,359	0.58%	0.30%	to	0.90%	(2.09%)		to	(2.68%)
Col VP Global Bond, Cl 2
2017	235	$0.92	to	$0.92	$217	—	0.00%	to	0.00%	5.69%		to	5.69%
2016	211	$0.87	to	$0.87	$184	—	0.00%	to	0.00%	(1.35%)		to	(1.35%)
2015	202	$0.88	to	$0.88	$178	—	0.00%	to	0.00%	(6.22%)		to	(6.22%)
2014	146	$0.94	to	$0.94	$138	—	0.00%	to	0.00%	0.60%		to	0.60%
2013	127	$0.94	to	$0.94	$119	3.07%	0.00%	to	0.00%	(7.83%)		to	(7.83%)
Col VP Global Bond, Cl 3
2017	17,075	$0.90	to	$1.75	$20,798	—	0.30%	to	0.90%	5.46%		to	4.83%
2016	17,191	$0.86	to	$1.67	$21,415	—	0.30%	to	0.90%	(1.52%)		to	(2.11%)
2015	18,895	$0.87	to	$1.70	$24,191	—	0.30%	to	0.90%	(6.45%)		to	(7.02%)
2014	20,660	$0.93	to	$1.83	$29,879	—	0.30%	to	0.90%	0.49%		to	(0.12%)
2013	21,615	$0.92	to	$1.83	$33,218	5.73%	0.30%	to	0.90%	(7.98%)		to	(8.54%)
Col VP Govt Money Mkt, Cl 2
2017	1,995	$1.00	to	$1.00	$1,999	0.12%	0.00%	to	0.00%	0.17%		to	0.17%
2016	2,084	$1.00	to	$1.00	$2,087	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2015	1,433	$1.00	to	$1.00	$1,435	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2014	804	$1.00	to	$1.00	$807	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
2013	391	$1.00	to	$1.00	$393	0.01%	0.00%	to	0.00%	0.01%		to	0.01%
Col VP Govt Money Mkt, Cl 3
2017	42,266	$1.00	to	$1.09	$42,162	0.29%	0.20%	to	0.90%	0.17	%(9)	to	(0.60%)
2016	46,641	$0.99	to	$1.09	$47,393	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.87%)
2015	47,210	$0.99	to	$1.10	$48,320	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
2014	50,424	$0.99	to	$1.11	$52,353	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.89%)
2013	57,235	$1.00	to	$1.12	$60,526	0.01%	0.30%	to	0.90%	(0.29%)		to	(0.88%)
Col VP Hi Yield Bond, Cl 2
2017	1,022	$1.34	to	$1.34	$1,373	5.20%	0.00%	to	0.00%	6.17%		to	6.17%
2016	1,014	$1.27	to	$1.27	$1,284	6.25%	0.00%	to	0.00%	11.65%		to	11.65%
2015	675	$1.13	to	$1.13	$765	6.02%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2014	540	$1.15	to	$1.15	$621	7.02%	0.00%	to	0.00%	3.51%		to	3.51%
2013	143	$1.11	to	$1.11	$159	6.93%	0.00%	to	0.00%	5.98%		to	5.98%
Col VP Hi Yield Bond, Cl 3
2017	25,316	$1.30	to	$2.65	$57,290	5.40%	0.30%	to	0.90%	6.09%		to	5.45%
2016	25,517	$1.23	to	$2.51	$58,044	6.04%	0.30%	to	0.90%	11.39%		to	10.72%
2015	27,650	$1.10	to	$2.27	$56,676	6.04%	0.30%	to	0.90%	(1.43%)		to	(2.03%)
2014	29,828	$1.12	to	$2.31	$64,015	6.27%	0.30%	to	0.90%	3.31%		to	2.68%
2013	29,769	$1.08	to	$2.25	$64,564	6.58%	0.30%	to	0.90%	5.76%		to	5.11%
Col VP Inc Opp, Cl 2
2017	592	$1.32	to	$1.32	$783	5.92%	0.00%	to	0.00%	6.20%		to	6.20%
2016	528	$1.25	to	$1.25	$659	11.25%	0.00%	to	0.00%	10.80%		to	10.80%
2015	8,131	$1.13	to	$0.90	$7,468	9.14%	0.00%	to	0.90%	(1.21%)		to	(2.10%)
2014	9,087	$1.14	to	$0.92	$8,490	—	0.00%	to	0.90%	3.68%		to	2.75%
2013	9,162	$1.10	to	$0.90	$8,256	8.61%	0.00%	to	0.90%	5.01%		to	0.89	%(5)
Col VP Inc Opp, Cl 3
2017	11,844	$1.28	to	$2.02	$23,430	6.09%	0.30%	to	0.90%	6.07%		to	5.43%
2016	12,080	$1.21	to	$1.92	$23,585	12.07%	0.30%	to	0.90%	10.53%		to	9.86%
2015	8,419	$1.09	to	$1.75	$15,026	8.97%	0.30%	to	0.90%	(1.31%)		to	(1.91%)
2014	9,497	$1.11	to	$1.78	$17,144	—	0.30%	to	0.90%	3.46%		to	2.83%
2013	10,334	$1.07	to	$1.73	$18,276	12.91%	0.30%	to	0.90%	4.71%		to	4.08%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	131

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inter Bond, Cl 2
2017	753	$1.13	to	$1.13	$851	2.37%	0.00%	to	0.00%	3.62%		to	3.62%
2016	697	$1.09	to	$1.09	$760	1.59%	0.00%	to	0.00%	4.43%		to	4.43%
2015	347	$1.04	to	$1.04	$362	1.08%	0.00%	to	0.00%	(0.05%)		to	(0.05%)
2014	261	$1.04	to	$1.04	$272	2.41%	0.00%	to	0.00%	5.20%		to	5.20%
2013	175	$0.99	to	$0.99	$173	4.02%	0.00%	to	0.00%	(2.44%)		to	(2.44%)
Col VP Inter Bond, Cl 3
2017	61,383	$1.10	to	$1.91	$94,676	2.67%	0.30%	to	0.90%	3.42%		to	2.80%
2016	60,870	$1.06	to	$1.85	$96,573	1.66%	0.30%	to	0.90%	4.23%		to	3.60%
2015	63,913	$1.02	to	$1.79	$98,135	1.33%	0.30%	to	0.90%	(0.12%)		to	(0.74%)
2014	68,032	$1.02	to	$1.80	$107,682	2.60%	0.30%	to	0.90%	5.01%		to	4.37%
2013	73,135	$0.97	to	$1.73	$114,414	4.42%	0.30%	to	0.90%	(2.68%)		to	(3.27%)
Col VP Lg Cap Gro, Cl 2
2017	1,040	$2.11	to	$2.11	$2,193	—	0.00%	to	0.00%	27.84%		to	27.84%
2016	845	$1.65	to	$1.65	$1,393	—	0.00%	to	0.00%	1.02%		to	1.02%
2015	815	$1.63	to	$1.63	$1,330	—	0.00%	to	0.00%	8.80%		to	8.80%
2014	416	$1.50	to	$1.50	$623	—	0.00%	to	0.00%	13.92%		to	13.92%
2013	187	$1.32	to	$1.32	$246	—	0.00%	to	0.00%	30.00%		to	30.00%
Col VP Lg Cap Gro, Cl 3
2017	23,195	$2.08	to	$1.20	$58,878	—	0.30%	to	0.90%	27.56%		to	26.80%
2016	30,115	$1.63	to	$0.95	$49,268	—	0.30%	to	0.90%	0.87%		to	0.26%
2015	36,405	$1.62	to	$0.95	$56,943	—	0.30%	to	0.90%	8.68%		to	8.02%
2014	37,147	$1.49	to	$0.88	$49,933	—	0.30%	to	0.90%	13.70%		to	13.01%
2013	43,195	$1.31	to	$0.77	$47,219	—	0.30%	to	0.90%	29.88%		to	29.09%
Col VP Lg Cap Index, Cl 3
2017	35,936	$2.07	to	$2.05	$96,909	—	0.00%	to	0.90%	21.29%		to	20.20%
2016	34,342	$1.71	to	$1.70	$75,415	—	0.00%	to	0.90%	11.51%		to	10.50%
2015	33,130	$1.53	to	$1.54	$65,863	—	0.00%	to	0.90%	0.86%		to	(0.04%)
2014	32,685	$1.52	to	$1.54	$64,219	—	0.00%	to	0.90%	13.21%		to	12.19%
2013	30,774	$1.34	to	$1.37	$51,930	—	0.00%	to	0.90%	31.75%		to	30.57%
Col VP Limited Duration Cr, Cl 2
2017	3,929	$1.08	to	$0.96	$3,869	2.10%	0.00%	to	0.90%	1.80%		to	0.89%
2016	3,365	$1.06	to	$0.96	$3,262	3.48%	0.00%	to	0.90%	5.28%		to	4.33%
2015	1,986	$1.01	to	$0.92	$1,841	5.40%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
2014	866	$1.03	to	$0.95	$824	0.05%	0.00%	to	0.90%	0.31%		to	(1.92	%)(7)
2013	7	$1.03	to	$1.03	$7	0.20%	0.00%	to	0.00%	1.19%		to	1.19%
Col VP Long Govt/Cr Bond, Cl 2
2017	106	$1.19	to	$1.19	$126	3.06%	0.00%	to	0.00%	10.99%		to	10.99%
2016	89	$1.08	to	$1.08	$96	1.63%	0.00%	to	0.00%	2.79%		to	2.79%
2015	50	$1.05	to	$1.05	$53	1.68%	0.00%	to	0.00%	(0.22%)		to	(0.22%)
2014	27	$1.05	to	$1.05	$28	0.53%	0.00%	to	0.00%	5.25%		to	5.25%
2013	0	$1.00	to	$1.00	$0	—	0.00%	to	0.00%	(0.62	%)(6)	to	(0.62	%)(6)
Col VP Mid Cap Gro, Cl 2
2017	470	$1.86	to	$1.86	$874	—	0.00%	to	0.00%	22.67%		to	22.67%
2016	338	$1.52	to	$1.52	$513	—	0.00%	to	0.00%	2.03%		to	2.03%
2015	511	$1.49	to	$1.49	$760	—	0.00%	to	0.00%	5.36%		to	5.36%
2014	119	$1.41	to	$1.41	$168	—	0.00%	to	0.00%	7.14%		to	7.14%
2013	60	$1.32	to	$1.32	$79	—	0.00%	to	0.00%	30.90%		to	30.90%
Col VP Mid Cap Gro, Cl 3
2017	5,459	$1.85	to	$2.51	$16,552	—	0.30%	to	0.90%	22.42%		to	21.69%
2016	5,658	$1.51	to	$2.07	$14,078	—	0.30%	to	0.90%	1.86%		to	1.24%
2015	6,587	$1.49	to	$2.04	$15,978	—	0.30%	to	0.90%	5.18%		to	4.54%
2014	6,279	$1.41	to	$1.95	$14,453	—	0.30%	to	0.90%	6.96%		to	6.32%
2013	7,017	$1.32	to	$1.84	$14,814	—	0.30%	to	0.90%	30.64%		to	29.85%

132	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Mid Cap Val, Cl 2
2017	830	$2.02	to	$2.02	$1,677	—	0.00%	to	0.00%	13.28%	to	13.28%
2016	686	$1.78	to	$1.78	$1,223	—	0.00%	to	0.00%	13.85%	to	13.85%
2015	587	$1.57	to	$1.57	$919	—	0.00%	to	0.00%	(5.09%)	to	(5.09%)
2014	617	$1.65	to	$1.65	$1,018	—	0.00%	to	0.00%	12.09%	to	12.09%
2013	328	$1.47	to	$1.47	$483	—	0.00%	to	0.00%	37.59%	to	37.59%
Col VP Mid Cap Val, Cl 3
2017	5,846	$1.92	to	$2.36	$15,927	—	0.30%	to	0.90%	13.05%	to	12.37%
2016	6,498	$1.69	to	$2.10	$15,053	—	0.30%	to	0.90%	13.66%	to	12.98%
2015	6,935	$1.49	to	$1.86	$14,284	—	0.30%	to	0.90%	(5.24%)	to	(5.82%)
2014	7,434	$1.57	to	$1.97	$16,164	—	0.30%	to	0.90%	11.84%	to	11.16%
2013	7,154	$1.41	to	$1.78	$13,857	—	0.30%	to	0.90%	37.33%	to	36.50%
Col VP Overseas Core, Cl 2
2017	836	$1.52	to	$1.52	$1,271	1.77%	0.00%	to	0.00%	27.18%	to	27.18%
2016	723	$1.20	to	$1.20	$865	1.40%	0.00%	to	0.00%	(6.27%)	to	(6.27%)
2015	789	$1.28	to	$1.28	$1,006	0.76%	0.00%	to	0.00%	4.94%	to	4.94%
2014	170	$1.22	to	$1.22	$207	1.70%	0.00%	to	0.00%	(8.73%)	to	(8.73%)
2013	177	$1.33	to	$1.33	$236	0.93%	0.00%	to	0.00%	22.09%	to	22.09%
Col VP Overseas Core, Cl 3
2017	48,797	$1.45	to	$1.29	$73,432	1.96%	0.30%	to	0.90%	26.99%	to	26.23%
2016	54,426	$1.14	to	$1.02	$63,844	1.50%	0.30%	to	0.90%	(6.38%)	to	(6.95%)
2015	60,010	$1.22	to	$1.10	$75,374	0.92%	0.30%	to	0.90%	4.72%	to	4.09%
2014	65,469	$1.17	to	$1.05	$77,832	1.77%	0.30%	to	0.90%	(8.83%)	to	(9.38%)
2013	72,951	$1.28	to	$1.16	$94,265	1.65%	0.30%	to	0.90%	21.79%	to	21.06%
Col VP Select Lg Cap Val, Cl 2
2017	634	$2.25	to	$2.25	$1,425	—	0.00%	to	0.00%	20.71%	to	20.71%
2016	505	$1.86	to	$1.86	$939	—	0.00%	to	0.00%	19.63%	to	19.63%
2015	460	$1.56	to	$1.56	$716	—	0.00%	to	0.00%	(5.16%)	to	(5.16%)
2014	504	$1.64	to	$1.64	$826	—	0.00%	to	0.00%	11.23%	to	11.23%
2013	249	$1.47	to	$1.47	$367	—	0.00%	to	0.00%	37.71%	to	37.71%
Col VP Select Lg Cap Val, Cl 3
2017	4,985	$2.13	to	$2.47	$14,543	—	0.30%	to	0.90%	20.44%	to	19.73%
2016	4,453	$1.77	to	$2.06	$10,717	—	0.30%	to	0.90%	19.46%	to	18.74%
2015	4,990	$1.48	to	$1.74	$10,115	—	0.30%	to	0.90%	(5.31%)	to	(5.88%)
2014	6,746	$1.56	to	$1.85	$14,474	—	0.30%	to	0.90%	11.05%	to	10.38%
2013	5,992	$1.41	to	$1.67	$11,397	—	0.30%	to	0.90%	37.38%	to	36.55%
Col VP Select Sm Cap Val, Cl 2
2017	395	$2.08	to	$2.08	$821	—	0.00%	to	0.00%	12.07%	to	12.07%
2016	322	$1.85	to	$1.85	$596	—	0.00%	to	0.00%	13.66%	to	13.66%
2015	222	$1.63	to	$1.63	$362	—	0.00%	to	0.00%	(3.30%)	to	(3.30%)
2014	135	$1.69	to	$1.69	$227	—	0.00%	to	0.00%	5.79%	to	5.79%
2013	126	$1.59	to	$1.59	$200	—	0.00%	to	0.00%	48.22%	to	48.22%
Col VP Select Sm Cap Val, Cl 3
2017	5,313	$2.00	to	$2.97	$17,913	—	0.30%	to	0.90%	11.86%	to	11.20%
2016	5,874	$1.78	to	$2.67	$17,690	—	0.30%	to	0.90%	13.49%	to	12.81%
2015	6,354	$1.57	to	$2.37	$16,916	—	0.30%	to	0.90%	(3.52%)	to	(4.10%)
2014	7,369	$1.63	to	$2.47	$20,178	—	0.30%	to	0.90%	5.66%	to	5.02%
2013	7,591	$1.54	to	$2.35	$19,599	—	0.30%	to	0.90%	47.95%	to	47.05%
Col VP Strategic Inc, Cl 2
2017	952	$1.21	to	$1.21	$1,155	2.69%	0.00%	to	0.00%	5.90%	to	5.90%
2016	533	$1.15	to	$1.15	$610	10.34%	0.00%	to	0.00%	9.05%	to	9.05%
2015	374	$1.05	to	$1.05	$393	34.70%	0.00%	to	0.00%	(1.93%)	to	(1.93%)
2014	245	$1.07	to	$1.07	$262	3.32%	0.00%	to	0.00%	3.41%	to	3.41%
2013	99	$1.04	to	$1.04	$102	4.58%	0.00%	to	0.00%	0.12%	to	0.12%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	133

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP US Eq, Cl 2
2017	456	$1.78	to	$1.78	$810	—	0.00%	to	0.00%	10.36%		to	10.36%
2016	371	$1.61	to	$1.61	$597	—	0.00%	to	0.00%	17.32%		to	17.32%
2015	397	$1.37	to	$1.37	$545	—	0.00%	to	0.00%	(6.59%)		to	(6.59%)
2014	348	$1.47	to	$1.47	$511	—	0.00%	to	0.00%	3.04%		to	3.04%
2013	163	$1.42	to	$1.42	$233	—	0.00%	to	0.00%	34.72%		to	34.72%
Col VP US Govt Mtge, Cl 2
2017	202	$1.11	to	$1.11	$224	2.77%	0.00%	to	0.00%	2.99%		to	2.99%
2016	202	$1.08	to	$1.08	$218	2.59%	0.00%	to	0.00%	2.45%		to	2.45%
2015	100	$1.05	to	$1.05	$105	2.50%	0.00%	to	0.00%	1.19%		to	1.19%
2014	48	$1.04	to	$1.04	$50	1.65%	0.00%	to	0.00%	5.57%		to	5.57%
2013	9	$0.98	to	$0.98	$9	0.50%	0.00%	to	0.00%	(1.99%)		to	(1.99%)
Col VP US Govt Mtge, Cl 3
2017	19,074	$1.10	to	$1.43	$23,460	2.81%	0.30%	to	0.90%	2.91%		to	2.29%
2016	19,608	$1.07	to	$1.40	$24,105	2.81%	0.30%	to	0.90%	2.28%		to	1.66%
2015	20,296	$1.04	to	$1.37	$24,564	2.85%	0.30%	to	0.90%	0.92%		to	0.30%
2014	22,311	$1.03	to	$1.37	$27,256	1.76%	0.30%	to	0.90%	5.47%		to	4.83%
2013	24,967	$0.98	to	$1.31	$29,657	0.63%	0.30%	to	0.90%	(2.25%)		to	(2.84%)
CS Commodity Return
2017	9,656	$0.61	to	$0.51	$6,247	9.11%	0.30%	to	0.90%	1.21%		to	0.61%
2016	10,897	$0.60	to	$0.51	$6,640	—	0.30%	to	0.90%	11.69%		to	11.02%
2015	11,700	$0.54	to	$0.46	$6,453	—	0.30%	to	0.90%	(25.32%)		to	(25.77%)
2014	12,204	$0.72	to	$0.62	$8,892	—	0.30%	to	0.90%	(17.26%)		to	(17.76%)
2013	13,038	$0.87	to	$0.75	$11,298	—	0.30%	to	0.90%	(10.54%)		to	(11.08%)
CTIVP AC Div Bond, Cl 2
2017	124	$1.12	to	$1.12	$138	2.12%	0.00%	to	0.00%	4.65%		to	4.65%
2016	101	$1.07	to	$1.07	$108	1.39%	0.00%	to	0.00%	3.42%		to	3.42%
2015	50	$1.03	to	$1.03	$51	1.76%	0.00%	to	0.00%	(0.20%)		to	(0.20%)
2014	26	$1.04	to	$1.04	$27	1.02%	0.00%	to	0.00%	5.81%		to	5.81%
2013	8	$0.98	to	$0.98	$8	0.84%	0.00%	to	0.00%	(2.71%)		to	(2.71%)
CTIVP AQR Man Fut Strategy, Cl 2
2017	277	$1.06	to	$1.06	$294	0.29%	0.00%	to	0.00%	(0.95%)		to	(0.95%)
2016	545	$1.07	to	$1.07	$584	5.52%	0.00%	to	0.00%	(9.08%)		to	(9.08%)
2015	230	$1.18	to	$1.18	$271	16.63%	0.00%	to	0.00%	(0.09%)		to	(0.09%)
2014	19	$1.18	to	$1.18	$23	1.52%	0.00%	to	0.00%	10.00%		to	10.00%
2013	3	$1.07	to	$1.07	$3	—	0.00%	to	0.00%	5.97	%(6)	to	5.97	%(6)
CTIVP BR Gl Infl Prot Sec, Cl 2
2017	349	$1.13	to	$1.13	$395	2.31%	0.00%	to	0.00%	2.46%		to	2.46%
2016	212	$1.11	to	$1.11	$234	—	0.00%	to	0.00%	8.42%		to	8.42%
2015	106	$1.02	to	$1.02	$108	33.24%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
2014	105	$1.04	to	$1.04	$109	—	0.00%	to	0.00%	8.41%		to	8.41%
2013	68	$0.96	to	$0.96	$65	—	0.00%	to	0.00%	(5.61%)		to	(5.61%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2017	8,216	$1.12	to	$1.44	$11,277	2.36%	0.30%	to	0.90%	2.24%		to	1.63%
2016	8,297	$1.10	to	$1.42	$11,487	—	0.30%	to	0.90%	8.18%		to	7.52%
2015	8,421	$1.02	to	$1.32	$10,811	37.07%	0.30%	to	0.90%	(1.78%)		to	(2.38%)
2014	9,366	$1.03	to	$1.35	$12,390	—	0.30%	to	0.90%	8.27%		to	7.61%
2013	11,128	$0.95	to	$1.26	$13,746	—	0.30%	to	0.90%	(5.76%)		to	(6.33%)
CTIVP CenterSquare Real Est, Cl 2
2017	1,091	$1.40	to	$1.40	$1,525	1.82%	0.00%	to	0.00%	5.74%		to	5.74%
2016	1,007	$1.32	to	$1.32	$1,331	1.50%	0.00%	to	0.00%	4.76%		to	4.76%
2015	920	$1.26	to	$1.26	$1,161	6.25%	0.00%	to	0.00%	(1.21%)		to	(1.21%)
2014	705	$1.28	to	$1.28	$900	2.02%	0.00%	to	0.00%	13.81%		to	13.81%
2013	235	$1.12	to	$1.12	$263	5.82%	0.00%	to	0.00%	3.04%		to	3.04%

134	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP DFA Intl Val, Cl 2
2017	811	$1.53	to	$1.53	$1,240	1.89%	0.00%	to	0.00%	25.02%		to	25.02%
2016	520	$1.22	to	$1.22	$636	2.57%	0.00%	to	0.00%	8.07%		to	8.07%
2015	494	$1.13	to	$1.13	$559	1.97%	0.00%	to	0.00%	(7.56%)		to	(7.56%)
2014	265	$1.22	to	$1.22	$325	2.16%	0.00%	to	0.00%	(7.70%)		to	(7.70%)
2013	81	$1.33	to	$1.33	$108	1.32%	0.00%	to	0.00%	19.79%		to	19.79%
CTIVP EV Floating Rate Inc, Cl 2
2017	807	$1.19	to	$1.19	$963	3.60%	0.00%	to	0.00%	2.97%		to	2.97%
2016	660	$1.16	to	$1.16	$765	9.25%	0.00%	to	0.00%	10.29%		to	10.29%
2015	479	$1.05	to	$1.05	$503	17.67%	0.00%	to	0.00%	(1.58%)		to	(1.58%)
2014	369	$1.07	to	$1.07	$394	4.70%	0.00%	to	0.00%	0.56%		to	0.56%
2013	215	$1.06	to	$1.06	$228	3.36%	0.00%	to	0.00%	3.92%		to	3.92%
CTIVP Lazard Intl Eq Adv, Cl 2
2017	1,035	$1.27	to	$1.27	$1,316	1.16%	0.00%	to	0.00%	23.65%		to	23.65%
2016	240	$1.03	to	$1.03	$246	1.41%	0.00%	to	0.00%	3.87%		to	3.87%
2015	121	$0.99	to	$0.99	$119	2.77%	0.00%	to	0.00%	(3.71%)		to	(3.71%)
2014	22	$1.03	to	$1.03	$22	2.51%	0.00%	to	0.00%	(0.20%)		to	(0.20%)
2013	12	$1.03	to	$1.03	$12	1.07%	0.00%	to	0.00%	0.90	%(6)	to	0.90	%(6)
CTIVP Loomis Sayles Gro, Cl 2
2017	332	$2.24	to	$2.24	$744	—	0.00%	to	0.00%	32.69%		to	32.69%
2016	152	$1.69	to	$1.69	$257	—	0.00%	to	0.00%	5.57%		to	5.57%
2015	61	$1.60	to	$1.60	$97	—	0.00%	to	0.00%	10.30%		to	10.30%
2014	36	$1.45	to	$1.45	$52	—	0.00%	to	0.00%	12.36%		to	12.36%
2013	13	$1.29	to	$1.29	$17	—	0.00%	to	0.00%	29.39%		to	29.39%
CTIVP LA Capital Lg Cap Gro, Cl 2
2017	139	$2.03	to	$2.03	$283	—	0.00%	to	0.00%	30.79%		to	30.79%
2016	110	$1.55	to	$1.55	$172	—	0.00%	to	0.00%	(2.59%)		to	(2.59%)
2015	90	$1.60	to	$1.60	$143	—	0.00%	to	0.00%	5.85%		to	5.85%
2014	43	$1.51	to	$1.51	$65	—	0.00%	to	0.00%	10.15%		to	10.15%
2013	15	$1.37	to	$1.37	$21	—	0.00%	to	0.00%	36.21%		to	36.21%
CTIVP MFS Blend Res Core Eq, Cl 2
2017	85	$1.92	to	$1.92	$164	—	0.00%	to	0.00%	20.12%		to	20.12%
2016	74	$1.60	to	$1.60	$119	—	0.00%	to	0.00%	9.55%		to	9.55%
2015	54	$1.46	to	$1.46	$79	—	0.00%	to	0.00%	0.33%		to	0.33%
2014	45	$1.45	to	$1.45	$66	—	0.00%	to	0.00%	11.57%		to	11.57%
2013	54	$1.30	to	$1.30	$71	—	0.00%	to	0.00%	28.26%		to	28.26%
CTIVP MFS Blend Res Core Eq, Cl 3
2017	2,769	$1.86	to	$1.62	$6,207	—	0.30%	to	0.90%	19.91%		to	19.20%
2016	3,187	$1.55	to	$1.36	$5,620	—	0.30%	to	0.90%	9.36%		to	8.70%
2015	3,492	$1.42	to	$1.25	$5,641	—	0.30%	to	0.90%	0.16%		to	(0.45%)
2014	3,619	$1.41	to	$1.26	$5,695	—	0.30%	to	0.90%	11.42%		to	10.75%
2013	4,117	$1.27	to	$1.13	$5,650	—	0.30%	to	0.90%	28.02%		to	27.24%
CTIVP MFS Val, Cl 2
2017	847	$2.04	to	$2.04	$1,725	—	0.00%	to	0.00%	17.34%		to	17.34%
2016	604	$1.74	to	$1.74	$1,048	—	0.00%	to	0.00%	13.72%		to	13.72%
2015	327	$1.53	to	$1.53	$499	—	0.00%	to	0.00%	(0.97%)		to	(0.97%)
2014	170	$1.54	to	$1.54	$262	—	0.00%	to	0.00%	10.10%		to	10.10%
2013	107	$1.40	to	$1.40	$149	—	0.00%	to	0.00%	35.48%		to	35.48%
CTIVP MS Adv, Cl 2
2017	151	$2.04	to	$2.04	$307	—	0.00%	to	0.00%	32.23%		to	32.23%
2016	139	$1.54	to	$1.54	$214	—	0.00%	to	0.00%	3.07%		to	3.07%
2015	141	$1.50	to	$1.50	$211	—	0.00%	to	0.00%	6.42%		to	6.42%
2014	105	$1.40	to	$1.40	$148	—	0.00%	to	0.00%	7.04%		to	7.04%
2013	31	$1.31	to	$1.31	$41	—	0.00%	to	0.00%	30.95%		to	30.95%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	135

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Oppen Intl Gro, Cl 2
2017	1,682	$1.50	to	$1.50	$2,515	0.51%	0.00%	to	0.00%	26.56%	to	26.56%
2016	977	$1.18	to	$1.18	$1,154	1.16%	0.00%	to	0.00%	(3.66%)	to	(3.66%)
2015	772	$1.23	to	$1.23	$946	1.21%	0.00%	to	0.00%	(2.54%)	to	(2.54%)
2014	438	$1.26	to	$1.26	$551	1.51%	0.00%	to	0.00%	(0.08%)	to	(0.08%)
2013	121	$1.26	to	$1.26	$153	1.12%	0.00%	to	0.00%	18.89%	to	18.89%
CTIVP Pyramis Intl Eq, Cl 2
2017	349	$1.45	to	$1.45	$508	1.71%	0.00%	to	0.00%	22.14%	to	22.14%
2016	291	$1.19	to	$1.19	$347	1.99%	0.00%	to	0.00%	(3.44%)	to	(3.44%)
2015	205	$1.23	to	$1.23	$253	1.02%	0.00%	to	0.00%	(0.60%)	to	(0.60%)
2014	77	$1.24	to	$1.24	$95	1.36%	0.00%	to	0.00%	(7.02%)	to	(7.02%)
2013	46	$1.33	to	$1.33	$61	0.69%	0.00%	to	0.00%	21.27%	to	21.27%
CTIVP T Rowe Price LgCap Val, Cl 2
2017	252	$1.73	to	$1.73	$437	—	0.00%	to	0.00%	15.96%	to	15.96%
2016	201	$1.49	to	$1.49	$300	—	0.00%	to	0.00%	14.07%	to	14.07%
2015	159	$1.31	to	$1.31	$208	—	0.00%	to	0.00%	(8.44%)	to	(8.44%)
2014	118	$1.43	to	$1.43	$169	—	0.00%	to	0.00%	9.54%	to	9.54%
2013	57	$1.30	to	$1.30	$74	—	0.00%	to	0.00%	27.71%	to	27.71%
CTIVP TCW Core Plus Bond, Cl 2
2017	45	$1.08	to	$1.08	$48	1.39%	0.00%	to	0.00%	3.15%	to	3.15%
2016	70	$1.05	to	$1.05	$73	1.04%	0.00%	to	0.00%	2.17%	to	2.17%
2015	40	$1.02	to	$1.02	$41	0.56%	0.00%	to	0.00%	(0.06%)	to	(0.06%)
2014	35	$1.02	to	$1.02	$36	0.31%	0.00%	to	0.00%	4.81%	to	4.81%
2013	14	$0.98	to	$0.98	$14	0.20%	0.00%	to	0.00%	(2.36%)	to	(2.36%)
CTIVP Vty Sycamore Estb Val, Cl 2
2017	1,293	$2.20	to	$2.20	$2,847	—	0.00%	to	0.00%	15.55%	to	15.55%
2016	808	$1.91	to	$1.91	$1,540	—	0.00%	to	0.00%	20.52%	to	20.52%
2015	402	$1.58	to	$1.58	$637	—	0.00%	to	0.00%	0.00%	to	0.00%
2014	100	$1.58	to	$1.58	$159	—	0.00%	to	0.00%	11.90%	to	11.90%
2013	110	$1.41	to	$1.41	$156	—	0.00%	to	0.00%	35.66%	to	35.66%
CTIVP Vty Sycamore Estb Val, Cl 3
2017	6,555	$2.12	to	$2.68	$20,583	—	0.30%	to	0.90%	15.38%	to	14.69%
2016	4,969	$1.84	to	$2.33	$13,505	—	0.30%	to	0.90%	20.28%	to	19.55%
2015	2,511	$1.53	to	$1.95	$5,667	—	0.30%	to	0.90%	(0.14%)	to	(0.74%)
2014	1,587	$1.53	to	$1.97	$3,649	—	0.30%	to	0.90%	11.69%	to	11.02%
2013	1,505	$1.37	to	$1.77	$3,025	—	0.30%	to	0.90%	35.46%	to	34.65%
CTIVP WF Short Duration Govt, Cl 2
2017	156	$1.02	to	$1.02	$159	0.81%	0.00%	to	0.00%	0.45%	to	0.45%
2016	99	$1.01	to	$1.01	$100	0.68%	0.00%	to	0.00%	0.79%	to	0.79%
2015	69	$1.01	to	$1.01	$70	0.42%	0.00%	to	0.00%	0.07%	to	0.07%
2014	13	$1.01	to	$1.01	$13	0.22%	0.00%	to	0.00%	0.71%	to	0.71%
2013	11	$1.00	to	$1.00	$11	0.23%	0.00%	to	0.00%	(0.49%)	to	(0.49%)
CTIVP Westfield Mid Cap Gro, Cl 2
2017	463	$1.75	to	$1.75	$810	—	0.00%	to	0.00%	22.65%	to	22.65%
2016	403	$1.43	to	$1.43	$574	—	0.00%	to	0.00%	3.43%	to	3.43%
2015	353	$1.38	to	$1.38	$487	—	0.00%	to	0.00%	(3.00%)	to	(3.00%)
2014	171	$1.42	to	$1.42	$243	—	0.00%	to	0.00%	9.06%	to	9.06%
2013	72	$1.30	to	$1.30	$94	—	0.00%	to	0.00%	27.69%	to	27.69%
Deutsche Alt Asset Alloc VIP, Cl B
2017	1,554	$1.12	to	$1.00	$1,614	2.00%	0.00%	to	0.90%	7.01%	to	6.05%
2016	1,345	$1.05	to	$0.94	$1,310	1.88%	0.00%	to	0.90%	4.99%	to	4.05%
2015	1,157	$1.00	to	$0.91	$1,079	2.57%	0.00%	to	0.90%	(6.54%)	to	(7.38%)
2014	884	$1.07	to	$0.98	$891	0.84%	0.00%	to	0.90%	3.24%	to	(2.90	%)(7)
2013	163	$1.04	to	$1.04	$169	0.35%	0.00%	to	0.00%	0.75%	to	0.75%

136	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
EV VT Floating-Rate Inc, Init Cl
2017	15,290	$1.15	to	$1.32	$23,189	3.26%	0.30%	to	0.90%	3.11%		to	2.49%
2016	15,959	$1.12	to	$1.29	$23,522	3.49%	0.30%	to	0.90%	8.62%		to	7.97%
2015	17,114	$1.03	to	$1.19	$23,250	3.34%	0.30%	to	0.90%	(1.29%)		to	(1.88%)
2014	19,660	$1.04	to	$1.22	$27,075	3.14%	0.30%	to	0.90%	0.27%		to	(0.33%)
2013	26,662	$1.04	to	$1.22	$36,214	3.48%	0.30%	to	0.90%	3.54%		to	2.92%
Fid VIP Contrafund, Serv Cl 2
2017	38,383	$1.96	to	$1.95	$96,718	0.78%	0.00%	to	0.90%	21.59%		to	20.50%
2016	42,055	$1.62	to	$1.62	$85,135	0.61%	0.00%	to	0.90%	7.73%		to	6.77%
2015	46,978	$1.50	to	$1.51	$89,137	0.80%	0.00%	to	0.90%	0.42%		to	(0.48%)
2014	49,980	$1.49	to	$1.52	$93,257	0.74%	0.00%	to	0.90%	11.65%		to	10.65%
2013	52,984	$1.34	to	$1.38	$86,987	0.83%	0.00%	to	0.90%	30.95%		to	29.78%
Fid VIP Gro & Inc, Serv Cl
2017	17,484	$3.60	to	$2.28	$54,838	1.18%	0.45%	to	0.90%	16.25%		to	15.73%
2016	19,497	$3.10	to	$1.97	$52,017	1.64%	0.45%	to	0.90%	15.43%		to	14.91%
2015	21,530	$2.68	to	$1.72	$49,399	1.97%	0.45%	to	0.90%	(2.79%)		to	(3.23%)
2014	23,992	$2.76	to	$1.78	$55,980	1.65%	0.45%	to	0.90%	9.89%		to	9.40%
2013	26,617	$2.51	to	$1.62	$56,285	1.77%	0.45%	to	0.90%	32.86%		to	32.26%
Fid VIP Gro & Inc, Serv Cl 2
2017	17,733	$1.91	to	$2.69	$33,838	1.09%	0.30%	to	0.90%	16.26%		to	15.57%
2016	17,750	$1.64	to	$2.33	$31,412	1.57%	0.30%	to	0.90%	15.46%		to	14.77%
2015	19,139	$1.42	to	$2.03	$29,522	1.87%	0.30%	to	0.90%	(2.83%)		to	(3.41%)
2014	19,196	$1.46	to	$2.10	$32,466	1.54%	0.30%	to	0.90%	9.90%		to	9.24%
2013	18,470	$1.33	to	$1.92	$31,997	1.67%	0.30%	to	0.90%	32.85%		to	32.06%
Fid VIP Mid Cap, Serv Cl
2017	28,380	$3.61	to	$5.03	$111,280	0.62%	0.45%	to	0.90%	20.16%		to	19.62%
2016	31,367	$3.00	to	$4.20	$102,814	0.42%	0.45%	to	0.90%	11.61%		to	11.11%
2015	35,534	$2.69	to	$3.78	$105,228	0.39%	0.45%	to	0.90%	(1.94%)		to	(2.38%)
2014	39,106	$2.74	to	$3.87	$118,841	0.16%	0.45%	to	0.90%	5.72%		to	5.24%
2013	43,120	$2.60	to	$3.68	$125,047	0.40%	0.45%	to	0.90%	35.45%		to	34.84%
Fid VIP Mid Cap, Serv Cl 2
2017	42,656	$1.99	to	$4.17	$84,966	0.49%	0.00%	to	0.90%	20.54%		to	19.46%
2016	36,228	$1.65	to	$3.49	$73,255	0.32%	0.00%	to	0.90%	11.92%		to	10.92%
2015	38,232	$1.48	to	$3.15	$70,263	0.25%	0.00%	to	0.90%	(1.63%)		to	(2.51%)
2014	36,082	$1.50	to	$3.23	$76,919	0.02%	0.00%	to	0.90%	6.03%		to	5.08%
2013	31,136	$1.42	to	$3.07	$78,567	0.28%	0.00%	to	0.90%	35.87%		to	34.65%
Fid VIP Overseas, Serv Cl
2017	9,507	$2.39	to	$1.55	$19,898	1.34%	0.45%	to	0.90%	29.52%		to	28.94%
2016	9,938	$1.85	to	$1.20	$15,844	1.31%	0.45%	to	0.90%	(5.55%)		to	(5.97%)
2015	11,248	$1.95	to	$1.28	$18,907	1.29%	0.45%	to	0.90%	3.03%		to	2.56%
2014	11,701	$1.90	to	$1.25	$18,883	1.22%	0.45%	to	0.90%	(8.57%)		to	(8.98%)
2013	12,116	$2.07	to	$1.37	$21,261	1.27%	0.45%	to	0.90%	29.79%		to	29.21%
Fid VIP Overseas, Serv Cl 2
2017	10,545	$1.57	to	$2.14	$16,888	1.25%	0.30%	to	0.90%	29.60%		to	28.83%
2016	9,499	$1.21	to	$1.66	$12,771	1.23%	0.30%	to	0.90%	(5.55%)		to	(6.11%)
2015	10,116	$1.28	to	$1.77	$14,579	1.14%	0.30%	to	0.90%	2.99%		to	2.37%
2014	9,888	$1.25	to	$1.73	$14,573	1.11%	0.30%	to	0.90%	(8.57%)		to	(9.12%)
2013	8,952	$1.36	to	$1.91	$15,932	1.15%	0.30%	to	0.90%	29.78%		to	29.00%
Fid VIP Strategic Inc, Serv Cl 2
2017	760	$1.19	to	$1.19	$906	3.95%	0.00%	to	0.00%	7.54%		to	7.54%
2016	409	$1.11	to	$1.11	$453	4.15%	0.00%	to	0.00%	8.02%		to	8.02%
2015	275	$1.03	to	$1.03	$282	3.60%	0.00%	to	0.00%	(1.94%)		to	(1.94%)
2014	104	$1.05	to	$1.05	$109	8.98%	0.00%	to	0.00%	3.37%		to	3.37%
2013	2	$1.01	to	$1.01	$2	63.77%	0.00%	to	0.00%	0.04	%(6)	to	0.04	%(6)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	137

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Global Real Est, Cl 2
2017	20,907	$1.36	to	$2.78	$47,465	3.12%	0.30%	to	0.90%	10.14%		to	9.49%
2016	20,874	$1.23	to	$2.54	$46,447	1.20%	0.30%	to	0.90%	0.24%		to	(0.36%)
2015	21,919	$1.23	to	$2.55	$49,206	3.22%	0.30%	to	0.90%	0.27%		to	(0.33%)
2014	22,859	$1.23	to	$2.56	$53,028	0.45%	0.30%	to	0.90%	14.67%		to	13.98%
2013	22,748	$1.07	to	$2.24	$48,010	4.54%	0.30%	to	0.90%	2.01%		to	1.40%
Frank Inc, Cl 2
2017	4,742	$1.28	to	$1.08	$5,300	4.55%	0.00%	to	0.90%	9.67%		to	8.69%
2016	3,209	$1.17	to	$1.00	$3,276	4.91%	0.00%	to	0.90%	14.02%		to	13.00%
2015	3,020	$1.02	to	$0.88	$2,713	4.98%	0.00%	to	0.90%	(7.05%)		to	(7.89%)
2014	2,738	$1.10	to	$0.96	$2,663	0.69%	0.00%	to	0.90%	4.62%		to	(5.08	%)(7)
2013	4	$1.05	to	$1.05	$4	—	0.00%	to	0.00%	2.68	%(6)	to	2.68	%(6)
Frank Mutual Shares, Cl 2
2017	9,228	$1.69	to	$2.26	$20,911	2.25%	0.00%	to	0.90%	8.35%		to	7.38%
2016	9,712	$1.56	to	$2.10	$20,875	1.98%	0.00%	to	0.90%	16.06%		to	15.02%
2015	10,835	$1.35	to	$1.83	$20,189	3.09%	0.00%	to	0.90%	(4.94%)		to	(5.79%)
2014	11,305	$1.42	to	$1.94	$22,430	2.00%	0.00%	to	0.90%	7.12%		to	6.16%
2013	12,025	$1.32	to	$1.83	$22,395	2.08%	0.00%	to	0.90%	28.26%		to	27.11%
Frank Sm Cap Val, Cl 2
2017	12,544	$2.06	to	$4.72	$41,035	0.51%	0.00%	to	0.90%	10.65%		to	9.66%
2016	12,266	$1.86	to	$4.30	$40,529	0.81%	0.00%	to	0.90%	30.19%		to	29.02%
2015	12,474	$1.43	to	$3.34	$32,367	0.63%	0.00%	to	0.90%	(7.39%)		to	(8.22%)
2014	12,986	$1.54	to	$3.63	$38,946	0.62%	0.00%	to	0.90%	0.57%		to	(0.33%)
2013	12,729	$1.53	to	$3.65	$41,217	1.30%	0.00%	to	0.90%	36.24%		to	35.02%
GS VIT Mid Cap Val, Inst
2017	28,937	$1.74	to	$4.83	$90,572	0.73%	0.30%	to	0.90%	10.74%		to	10.08%
2016	28,414	$1.57	to	$4.38	$89,356	1.34%	0.30%	to	0.90%	13.19%		to	12.52%
2015	32,228	$1.39	to	$3.90	$90,612	0.39%	0.30%	to	0.90%	(9.36%)		to	(9.90%)
2014	33,501	$1.53	to	$4.33	$110,264	1.01%	0.30%	to	0.90%	13.23%		to	12.55%
2013	33,561	$1.35	to	$3.84	$104,622	0.84%	0.30%	to	0.90%	32.50%		to	31.70%
GS VIT Multi-Strategy Alt, Advisor
2017	1,193	$0.97	to	$0.94	$1,139	2.12%	0.00%	to	0.90%	5.14%		to	4.20%
2016	1,036	$0.93	to	$0.91	$945	0.82%	0.00%	to	0.90%	0.27%		to	(0.62%)
2015	715	$0.92	to	$0.91	$655	3.26%	0.00%	to	0.90%	(4.89%)		to	(5.74%)
2014	245	$0.97	to	$0.97	$238	3.97%	0.00%	to	0.90%	(2.82	%)(7)	to	(3.26	%)(7)
GS VIT Sm Cap Eq Insights, Inst
2017	1,629	$4.01	to	$3.18	$6,123	0.55%	0.45%	to	0.90%	11.07%		to	10.57%
2016	1,700	$3.61	to	$2.88	$5,764	1.19%	0.45%	to	0.90%	22.65%		to	22.10%
2015	1,852	$2.94	to	$2.36	$5,129	0.28%	0.45%	to	0.90%	(2.37%)		to	(2.80%)
2014	1,969	$3.01	to	$2.43	$5,565	0.76%	0.45%	to	0.90%	6.45%		to	5.97%
2013	2,243	$2.83	to	$2.29	$5,944	0.98%	0.45%	to	0.90%	35.01%		to	34.41%
GS VIT U.S. Eq Insights, Inst
2017	16,929	$2.18	to	$2.12	$50,655	1.41%	0.30%	to	0.90%	23.70%		to	22.96%
2016	19,039	$1.76	to	$1.73	$43,369	1.32%	0.30%	to	0.90%	10.40%		to	9.74%
2015	20,819	$1.59	to	$1.57	$42,921	1.34%	0.30%	to	0.90%	(0.31%)		to	(0.91%)
2014	23,319	$1.60	to	$1.59	$46,469	1.46%	0.30%	to	0.90%	16.02%		to	15.32%
2013	24,171	$1.38	to	$1.38	$40,041	1.15%	0.30%	to	0.90%	37.11%		to	36.29%
Invesco VI Am Fran, Ser I
2017	5,729	$1.98	to	$1.93	$11,250	0.08%	0.45%	to	0.90%	26.77%		to	26.20%
2016	6,134	$1.56	to	$1.53	$9,511	—	0.45%	to	0.90%	1.81%		to	1.35%
2015	6,818	$1.53	to	$1.51	$10,393	—	0.45%	to	0.90%	4.54%		to	4.07%
2014	7,454	$1.46	to	$1.45	$10,879	0.04%	0.45%	to	0.90%	7.95%		to	7.47%
2013	8,104	$1.36	to	$1.35	$10,965	0.43%	0.45%	to	0.90%	39.51%		to	38.88%

138	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser II
2017	5,559	$2.05	to	$1.90	$10,952	—	0.30%	to	0.90%	26.65%		to	25.89%
2016	6,046	$1.62	to	$1.51	$9,310	—	0.30%	to	0.90%	1.71%		to	1.11%
2015	6,514	$1.59	to	$1.49	$9,886	—	0.30%	to	0.90%	4.44%		to	3.81%
2014	7,031	$1.53	to	$1.44	$10,199	—	0.30%	to	0.90%	7.84%		to	7.20%
2013	7,041	$1.42	to	$1.34	$9,464	0.25%	0.30%	to	0.90%	39.38%		to	38.54%
Invesco VI Bal Risk Alloc, Ser II
2017	5,691	$1.24	to	$1.14	$6,610	4.03%	0.00%	to	0.90%	9.83%		to	8.85%
2016	4,342	$1.13	to	$1.05	$4,605	0.21%	0.00%	to	0.90%	11.51%		to	10.52%
2015	2,494	$1.01	to	$0.95	$2,385	4.68%	0.00%	to	0.90%	(4.40%)		to	(5.26%)
2014	1,223	$1.06	to	$1.00	$1,231	—	0.00%	to	0.90%	5.71%		to	(1.24	%)(7)
2013	1	$1.00	to	$1.00	$1	—	0.00%	to	0.00%	(0.81	%)(6)	to	(0.81	%)(6)
Invesco VI Comstock, Ser II
2017	3,824	$1.91	to	$1.77	$9,519	1.93%	0.30%	to	0.90%	17.22%		to	16.52%
2016	4,393	$1.63	to	$1.52	$8,878	1.26%	0.30%	to	0.90%	16.64%		to	15.94%
2015	5,513	$1.39	to	$1.31	$9,628	1.66%	0.30%	to	0.90%	(6.47%)		to	(7.03%)
2014	6,341	$1.49	to	$1.41	$11,366	1.13%	0.30%	to	0.90%	8.77%		to	8.12%
2013	5,558	$1.37	to	$1.30	$8,963	1.56%	0.30%	to	0.90%	35.24%		to	34.44%
Invesco VI Core Eq, Ser I
2017	36,303	$2.73	to	$3.29	$109,639	1.03%	0.45%	to	0.90%	12.67%		to	12.16%
2016	40,315	$2.42	to	$2.93	$108,518	0.75%	0.45%	to	0.90%	9.77%		to	9.28%
2015	44,945	$2.21	to	$2.68	$110,617	1.11%	0.45%	to	0.90%	(6.19%)		to	(6.61%)
2014	50,013	$2.35	to	$2.88	$131,660	0.85%	0.45%	to	0.90%	7.66%		to	7.18%
2013	54,992	$2.19	to	$2.68	$135,066	1.38%	0.45%	to	0.90%	28.67%		to	28.09%
Invesco VI Div Divd, Ser I
2017	11,793	$1.87	to	$1.94	$23,160	1.70%	0.30%	to	0.90%	8.25%		to	7.60%
2016	12,201	$1.72	to	$1.80	$22,220	1.49%	0.30%	to	0.90%	14.47%		to	13.79%
2015	7,157	$1.51	to	$1.59	$11,424	1.69%	0.30%	to	0.90%	1.76%		to	1.15%
2014	6,484	$1.48	to	$1.57	$10,205	1.79%	0.30%	to	0.90%	12.49%		to	11.82%
2013	6,183	$1.32	to	$1.40	$8,690	2.45%	0.30%	to	0.90%	30.64%		to	29.86%
Invesco VI Intl Gro, Ser II
2017	14,709	$1.44	to	$1.29	$27,062	1.26%	0.30%	to	0.90%	22.36%		to	21.63%
2016	16,524	$1.17	to	$1.06	$23,731	1.20%	0.30%	to	0.90%	(0.99%)		to	(1.58%)
2015	16,532	$1.18	to	$1.08	$24,088	1.29%	0.30%	to	0.90%	(2.91%)		to	(3.49%)
2014	16,739	$1.22	to	$1.12	$24,697	1.45%	0.30%	to	0.90%	(0.21%)		to	(0.81%)
2013	14,387	$1.22	to	$1.13	$21,364	1.06%	0.30%	to	0.90%	18.36%		to	17.65%
Invesco VI Mid Cap Gro, Ser I
2017	6,414	$1.85	to	$1.73	$11,364	—	0.30%	to	0.90%	22.12%		to	21.40%
2016	6,846	$1.52	to	$1.42	$9,908	—	0.30%	to	0.90%	0.46%		to	(0.15%)
2015	5,135	$1.51	to	$1.42	$7,407	—	0.30%	to	0.90%	0.90%		to	0.30%
2014	5,283	$1.50	to	$1.42	$7,568	—	0.30%	to	0.90%	7.71%		to	7.07%
2013	5,522	$1.39	to	$1.33	$7,359	0.41%	0.30%	to	0.90%	36.60%		to	35.79%
Invesco VI Tech, Ser I
2017	3,215	$2.02	to	$2.47	$9,530	—	0.30%	to	0.90%	34.73%		to	33.93%
2016	3,553	$1.50	to	$1.85	$7,689	—	0.30%	to	0.90%	(1.05%)		to	(1.64%)
2015	4,676	$1.51	to	$1.88	$10,010	—	0.30%	to	0.90%	6.49%		to	5.86%
2014	4,002	$1.42	to	$1.77	$8,185	—	0.30%	to	0.90%	10.72%		to	10.06%
2013	3,648	$1.28	to	$1.61	$6,620	—	0.30%	to	0.90%	24.77%		to	24.02%
Ivy VIP Asset Strategy
2017	1,692	$1.09	to	$0.99	$1,736	1.50%	0.00%	to	0.90%	18.27%		to	17.22%
2016	2,419	$0.92	to	$0.84	$2,091	0.55%	0.00%	to	0.90%	(2.57%)		to	(3.44%)
2015	3,335	$0.95	to	$0.87	$2,956	0.36%	0.00%	to	0.90%	(8.35%)		to	(9.17%)
2014	1,808	$1.03	to	$0.96	$1,768	0.14%	0.00%	to	0.90%	(5.26%)		to	(4.86	%)(7)
2013	2	$1.09	to	$1.09	$2	—	0.00%	to	0.00%	4.56	%(6)	to	4.56	%(6)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	139

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson Enterprise, Serv
2017	4,758	$4.68	to	$1.80	$16,847	0.14%	0.45%	to	0.90%	26.52%		to	25.95%
2016	4,849	$3.70	to	$1.43	$13,476	0.03%	0.45%	to	0.90%	11.60%		to	11.10%
2015	4,708	$3.31	to	$1.29	$11,735	0.53%	0.45%	to	0.90%	3.30%		to	2.84%
2014	4,672	$3.21	to	$1.25	$11,061	0.03%	0.45%	to	0.90%	11.74%		to	11.24%
2013	5,030	$2.87	to	$1.13	$10,478	0.36%	0.45%	to	0.90%	31.45%		to	30.86%
Janus Henderson Flex Bond, Serv
2017	375	$1.11	to	$1.11	$417	2.43%	0.00%	to	0.00%	3.35%		to	3.35%
2016	459	$1.08	to	$1.08	$494	2.94%	0.00%	to	0.00%	2.22%		to	2.22%
2015	154	$1.05	to	$1.05	$162	2.58%	0.00%	to	0.00%	(0.06%)		to	(0.06%)
2014	28	$1.05	to	$1.05	$30	4.84%	0.00%	to	0.00%	4.69%		to	4.69%
2013	0	$1.01	to	$1.01	$0	4.00%	0.00%	to	0.00%	0.04	%(6)	to	0.04	%(6)
Janus Henderson Gbl Alloc Mod, Srv
2017	282	$1.44	to	$1.44	$406	0.82%	0.00%	to	0.00%	16.25%		to	16.25%
2016	214	$1.24	to	$1.24	$265	1.25%	0.00%	to	0.00%	2.95%		to	2.95%
2015	177	$1.20	to	$1.20	$213	0.79%	0.00%	to	0.00%	(2.37%)		to	(2.37%)
2014	137	$1.23	to	$1.23	$169	3.18%	0.00%	to	0.00%	3.22%		to	3.22%
2013	85	$1.19	to	$1.19	$102	5.86%	0.00%	to	0.00%	14.69%		to	14.69%
Janus Henderson Global Tech, Serv
2017	8,044	$2.59	to	$1.50	$24,274	—	0.30%	to	0.90%	44.48%		to	43.62%
2016	8,959	$1.79	to	$1.04	$16,410	0.09%	0.30%	to	0.90%	13.51%		to	12.83%
2015	9,428	$1.58	to	$0.92	$15,266	—	0.30%	to	0.90%	4.33%		to	3.71%
2014	9,233	$1.52	to	$0.89	$14,011	—	0.30%	to	0.90%	9.02%		to	8.37%
2013	9,857	$1.39	to	$0.82	$13,148	—	0.30%	to	0.90%	34.98%		to	34.18%
Janus Henderson Overseas, Serv
2017	22,471	$1.19	to	$1.48	$38,147	1.59%	0.30%	to	0.90%	30.41%		to	29.64%
2016	24,229	$0.91	to	$1.14	$31,600	4.69%	0.30%	to	0.90%	(6.99%)		to	(7.54%)
2015	26,524	$0.98	to	$1.23	$37,183	0.50%	0.30%	to	0.90%	(9.08%)		to	(9.62%)
2014	29,545	$1.08	to	$1.36	$45,486	2.98%	0.30%	to	0.90%	(12.36%)		to	(12.89%)
2013	32,612	$1.23	to	$1.56	$57,153	3.04%	0.30%	to	0.90%	13.94%		to	13.26%
Janus Henderson Res, Serv
2017	4,434	$2.01	to	$1.95	$11,178	0.24%	0.00%	to	0.90%	27.56%		to	26.42%
2016	5,161	$1.58	to	$1.55	$9,728	0.38%	0.00%	to	0.90%	0.27%		to	(0.63%)
2015	5,636	$1.57	to	$1.55	$10,592	0.45%	0.00%	to	0.90%	5.07%		to	4.13%
2014	5,721	$1.50	to	$1.49	$10,033	0.22%	0.00%	to	0.90%	12.73%		to	11.72%
2013	6,166	$1.33	to	$1.34	$9,402	0.66%	0.00%	to	0.90%	30.00%		to	28.83%
Lazard Ret Global Dyn MA, Serv
2017	1,648	$1.36	to	$1.20	$2,026	—	0.00%	to	0.90%	20.53%		to	19.45%
2016	1,587	$1.13	to	$1.00	$1,614	0.21%	0.00%	to	0.90%	3.30%		to	2.38%
2015	2,095	$1.09	to	$0.98	$2,072	—	0.00%	to	0.90%	(0.44%)		to	(1.34%)
2014	753	$1.10	to	$0.99	$754	1.52%	0.00%	to	0.90%	2.70%		to	(1.84	%)(7)
2013	—	$1.07	to	$1.07	$0	1.43%	0.00%	to	0.00%	4.16	%(6)	to	4.16	%(6)
MFS Mass Inv Gro Stock, Serv Cl
2017	27,149	$1.32	to	$1.30	$35,688	0.42%	0.30%	to	0.90%	27.72%		to	26.96%
2016	29,260	$1.04	to	$1.02	$30,145	0.38%	0.30%	to	0.90%	5.53%		to	4.89%
2015	31,277	$0.98	to	$0.98	$30,623	0.60%	0.30%	to	0.90%	(1.85	%)(8)	to	(2.30	%)(8)
MFS New Dis, Serv Cl
2017	6,766	$1.75	to	$2.35	$22,794	—	0.30%	to	0.90%	25.95%		to	25.20%
2016	7,476	$1.39	to	$1.87	$19,951	—	0.30%	to	0.90%	8.47%		to	7.83%
2015	8,493	$1.28	to	$1.74	$20,555	—	0.30%	to	0.90%	(2.44%)		to	(3.02%)
2014	9,611	$1.31	to	$1.79	$23,574	—	0.30%	to	0.90%	(7.77%)		to	(8.32%)
2013	11,566	$1.42	to	$1.95	$29,785	—	0.30%	to	0.90%	40.79%		to	39.95%

140	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Utilities, Serv Cl
2017	9,358	$1.54	to	$4.40	$22,959	4.11%	0.00%	to	0.90%	14.49%		to	13.47%
2016	8,643	$1.35	to	$3.88	$22,773	3.68%	0.00%	to	0.90%	11.23%		to	10.24%
2015	9,246	$1.21	to	$3.52	$22,085	3.86%	0.00%	to	0.90%	(14.76%)		to	(15.52%)
2014	10,461	$1.42	to	$4.17	$31,864	1.97%	0.00%	to	0.90%	12.47%		to	11.46%
2013	9,304	$1.26	to	$3.74	$27,739	2.13%	0.00%	to	0.90%	20.21%		to	19.14%
MS VIF Global Real Est, Cl II
2017	5,698	$1.35	to	$1.16	$10,115	2.42%	0.30%	to	0.90%	9.38%		to	8.73%
2016	6,975	$1.23	to	$1.07	$10,236	1.35%	0.30%	to	0.90%	2.81%		to	2.20%
2015	8,384	$1.20	to	$1.05	$11,927	2.23%	0.30%	to	0.90%	(1.71%)		to	(2.30%)
2014	9,158	$1.22	to	$1.07	$12,810	0.74%	0.30%	to	0.90%	13.51%		to	12.83%
2013	9,391	$1.08	to	$0.95	$11,297	3.67%	0.30%	to	0.90%	2.33%		to	1.71%
MS VIF Mid Cap Gro, Cl II
2017	3,218	$1.74	to	$1.84	$7,487	—	0.00%	to	0.90%	38.60%		to	37.36%
2016	3,387	$1.26	to	$1.34	$5,490	—	0.00%	to	0.90%	(8.84%)		to	(9.66%)
2015	3,874	$1.38	to	$1.48	$6,997	—	0.00%	to	0.90%	(5.99%)		to	(6.83%)
2014	4,867	$1.46	to	$1.59	$9,328	—	0.00%	to	0.90%	1.84%		to	0.93%
2013	4,743	$1.44	to	$1.58	$8,929	0.24%	0.00%	to	0.90%	37.48%		to	36.25%
NB AMT Sus Eq, Cl S
2017	115	$2.01	to	$2.01	$231	0.39%	0.00%	to	0.00%	18.11%		to	18.11%
2016	78	$1.70	to	$1.70	$133	0.57%	0.00%	to	0.00%	9.64%		to	9.64%
2015	44	$1.55	to	$1.55	$69	0.26%	0.00%	to	0.00%	(0.59%)		to	(0.59%)
2014	95	$1.56	to	$1.56	$149	0.12%	0.00%	to	0.00%	10.11%		to	10.11%
2013	28	$1.42	to	$1.42	$40	0.83%	0.00%	to	0.00%	37.41%		to	37.41%
NB AMT US Eq Index PW Strat, Cl S
2017	530	$1.00	to	$0.97	$519	—	0.00%	to	0.90%	6.68%		to	5.72%
2016	433	$0.93	to	$0.91	$398	—	0.00%	to	0.90%	(0.64%)		to	(1.54%)
2015	514	$0.94	to	$0.93	$478	—	0.00%	to	0.90%	(5.06%)		to	(5.91%)
2014	228	$0.99	to	$0.99	$225	—	0.00%	to	0.90%	(1.19	%)(7)	to	(1.64	%)(7)
Oppen Global VA, Serv
2017	8,565	$2.02	to	$2.35	$22,586	0.71%	0.00%	to	0.90%	36.32%		to	35.10%
2016	7,751	$1.48	to	$1.74	$14,759	0.78%	0.00%	to	0.90%	(0.16%)		to	(1.05%)
2015	8,417	$1.48	to	$1.76	$16,293	1.08%	0.00%	to	0.90%	3.67%		to	2.74%
2014	7,406	$1.43	to	$1.71	$13,900	0.87%	0.00%	to	0.90%	2.06%		to	1.14%
2013	6,710	$1.40	to	$1.70	$12,391	1.12%	0.00%	to	0.90%	26.99%		to	25.85%
Oppen Global Strategic Inc VA, Srv
2017	27,692	$1.14	to	$1.57	$42,335	1.98%	0.00%	to	0.90%	6.04%		to	5.08%
2016	27,639	$1.07	to	$1.49	$41,543	4.62%	0.00%	to	0.90%	6.26%		to	5.31%
2015	32,055	$1.01	to	$1.42	$45,707	5.48%	0.00%	to	0.90%	(2.49%)		to	(3.37%)
2014	35,155	$1.04	to	$1.46	$51,960	3.87%	0.00%	to	0.90%	2.49%		to	1.57%
2013	37,230	$1.01	to	$1.44	$54,362	4.78%	0.00%	to	0.90%	0.00	%(6)	to	(1.26%)
Oppen Main St Sm Cap VA, Serv
2017	8,352	$2.07	to	$2.54	$24,088	0.65%	0.00%	to	0.90%	13.91%		to	12.89%
2016	7,409	$1.82	to	$2.25	$18,842	0.25%	0.00%	to	0.90%	17.67%		to	16.62%
2015	6,894	$1.55	to	$1.93	$15,265	0.64%	0.00%	to	0.90%	(6.09%)		to	(6.94%)
2014	6,209	$1.65	to	$2.08	$14,648	0.64%	0.00%	to	0.90%	11.65%		to	10.65%
2013	5,792	$1.47	to	$1.88	$11,940	0.69%	0.00%	to	0.90%	40.62%		to	39.36%
PIMCO VIT All Asset, Advisor Cl
2017	10,586	$1.21	to	$1.52	$17,224	4.51%	0.00%	to	0.90%	13.38%		to	12.36%
2016	11,365	$1.07	to	$1.35	$16,502	2.46%	0.00%	to	0.90%	12.91%		to	11.90%
2015	13,719	$0.95	to	$1.21	$17,569	2.95%	0.00%	to	0.90%	(9.19%)		to	(10.00%)
2014	18,730	$1.04	to	$1.34	$26,696	4.86%	0.00%	to	0.90%	0.45%		to	(0.45%)
2013	23,218	$1.04	to	$1.35	$33,313	4.33%	0.00%	to	0.90%	0.11%		to	(0.79%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	141

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
PIMCO VIT Glb MA Man Alloc, Adv Cl
2017	114	$1.17	to	$1.17	$133	2.19%	0.00%	to	0.00%	13.99%		to	13.99%
2016	96	$1.03	to	$1.03	$99	2.54%	0.00%	to	0.00%	3.92%		to	3.92%
2015	94	$0.99	to	$0.99	$93	2.13%	0.00%	to	0.00%	(0.26%)		to	(0.26%)
2014	83	$0.99	to	$0.99	$82	2.79%	0.00%	to	0.00%	4.57%		to	4.57%
2013	55	$0.95	to	$0.95	$52	3.25%	0.00%	to	0.00%	(7.91%)		to	(7.91%)
PIMCO VIT Tot Return, Advisor Cl
2017	3,467	$1.12	to	$1.07	$3,743	1.93%	0.00%	to	0.90%	4.81%		to	3.87%
2016	2,097	$1.07	to	$1.03	$2,172	1.98%	0.00%	to	0.90%	2.58%		to	1.66%
2015	1,219	$1.04	to	$1.01	$1,240	5.65%	0.00%	to	0.90%	0.01%		to	(0.89%)
2014	384	$1.04	to	$1.02	$394	4.55%	0.00%	to	0.90%	4.53%		to	0.91	%(7)
2013	10	$1.00	to	$1.00	$12	5.28%	0.00%	to	0.00%	(0.59	%)(6)	to	(0.59	%)(6)
Put VT Global Hlth Care, Cl IB
2017	6,777	$1.97	to	$2.84	$18,570	0.53%	0.30%	to	0.90%	14.95%		to	14.27%
2016	7,099	$1.72	to	$2.49	$17,596	—	0.30%	to	0.90%	(11.62%)		to	(12.14%)
2015	9,324	$1.94	to	$2.83	$26,289	6.84%	0.30%	to	0.90%	7.46%		to	6.82%
2014	6,178	$1.81	to	$2.65	$16,425	8.60%	0.30%	to	0.90%	27.26%		to	26.50%
2013	4,518	$1.42	to	$2.10	$9,547	0.90%	0.30%	to	0.90%	41.24%		to	40.39%
Put VT Hi Yield, Cl IB
2017	3,035	$2.39	to	$2.50	$7,330	6.01%	0.45%	to	0.90%	6.50%		to	6.02%
2016	3,441	$2.24	to	$2.36	$7,819	6.39%	0.45%	to	0.90%	15.03%		to	14.51%
2015	3,779	$1.95	to	$2.06	$7,480	6.97%	0.45%	to	0.90%	(5.77%)		to	(6.20%)
2014	4,259	$2.07	to	$2.19	$8,966	6.07%	0.45%	to	0.90%	1.11%		to	0.64%
2013	4,473	$2.05	to	$2.18	$9,355	6.90%	0.45%	to	0.90%	7.37%		to	6.89%
Put VT Intl Eq, Cl IB
2017	2,990	$1.52	to	$1.89	$5,892	2.14%	0.30%	to	0.90%	26.20%		to	25.45%
2016	2,908	$1.21	to	$1.51	$4,631	3.35%	0.30%	to	0.90%	(2.75%)		to	(3.33%)
2015	2,896	$1.24	to	$1.56	$4,771	1.10%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2014	2,429	$1.24	to	$1.57	$4,007	0.88%	0.30%	to	0.90%	(7.06%)		to	(7.61%)
2013	2,015	$1.34	to	$1.70	$3,551	1.41%	0.30%	to	0.90%	27.69%		to	26.92%
Put VT Sus Leaders, Cl IA
2017	31,396	$3.87	to	$3.34	$112,419	0.84%	0.45%	to	0.90%	28.98%		to	28.40%
2016	34,472	$3.00	to	$2.60	$95,803	0.93%	0.45%	to	0.90%	7.58%		to	7.10%
2015	35,708	$2.79	to	$2.43	$92,008	1.91%	0.45%	to	0.90%	(0.52%)		to	(0.97%)
2014	39,487	$2.80	to	$2.46	$102,461	0.52%	0.45%	to	0.90%	13.29%		to	12.78%
2013	42,969	$2.47	to	$2.18	$98,570	0.74%	0.45%	to	0.90%	36.13%		to	35.52%
Put VT Sus Leaders, Cl IB
2017	1,029	$2.16	to	$2.53	$2,550	0.58%	0.30%	to	0.90%	28.84%		to	28.07%
2016	907	$1.68	to	$1.98	$1,759	1.50%	0.30%	to	0.90%	7.47%		to	6.82%
2015	4,260	$1.56	to	$1.85	$7,971	1.67%	0.30%	to	0.90%	(0.59%)		to	(1.18%)
2014	4,347	$1.57	to	$1.87	$8,250	0.32%	0.30%	to	0.90%	13.15%		to	12.47%
2013	4,473	$1.39	to	$1.66	$7,529	0.50%	0.30%	to	0.90%	36.03%		to	35.22%
Royce Micro-Cap, Invest Cl
2017	11,553	$2.59	to	$3.76	$32,584	0.66%	0.45%	to	0.90%	4.71%		to	4.25%
2016	12,678	$2.47	to	$3.61	$34,331	0.70%	0.45%	to	0.90%	19.18%		to	18.64%
2015	14,318	$2.07	to	$3.04	$32,661	—	0.45%	to	0.90%	(12.85%)		to	(13.24%)
2014	16,104	$2.38	to	$3.51	$42,504	—	0.45%	to	0.90%	(4.01%)		to	(4.44%)
2013	18,298	$2.48	to	$3.67	$50,797	0.51%	0.45%	to	0.90%	20.44%		to	19.90%
Temp Global Bond, Cl 2
2017	3,815	$1.04	to	$0.96	$3,754	—	0.00%	to	0.90%	1.93%		to	1.01%
2016	2,999	$1.02	to	$0.95	$2,899	—	0.00%	to	0.90%	2.94%		to	2.02%
2015	3,043	$0.99	to	$0.94	$2,876	7.47%	0.00%	to	0.90%	(4.30%)		to	(5.16%)
2014	1,474	$1.04	to	$0.99	$1,464	1.57%	0.00%	to	0.90%	1.83%		to	(1.76	%)(7)
2013	2	$1.02	to	$1.02	$2	—	0.00%	to	0.00%	0.38	%(6)	to	0.38	%(6)

142	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Third Ave Val
2017	11,970	$2.51	to	$3.20	$32,021	0.84%	0.45%	to	0.90%	13.08%		to	12.57%
2016	12,933	$2.22	to	$2.85	$30,716	0.81%	0.45%	to	0.90%	11.72%		to	11.22%
2015	14,736	$1.99	to	$2.56	$31,423	3.32%	0.45%	to	0.90%	(9.30%)		to	(9.71%)
2014	16,404	$2.19	to	$2.83	$38,804	2.93%	0.45%	to	0.90%	3.91%		to	3.44%
2013	17,979	$2.11	to	$2.74	$41,226	3.33%	0.45%	to	0.90%	18.43%		to	17.90%
VanEck VIP Global Gold, Cl S
2017	3,171	$1.02	to	$0.93	$3,000	4.28%	0.00%	to	0.90%	11.63%		to	10.63%
2016	3,063	$0.91	to	$0.84	$2,595	0.23%	0.00%	to	0.90%	47.94%		to	46.62%
2015	1,044	$0.61	to	$0.57	$603	—	0.00%	to	0.90%	(24.16%)		to	(24.84%)
2014	449	$0.81	to	$0.76	$344	0.02%	0.00%	to	0.90%	(6.04%)		to	(30.79	%)(7)
2013	3	$0.86	to	$0.86	$3	—	0.00%	to	0.00%	(13.73	%)(6)	to	(13.73	%)(6)
VP Aggr, Cl 2
2017	136,904	$1.65	to	$1.85	$244,724	—	0.00%	to	0.90%	18.91%		to	17.85%
2016	126,807	$1.39	to	$1.57	$193,614	—	0.00%	to	0.90%	5.91%		to	4.96%
2015	124,746	$1.31	to	$1.49	$181,784	—	0.00%	to	0.90%	(0.76%)		to	(1.65%)
2014	109,301	$1.32	to	$1.52	$162,903	—	0.00%	to	0.90%	5.53%		to	4.58%
2013	90,121	$1.25	to	$1.45	$129,640	—	0.00%	to	0.90%	20.74%		to	19.65%
VP Aggr, Cl 4
2017	199,757	$1.60	to	$1.85	$363,471	—	0.30%	to	0.90%	18.52%		to	17.81%
2016	205,807	$1.35	to	$1.57	$322,620	—	0.30%	to	0.90%	5.65%		to	5.02%
2015	222,489	$1.27	to	$1.50	$331,221	—	0.30%	to	0.90%	(1.05%)		to	(1.65%)
2014	228,769	$1.29	to	$1.52	$347,035	—	0.30%	to	0.90%	5.21%		to	4.57%
2013	230,663	$1.22	to	$1.45	$335,427	—	0.30%	to	0.90%	20.35%		to	19.62%
VP Col Wanger Intl Eq, Cl 2
2017	1,818	$1.64	to	$1.64	$2,974	0.75%	0.00%	to	0.00%	31.93%		to	31.93%
2016	1,162	$1.24	to	$1.24	$1,441	1.43%	0.00%	to	0.00%	(0.78%)		to	(0.78%)
2015	1,072	$1.25	to	$1.25	$1,340	1.41%	0.00%	to	0.00%	(1.64%)		to	(1.64%)
2014	711	$1.27	to	$1.27	$903	1.87%	0.00%	to	0.00%	(4.05%)		to	(4.05%)
2013	259	$1.32	to	$1.32	$343	1.74%	0.00%	to	0.00%	22.02%		to	22.02%
VP Conserv, Cl 2
2017	10,587	$1.21	to	$1.30	$13,766	—	0.00%	to	0.90%	7.42%		to	6.46%
2016	13,191	$1.13	to	$1.22	$16,100	—	0.00%	to	0.90%	3.44%		to	2.51%
2015	12,778	$1.09	to	$1.19	$15,157	—	0.00%	to	0.90%	(0.16%)		to	(1.06%)
2014	13,325	$1.09	to	$1.20	$15,980	—	0.00%	to	0.90%	4.24%		to	3.30%
2013	15,876	$1.05	to	$1.16	$18,443	—	0.00%	to	0.90%	3.18%		to	2.24%
VP Conserv, Cl 4
2017	15,994	$1.18	to	$1.30	$20,895	—	0.30%	to	0.90%	7.02%		to	6.38%
2016	19,023	$1.10	to	$1.22	$23,326	—	0.30%	to	0.90%	3.13%		to	2.51%
2015	18,600	$1.07	to	$1.19	$22,196	—	0.30%	to	0.90%	(0.46%)		to	(1.06%)
2014	19,601	$1.08	to	$1.20	$23,599	—	0.30%	to	0.90%	4.02%		to	3.39%
2013	28,683	$1.03	to	$1.16	$33,484	—	0.30%	to	0.90%	2.79%		to	2.16%
VP Man Vol Conserv, Cl 2
2017	1,289	$1.11	to	$1.08	$1,409	—	0.00%	to	0.90%	7.89%		to	6.92%
2016	1,574	$1.03	to	$1.01	$1,601	—	0.00%	to	0.90%	3.06%		to	2.13%
2015	639	$1.00	to	$0.99	$633	—	0.00%	to	0.90%	(1.13%)		to	(2.03%)
2014	371	$1.01	to	$1.01	$374	—	0.00%	to	0.90%	0.67	%(7)	to	0.21	%(7)
VP Man Vol Conserv Gro, Cl 2
2017	3,832	$1.14	to	$1.10	$4,287	—	0.00%	to	0.90%	11.19%		to	10.20%
2016	4,651	$1.03	to	$1.00	$4,689	—	0.00%	to	0.90%	3.17%		to	2.24%
2015	3,300	$0.99	to	$0.98	$3,245	—	0.00%	to	0.90%	(1.83%)		to	(2.71%)
2014	2,519	$1.01	to	$1.01	$2,541	—	0.00%	to	0.90%	0.55	%(7)	to	0.10	%(7)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	143

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Gro, Cl 2
2017	34,177	$1.19	to	$1.15	$39,993	—	0.00%	to	0.90%	17.48%		to	16.43%
2016	28,478	$1.01	to	$0.99	$28,387	—	0.00%	to	0.90%	3.37%		to	2.44%
2015	30,602	$0.98	to	$0.96	$29,671	—	0.00%	to	0.90%	(3.34%)		to	(4.21%)
2014	19,055	$1.01	to	$1.01	$19,222	—	0.00%	to	0.90%	0.34	%(7)	to	(0.11	%)(7)
VP Man Vol Mod Gro, Cl 2
2017	25,088	$1.17	to	$1.13	$28,789	—	0.00%	to	0.90%	14.34%		to	13.32%
2016	24,415	$1.02	to	$1.00	$24,563	—	0.00%	to	0.90%	3.42%		to	2.49%
2015	23,281	$0.99	to	$0.97	$22,774	—	0.00%	to	0.90%	(2.52%)		to	(3.40%)
2014	16,303	$1.01	to	$1.01	$16,469	—	0.00%	to	0.90%	0.57	%(7)	to	0.12	%(7)
VP Mod, Cl 2
2017	235,009	$1.42	to	$1.57	$366,198	—	0.00%	to	0.90%	13.22%		to	12.21%
2016	241,303	$1.25	to	$1.40	$336,097	—	0.00%	to	0.90%	4.63%		to	3.70%
2015	242,400	$1.20	to	$1.35	$325,206	—	0.00%	to	0.90%	(0.56%)		to	(1.45%)
2014	244,922	$1.20	to	$1.37	$333,959	—	0.00%	to	0.90%	5.06%		to	4.12%
2013	232,254	$1.15	to	$1.32	$305,001	—	0.00%	to	0.90%	11.36%		to	10.35%
VP Mod, Cl 4
2017	400,097	$1.37	to	$1.58	$629,938	—	0.30%	to	0.90%	12.87%		to	12.19%
2016	438,780	$1.22	to	$1.40	$618,470	—	0.30%	to	0.90%	4.32%		to	3.69%
2015	477,669	$1.17	to	$1.35	$647,973	—	0.30%	to	0.90%	(0.85%)		to	(1.45%)
2014	511,919	$1.18	to	$1.37	$704,386	—	0.30%	to	0.90%	4.75%		to	4.11%
2013	553,534	$1.12	to	$1.32	$732,336	—	0.30%	to	0.90%	11.10%		to	10.42%
VP Mod Aggr, Cl 2
2017	356,965	$1.53	to	$1.71	$591,249	—	0.00%	to	0.90%	16.15%		to	15.11%
2016	342,835	$1.32	to	$1.49	$496,512	—	0.00%	to	0.90%	5.27%		to	4.32%
2015	337,001	$1.25	to	$1.42	$468,274	—	0.00%	to	0.90%	(0.73%)		to	(1.62%)
2014	312,747	$1.26	to	$1.45	$443,762	—	0.00%	to	0.90%	5.15%		to	4.20%
2013	273,392	$1.20	to	$1.39	$376,028	—	0.00%	to	0.90%	16.07%		to	15.03%
VP Mod Aggr, Cl 4
2017	654,007	$1.48	to	$1.71	$1,105,955	—	0.30%	to	0.90%	15.85%		to	15.15%
2016	691,922	$1.28	to	$1.49	$1,027,371	—	0.30%	to	0.90%	4.95%		to	4.32%
2015	748,667	$1.22	to	$1.43	$1,063,929	—	0.30%	to	0.90%	(1.09%)		to	(1.69%)
2014	775,219	$1.23	to	$1.45	$1,122,895	—	0.30%	to	0.90%	4.90%		to	4.26%
2013	797,385	$1.17	to	$1.39	$1,110,942	—	0.30%	to	0.90%	15.70%		to	15.00%
VP Mod Conserv, Cl 2
2017	36,972	$1.31	to	$1.43	$52,960	—	0.00%	to	0.90%	10.01%		to	9.02%
2016	46,631	$1.19	to	$1.31	$61,117	—	0.00%	to	0.90%	3.97%		to	3.03%
2015	39,242	$1.14	to	$1.27	$50,023	—	0.00%	to	0.90%	(0.22%)		to	(1.12%)
2014	43,585	$1.15	to	$1.28	$56,080	—	0.00%	to	0.90%	4.77%		to	3.83%
2013	51,404	$1.09	to	$1.24	$63,634	—	0.00%	to	0.90%	7.13%		to	6.16%
VP Mod Conserv, Cl 4
2017	56,168	$1.27	to	$1.43	$80,158	—	0.30%	to	0.90%	9.59%		to	8.93%
2016	65,124	$1.16	to	$1.31	$85,866	—	0.30%	to	0.90%	3.73%		to	3.10%
2015	60,936	$1.12	to	$1.27	$77,811	—	0.30%	to	0.90%	(0.59%)		to	(1.20%)
2014	73,245	$1.13	to	$1.29	$94,575	—	0.30%	to	0.90%	4.45%		to	3.82%
2013	91,216	$1.08	to	$1.24	$113,393	—	0.30%	to	0.90%	6.79%		to	6.14%
VP Ptnrs Core Bond, Cl 2
2017	254	$1.10	to	$1.10	$279	1.44%	0.00%	to	0.00%	3.34%		to	3.34%
2016	175	$1.06	to	$1.06	$186	2.00%	0.00%	to	0.00%	2.24%		to	2.24%
2015	37	$1.04	to	$1.04	$39	1.70%	0.00%	to	0.00%	0.54%		to	0.54%
2014	13	$1.03	to	$1.03	$14	1.60%	0.00%	to	0.00%	5.11%		to	5.11%
2013	5	$0.98	to	$0.98	$5	2.01%	0.00%	to	0.00%	(2.49%)		to	(2.49%)

144	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Sm Cap Gro, Cl 2
2017	156	$1.69	to	$1.69	$263	—	0.00%	to	0.00%	18.49%	to	18.49%
2016	101	$1.43	to	$1.43	$144	—	0.00%	to	0.00%	6.38%	to	6.38%
2015	43	$1.34	to	$1.34	$58	—	0.00%	to	0.00%	(5.32%)	to	(5.32%)
2014	28	$1.41	to	$1.41	$40	—	0.00%	to	0.00%	(0.50%)	to	(0.50%)
2013	15	$1.42	to	$1.42	$22	—	0.00%	to	0.00%	39.89%	to	39.89%
VP Ptnrs Sm Cap Val, Cl 2
2017	193	$1.76	to	$1.76	$341	—	0.00%	to	0.00%	6.89%	to	6.89%
2016	145	$1.65	to	$1.65	$239	—	0.00%	to	0.00%	25.35%	to	25.35%
2015	93	$1.32	to	$1.32	$122	—	0.00%	to	0.00%	(9.45%)	to	(9.45%)
2014	58	$1.45	to	$1.45	$84	—	0.00%	to	0.00%	1.94%	to	1.94%
2013	17	$1.43	to	$1.43	$24	—	0.00%	to	0.00%	34.67%	to	34.67%
VP Ptnrs Sm Cap Val, Cl 3
2017	5,865	$1.70	to	$2.98	$15,420	—	0.30%	to	0.90%	6.70%	to	6.07%
2016	5,873	$1.60	to	$2.81	$15,548	—	0.30%	to	0.90%	25.16%	to	24.41%
2015	6,411	$1.28	to	$2.26	$13,540	—	0.30%	to	0.90%	(9.62%)	to	(10.17%)
2014	6,919	$1.41	to	$2.52	$16,605	—	0.30%	to	0.90%	1.76%	to	1.14%
2013	7,409	$1.39	to	$2.49	$17,951	—	0.30%	to	0.90%	34.40%	to	33.59%
Wanger Intl
2017	37,368	$1.55	to	$2.63	$97,743	1.22%	0.30%	to	0.90%	32.52%	to	31.73%
2016	37,288	$1.17	to	$2.00	$76,959	1.16%	0.30%	to	0.90%	(1.70%)	to	(2.29%)
2015	40,569	$1.19	to	$2.05	$85,635	1.44%	0.30%	to	0.90%	(0.20%)	to	(0.80%)
2014	42,699	$1.19	to	$2.06	$91,115	1.44%	0.30%	to	0.90%	(4.69%)	to	(5.26%)
2013	44,370	$1.25	to	$2.18	$100,704	2.62%	0.30%	to	0.90%	22.00%	to	21.27%
Wanger USA
2017	30,947	$1.94	to	$4.18	$107,472	—	0.30%	to	0.90%	19.22%	to	18.51%
2016	31,191	$1.63	to	$3.53	$97,613	—	0.30%	to	0.90%	13.35%	to	12.67%
2015	33,872	$1.44	to	$3.13	$94,274	—	0.30%	to	0.90%	(0.90%)	to	(1.50%)
2014	35,500	$1.45	to	$3.18	$103,544	—	0.30%	to	0.90%	4.47%	to	3.84%
2013	37,086	$1.39	to	$3.06	$108,176	0.14%	0.30%	to	0.90%	33.36%	to	32.55%
WF VT Index Asset Alloc, Cl 2
2017	6,481	$1.70	to	$2.53	$11,595	0.75%	0.30%	to	0.90%	11.91%	to	11.24%
2016	5,781	$1.52	to	$2.27	$10,153	0.88%	0.30%	to	0.90%	7.35%	to	6.71%
2015	4,767	$1.42	to	$2.13	$7,840	1.04%	0.30%	to	0.90%	0.95%	to	0.34%
2014	4,558	$1.40	to	$2.12	$8,151	1.53%	0.30%	to	0.90%	17.71%	to	17.00%
2013	3,689	$1.19	to	$1.81	$6,161	1.67%	0.30%	to	0.90%	19.27%	to	18.56%
WF VT Intl Eq, Cl 2
2017	12,157	$1.54	to	$2.04	$25,133	2.78%	0.30%	to	0.90%	23.97%	to	23.23%
2016	11,216	$1.24	to	$1.66	$18,945	2.79%	0.30%	to	0.90%	2.99%	to	2.37%
2015	13,122	$1.21	to	$1.62	$21,579	3.98%	0.30%	to	0.90%	1.50%	to	0.89%
2014	12,127	$1.19	to	$1.61	$19,767	2.70%	0.30%	to	0.90%	(5.64%)	to	(6.20%)
2013	13,239	$1.26	to	$1.71	$22,971	2.14%	0.30%	to	0.90%	19.16%	to	18.45%
WF VT Opp, Cl 2
2017	4,969	$2.01	to	$3.13	$15,483	0.68%	0.00%	to	0.90%	20.44%	to	19.36%
2016	5,354	$1.67	to	$2.62	$14,274	2.03%	0.00%	to	0.90%	12.23%	to	11.23%
2015	5,830	$1.49	to	$2.36	$14,035	0.13%	0.00%	to	0.90%	(3.08%)	to	(3.95%)
2014	6,489	$1.53	to	$2.45	$16,472	0.06%	0.00%	to	0.90%	10.42%	to	9.43%
2013	7,367	$1.39	to	$2.24	$17,154	0.20%	0.00%	to	0.90%	30.68%	to	29.51%
WF VT Sm Cap Gro, Cl 2
2017	5,580	$1.93	to	$3.46	$17,217	—	0.00%	to	0.90%	25.86%	to	24.73%
2016	5,264	$1.53	to	$2.78	$13,709	—	0.00%	to	0.90%	7.75%	to	6.78%
2015	6,422	$1.42	to	$2.60	$15,861	—	0.00%	to	0.90%	(2.88%)	to	(3.75%)
2014	5,306	$1.46	to	$2.70	$14,056	—	0.00%	to	0.90%	(1.88%)	to	(2.76%)
2013	5,586	$1.49	to	$2.78	$15,713	—	0.00%	to	0.90%	50.23%	to	48.88%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	145

	At Dec. 31					For the year ended Dec. 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment Income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
WA Var Global Hi Yd Bond, Cl II
2017	141	$1.19	to	$1.19	$167	6.22%	0.00%	to	0.00%	8.43%		to	8.43%
2016	78	$1.09	to	$1.09	$86	7.93%	0.00%	to	0.00%	15.36%		to	15.36%
2015	33	$0.95	to	$0.95	$31	9.54%	0.00%	to	0.00%	(6.08%)		to	(6.08%)
2014	17	$1.01	to	$1.01	$18	13.35%	0.00%	to	0.00%	(1.51%)		to	(1.51%)
2013	2	$1.03	to	$1.03	$2	75.18%	0.00%	to	0.00%	0.83	%(6)	to	0.83	%(6)

(1)	The accumulation unit values and total returns are based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

(5)	New subaccount operations commenced on April 26, 2013.
(6)	New subaccount operations commenced on Oct. 21, 2013.
(7)	New subaccount operations commenced on June 30, 2014.
(8)	New subaccount operations commenced on March 27, 2015.
(9)	New subaccount operations commenced on April 28, 2017.

146	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY:

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2017 and 2016, and the related consolidated statements of income, comprehensive income, shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2017, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterHouseCoopers LLP

Minneapolis, Minnesota

February 22, 2018

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2017	2016
Assets
Investments:
Available-for-Sale:
Fixed maturities, at fair value (amortized cost: 2017, $20,764; 2016, $21,464)	$22,155	$22,682
Common stocks, at fair value (cost: 2017, $1; 2016, $4)	—	10
Mortgage loans, at amortized cost (less allowance for loan losses: 2017, $16; 2016, $19)	2,619	2,874
Policy loans	845	830
Other investments	900	998
Total investments	26,519	27,394
Cash and cash equivalents	1,062	323
Reinsurance recoverables	2,876	2,623
Other receivables	207	262
Accrued investment income	219	237
Deferred acquisition costs	2,639	2,611
Other assets	4,358	4,305
Separate account assets	82,560	76,298
Total assets	$120,440	$114,053

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$29,178	$29,514
Short-term borrowings	200	200
Other liabilities	4,674	4,253
Separate account liabilities	82,560	76,298
Total liabilities	116,612	110,265
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Retained earnings	903	862
Accumulated other comprehensive income, net of tax	456	457
Total shareholder’s equity	3,828	3,788
Total liabilities and shareholder’s equity	$120,440	$114,053

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years ended December 31,	2017	2016	2015
Revenues
Premiums	$410	$417	$406
Net investment income	1,011	1,128	1,218
Policy and contract charges	1,927	1,984	1,880
Other revenues	416	406	422
Net realized investment gains (losses)	40	26	4
Total revenues	3,804	3,961	3,930

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,239	1,611	1,213
Interest credited to fixed accounts	656	623	668
Amortization of deferred acquisition costs	207	334	273
Other insurance and operating expenses	701	683	736
Total benefits and expenses	2,803	3,251	2,890
Pretax income (loss)	1,001	710	1,040
Income tax provision (benefit)	260	24	145
Net income	$741	$686	$895

Supplemental Disclosures:
Total other-than-temporary impairment losses on securities	$—	$—	$(8)
Portion of loss recognized in other comprehensive income (before taxes)	—	—	1
Net impairment losses recognized in net realized investment gains (losses)	$—	$—	$(7)

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years ended December 31,	2017	2016	2015

Net income	$741	$686	$895
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(3)	58	(338)
Net unrealized gains (losses) on derivatives	3	4	4
Other	(1)	—	—
Total other comprehensive income (loss), net of tax	(1)	62	(334)
Total comprehensive income	$740	$748	$561

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
Balances at January 1, 2015	$3	$2,464	$1,081	$729	$4,277
Comprehensive income:
Net income	—	—	895	—	895
Other comprehensive income (loss), net of tax	—	—	—	(334)	(334)

Total comprehensive income					561
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2015	3	2,465	1,176	395	4,039
Comprehensive income:
Net income	—	—	686	—	686
Other comprehensive income (loss), net of tax	—	—	—	62	62

Total comprehensive income					748
Tax adjustment on share-based incentive compensation plan	—	1	—	—	1
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,000)	—	(1,000)

Balances at December 31, 2016	3	2,466	862	457	3,788
Comprehensive income:
Net income	—	—	741	—	741
Other comprehensive income (loss), net of tax	—	—	—	(1)	(1)

Total comprehensive income					740
Cash dividends to Ameriprise Financial, Inc.	—	—	(700)	—	(700)
Balances at December 31, 2017	$3	$2,466	$903	$456	$3,828

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years ended December 31,	2017	2016	2015
Cash Flows from Operating Activities
Net income	$741	$686	$895
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	48	40	18
Deferred income tax (benefit) expense	101	5	(91)
Contractholder and policyholder charges, non-cash	(359)	(348)	(334)
Loss from equity method investments	108	53	18
Net realized investment (gains) losses	(40)	(30)	(13)
Other-than-temporary impairments and provision for loan losses recognized in net realized investment gains (losses)	—	4	9
Changes in operating assets and liabilities:
Deferred acquisition costs	(35)	55	(2)
Policyholder account balances, future policy benefits and claims, net	(121)	338	703
Derivatives, net of collateral	504	93	69
Reinsurance recoverables	(266)	(212)	(132)
Other receivables	42	(12)	(9)
Accrued investment income	18	7	11
Other, net	(33)	188	408
Net cash provided by (used in) operating activities	708	867	1,550

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	234	297	158
Maturities, sinking fund payments and calls	2,491	2,318	2,589
Purchases	(2,034)	(3,174)	(2,279)
Proceeds from sales, maturities and repayments of mortgage loans	690	783	618
Funding of mortgage loans	(439)	(433)	(523)
Proceeds from sales and collections of other investments	156	156	115
Purchase of other investments	(201)	(164)	(158)
Purchase of land, buildings, equipment and software	(9)	(9)	(11)
Change in policy loans, net	(15)	(7)	(18)
Advance on line of credit to Ameriprise Financial, Inc.	(15)	—	—
Repayment from Ameriprise Financial, Inc. on line of credit	15	—	—
Other, net	(4)	83	4
Net cash provided by (used in) investing activities	869	(150)	495

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	2,059	2,086	2,061
Net transfers from (to) separate accounts	(157)	127	(171)
Surrenders and other benefits	(1,893)	(1,932)	(2,714)
Change in short-term borrowings, net	—	(1)	(1)
Proceeds from line of credit with Ameriprise Financial, Inc.	20	22	6
Payments on line of credit with Ameriprise Financial, Inc.	(20)	(22)	(6)
Cash received for purchased options with deferred premiums	116	276	16
Cash paid for purchased options with deferred premiums	(263)	(320)	(373)
Cash dividends to Ameriprise Financial, Inc.	(700)	(1,000)	(800)
Net cash provided by (used in) financing activities	(838)	(764)	(1,982)
Net increase (decrease) in cash and cash equivalents	739	(47)	63
Cash and cash equivalents at beginning of period	323	370	307
Cash and cash equivalents at end of period	$1,062	$323	$370

Supplemental Disclosures:
Income taxes paid (received), net	$250	$(120)	$(57)
Interest paid on borrowings	2	1	1
Non-cash investing activity:
Partnership commitments not yet remitted	9	108	45

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments.

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

In 2017, the Company recorded the following out-of-period corrections:

•

a $12 million out-of-period correction related to a variable annuity model assumption that decreased amortization of deferred acquisition costs (“DAC”) by $8 million and decreased benefits, claims, losses and settlement expenses by $4 million.

•	a $20 million decrease to income tax provision for a reversal of a tax reserve.

In 2016, the Company recorded a $29 million increase to long term care (“LTC”) reserves for an out-of-period correction related to its claim utilization factor.

The impact of these out-of-period corrections was not material to current or prior period financial statements.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued.

The Company’s principal products are variable deferred annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with the UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders.

The Company also offers immediate annuities, fixed deferred annuities, and traditional life and disability income (“DI”) insurance. The Company issues only non-participating life insurance policies which do not pay dividends to policyholders and contractholders.

Nearly all of the Company’s business is sold through the retail distribution channel of Ameriprise Financial Services, Inc. (“AFSI”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A variable interest entity (“VIE”) is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for under the cost method when the Company owns less than a 20% voting interest and does not exercise significant influence.

RiverSource Life Insurance Company

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIEs economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, DAC and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

When the fair value of an investment is less than its amortized cost, the Company assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, an other-than-temporary impairment is considered to have occurred and the Company recognizes an other-than-temporary impairment for the difference between the investment’s amortized cost and its fair value through earnings. For securities that do not meet the above criteria and the Company does not expect to recover a security’s amortized cost, the security is also considered other-than-temporarily impaired. For these securities, the Company separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairment related to credit loss is recognized in earnings.

The amount of the total other-than-temporary impairment related to other factors is recognized in other comprehensive income (“OCI”), net of impacts to DAC, DSIC, unearned revenue, benefit reserves, reinsurance recoverables and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, the difference between the amortized cost and the cash flows expected to be collected is accreted as interest income if through subsequent evaluation there is a sustained increase in the cash flow expected. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in OCI.

The Company provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in OCI. The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in OCI includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and (ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in OCI excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, the Company does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that the Company will be required to sell the security before recovery of its

RiverSource Life Insurance Company

amortized cost basis. The Company believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments. Based upon these factors, securities that have indicators of potential other-than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be monitored by management until management determines there is no current risk of an other-than-temporary impairment.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans which represent investments in below investment grade loan syndications. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Mortgage Loans and Syndicated Loans

Mortgage loans, net reflect the Company’s interest in commercial mortgage loans less the related allowance for loan losses and, as of December 31, 2016, residential mortgage loans.

Mortgage loans and syndicated loans are stated at amortized cost, net of allowances for loan losses.

Interest income is accrued on the unpaid principal balances of the loans as earned.

Policy Loans

Policy loans include life insurance policy and annuity loans and are reported at the unpaid principal balance, plus accrued interest.

When originated, policy loan balances do not exceed the cash surrender value of the underlying products. As there is minimal risk of loss related to these loans, the Company does not record an allowance for loan losses for policy loans.

Nonaccrual Loans

Generally, loans are evaluated for or placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible.

Commercial mortgage loans are evaluated for impairment when the loan is considered for nonaccrual status, restructured or foreclosure proceedings are initiated on the property. If it is determined that the fair value is less than the current loan balance, it is written down to fair value less estimated selling costs. Residential mortgage loans are impaired when management determines the assets are uncollectible and commences foreclosure proceedings on the property, at which time the property is written down to fair value less selling costs. Foreclosed property is recorded as real estate owned in other investments. Syndicated loans are placed on nonaccrual status when management determines it will not collect all contractual principal and interest on the loan.

Allowance for Loan Losses

Management determines the adequacy of the allowance for loan losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios, FICO scores of the borrower, debt service coverage and occupancy rates, along with economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change.

The Company determines the amount of the allowance based on management’s assessment of relative risk characteristics of the loan portfolio. The allowance is recorded for homogeneous loan categories on a pool basis, based on an analysis of product mix and risk characteristics of the portfolio, including geographic concentration, bankruptcy experiences, and historical losses, adjusted for current trends and market conditions.

RiverSource Life Insurance Company

While the Company attributes portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses inherent in the total loan portfolio. The allowance is increased through provisions charged to net realized investment gains (losses) and reduced/increased by net charge-offs/recoveries.

Impaired Loans

The Company considers a loan to be impaired when, based on current information and events, it is probable the Company will not be able to collect all amounts due (both interest and principal) according to the contractual terms of the loan agreement. Impaired loans may also include loans that have been modified in troubled debt restructurings as a concession to borrowers experiencing financial difficulties. Management evaluates for impairment all restructured loans and loans with higher impairment risk factors. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. The impairment recognized is measured as the excess of the loan’s recorded investment over: (i) the present value of its expected principal and interest payments discounted at the loan’s effective interest rate, (ii) the fair value of collateral or (iii) the loan’s observable market price.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, LTC and DI, net of the change in any prepaid reinsurance asset, are reported as a reduction of premiums. UL and VUL reinsurance premiums are reported as a reduction of policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset or contra asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded as reinsurance recoverables.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within policyholder account balances, future policy benefits and claims.

See Note 8 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 30 years.

As of December 31, 2017 and 2016, land, buildings, equipment and software were $142 million and $148 million, respectively, net of accumulated depreciation of $159 million and $144 million, respectively. Depreciation and amortization expense for the years ended December 31, 2017, 2016 and 2015 was $15 million, $14 million and $15 million, respectively.

RiverSource Life Insurance Company

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

The equity component of indexed annuities and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFSI advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and

RiverSource Life Insurance Company

bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains or losses impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in other assets, and amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets and liabilities are primarily funds held for the benefit of variable annuity contractholders and variable life insurance policyholders, who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value. Changes in the fair value of separate account assets are offset by changes in the related separate account liabilities.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the risks associated with non-traditional and traditional long-duration products. Reserves for non-traditional long-duration products include the liabilities related to guaranteed benefit provisions added to variable annuity contracts, variable and fixed annuity contracts and UL and VUL policies and the embedded derivatives related to variable annuity contracts, indexed annuities and IUL insurance. Reserves for traditional long-duration products are established to provide adequately for future benefits and expenses for term life, whole life, DI and LTC insurance products.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverable within receivables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

RiverSource Life Insurance Company

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 10 for information regarding the liability for contracts with secondary guarantees.

Liabilities for indexed annuity products and indexed accounts of IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB and gain gross-up (“GGU”) liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a guaranteed minimum income benefit (“GMIB”) guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, management reviews and, where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 10 for information regarding variable annuity guarantees.

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions, indexed annuities and IUL fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

RiverSource Life Insurance Company

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 9 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in other liabilities and the amortization is recorded in policy and contract charges.

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income. See Note 19 for further discussion on the enactment of the legislation commonly referred to as the Tax Cuts and Jobs Act (“Tax Act”) and the impact to the Company’s provision for income taxes for the year ended December 31, 2017.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL

RiverSource Life Insurance Company

insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

3.   RECENT ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards

Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments

In August 2016, the Financial Accounting Standards Board (“FASB”) updated the accounting standards related to classification of certain cash receipts and cash payments on the statement of cash flows. The update includes amendments to address diversity in practice for the classification of eight specific cash flow activities. The specific amendments the Company evaluated include the classification of debt prepayment and extinguishment costs, contingent consideration payments, proceeds from insurance settlements and corporate owned life insurance settlements, distributions from equity method investees and the application of the predominance principle to separately identifiable cash flows. The standard is effective for interim and annual periods beginning after December 15, 2017. Early adoption is permitted and all amendments must be adopted during the same period. The Company early adopted the standard for the interim period ended March 31, 2017 on a retrospective basis. The adoption of the standard did not have a material impact on the Company’s operating, investing or financing cash flows.

Future Adoption of New Accounting Standards

Income Statement — Reporting Comprehensive Income

In February 2018, the FASB updated the accounting standards related to the presentation of tax effects stranded in OCI. The update allows a reclassification from AOCI to retained earnings for tax effects stranded in AOCI resulting from the Tax Act. The update is optional and entities may elect not to reclassify the stranded tax effects. The update is effective for fiscal years beginning after December 15, 2018. Entities may elect to record the impacts either in the period of adoption or retrospectively to each period (or periods) in which the effect of the change in the U.S. federal corporate income tax rate in the Tax Act is recognized. Early adoption is permitted in any period. The Company is currently evaluating the impact of the update on its consolidated financial condition.

Derivatives and Hedging — Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB updated the accounting standards to amend the hedge accounting recognition and presentation requirements. The objectives of the update are to better align the financial reporting of hedging relationships to the economic results of an entity’s risk management activities and simplify the application of the hedge accounting guidance. The update also adds new disclosures and amends existing disclosure requirements. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis. Early adoption is permitted. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Receivables — Premium Amortization on Purchased Callable Debt Securities

In March 2017, the FASB updated the accounting standards to shorten the amortization period for certain purchased callable debt securities held at a premium. Under current guidance, premiums are generally amortized over the contractual life of the security. The amendments require the premium to be amortized to the earliest call date. The update applies to securities with explicit, non-contingent call features that are callable at fixed prices and on preset dates. The standard is effective for interim and annual periods beginning after December 15, 2018, and should be applied on a modified retrospective basis through a cumulative-effect adjustment directly to retained earnings as of the beginning of the period of adoption. Early adoption is permitted. The update is not expected to have a material impact on the Company’s consolidated financial condition or results of operations.

Income Taxes — Intra-Entity Transfers of Assets Other Than Inventory

In October 2016, the FASB updated the accounting standards related to the recognition of income tax impacts on intra-entity transfers. The update requires entities to recognize the income tax consequences of intra-entity transfers, other than inventory, upon the transfer of the asset. The update requires the selling entity to recognize a current tax expense or benefit and the purchasing entity to recognize a deferred tax asset or liability when the transfer occurs. The standard is effective for interim and annual periods beginning after December 15, 2017. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Financial Instruments — Measurement of Credit Losses

In June 2016, the FASB updated the accounting standards related to accounting for credit losses on certain types of financial instruments. The update replaces the current incurred loss model for estimating credit losses with a new model that requires an entity to estimate the credit losses expected over the life of the asset. Generally, the initial estimate of the expected credit losses and subsequent changes in the estimate will be reported in current period earnings and recorded through an allowance for credit losses on the balance sheet. The current credit loss model for Available-for-Sale debt securities does not change; however, the

RiverSource Life Insurance Company

credit loss calculation and subsequent recoveries are required to be recorded through an allowance. The standard is effective for interim and annual periods beginning after December 15, 2019. Early adoption will be permitted for interim and annual periods beginning after December 15, 2018. A modified retrospective cumulative adjustment to retained earnings should be recorded as of the first reporting period in which the guidance is effective for loans, receivables, and other financial instruments subject to the new expected credit loss model. Prospective adoption is required for establishing an allowance related to Available-for-Sale debt securities, certain beneficial interests, and financial assets purchased with a more-than-insignificant amount of credit deterioration since origination. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Leases — Recognition of Lease Assets and Liabilities on Balance Sheet

In February 2016, the FASB updated the accounting standards for leases. The update was issued to increase transparency and comparability for the accounting of lease transactions. The standard will require most lease transactions for lessees to be recorded on the balance sheet as lease assets and lease liabilities and both quantitative and qualitative disclosures about leasing arrangements. The standard is effective for interim and annual periods beginning after December 15, 2018 with early adoption permitted. The update should be applied at the beginning of the earliest period presented using a modified retrospective approach. The Company is currently evaluating the impact of the standard on its consolidated financial condition and results of operations.

Financial Instruments — Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB updated the accounting standards on the recognition and measurement of financial instruments. The update requires entities to carry marketable equity securities, excluding investments in securities that qualify for the equity method of accounting, at fair value with changes in fair value reflected in net income each reporting period. The update affects other aspects of accounting for equity instruments, as well as the accounting for financial liabilities utilizing the fair value option. The update eliminates the requirement to disclose the methods and assumptions used to estimate the fair value of financial assets or liabilities held at cost on the balance sheet and requires entities to use the exit price notion when measuring the fair value of financial instruments. The standard is effective for interim and annual periods beginning after December 15, 2017. The Company adopted the standard on January 1, 2018 using a modified retrospective approach. The adoption of the standard did not have a material impact on the consolidated financial condition or results of operations.

Revenue from Contracts with Customers

In May 2014, the FASB updated the accounting standards for revenue from contracts with customers. The update provides a five step revenue recognition model for all revenue arising from contracts with customers and affects all entities that enter into contracts to provide goods or services to their customers (unless the contracts are in the scope of other standards). The standard also updates the accounting for certain costs associated with obtaining and fulfilling a customer contract and requires disclosure of quantitative and qualitative information that enables users of financial statements to understand the nature, amount, timing, and uncertainty of revenues and cash flows arising from contracts with customers. The standard is effective for interim and annual periods beginning after December 15, 2017 and early adoption is permitted for interim and annual periods beginning after December 15, 2016. The standard may be applied retrospectively for all periods presented or retrospectively with a cumulative-effect adjustment at the date of adoption. The Company adopted the revenue recognition guidance on a retrospective basis on January 1, 2018. The update does not apply to revenue associated with the manufacturing of insurance and annuity products or financial instruments as these revenues are in the scope of other standards. Therefore, the update did not have an impact on these revenues. The Company’s implementation efforts included the identification of revenue within the guidance and the review of the customer contracts to determine the Company’s performance obligation and the associated timing of each performance obligation. The adoption of the standard did not have a material impact on the Company’s consolidated financial condition and results of operations.

4.  VARIABLE INTEREST ENTITIES

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $408 million and $482 million as of December 31, 2017 and 2016, respectively. The Company had a $97 million and $135 million liability recorded as of December 31, 2017 and 2016, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the above mentioned funding commitments.

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, commercial mortgage backed securities and residential mortgage backed securities. The Company classifies these investments as

RiverSource Life Insurance Company

Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its carrying value. The carrying value is included in Available-for-Sale fixed maturities on the Consolidated Balance Sheets. The Company has no obligation to provide financial or other support to the structured investments beyond its investment nor has the Company provided any support to the structured investments. See Note 5 for additional information on these structured investments.

5.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

Description of Securities (in millions)	December 31, 2017
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$12,133	$1,125	$(25)	$13,233	$—
Residential mortgage backed securities	2,979	54	(22)	3,011	—
Commercial mortgage backed securities	3,554	47	(32)	3,569	—
State and municipal obligations	1,114	209	(9)	1,314	—
Asset backed securities	700	30	(2)	728	—
Foreign government bonds and obligations	283	20	(4)	299	—
U.S. government and agency obligations	1	—	—	1	—
Total fixed maturities	20,764	1,485	(94)	22,155	—
Common stocks	1	—	(1)	—	—
Total	$20,765	$1,485	$(95)	$22,155	$—

	December 31, 2016
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Noncredit OTTI(1)

Fixed maturities:
Corporate debt securities	$13,105	$1,060	$(53)	$14,112	$—
Residential mortgage backed securities	3,386	72	(43)	3,415	(4)
Commercial mortgage backed securities	2,837	58	(38)	2,857	—
State and municipal obligations	1,092	161	(24)	1,229	—
Asset backed securities	790	26	(11)	805	—
Foreign government bonds and obligations	251	17	(7)	261	—
U.S. government and agency obligations	3	—	—	3	—
Total fixed maturities	21,464	1,394	(176)	22,682	(4)
Common stocks	4	6	—	10	3
Total	$21,468	$1,400	$(176)	$22,692	$(1)

(1)

Represents the amount of other-than-temporary impairment (“OTTI”) losses in AOCI. Amount includes unrealized gains and losses on impaired securities subsequent to the initial impairment measurement date. These amounts are included in gross unrealized gains and losses as of the end of the period.

As of December 31, 2017 and 2016, investment securities with a fair value of 1.6 billion and $1.5 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $711 million and $428 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of December 31, 2017 and 2016, fixed maturity securities comprised approximately 84% and 83%, respectively, of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2017 and 2016, approximately $906 million and $944 million, respectively, of securities were internally rated by Columbia Management Investment Advisers, LLC (“CMIA”), an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Company

A summary of fixed maturity securities by rating was as follows:

	December 31, 2017			December 31, 2016
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$6,259	$6,303	28%	$5,671	$5,728	25%
AA	1,090	1,285	6	1,013	1,177	5
A	3,443	3,902	18	3,767	4,167	19
BBB	8,796	9,465	43	9,584	10,190	45
Below investment grade	1,176	1,200	5	1,429	1,420	6
Total fixed maturities	$20,764	$22,155	100%	$21,464	$22,682	100%

As of December 31, 2017 and 2016, approximately 35% and 40%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of total equity.

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:

	December 31, 2017
(in millions, except number of securities)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	82	$834	$(5)	39	$360	$(20)	121	$1,194	$(25)
Residential mortgage backed securities	36	546	(4)	41	657	(18)	77	1,203	(22)
Commercial mortgage backed securities	56	994	(10)	42	663	(22)	98	1,657	(32)
State and municipal obligations	19	35	—	8	138	(9)	27	173	(9)
Asset backed securities	15	116	—	12	76	(2)	27	192	(2)
Foreign government bonds and obligations	3	6	—	15	23	(4)	18	29	(4)
Common stocks	—	—	—	3	1	(1)	3	1	(1)
Total	211	$2,531	$(19)	160	$1,918	$(76)	371	$4,449	$(95)

	December 31, 2016
(in millions, except number of securities)	Less than 12 months				12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	114	$1,502	$(26)	33	$319	$(27)	147	$1,821	$(53)
Residential mortgage backed securities	56	1,282	(25)	56	324	(18)	112	1,606	(43)
Commercial mortgage backed securities	80	1,378	(37)	1	11	(1)	81	1,389	(38)
State and municipal obligations	18	66	(3)	2	105	(21)	20	171	(24)
Asset backed securities	23	231	(6)	12	114	(5)	35	345	(11)
Foreign government bonds and obligations	7	30	(1)	15	23	(6)	22	53	(7)
Total	298	$4,489	$(98)	119	$896	$(78)	417	$5,385	$(176)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities is primarily attributable to tighter credit spreads.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on Available-for-Sale securities for which a portion of the securities’ total other-than-temporary impairments was recognized in OCI:

	December 31,
(in millions)	2017	2016	2015
Beginning balance	$21	$33	$33
Reductions for securities sold during the period (realized)	(21)	(12)	—
Ending balance	$—	$21	$33

RiverSource Life Insurance Company

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2017	2016	2015
Gross realized investment gains	$48	$29	$30
Gross realized investment losses	(4)	(12)	(17)
Other-than-temporary impairments	—	—	(7)
Total	$44	$17	$6

Other-than-temporary impairments for the year ended December 31, 2015 primarily related to credit losses on corporate debt securities and non-agency residential mortgage backed securities.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2017 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$1,288	$1,305
Due after one year through five years	5,481	5,685
Due after five years through 10 years	3,039	3,154
Due after 10 years	3,723	4,703
	13,531	14,847
Residential mortgage backed securities	2,979	3,011
Commercial mortgage backed securities	3,554	3,569
Asset backed securities	700	728
Common stocks	1	—
Total	$20,765	$22,155

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities, as well as common stocks, were not included in the maturities distribution.

The following is a summary of net investment income:

	Years Ended December 31,
(in millions)	2017	2016	2015
Fixed maturities	$947	$997	$1,034
Mortgage loans	137	149	177
Other investments	(48)	8	33
	1,036	1,154	1,244
Less: investment expenses	25	26	26
Total	$1,011	$1,128	$1,218

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2017	2016	2015
Fixed maturities	$44	$17	$6
Mortgage loans	(4)	10	—
Other investments	—	(1)	(2)
Total	$40	$26	$4

6.  FINANCING RECEIVABLES

The Company’s financing receivables include commercial and residential mortgage loans, syndicated loans and policy loans. Syndicated loans are reflected in other investments.

Allowance for Loan Losses

Policy loans do not exceed the cash surrender value of the policy at origination. As there is minimal risk of loss related to policy loans, the Company does not record an allowance for loan losses for policy loans.

RiverSource Life Insurance Company

The following table presents a rollforward of the allowance for loan losses for the years ended and the ending balance of the allowance for loan losses by impairment method:

	December 31,
(in millions)	2017	2016	2015
Beginning balance	$25	$25	$28
Charge-offs	(3)	(3)	(4)
Provisions	—	3	1
Ending balance	$22	$25	$25

Individually evaluated for impairment	$—	$2	$4
Collectively evaluated for impairment	22	23	21

The recorded investment in financing receivables by impairment method was as follows:

	December 31,
(in millions)	2017	2016
Individually evaluated for impairment	$17	$10
Collectively evaluated for impairment	3,015	3,275
Total	$3,032	$3,285

As of December 31, 2017 and 2016, the Company’s recorded investment in financing receivables individually evaluated for impairment for which there was no related allowance for loan losses was $17 million and $5 million, respectively.

During the years ended December 31, 2017, 2016 and 2015, the Company purchased $156 million, $73 million and $106 million, respectively, and sold $259 million, $250 million and $15 million, respectively. The loans purchased consisted of syndicated loans. The loans sold during 2017 and 2016 primarily consisted of residential mortgage loans. See below for additional discussion on the sales of these loans. The loans sold during 2015 primarily consisted of syndicated loans.

Credit Quality Information

Nonperforming loans, which are generally loans 90 days or more past due, were $5 million and $2 million as of December 31, 2017 and 2016, respectively. All other loans were considered to be performing.

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates as necessary. Commercial mortgage loans which management has assigned its highest risk rating were nil of total commercial mortgage loans as of both December 31, 2017 and 2016. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. In addition, the Company reviews the concentrations of credit risk by region and property type.

Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(in millions)
South Atlantic	$735	$753	28%	29%
Pacific	771	722	29	28
Mountain	242	234	9	9
West North Central	223	212	8	8
East North Central	209	195	8	8
Middle Atlantic	179	191	7	7
West South Central	125	122	5	5
New England	67	84	3	3
East South Central	84	80	3	3

	2,635	2,593	100%	100%

Less: allowance for loan losses	16	19

Total	$2,619	$2,574

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
	(in millions)
Retail	$893	$916	34%	35%
Office	470	473	18	18
Apartments	536	483	20	19
Industrial	451	430	17	17
Mixed use	38	42	1	2
Hotel	39	41	2	1
Other	208	208	8	8

	2,635	2,593	100%	100%

Less: allowance for loan losses	16	19

Total	$2,619	$2,574

Residential Mortgage Loans

The recorded investment in residential mortgage loans as of December 31, 2017 and 2016 was nil and $300 million, respectively. During the years ended December 31, 2017 and 2016, the Company sold $249 million and $250 million, respectively, of residential mortgage loans and recorded a loss of $4 million and a gain of $10 million, respectively.

As of December 31, 2016, approximately 2% of residential mortgage loans had FICO scores below 640. As of December 31, 2016, none of the Company’s residential mortgage loans had LTV ratios greater than 90%. The Company’s most significant geographic concentration for residential mortgage loans was in California which represented 52% of the portfolio as of December 31, 2016. Colorado and Washington represented 18% and 13%, respectively, of the portfolio as of December 31, 2016. No other state represented more than 10% of the total residential mortgage loan portfolio.

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2017 and 2016 was $397 million and $392 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. The primary credit indicator for syndicated loans is whether the loans are performing in accordance with the contractual terms of the syndication. Total nonperforming syndicated loans as of December 31, 2017 and 2016 were $5 million and $1 million, respectively.

Troubled Debt Restructurings

The recorded investment in restructured loans was not material as of December 31, 2017 and 2016. Troubled debt restructurings did not have a material impact to the Company’s allowance for loan losses or income recognized for the years ended December 31, 2017, 2016 and 2015. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

7.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

In the third quarter of the year, management updated market-related inputs and implemented model changes related to the Company’s living benefit valuation. In addition, management conducted its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2017 primarily reflected improved persistency and mortality on life insurance contracts and a correction related to a variable annuity model assumption partially offset by updates to market-related inputs to the living benefit valuation. The impact of unlocking to DAC for the year ended December 31, 2016 primarily reflected low interest rates that more than offset benefits from persistency on annuity contracts without living benefits. In addition, the Company’s review of its closed LTC business in the prior year resulted in the write-off of DAC, which was included in the impact of unlocking. The impact of unlocking to DAC for the year ended December 31, 2015 primarily reflected the difference between the Company’s previously assumed interest rates versus the low interest rate environment partially offset by improved persistency.

The balances of and changes in DAC were as follows:

(in millions)	2017	2016		2015
Balance at January 1	$2,611	$2,693		$2,581
Capitalization of acquisition costs	242	279	(1)	275
Amortization, excluding the impact of valuation assumptions review	(219)	(253)		(267)
Amortization, impact of valuation assumptions review	12	(81	)(2)	(6)
Impact of change in net unrealized securities (gains) losses	(7)	(27)		110
Balance at December 31	$2,639	$2,611		$2,693

RiverSource Life Insurance Company

(1)

Includes a $27 million benefit related to the write-off of the deferred reinsurance liability in connection with the loss recognition on LTC business. The benefit was reported in other insurance and operating expenses on the Consolidated Statements of Income.

(2)	Includes a $58 million expense related to the loss recognition on LTC business.

The balances of and changes in DSIC, which is included in other assets, were as follows:

(in millions)	2017	2016	2015
Balance at January 1	$301	$334	$361
Capitalization of sales inducement costs	4	5	4
Amortization, excluding the impact of valuation assumptions review	(37)	(42)	(52)
Amortization, impact of valuation assumptions review	(1)	4	1
Impact of change in net unrealized securities (gains) losses	6	—	20
Balance at December 31	$273	$301	$334

8.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its universal life product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2017 and 2016, traditional life and UL insurance in force aggregated $195.9 billion and $196.5 billion, respectively, of which $142.4 billion as of both December 31, 2017 and 2016 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2017	2016	2015
Direct premiums	$637	$642	$629
Reinsurance ceded	(227)	(225)	(223)
Net premiums	$410	$417	$406

Policy and contract charges are presented on the Consolidated Statements of Income net of $114 million, $110 million and $107 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2017, 2016 and 2015, respectively.

Reinsurance recovered on all contracts was $298 million, $318 million and $287 million for the years ended December 31, 2017, 2016 and 2015, respectively.

RiverSource Life Insurance Company

Reinsurance recoverables include approximately $2.3 billion and $2.0 billion related to LTC risk ceded to Genworth as of December 31, 2017 and 2016, respectively. Policyholder account balances, future policy benefits and claims include $509 million and $529 million related to previously assumed reinsurance arrangements as of December 31, 2017 and 2016, respectively.

9.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2017		2016
Policyholder account balances
Fixed annuities(1)	$9,934		$10,588
Variable annuity fixed sub-accounts	5,166		5,211
VUL/UL insurance	3,047		3,007
IUL insurance	1,384		1,054
Other life insurance	720		758
Total policyholder account balances	20,251		20,618
Future policy benefits
Variable annuity GMWB	463		1,017
Variable annuity GMAB	(80	)(2)	(24	)(2)
Other annuity liabilities	78		66
Fixed annuity life contingent liabilities	1,484		1,497
Life and DI insurance	1,221		1,204
LTC insurance	4,896		4,352
VUL/UL and other life insurance additional liabilities	688		588
Total future policy benefits	8,750		8,700
Policy claims and other policyholders’ funds	177		196
Total policyholder account balances, future policy benefits and claims	$29,178		$29,514

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of both December 31, 2017 and 2016 reported as a contra liability.

Fixed Annuities

Fixed annuities include deferred, payout and indexed annuity contracts.

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.71% to 9.38% as of December 31, 2017, depending on year of issue, with an average rate of approximately 4.09%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIA in 2007. The contract was issued with an initial term of seven years and interest earnings are linked to the performance of the S&P 500® Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

In November 2017, the Company began offering a fixed index annuity product which is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The Company offers S&P 500® Index and MSCI® EAFE Index account options. Both options offer two crediting durations, one-year and two-year. The contractholder may allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder can choose to add a GMWB for life rider for an additional fee.

See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

RiverSource Life Insurance Company

Most of the variable annuity contracts currently issued by the Company contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. The Company previously offered contracts with GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees. The Company does not currently hedge its risk under the GGU and GMIB provisions. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

Insurance Liabilities

VUL/UL is the largest group of insurance policies written by the Company. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a universal life policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap and floor). The Company offers an S&P 500® Index account option and a blended multi-index account option comprised of the S&P 500 Index, the MSCI® EAFE Index and the MSCI EM Index. Both options offer two crediting durations, one-year and two-year. The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims and obligations for anticipated future claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 3% to 10% as of December 31, 2017. Anticipated interest rates for DI policies ranged from 3.75% to 7.5% as of December 31, 2017 and for LTC policies ranged from 6% to 6.4% as of December 31, 2017.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 6.25% for DI and LTC claims, respectively, as of December 31, 2017.

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2017	2016
Variable annuity	$75,174	$69,606
VUL insurance	7,352	6,659
Other insurance	34	33
Total	$82,560	$76,298

10.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by the Company contain GMDB provisions. The Company also offers variable annuities with GGU, GMWB and GMAB provisions. The Company previously offered contracts containing GMIB provisions. See Note 2 and Note 9 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

RiverSource Life Insurance Company

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies offered by the Company provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2017				December 31, 2016
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk		Weighted Average Attained Age
GMDB:
Return of premium	$61,418	$59,461	$9	66	$56,143	$54,145	$208		65
Five/six-year reset	8,870	6,149	12	66	8,878	6,170	22		66
One-year ratchet	6,548	6,187	11	69	6,426	6,050	110		68
Five-year ratchet	1,563	1,506	1	65	1,542	1,483	7		64
Other	1,099	1,075	50	72	965	942	86		71
Total — GMDB	$79,498	$74,378	$83	66	$73,954	$68,790	$433		65
GGU death benefit	$1,118	$1,067	$133	70	$1,047	$996	$108		68
GMIB	$233	$216	$7	69	$245	$227	$13		68
GMWB:
GMWB	$2,508	$2,500	$1	71	$2,650	$2,642	$2		70
GMWB for life	44,375	44,259	129	67	39,436	39,282	289	(2)	66
Total — GMWB	$46,883	$46,759	$130	67	$42,086	$41,924	$291		66
GMAB	$3,086	$3,083	$—	59	$3,484	$3,476	$21		59

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2)	Amount revised to reflect updated contractholder mortality assumptions as of December 31, 2016.

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

RiverSource Life Insurance Company

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2017		December 31, 2016
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,460	65	$6,376	64

The net amount at risk for UL secondary guarantees is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB &GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2015	$9	$7	$693	$(41)	$263
Incurred claims	10	1	364	41	92
Paid claims	(5)	—	—	—	(23)
Balance at December 31, 2015	14	8	1,057	—	332
Incurred claims	11	1	(40)	(23)	127
Paid claims	(9)	(1)	—	(1)	(25)
Balance at December 31, 2016	16	8	1,017	(24)	434
Incurred claims	5	—	(554)	(56)	84
Paid claims	(4)	(2)	—	—	(29)
Balance at December 31, 2017	$17	$6	$463	$(80)	$489

(1)	The incurred claims for GMWB and GMAB represent the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2017	2016
Mutual funds:
Equity	$46,038	$40,622
Bond	23,529	23,142
Other	5,109	5,326
Total mutual funds	$74,676	$69,090

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2017, 2016 and 2015.

11.  LINES OF CREDIT

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2017 and 2016.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of December 31, 2017 and 2016.

RTA has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this revolving credit agreement as of December 31, 2017 and 2016.

RiverSource Life Insurance Company

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2017 and 2016.

12.  SHORT-TERM BORROWINGS

The Company enters into repurchase agreements in exchange for cash which it accounts for as secured borrowings and has pledged Available-for-Sale securities to collateralize its obligations under the repurchase agreements. As of December 31, 2017 and 2016, the Company has pledged $43 million and $33 million, respectively, of agency residential mortgage backed securities and $8 million and $19 million, respectively, of commercial mortgage backed securities. The amount of the Company’s liability including accrued interest as of both December 31, 2017 and 2016 was $50 million. The remaining maturity of outstanding repurchase agreements was less than one month and less than three months as of December 31, 2017 and 2016, respectively. The weighted average annualized interest rate on repurchase agreements held as of December 31, 2017 and 2016 was 1.4% and 0.9%, respectively.

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in investments and was $750 million and $771 million as of December 31, 2017 and 2016, respectively. The amount of the Company’s liability including accrued interest as of both December 31, 2017 and 2016 was $150 million. The remaining maturity of outstanding FHLB advances was less than four months as of both December 31, 2017 and 2016. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2017 and 2016 was 1.5% and 0.8%, respectively.

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

RiverSource Life Insurance Company

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

	December 31, 2017
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$12,161	$1,072	$13,233
Residential mortgage backed securities	—	2,924	87	3,011
Commercial mortgage backed securities	—	3,569	—	3,569
State and municipal obligations	—	1,314	—	1,314
Asset backed securities	—	728	—	728
Foreign government bonds and obligations	—	299	—	299
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities: Fixed maturities	1	20,995	1,159	22,155
Cash equivalents	—	1,030	—	1,030
Other assets:
Interest rate derivative contracts	—	1,081	—	1,081
Equity derivative contracts	62	2,305	—	2,367
Foreign exchange derivative contracts	1	34	—	35
Total other assets	63	3,420	—	3,483
Separate account assets at net asset value (“NAV”)				82,560	(1)
Total assets at fair value	$64	$25,445	$1,159	$109,228

Liabilities
Policyholder account balances, future policy benefits and claims:
Indexed annuity embedded derivatives	$—	$5	$—	$5
IUL embedded derivatives	—	—	601	601
GMWB and GMAB embedded derivatives	—	—	(49)	(49	)(2)
Total policyholder account balances, future policy benefits and claims	—	5	552	557	(3)
Other liabilities:
Interest rate derivative contracts	1	414	—	415
Equity derivative contracts	5	2,666	—	2,671
Foreign exchange derivative contracts	—	23	—	23
Credit derivative contracts	—	2	—	2
Total other liabilities	6	3,105	—	3,111
Total liabilities at fair value	$6	$3,110	$552	$3,668

RiverSource Life Insurance Company

	December 31, 2016
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities: Fixed maturities:
Corporate debt securities	$—	$12,955	$1,157	$14,112
Residential mortgage backed securities	—	3,300	115	3,415
Commercial mortgage backed securities	—	2,857	—	2,857
State and municipal obligations	—	1,229	—	1,229
Asset backed securities	—	792	13	805
Foreign government bonds and obligations	—	261	—	261
U.S. government and agency obligations	3	—	—	3
Total Available-for-Sale securities: Fixed maturities	3	21,394	1,285	22,682
Common stocks	6	4	—	10
Cash equivalents	—	302	—	302
Other assets:
Interest rate derivative contracts	—	1,735	—	1,735
Equity derivative contracts	43	1,487	—	1,530
Credit derivative contracts	—	1	—	1
Foreign exchange derivative contracts	—	80	—	80
Total other assets	43	3,303	—	3,346
Separate account assets at NAV				76,298	(1)
Total assets at fair value	$52	$25,003	$1,285	$102,638

Liabilities
Policyholder account balances, future policy benefits and claims:
Indexed annuity embedded derivatives	$—	$5	$—	$5
IUL embedded derivatives	—	—	464	464
GMWB and GMAB embedded derivatives	—	—	614	614	(4)
Total policyholder account balances, future policy benefits and claims	—	5	1,078	1,083	(5)
Other liabilities:
Interest rate derivative contracts	1	964	—	965
Equity derivative contracts	2	1,987	—	1,989
Foreign exchange derivative contracts	2	45	—	47
Total other liabilities	5	2,996	—	3,001
Total liabilities at fair value	$5	$3,001	$1,078	$4,084

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $443 million of individual contracts in a liability position and $492 million of individual contracts in an asset position as of December 31, 2017.

(3)	The Company’s adjustment for nonperformance risk resulted in a $(399) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2017.
(4)

The fair value of the GMWB and GMAB embedded derivatives included $880 million of individual contracts in a liability position and $266 million of individual contracts in an asset position as of December 31, 2016.

(5)	The Company’s adjustment for nonperformance risk resulted in a $(498) million cumulative increase (decrease) to the embedded derivatives as of December 31, 2016.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities: Fixed Maturities					Common Stocks
	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2017	$1,157	$115	$—	$13	$1,285	$—
Total gains (losses) included in:
Net income	1	—	—	—	1 (1)	—
Other comprehensive income (loss)	(8)	1	—	—	(7)	—
Purchases	124	67	36	49	276	—
Settlements	(202)	(7)	—	(13)	(222)	—
Transfers into Level 3	—	—	—	11	11	4
Transfers out of Level 3	—	(89)	(36)	(60)	(185)	(4)
Balance, December 31, 2017	$1,072	$87	$—	$—	$1,159	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2017	$1	$—	$—	$—	$1 (1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2017	$464		$614		$1,078
Total (gains) losses included in:
Net income	87	(2)	(977	)(3)	(890)
Issues	92		326		418
Settlements	(42)		(12)		(54)
Balance, December 31, 2017	$601		$(49)		$552
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2017	$87	(2)	$(946	)(3)	$(859)

	Available-for-Sale Securities: Fixed Maturities					Other Derivative Contracts
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2016	$1,235	$21	$3	$133	$1,392	$—
Total gains (losses) included in:
Net income	1	—	—	1	2 (1)	(2	)(3)
Other comprehensive income (loss)	(1)	(1)	—	—	(2)	—
Purchases	47	134	42	—	223	2
Settlements	(126)	(9)	(3)	(1)	(139)	—
Transfers into Level 3	1	—	—	12	13	—
Transfers out of Level 3	—	(30)	(42)	(132)	(204)	—
Balance, December 31, 2016	$1,157	$115	$—	$13	$1,285	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2016	$1	$—	$—	$—	$1 (1)	$(2	)(3)

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2016	$364		$851		$1,215
Total (gains) losses included in:
Net income	13	(2)	(511	)(3)	(498)
Issues	115		295		410
Settlements	(28)		(21)		(49)
Balance, December 31, 2016	$464		$614		$1,078
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2016	$13	(2)	$(448	)(3)	$(435)

RiverSource Life Insurance Company

	Available-for-Sale Securities: Fixed Maturities					Common Stocks
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total
Balance, January 1, 2015	$1,353	$9	$90	$151	$1,603	$1
Total gains (losses) included in:
Net income	(1)	—	—	1	— (1)	—
Other comprehensive income (loss)	(21)	—	—	(2)	(23)	(1)
Purchases	153	67	32	16	268	—
Settlements	(238)	(4)	(7)	(2)	(251)	—
Transfers into Level 3	—	—	6	14	20	—
Transfers out of Level 3	(11)	(51)	(118)	(45)	(225)	—
Balance, December 31, 2015	$1,235	$21	$3	$133	$1,392	$—
Changes in unrealized gains (losses) relating to assets held at December 31, 2015	$(1)	$—	$—	$1	$— (1)	$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Total
Balance, January 1, 2015	$242		$479		$721
Total (gains) losses included in:
Net income	27	(2)	105	(3)	132
Issues	114		271		385
Settlements	(19)		(4)		(23)
Balance, December 31, 2015	$364		$851		$1,215
Changes in unrealized (gains) losses relating to liabilities held at December 31, 2015	$27	(2)	$127	(3)	$154

(1)	Included in net investment income in the Consolidated Statements of Income.
(2)	Included in interest credited to fixed accounts in the Consolidated Statements of Income.
(3)	Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(71) million, $98 million and $74 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2017, 2016 and 2015, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote. The Company recognizes transfers between levels of the fair value hierarchy as of the beginning of the quarter in which each transfer occurred. For assets and liabilities held at the end of the reporting periods that are measured at fair value on a recurring basis, there were no transfers between Level 1 and Level 2.

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2017
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$1,070	Discounted cash flow	Yield/spread to U.S. Treasuries	0.7%	–	2.3%	1.1%
IUL embedded derivatives	$601	Discounted cash flow	Nonperformance risk(1)	71		bps
GMWB and GMAB embedded derivatives	$(49)	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	42.0%
			Surrender rate	0.1%	–	74.7%
			Market volatility(3)	3.7%	–	16.1%
			Nonperformance risk(1)	71		bps

RiverSource Life Insurance Company

	December 31, 2016
	Fair Value	Valuation Technique	Unobservable Input	Range			Weighted Average
	(in millions)
Corporate debt securities (private placements)	$1,154	Discounted cash flow	Yield/spread to U.S. Treasuries	0.9%	–	2.5%	1.3%
IUL embedded derivatives	$464	Discounted cash flow	Nonperformance risk(1)	82		bps
GMWB and GMAB embedded derivatives	$614	Discounted cash flow	Utilization of guaranteed withdrawals(2)	0.0%	–	75.6%
			Surrender rate	0.1%	–	66.4%
			Market volatility(3)	5.3%	–	21.2%
			Nonperformance risk(1)	82		bps

(1)	The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives.
(2)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(3)	Market volatility is implied volatility of fund of funds and managed volatility funds.

Level 3 measurements not included in the table above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Sensitivity of Fair Value Measurements to Changes in Unobservable Inputs

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would result in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly higher (lower) liability value. Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would result in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. The Company’s cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques. Level 1 securities primarily include U.S. Treasuries. Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities and asset backed securities. The fair value of corporate bonds, non-agency residential mortgage backed securities and certain asset backed securities classified as Level 3 is typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. In addition to the general pricing controls, the Company reviews the broker prices to ensure that the broker quotes are reasonable and, when available, compares prices of privately issued securities to public issues from the same issuer to ensure that the implicit illiquidity premium applied to the privately placed investment is reasonable considering investment characteristics, maturity, and average life of the investment.

RiverSource Life Insurance Company

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of December 31, 2017 and 2016. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions, implied volatility, and margins for risk, profit and expenses that the Company believes an exit market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company uses various Black-Scholes calculations to determine the fair value of the embedded derivatives associated with the provisions of its indexed annuity and IUL products. Significant inputs to the EIA calculation include observable interest rates, volatilities and equity index levels and, therefore, are classified as Level 2. The fair value of the fixed index annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and the significant unobservable estimate of the Company’s nonperformance risk. Given the significance of the nonperformance risk assumption to the fair value, the fixed index annuity and IUL embedded derivatives are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in policyholder account balances, future policy benefits and claims.

The Company’s Corporate Actuarial Department calculates the fair value of the embedded derivatives on a monthly basis. During this process, control checks are performed to validate the completeness of the data. Actuarial management approves various components of the valuation along with the final results. The change in the fair value of the embedded derivatives is reviewed monthly with senior management. The Level 3 inputs into the valuation are consistent with the pricing assumptions and updated as experience develops. Significant unobservable inputs that reflect policyholder behavior are reviewed quarterly along with other valuation assumptions.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of December 31, 2017 and 2016. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

RiverSource Life Insurance Company

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for other-than-temporary impairment. The investments that are determined to be other-than-temporarily impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). During the year ended December 31, 2017, the Company recognized $64 million of impairments on its investment in affordable housing partnerships primarily due to the enactment of the Tax Act. The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $166 million as of December 31, 2017 and is classified as Level 3 in the fair value hierarchy.

Asset and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value.

	December 31, 2017
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,619	$—	$—	$2,616	$2,616
Policy loans	845	—	—	801	801
Other investments	408	—	373	36	409

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$10,246	$—	$—	$10,755	$10,755
Short-term borrowings	200	—	200	—	200
Other liabilities	123	—	—	119	119
Separate account liabilities at NAV	369				369	(1)
	December 31, 2016
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$2,874	$—	$—	$2,865	$2,865
Policy loans	830	—	—	807	807
Other investments	402	—	364	43	407

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$10,906	$—	$—	$11,417	$11,417
Short-term borrowings	200	—	200	—	200
Other liabilities	177	—	—	169	169
Separate account liabilities at NAV	341				341	(1)

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

Mortgage Loans, Net

The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities, liquidity and characteristics including LTV ratio, occupancy rate, refinance risk, debt service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for the Company’s estimate of the amount recoverable on the loan. Given the significant unobservable inputs to the valuation of commercial mortgage loans, these measurements are classified as Level 3.

The fair value of residential mortgage loans as of December 31, 2016 is determined by discounting estimated cash flows and incorporating adjustments for prepayment, administration expenses, loss severity and credit loss estimates, with discount rates based on the Company’s estimate of current market conditions. Given the significant unobservable inputs to the valuation of residential mortgage loans as of December 31, 2016, these measurements are classified as Level 3.

Policy Loans

Policy loans represent loans made against the cash surrender value of the underlying life insurance or annuity product. These loans and the related interest are usually realized at death of the policyholder or contractholder or at surrender of the contract and are not transferable without the underlying insurance or annuity contract. The fair value of policy loans is determined by estimating expected cash flows discounted at rates based on the U.S. Treasury curve. Policy loans are classified as Level 3 as the discount rate used may be adjusted for the underlying performance of individual policies.

RiverSource Life Insurance Company

Other Investments

Other investments primarily consist of syndicated loans and an investment in FHLB. The fair value of syndicated loans is obtained from a third-party pricing service or non-binding broker quotes. Syndicated loans that are priced using a market approach with observable inputs are classified as Level 2 and syndicated loans priced using a single non-binding broker quote are classified as Level 3. The fair value of the investment in FHLB is approximated by the carrying value and classified as Level 3 due to restrictions on transfer and lack of liquidity in the primary market for this asset.

Policyholder Account Balances, Future Policy Benefits and Claims

The fair value of fixed annuities in deferral status is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a margin for adverse deviation from estimated early policy surrender behavior and the Company’s nonperformance risk specific to these liabilities. The fair value of non-life contingent fixed annuities in payout status, indexed annuity host contracts and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner. Given the use of significant unobservable inputs to these valuations, the measurements are classified as Level 3.

Short-term Borrowings

The fair value of short-term borrowings is obtained from a third-party pricing service. A nonperformance adjustment is not included as collateral requirements for these borrowings minimize the nonperformance risk. The fair value of short-term borrowings is classified as Level 2.

Other Liabilities

Other liabilities consist of future funding commitments to affordable housing partnerships and other real estate partnerships. The fair value of these future funding commitments is determined by discounting cash flows. The fair value of these commitments includes an adjustment for the Company’s nonperformance risk and is classified as Level 3 due to the use of the significant unobservable input.

Separate Account Liabilities

Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. The NAV of the related separate account assets is used as a practical expedient for fair value and represents the exit price for the separate account liabilities. Separate account liabilities are excluded from classification in the fair value hierarchy.

14.  RELATED PARTY TRANSACTIONS

CMIA is the investment advisor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides distribution and certain administrative services on behalf of CMIA and is compensated for the services it provides. For the years ended December 31, 2017, 2016 and 2015, the Company earned $322 million, $313 million and $311 million, respectively, from CMIA for these services.

Columbia Management Investment Distributors, Inc. (“CMID”), an affiliate of the Company, is the principal underwriter and distributor for the proprietary mutual funds used as investment options by the Company’s variable annuity contractholders and variable life insurance policyholders. The Company provides certain administrative services to assist in the promotion, distribution and account servicing of shares of the portfolios of the Company’s variable products and is compensated for providing these services. For the years ended December 31, 2017, 2016 and 2015, the Company earned $167 million, $158 million and $162 million, respectively, from CMID for these services.

Columbia Management Investment Services Corp. (“CMIS”), an affiliate of the Company, is the transfer agent that processes transactions related to the Company’s variable products. The Company provides administrative services related to these transactions and is compensated for providing these services. For the years ended December 31, 2017, 2016 and 2015, the Company earned $42 million, $40 million and $41 million, respectively, from CMIS for these services.

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $390 million, $400 million and $437 million for the years ended December 31, 2017, 2016 and 2015, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Dividends paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2017	2016	2015
Cash dividends paid to Ameriprise Financial	$700	$1,000	$800
Cash dividends received from RiverSource Life of NY	50	50	25
Cash dividend received from RTA	20	15	—
Cash dividend received from RiverSource REO 1, LLC (1)	—	31	—

(1)	RiverSource REO 1, LLC is a wholly owned subsidiary of RiverSource Life Insurance Company which holds foreclosed mortgage loans and real estate.

RiverSource Life Insurance Company

On February 20, 2018, the Company’s board of directors declared a cash dividend of $200 million to Ameriprise Financial, payable on or before March 22, 2018, pending approval by the Minnesota Department of Commerce.

For dividends from the life insurance companies, advance notification was provided to state insurance regulators prior to all dividend payments. See Note 15 for additional information.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due to Ameriprise Financial for federal income taxes was $105 million and $168 million as of December 31, 2017 and 2016, respectively, which is reflected in Other, net within operating activities on the Consolidated Statements of Cash Flows.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

RiverSource Life Insurance Company received approval from the Minnesota Department of Commerce to apply a permitted statutory accounting practice, effective July 1, 2017 through June 30, 2018, for certain derivative instruments used to economically hedge the interest rate exposure of certain variable annuity products that do not qualify for statutory hedge accounting. The permitted practice is intended to mitigate the impact to statutory surplus from the misalignment between variable annuity statutory reserves, which are not carried at fair value, and the fair value of derivatives used to economically hedge the interest rate exposure of non-life contingent living benefit guarantees. The permitted practice allows RiverSource Life Insurance Company to defer a portion of the change in fair value, net investment income and realized gains or losses generated from designated derivatives to the extent the amounts do not offset the current period interest-rate related change in the variable annuity statutory reserve liability. The deferred amount is amortized over ten years using the straight-line method with the ability to accelerate amortization at management’s discretion. There was no immediate impact to statutory surplus at the effective date for the permitted statutory accounting practice. As of December 31, 2017, application of this permitted practice resulted in a decrease to RiverSource Life Insurance Company’s statutory surplus of approximately $3 million.

State insurance statutes contain limitations as to the amount of dividends that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned surplus (deficit) aggregated $(306) million and $275 million as of December 31, 2017 and 2016, respectively.

In addition, dividends whose fair market value, together with that of other dividends made within the preceding 12 months, exceeds the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $2.4 billion and $3.0 billion as of December 31, 2017 and 2016, respectively.

Statutory net gain from operations and net income (loss) are summarized as follows:

	Years Ended December 31,
(in millions)	2017	2016	2015
Statutory net gain from operations	$958	$834	$1,033
Statutory net income (loss)	222	322	633

Government debt securities of $4 million as of both December 31, 2017 and 2016 were on deposit with various states as required by law.

RiverSource Life Insurance Company

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments and repurchase agreements are subject to master netting arrangements and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2017
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,440	$—	$3,440	$(2,599)	$(736)	$(88)	$17
OTC cleared	21	—	21	(15)	—	—	6
Exchange-traded	22	—	22	(1)	—	—	21
Total derivatives	$3,483	$—	$3,483	$(2,615)	$(736)	$(88)	$44

	December 31, 2016
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,822	$—	$2,822	$(2,161)	$(374)	$(235)	$52
OTC cleared	510	—	510	(507)	(3)	—	—
Exchange-traded	14	—	14	(2)	—	—	12
Total derivatives	$3,346	$—	$3,346	$(2,670)	$(377)	$(235)	$64

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2017
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$3,095	$—	$3,095	$(2,599)	$(1)	$(492)	$3
OTC cleared	15	—	15	(15)	—	—	—
Exchange-traded	1	—	1	(1)	—	—	—
Total derivatives	3,111	—	3,111	(2,615)	(1)	(492)	3
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$3,161	$—	$3,161	$(2,615)	$(1)	$(542)	$3

RiverSource Life Insurance Company

	December 31, 2016
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,481	$—	$2,481	$(2,161)	$—	$(312)	$8
OTC cleared	515	—	515	(507)	(8)	—	—
Exchange-traded	5	—	5	(2)	—	—	3
Total derivatives	3,001	—	3,001	(2,670)	(8)	(312)	11
Repurchase agreements	50	—	50	—	—	(50)	—
Total	$3,051	$—	$3,051	$(2,670)	$(8)	$(362)	$11

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amounts of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in other assets and other liabilities. Cash collateral pledged by the Company is reflected in other assets and cash collateral accepted by the Company is reflected in other liabilities. Repurchase agreements are reflected in short-term borrowings. See Note 17 for additional disclosures related to the Company’s derivative instruments and Note 12 for additional disclosures related to the Company’s repurchase agreements.

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

The Company’s freestanding derivative instruments are all subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

The Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2017			December 31, 2016
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)		Assets(1)	Liabilities(2)
Derivatives not designated as hedging instruments
Interest rate contracts	$64,790	$1,081	$415	$71,019	$1,735	$965
Equity contracts	56,649	2,367	2,671	60,419	1,530	1,989
Credit contracts	715	—	2	1,039	1	—
Foreign exchange contracts	3,996	35	23	4,494	80	47
Other contracts	450	—	—	240	—	—
Total non-designated hedges	126,600	3,483	3,111	137,211	3,346	3,001
Embedded derivatives
GMWB and GMAB(3)	N/A	—	(49)	N/A	—	614
IUL	N/A	—	601	N/A	—	464
Indexed annuities	N/A	—	5	N/A	—	5
Total embedded derivatives	N/A	—	557	N/A	—	1,083
Total derivatives	$126,600	$3,483	$3,668	$137,211	$3,346	$4,084

N/A Not applicable.

(1)	The fair value of freestanding derivative assets is included in Other assets on the Consolidated Balance Sheets.

RiverSource Life Insurance Company

(2)

The fair value of freestanding derivative liabilities is included in Other liabilities on the Consolidated Balance Sheets. The fair value of GMWB and GMAB, IUL, and indexed annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims on the Consolidated Balance Sheets.

(3)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2017 included $443 million of individual contracts in a liability position and $492 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2016 included $880 million of individual contracts in a liability position and $266 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2017 and 2016, investment securities with a fair value of $89 million and $235 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $89 million and $118 million, respectively, may be sold, pledged or rehypothecated by the Company. As of December 31, 2017 and 2016, the Company had sold, pledged, or rehypothecated nil and $19 million, respectively, of these securities. In addition, as of December 31, 2017 and 2016, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2017
Interest rate contracts	$—	$3
Equity contracts	75	(1,006)
Credit contracts	—	(22)
Foreign exchange contracts	—	(23)
Other contracts	—	(2)
GMWB and GMAB embedded derivatives	—	663
IUL embedded derivatives	(45)	—
Total gain (loss)	$30	$(387)
Year Ended December 31, 2016
Interest rate contracts	$—	$38
Equity contracts	20	(857)
Credit contracts	—	2
Other contracts	—	(2)
GMWB and GMAB embedded derivatives	—	237
IUL embedded derivatives	15	—
Total gain (loss)	$35	$(582)
Year Ended December 31, 2015
Interest rate contracts	$—	$232
Equity contracts	(10)	(308)
Credit contracts	—	(1)
Foreign exchange contracts	—	13
Other contracts	—	(1)
GMWB and GMAB embedded derivatives	—	(372)
IUL embedded derivatives	(8)	—
Indexed annuity embedded derivatives	1	—
Total gain (loss)	$(17)	$(437)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the exposure related to GMAB and non-life contingent GMWB provisions primarily using futures, options, interest rate swaptions, interest rate swaps, total return swaps and variance swaps.

RiverSource Life Insurance Company

The deferred premium associated with certain of the above options and swaptions is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options and swaptions as of December 31, 2017:

(in millions)	Premiums Payable	Premiums Receivable
2018	$213	$129
2019	276	170
2020	198	98
2021	168	107
2022	231	147
2023-2026	472	59
Total	$1,558	$710

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company uses a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates are shown in Other contracts in the tables above.

Indexed annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to indexed annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of indexed annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the year ended December 31, 2017, the Company held no derivatives that were designated as cash flow hedges. As of December 31, 2017, the Company expects to reclassify $2 million of deferred losses on derivative instruments from AOCI to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. During the years ended December 31, 2017 and 2016, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2017, 2016 and 2015, amounts recognized in earnings on derivative transactions that were ineffective were not material. See Note 18 for a summary of net unrealized gains (losses) included in AOCI related to previously designated cash flow hedges.

Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is one year and relates to interest credited on forecasted fixed premium product sales.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2017 and 2016, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $299 million and $206 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2017 and 2016 was $296 million and $198 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of December 31, 2017 and 2016 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $3 million and $8 million, respectively.

RiverSource Life Insurance Company

18.  SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Years Ended December 31, 2017
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	$210	$(61)	$149
Reclassification of net securities (gains) losses included in net income(2)	(44)	15	(29)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(180)	57	(123)
Net unrealized securities gains (losses)	(14)	11	(3)
Net unrealized derivatives gains (losses):
Reclassification of net derivative (gains) losses included in net income(3)	5	(2)	3
Net unrealized derivatives gains (losses)	5	(2)	3
Other	(1)	—	(1)
Total other comprehensive income (loss)	$(10)	$9	$(1)

	Years Ended December 31, 2016
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	$350	$(124)	$226
Reclassification of net securities (gains) losses included in net income(2)	(17)	6	(11)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	(242)	85	(157)
Net unrealized securities gains (losses)	91	(33)	58
Net unrealized derivatives gains (losses):
Reclassification of net derivative (gains) losses included in net income(3)	6	(2)	4
Net unrealized derivatives gains (losses)	6	(2)	4
Total other comprehensive income (loss)	$97	$(35)	$62

	Years Ended December 31, 2015
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized securities gains (losses):
Net unrealized securities gains (losses) arising during the period(1)	$(997)	$351	$(646)
Reclassification of net securities (gains) losses included in net income(2)	(6)	2	(4)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	480	(168)	312
Net unrealized securities gains (losses)	(523)	185	(338)
Net unrealized derivatives gains (losses):
Reclassification of net derivative (gains) losses included in net income(3)	6	(2)	4
Net unrealized derivatives gains (losses)	6	(2)	4
Total other comprehensive income (loss)	$(517)	$183	$(334)

(1)	Includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period.
(2)	Reclassification amounts are recorded in net realized investment gains (losses).
(3)	Reclassification amounts are recorded in net investment income.

Other comprehensive income (loss) related to net unrealized securities gains (losses) includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit other-than-temporary impairment losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Securities Gains (Losses)	Net Unrealized Derivatives Gains	Other	Total
Balance, January 1, 2015	$741	$(12)	$—	$729
OCI before reclassifications	(334)	—	—	(334)
Amounts reclassified from AOCI	(4)	4	—	—
Total OCI	(338)	4	—	(334)
Balance, December 31, 2015	403 (1)	(8)	—	395
OCI before reclassifications	69	—	—	69
Amounts reclassified from AOCI	(11)	4	—	(7)
Total OCI	58	4	—	62
Balance, December 31, 2016	461 (1)	(4)	—	457
OCI before reclassifications	26	—	(1)	25
Amounts reclassified from AOCI	(29)	3	—	(26)
Total OCI	(3)	3	(1)	(1)
Balance, December 31, 2017	$458 (1)	$(1)	$(1)	$456

(1)

Includes nil, nil and $2 million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities at December 31, 2017, 2016 and 2015, respectively.

19.  INCOME TAXES

The components of income tax provision were as follows:

	Years Ended December 31,
(in millions)	2017	2016	2015
Current income tax
Federal	$158	$18	$234
State	1	1	2
Total current income tax	159	19	236
Deferred income tax
Federal	103	6	(91)
State	(2)	(1)	—
Total deferred income tax	101	5	(91)
Total income tax provision	$260	$24	$145

On December 22, 2017, the Tax Act was signed into law. The provision for income taxes for the year ended December 31, 2017 includes an expense of $140 million due to the enactment of the Tax Act. The $140 million expense includes a $136 million expense for the remeasurement of deferred tax assets and liabilities to the Tax Act’s statutory rate of 21% and a $4 million expense for the remeasurement of tax contingencies, specifically state tax contingencies and interest accrued for tax contingencies.

The Company considers the expenses related to the remeasurement of deferred tax assets and liabilities to be provisional amounts based on reasonable estimates as discussed below.

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% were as follows:

	Years Ended December 31,
	2017	2016	2015
Tax at U.S. statutory rate	35.0%	35.0%	35.0%
Changes in taxes resulting from:
Impact of Tax Act	14.0	—	—
Dividend received deduction	(12.9)	(17.1)	(14.0)
Low income housing tax credits	(7.4)	(9.4)	(6.1)
Foreign tax credit, net of addback	(2.7)	(3.8)	—
Taxes applicable to prior years	—	(2.0)	—
Other, net	—	0.7	(0.9)
Income tax provision	26.0%	3.4%	14.0%

RiverSource Life Insurance Company

The effective tax rates are lower than the statutory rate as a result of tax preferred items including the dividends received deduction and low income housing credits. The increase in the effective tax rate for the year ended December 31, 2017 compared to 2016 was primarily due to a $140 million expense in 2017 due to provisions of the Tax Act, including remeasurement of net deferred tax assets and remeasurement of tax contingencies. The decrease in the effective tax rate for the year ended December 31, 2016 compared to 2015 was primarily due to lower pretax income in relation to preferred items including the dividends received deduction and low income housing tax credits.

As of December 31, 2017, the Company had not fully completed its accounting for the tax effects of the enactment of the Tax Act; however, the Company is able to provide reasonable estimates of the Tax Act’s impact. The Company’s provision for income taxes for the year ended December 31, 2017 is based in part on a reasonable estimate of the remeasurement of deferred tax assets and liabilities under the Tax Act. The Company recognized a provisional tax amount of $140 million, which is included as a component of provision for income taxes from continuing operations. The Company considers the accounting for the Tax Act’s expense related to the remeasurement of tax contingencies to be final and complete. The Company recorded a provisional tax amount of $136 million to remeasure certain deferred tax assets and liabilities as a result of the enactment of the Tax Act. The Company is still analyzing certain aspects of the Tax Act and is refining the estimate of the expected reversal of its deferred tax balances. This can potentially affect the measurement of these balances or give rise to new deferred tax amounts. In addition, further guidance from federal and state taxing authorities may change the provisional tax liability or the accounting treatment of the provisional tax liability.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at 21% as of December 31, 2017 and 35% as of December 31, 2016. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within other assets or other liabilities on the Consolidated Balance Sheets, were as follows:

	December 31,
(in millions)	2017	2016
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$599	$1,144
Investment related	251	236
Other	29	13
Gross deferred income tax assets	879	1,393
Less: valuation allowance	11	8
Total deferred income tax assets	868	1,385
Deferred income tax liabilities
Deferred acquisition costs	431	695
Net unrealized gains on Available-for-Sale securities	150	251
Deferred sales inducement costs	62	113
Depreciation	13	23
Other	1	—
Gross deferred income tax liabilities	657	1,082
Net deferred income tax assets	$211	$303

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $9 million, net of federal benefit, which will expire beginning December 31, 2018. Based on analysis of the Company’s tax position, management believes it is more likely than not that the Company will not realize certain state deferred tax assets, primarily state net operating losses and therefore a valuation allowance of $11 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2017	2016	2015
Balance at January 1	$59	$95	$160
Additions based on tax positions related to the current year	5	6	11
Additions for tax positions of prior years	—	31	29
Reductions for tax positions of prior years	(50)	(68)	(105)
Settlements	—	(5)	—
Balance at December 31	$14	$59	$95

If recognized, approximately $5 million, $6 million and $9 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2017, 2016 and 2015, respectively, would affect the effective tax rate.

RiverSource Life Insurance Company

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. Based on the current audit position of the Company, it is estimated that the total amount of gross unrecognized tax benefits may decrease by $9 million to $10 million in the next 12 months due to Internal Revenue Service (“IRS”) settlements and state exams.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized a net decrease of $1 million, a net decrease of $39 million, and a net increase of $1 million in interest and penalties for the years ended December 31, 2017, 2016 and 2015, respectively. As of December 31, 2017 and 2016, the Company had a payable of $1 million and $2 million, respectively, related to accrued interest and penalties.

The Company or one or more of its subsidiaries files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. In the third quarter of 2017, the Company received final cash settlements for resolution of the 2006 and 2011 audits. The IRS has completed its examination of the 2008 through 2010 tax returns, and these years are effectively settled; however, the statutes of limitation, remain open for certain carryover adjustments. The IRS is currently auditing the Company’s U.S. income tax returns for 2012 through 2015. The Company’s or certain of its subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 2011 through 2015.

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2017	2016
Commercial mortgage loans	$31	$68
Residential mortgage loans	—	185
Affordable housing and other real estate partnerships	123	177
Total funding commitments	$154	$430

The decrease in residential mortgage loan funding commitments as of December 31, 2017 compared to the prior year is primarily due to the sale of loans. See Note 6 for additional information.

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2017, these guarantees range from 1% to 5%.

Contingencies

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations.

The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations (“NOLHGA”) and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2017 and 2016, the estimated liability was $14 million and $16 million, respectively, and the related premium tax asset was $12 million and $14 million, respectively. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. The Company has cooperated and will continue to cooperate with the applicable regulators.

The Company is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. The Company believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory investigation, examination or proceeding that is likely to have a material adverse effect on its consolidated financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

S-6333 CE (12/18)